[Execution]

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 12, 2022 (this “Amendment No. 4”), is by and among Wells Fargo Bank, National Association (“Wells Fargo Bank”), a national banking association, as administrative agent pursuant to the Credit Agreement as defined below (in such capacity, together with its successors and assigns, in such capacity, “Administrative Agent”), the parties to the Credit Agreement as lenders (individually, each a “Revolving Credit Lender” and collectively, “Revolving Credit Lenders”), Masonite International Corporation, a British Columbia corporation (the “Canadian Borrower” or the “Parent Borrower”), Masonite Corporation, a Delaware corporation (the “Lead U.S. Borrower”), Premdor Crosby Limited, a limited company incorporated in England and Wales (the “Lead U.K. Borrower”), Door-Stop International Limited, a limited company incorporated in England and Wales (“Door-Stop” and, together with the Lead U.K. Borrower, the Canadian Borrower and the Lead U.S. Borrower, each a “Borrower” and collectively, “Borrowers”), and the New Revolving Credit Lender (as hereinafter defined) party hereto.
W I T N E S S E T H :
WHEREAS, Administrative Agent, Revolving Credit Lenders, Borrowers and others are parties to financing arrangements pursuant to which Revolving Credit Lenders may make loans and provided other financial accommodations to Borrowers as set forth in the Second Amended and Restated Credit Agreement, dated as of January 31, 2019, by and among Administrative Agent, Revolving Credit Lenders, Borrowers and others, as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of February 10, 2020, Amendment No. 2 to Second Amended and Restated Credit Agreement, dated as of September 24, 2021, and Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment, dated as of October 28, 2022 (the “Existing Credit Agreement”; as the same now exists or may hereafter be amended (including, without limitation, by this Amendment No. 4), modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced, the “Credit Agreement”), and the other Loan Documents;
WHEREAS, the parties hereto desire to make certain amendments to the Existing Credit Agreement, subject to the terms and conditions set forth herein; and
WHEREAS, by this Amendment No. 4, Administrative Agent, Revolving Credit Lenders, New Revolving Credit Lender and Borrowers intend to evidence the foregoing amendments;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, the parties hereto agree as follows:
1.Definitions.

(a)Additional Definition. Section 1.01 of the Existing Credit Agreement is hereby amended to include each of the following definitions:
(i)“Amendment No. 4” means Amendment No. 4 to Second Amended and Restated Credit Agreement by and among Borrowers, Administrative Agent, Revolving Credit Lenders party thereto (including, for the avoidance of doubt, the New Revolving Credit Lender (as defined in Amendment No. 4)), as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced.
(ii)“Amendment No. 4 Effective Date” means the date on which each of the conditions precedent to the effectiveness of Amendment No. 4 have been satisfied.
(b)Interpretation. For purposes of this Amendment No. 4, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.
2.Amendments to Credit Agreement. Effective as of the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth in Exhibit A hereto. All schedules and exhibits to the Existing Credit Agreement, as in effect immediately prior to the Amendment No. 4 Effective Date, shall constitute schedules and exhibits to the Credit Agreement, except that (a) Schedule 2.01 to the Existing Credit Agreement (Commitments and Applicable Percentage) is hereby deleted in its entirety and is replaced with Exhibit B hereto, and (b) Exhibit F-4 to the Existing Credit Agreement (Form of Perfection Certificate) is hereby deleted in its entirety and is replaced with Exhibit C hereto. By executing this Amendment No. 4, each of Borrowers, Revolving Credit Lenders and Administrative Agent hereby consents and agrees to each of the amendments and modifications to the Existing Credit Agreement contained herein (including, without limitation, any exhibit or schedule attached hereto).
3.Joinder of CIBC Bank USA as a Revolving Credit Lender.
(a)Upon the Amendment No. 4 Effective Date, CIBC Bank USA (“New Revolving Credit Lender”) shall be deemed to have a Revolving Credit Commitment, a U.S. Revolving Credit Commitment, a Canadian Revolving Credit Commitment and a U.K. Revolving Credit Commitment in the applicable amounts set forth opposite New Revolving Credit Lender’s name on the amended Schedule 2.01 attached hereto as Exhibit B (collectively, the “CIBC Commitment”).
(b)As of the Amendment No. 4 Effective Date, New Revolving Credit Lender shall (i) be a party to the Credit Agreement as a Revolving Credit Lender, (ii) be a “Revolving Credit Lender”, a “U.S. Revolving Credit Lender”, a “Canadian Revolving Credit Lender” and a “U.K. Revolving Credit Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of a Revolving Credit Lender, a U.S. Revolving Credit Lender, a Canadian Revolving Credit Lender and a U.K. Revolving Credit Lender under the Credit Agreement and the other Loan Documents.

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(c)New Revolving Credit Lender represents and warrants that:
(i)it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 4, to consummate the transactions contemplated hereby and to become a Revolving Credit Lender under the Credit Agreement,
(ii)it meets all the requirements of an Eligible Assignee under the Credit Agreement,
(iii)from and after the Amendment No. 4 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Revolving Credit Lender thereunder and shall have the obligations of a Revolving Credit Lender thereunder,
(iv)it is sophisticated with respect to decisions to acquire assets of the type represented by the CIBC Commitment and either it, or the Person exercising discretion in making its decision to provide the CIBC Commitment, is experienced in acquiring assets of such type,
(v)it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment No. 4 and to provide the CIBC Commitment,
(vi)it has, independently and without reliance upon the Administrative Agent or any other Revolving Credit Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment No. 4 and to provide the CIBC Commitment,
(vii)if it is a Foreign Lender, it has delivered to Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by New Revolving Credit Lender (including, without limitation, the documentation required pursuant to Section 3.01(e) of the Credit Agreement), and
(viii)appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under or pursuant to the Credit Agreement as are delegated to the Administrative Agent and/or the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto.
(d)New Revolving Credit Lender agrees that:
(i)it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Revolving Credit Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and

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(ii)it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Revolving Credit Lender.
4.Settlement. Borrowers will prepay and reborrow (pursuant to the terms of the Credit Agreement) the outstanding Revolving Credit Loans as of the date hereof, if any, in an amount necessary such that after giving effect to the updated Commitments and Applicable Percentages set forth on the amended Schedule 2.01 attached hereto as Exhibit B, each Revolving Credit Lender (including existing Revolving Credit Lenders and the New Revolving Credit Lender) will hold its Applicable Percentage of the outstanding Revolving Credit Loans under each Facility.
5.Representations and Warranties. Each Borrower, jointly and severally, represents and warrants to Administrative Agent and Revolving Credit Lenders as follows:
(a)the execution, delivery and performance by each applicable Borrower of this Amendment No. 4 and of that certain Third Amended and Restated Fee Letter, dated as of the date hereof, between Parent Borrower and Administrative Agent (the “Third Amended and Restated Fee Letter” and, together with this Amendment No. 4, the “Amendment No. 4 Documents”) have been duly authorized by all necessary corporate, partnership, limited liability company or other organizational action, and does not and will not (i) contravene the terms of any of such Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, (A) any Contractual Obligation to which such Borrower is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject, except in each case for such violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; or (iii) violate any Law, except in each case for such violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;
(b)no approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower of each Amendment No. 4 Document to which it is a party, except for those approvals, consents, exemptions, authorizations or other actions by, or notices to or filings with, any Governmental Authority or any other Person as have been obtained as of the Amendment No. 4 Effective Date; and
(c)Each Amendment No. 4 Document to which each Borrower is a party has been duly executed and delivered by such Borrower. Each Amendment No. 4 Document to which each Borrower is a party constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law).
6.Conditions Precedent. This Amendment No. 4 shall become effective upon the date

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on which each of the following conditions precedent are satisfied:
(a)Administrative Agent shall have received counterparts of this Amendment No. 4, duly authorized, executed and delivered by the Borrowers and Revolving Credit Lenders and duly acknowledged by each Guarantor;
(b)Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent, the Third Amended and Restated Fee Letter, duly authorized, executed and delivered by the Parent Borrower;
(c)Administrative Agent shall have received, in form and substance reasonably satisfactory to Administrative Agent, an updated Perfection Certificate dated as of the date hereof with respect to each Loan Party, duly authorized, executed and delivered by the Parent Borrower;
(d)Administrative Agent shall have received (i) a certificate of status (or the applicable equivalent thereof) with respect to each Loan Party (other than a U.K. Loan Party and a Canadian Loan Party), dated within thirty (30) days of the date hereof and (ii) a certificate as to the good standing of each Canadian Loan Party, dated within four (4) Business Days of the date hereof, in each case, such certificate to be issued by the appropriate Governmental Authority of the jurisdiction of organization of such Loan Party, as applicable, which certificate shall indicate that such Loan Party, as applicable, is in good standing in such jurisdiction;
(e)Administrative Agent shall have received an officer’s certificate or secretary’s certificate, duly authorized, executed and delivered by a Responsible Officer of each Loan Party, in form and substance reasonably satisfactory to Administrative Agent, approving the transactions contemplated by the Amendment No. 4 Documents, together with organizational documents and records of all requisite corporate or limited liability company action and proceedings in connection with the Amendment No. 4 Documents;
(f)Administrative Agent shall have received favorable written opinions of U.S. counsel and Canadian counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and each Revolving Credit Lender, dated the Amendment No. 4 Effective Date and covering such matters as Administrative Agent may reasonably request;
(g)Administrative Agent shall have received a favorable written opinion of U.K. counsel to the Administrative Agent, addressed to the Administrative Agent, the Collateral Agent and each Revolving Credit Lender, dated the Amendment No. 4 Effective Date and covering such matters as Administrative Agent may reasonably request;
(h)as of the date of this Amendment No. 4, and immediately after the effectiveness of this Amendment No. 4, Excess Availability shall be not less than $50,000,000;
(i)Administrative Agent shall have received the fees due and payable on the Amendment No. 4 Effective Date pursuant to the Third Amended and Restated Fee Letter;
(j)no Default or Event of Default shall exist or have occurred and be continuing as of the date of this Amendment No. 4 and immediately after giving effect thereto; and

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(k)Administrative Agent shall have received internal Flood Disaster Prevention Act approval.
7.General.
(a)Effect of this Amendment. Except as expressly provided herein or in the other Amendment No. 4 Documents, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment No. 4 shall constitute a Loan Document.
(b)Governing Law, etc. Sections 10.12, 10.14 and 10.15 of the Existing Credit Agreement are hereby incorporated herein by reference, mutatis mutandis.
(c)Binding Effect. This Amendment No. 4 shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto.
(d)Counterparts, etc. This Amendment No. 4, any documents executed in connection herewith and any notices delivered hereunder or thereunder, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Administrative Agent reserves the right, in its reasonable discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment No. 4, any documents executed in connection herewith or on any notice delivered hereunder or thereunder. This Amendment No. 4 and any documents delivered in connection herewith constitute the entire agreement of the parties hereto relating to the subject matter hereof or thereof and supersedes any and all previous agreements and understanding, oral or written, relating to the subject matter hereof or thereof. This Amendment No. 4, any documents executed in connection herewith and any notices delivered hereunder or thereunder may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Amendment No. 4, any documents executed in connection herewith and any notices hereunder or thereunder by telecopy or other electronic means will be as effective as delivery of a manually executed counterpart of this Amendment No. 4, any such documents or notice.
(e)Each Loan Party hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 4, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment No. 4. For greater certainty and without limiting the foregoing, such Loan Party hereby confirms that the existing Liens granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to

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secure the obligations of such Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their authorized officers as of the day and year first above written.

MASONITE INTERNATIONAL CORPORATION

By:    /s/ Kent J. Markham
Name: Kent J. Markham
Title: Assistant Treasurer and Director of Risk Management

MASONITE CORPORATION

By:    /s/ Kent J. Markham
Name: Kent J. Markham
Title: Assistant Treasurer and Director of Risk Management

PREMDOR CROSBY LIMITED

By:    /s/ Victoria Philemon
Name: Clare Doyle
Title: Director

DOOR-STOP INTERNATIONAL LIMITED

By:    /s/ Victoria Philemon
Name: Clare Doyle
Title: Director

Amendment No. 4 to Second Amended and Restated Credit Agreement and Facility Increase Amendment

Acknowledged and Agreed as
to Section 7(e):

SIERRA LUMBER, INC.

By: /s/ Kent J. Markham
Name: Kent J. Markham
Title: Assistant Treasurer and Director
of Risk Management
Amendment No. 4 to Second Amended and Restated Credit Agreement and Facility Increase Amendment

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent,
a U.S. Revolving Credit Lender and a U.S. L/C
Issuer

By:    /s/ Rod Dellinger
Name: Rod Dellinger
Title: Authorized Signatory

WELLS FARGO CAPITAL FINANCE
CORPORATION CANADA, as a Canadian
Revolving Credit Lender and a Canadian L/C
Issuer

By:    /s/ Carmela Massari
Name: Carmela Massari
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL
ASSOCIATION
(LONDON BRANCH),
as a U.K. Revolving Credit Lender and a U.K. L/C
Issuer

By:    /s/ Alison Powell
Name: Alison Powell
Title: Authorized Signatory

Amendment No. 4 to Second Amended and Restated Credit Agreement (Masonite)

BANK OF AMERICA, N.A.,
as a U.S. Revolving Credit Lender, a
U.K. Revolving Credit Lender, a U.S. L/C Issuer
and a U.K. L/C Issuer

By:    /s/ Jenifer L. Medzi
Name: Jenifer L. Medzi
Title: Senior Vice President

BANK OF AMERICA, N.A.
(acting through its Canada Branch),
as a Canadian Revolving Credit Lender and a Canadian L/C Issuer

By:    /s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

Amendment No. 4 to Second Amended and Restated Credit Agreement (Masonite)

ROYAL BANK OF CANADA,
as a U.S. Revolving Credit Lender, Canadian
Revolving Credit Lender and U.K. Revolving Credit Lender

By:    /s/ Stuart Coulter
Name: Stuart Coulter
Title: Authorized Signatory
Amendment No. 4 to Second Amended and Restated Credit Agreement (Masonite)

HSBC BANK USA, NATIONAL ASSOCIATION,
as a U.S. Revolving Credit Lender, Canadian
Revolving Credit Lender and U.K. Revolving Credit Lender
By: /s/ Peter Hart
Name: Peter Hart
Title: Director

Amendment No. 4 to Second Amended and Restated Credit Agreement (Masonite)

JPMORGAN CHASE BANK, N.A.,
as a U.S. Revolving Credit Lender and U.K.
Revolving Credit Lender

By:    /s/ Kody J. Nerios
Name: Kody J. Nerios
Title: Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Canadian Revolving Credit Lender

By:    /s/ Bruce Watson
Name: Bruce Watson
Title: Authorized Officer

Amendment No. 4 to Second Amended and Restated Credit Agreement (Masonite)

PNC BANK, NATIONAL ASSOCIATION,
as a U.S. Revolving Credit Lender and U.K. Revolving Credit Lender

By:    /s/ Carmen Campise Jr.
Name: Carmen Campise Jr.
Title: Senior Vice President

PNC BANK CANADA BRANCH,
as a Canadian Revolving Credit Lender

By:    /s/ Caroline M. Stade
Name: Caroline M. Stade
Title: Senior Vice President

Amendment No. 4 to Second Amended and Restated Credit Agreement (Masonite)

REGIONS BANK,
as a U.S. Revolving Credit Lender, Canadian
Revolving Credit Lender and U.K. Revolving Credit Lender

By:    /s/ John Hails
Name: John Hails
Title: Vice President
Amendment No. 4 to Second Amended and Restated Credit Agreement (Masonite)

TD BANK, N.A.,
as a U.S. Revolving Credit Lender, Canadian
Revolving Credit Lender, U.K. Revolving Credit Lender, and a Canadian L/C Issuer

By:    /s/ Shawn Pritchett
Name: Shawn Pritchett
Title: Credit Specialist

Amendment No. 4 to Second Amended and Restated Credit Agreement (Masonite)

CIBC BANK USA,
as a U.S. Revolving Credit Lender, Canadian
Revolving Credit Lender and U.K. Revolving Credit Lender

By:    /s/ Kimberly A. Bruce
Name: Kimberly A. Bruce
Title: Managing Director

Amendment No. 4 to Second Amended and Restated Credit Agreement (Masonite)

Exhibit A
to
Amendment No. 4 to Second Amended and Restated Credit Agreement
Amended Credit Agreement
See attached.

EXHIBIT ~~C~~A
TO
AMENDMENT NO. ~~3~~4 TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT ~~AND FACILITY INCREASE AMENDMENT~~
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of January 31, 2019
among
MASONITE INTERNATIONAL CORPORATION,
as Canadian Borrower and Parent Borrower,
MASONITE CORPORATION
and
THE OTHER U.S. BORROWERS FROM TIME TO TIME PARTY HERETO,
as U.S. Borrowers,
PREMDOR CROSBY LIMITED
and
THE OTHER U.K. BORROWERS FROM TIME TO TIME PARTY HERETO,
as U.K. Borrowers,
THE LENDERS FROM TIME TO TIME PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and L/C Issuer,
BANK OF AMERICA, N.A.,
as a Syndication Agent,
and
ROYAL BANK OF CANADA,
HSBC BANK USA, NATIONAL ASSOCIATION,
JPMORGAN CHASE BANK, N.A.,
PNC BANK, NATIONAL ASSOCIATION,
REGIONS BANK,
and
TD BANK, N.A.,
as Co-Documentation Agents,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
BANK OF AMERICA, N.A.,
ROYAL BANK OF CANADA,
and
HSBC BANK USA, NATIONAL ASSOCIATION,
as Joint Lead Arrangers and Joint Lead Bookrunners

TABLE OF CONTENTS

Page

Article I DEFINITIONS AND ACCOUNTING TERMS		1
Section 1.01.	Defined Terms	1
Section 1.02.	Other Interpretative Provisions	~~77~~80
Section 1.03.	Accounting Terms and Determinations	~~79~~81
Section 1.04.	Rounding	~~80~~82
Section 1.05.	Times of Day	~~80~~82
Section 1.06.	Letter of Credit Amounts	~~80~~82
Section 1.07	Currency Equivalents Generally	~~80~~82
Article II THE COMMITMENTS AND CREDIT EXTENSIONS		~~80~~83
Section 2.01.	The Loans	~~80~~83
Section 2.02.	Borrowings, Conversions and Continuations of Loans	~~87~~89
Section 2.03.	Letters of Credit	~~89~~92
Section 2.04.	Prepayments	~~102~~104
Section 2.05.	Termination or Reduction of Commitments	~~105~~107
Section 2.06.	Repayment of Revolving Credit Loans	~~106~~108
Section 2.07.	Interest	~~106~~108
Section 2.08.	Fees	~~107~~109
Section 2.09.	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate	~~107~~110
Section 2.10.	Evidence of Debt	~~108~~111
Section 2.11.	Payments Generally; Administrative Agent’s Clawback	~~109~~111
Section 2.12.	Sharing of Payments by Revolving Credit Lenders	~~113~~115
Section 2.13.	Increase in Revolving Credit Facility	~~114~~116
Section 2.14.	Benchmark Replacement Setting.	~~118~~120
Section 2.15.	BA Rate Fallback.	124
Article III TAXES, YIELD PROTECTION AND ILLEGALITY
Section 3.01.	Taxes	~~122~~128
Section 3.02.	Illegality	~~126~~132
Section 3.03.	Inability to Determine Rates	~~126~~133
Section 3.04.	Increased Costs	~~126~~133
Section 3.05.	Compensation for Losses	~~128~~134
Section 3.06.	Mitigation Obligations; Replacement of Revolving Credit Lenders	~~128~~135
i

Section 3.07.	United Kingdom Tax Matters	~~129~~135
Section 3.08.	Survival	~~135~~142
Article IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS		~~135~~142
Section 4.01.	Conditions to Initial Credit Extension	~~135~~142
Section 4.02.	Conditions to All Credit Extensions	~~138~~144
Article V REPRESENTATIONS AND WARRANTIES		~~139~~145
Section 5.01.	Existence, Qualification and Power	~~139~~145
Section 5.02.	Authorization; No Contravention	~~139~~146
Section 5.03.	Governmental Authorization; Other Consents	~~139~~146
Section 5.04.	Binding Effect	~~140~~146
Section 5.05.	Financial Condition; No Material Adverse Effect	~~140~~146
Section 5.06.	Litigation	~~141~~147
Section 5.07.	No Default	~~141~~148
Section 5.08.	Ownership of Property; Liens; Investments	~~141~~148
Section 5.09.	Environmental Compliance	~~142~~148
Section 5.10.	Insurance	~~143~~149
Section 5.11.	Taxes	~~143~~149
Section 5.12.	ERISA; Foreign Pension Plans; Employee Benefit Arrangements	~~143~~150
Section 5.13.	Subsidiaries; Equity Interests; Loan Parties	~~145~~151
Section 5.14.	Margin Regulations; Investment Company Act	~~145~~151
Section 5.15.	Disclosure	~~145~~152
Section 5.16.	Compliance with Law	~~146~~152
Section 5.17.	Intellectual Property	~~146~~152
Section 5.18.	Solvency	~~146~~152
Section 5.19.	Casualty, Etc	~~146~~152
Section 5.20.	Labor Matters	~~146~~153
Section 5.21.	Collateral Documents	~~146~~153
Section 5.22.	Immaterial Subsidiaries	~~147~~153
Section 5.23.	Patriot Act; Beneficial Ownership	~~147~~154
Section 5.24.	OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws	~~147~~154
Section 5.25.	Centre of Main Interests	~~148~~154
Section 5.26.	U.K. Pensions	~~148~~154

Section 5.27.	Ranking	~~148~~154
Article VI AFFIRMATIVE COVENANTS		~~148~~154
Section 6.01.	Financial Statements	~~148~~155
Section 6.02.	Certificates; Other Information	~~149~~156
Section 6.03.	Notices	~~153~~159
Section 6.04.	Payment of Obligations	~~153~~160
Section 6.05.	Preservation of Existence Etc	~~153~~160
Section 6.06.	Maintenance of Properties	~~154~~160
Section 6.07.	Maintenance of Insurance	~~154~~160
Section 6.08.	Compliance with Laws	~~154~~161
Section 6.09.	Books and Records	~~154~~161
Section 6.10.	Inspection Rights	~~154~~161
Section 6.11.	Use of Proceeds	~~155~~161
Section 6.12.	Additional Loan Parties; Additional Security	~~155~~162
Section 6.13.	Compliance with Environmental Laws	~~158~~165
Section 6.14.	Further Assurances	~~159~~165
Section 6.15.	Collateral Administration	~~159~~166
Section 6.16.	Maintenance of Cash Management System	~~161~~168
Section 6.17.	[Reserved]	~~161~~168
Section 6.18.	Canadian Pension Plans	~~161~~168
Section 6.19.	U.K. Pensions	~~161~~168
Section 6.20.	Centre of Main Interests	~~162~~169
Section 6.21.	People with Significant Control regime	~~162~~169
Article VII NEGATIVE COVENANTS		~~162~~169
Section 7.01.	Restriction on Liens	~~162~~169
Section 7.02.	Limitation on Indebtedness	~~165~~172
Section 7.03.	Investments	~~168~~175
Section 7.04.	Fundamental Changes	~~171~~179
Section 7.05.	Dispositions	~~172~~180
Section 7.06.	Restricted Payments, etc.	~~175~~182
Section 7.07.	Change in Nature of Business	~~177~~184
Section 7.08.	Transactions with Affiliates	~~177~~184
Section 7.09.	Burdensome Agreements	~~178~~186
Section 7.10.	Use of Proceeds	~~180~~187

Section 7.11.	Financial Covenants	~~180~~187
Section 7.12.	Amendment of Organizational Documents	~~180~~188
Section 7.13.	Accounting Changes	~~180~~188
Section 7.14.	Prepayments of Indebtedness, etc	~~180~~188
Section 7.15.	Amendments of Transaction Documents and Indebtedness	~~181~~188
Section 7.16.	Certain Activities	~~181~~188
Section 7.17.	Establishment of Defined Benefit Plan	~~181~~189
Section 7.18.	Independence of Covenants	~~181~~189
Article VIII EVENTS OF DEFAULT		~~181~~189
Section 8.01.	Events of Default	~~182~~189
Section 8.02.	Remedies upon Event of Default	~~185~~192
Section 8.03.	Application of Funds	~~185~~193
Section 8.04.	Collection Allocation Mechanism	~~191~~199
Article IX AGENCY PROVISIONS
Section 9.01.	Appointment and Authority	~~193~~200
Section 9.02.	Rights as a Revolving Credit Lender	~~194~~202
Section 9.03.	Exculpatory Provisions	~~194~~202
Section 9.04.	Reliance by Administrative Agent	~~195~~203
Section 9.05.	Delegation of Duties; Agency for Perfection	~~195~~203
Section 9.06.	Resignation of Agent	~~196~~203
Section 9.07.	Non-Reliance on Administrative Agent and Other Revolving Credit Lenders	~~197~~204
Section 9.08.	No Other Duties, Etc.	~~197~~204
Section 9.09.	Administrative Agent May File Proofs of Claim	~~197~~205
Section 9.10.	Collateral and Guaranty Matters	~~198~~205
Section 9.11.	Appointment of Collateral Agent as Security Trustee	~~199~~206
Section 9.12.	Secured Cash Management Agreements and Secured Hedge Agreements
Article X MISCELLANEOUS		~~202~~210
Section 10.01.	Amendments, Etc	~~202~~210
Section 10.02.	Notices; Effectiveness; Electronic Communication	~~205~~212
Section 10.03.	No Waiver; Cumulative Remedies; Enforcement	~~206~~214
Section 10.04.	Expenses; Indemnity; Damage Waiver	~~207~~215
Section 10.05.	Payments Set Aside	~~209~~217
Section 10.06.	Successors and Assigns	~~209~~217

Section 10.07.	Treatment of Certain Information; Confidentiality	~~214~~222
Section 10.08.	Right of Setoff	~~215~~223
Section 10.09.	Interest Rate Limitation	~~215~~223
Section 10.10.	Counterparts; Integration; Effectiveness	~~216~~224
Section 10.11.	Survival of Representations and Warranties	~~216~~224
Section 10.12.	Severability	~~217~~224
Section 10.13.	Replacement of Lenders	~~217~~224
Section 10.14.	Governing Law; Jurisdiction Etc.	~~217~~225
Section 10.15.	Waiver of Jury Trial	~~219~~226
Section 10.16.	No Advisory or Fiduciary Responsibility	~~219~~227
Section 10.17.	Electronic Execution of Assignments and Certain Other Documents	~~219~~227
Section 10.18.	USA Patriot Act Notice	~~219~~227
Section 10.19.	Judgment Currency	~~220~~227
Section 10.20.	Anti-Money Laundering Legislation	~~220~~228
Section 10.21.	Acknowledgment and Restatement.	~~221~~229
Section 10.22.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~222~~230
Section 10.23.	Release of Crown Door Corporation	~~222~~230
Section 10.24.	Release of U.K. Loan Parties	~~223~~230
Section 10.25.	Acknowledgement Regarding Any Supported QFCs	~~223~~231
Section 10.26.	Keepwell	231
Section 10.27.	Erroneous Payments	232

v

Schedules:

Schedule 1.01A	–	Immaterial Subsidiaries
Schedule 1.01C	–	Unrestricted Subsidiaries
Schedule 2.01	–	Commitments and Applicable Percentage
Schedule 2.03	–	Existing Letters of Credit
Schedule 5.08(b)	–	Existing Liens
Schedule 5.08(c)	–	Owned Real Property
Schedule 5.08(d)(i)	–	Leased Real Property (Lessee)
Schedule 5.08(d)(ii)	–	Leased Real Property (Lessor)
Schedule 5.08(e)	–	Existing Investments
Schedule 5.13	–	Subsidiaries and Other Equity Investments; Loan Parties
Schedule 6.12	–	Guarantors
Schedule 7.02	–	Existing Indebtedness
Schedule 7.09	–	Burdensome Agreements
Schedule 10.02	–	Administrative Agent’s Office; Certain Addresses for Notices

Exhibits:

Exhibit A-1	–	Form of Committed Loan Notice
Exhibit A-2	–	Form of Prepayment Notice
Exhibit B	–	Form of Revolving Credit Note
Exhibit C-1	–	Form of Assignment and Assumption
Exhibit C-2	–	Form of Administrative Questionnaire
Exhibit D	–	Form of Compliance Certificate
Exhibit E-1	–	Form of U.S. Guaranty
Exhibit E-2	–	Form of Canadian Guarantee
Exhibit F-1	–	Form of U.S. Security Agreement
Exhibit F-2	–	Form of Canadian Security Agreement
Exhibit F-3	–	Form of U.K. Security Agreement
Exhibit F-4	–	Form of Perfection Certificate
Exhibit G	–	Form of Loan Party Accession Agreement
Exhibit H	–	Form of Solvency Certificate
Exhibit I	–	Form of Borrowing Base Certificate

SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Second Amended and Restated Credit Agreement (this “Agreement”) dated as of January 31, 2019 among MASONITE INTERNATIONAL CORPORATION, a British Columbia corporation (the “Canadian Borrower” or the “Parent Borrower”), MASONITE CORPORATION, a Delaware corporation (the “Lead U.S. Borrower”), PREMDOR CROSBY LIMITED, a limited company incorporated in England and Wales with company number 03227274 (the “Lead U.K. Borrower” and, together with any U.K. Subsidiary that becomes a Borrower party to this Agreement after the date hereof, individually and collectively, the “U.K. Borrower”), each other borrower from time to time party hereto (collectively with the Lead U.S. Borrower, the Canadian Borrower and the U.K. Borrower, the “Borrowers” and, individually, a “Borrower”), each lender from time to time party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and L/C Issuer, BANK OF AMERICA, N.A., as Syndication Agent, ROYAL BANK OF CANADA, HSBC BANK USA, NATIONAL ASSOCIATION, JPMORGAN CHASE BANK, N.A., PNC BANK, NATIONAL ASSOCIATION, REGIONS BANK, and TD BANK, N.A., as Co-Documentation Agents, and WELLS FARGO BANK, NATIONAL ASSOCIATION, BANK OF AMERICA, N.A., ROYAL BANK OF CANADA, and HSBC BANK USA, NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Lead Bookrunners.
PRELIMINARY STATEMENTS
WHEREAS, the Borrowers are parties to the Amended and Restated Credit Agreement, dated as of April 9, 2015 (as amended, supplemented or otherwise modified and in effect immediately prior to the Restatement Effective Date, the “Existing Credit Agreement”), entered into by the Borrowers, Masonite Inc. (which has been amalgamated with and into the Parent Borrower), the Administrative Agent, the lenders party thereto (the “Existing Lenders”) and the other agents and parties thereto;
WHEREAS, in accordance with Section 10.01 of the Existing Credit Agreement, the Borrowers, the Revolving Credit Lenders and the Administrative Agent desire to amend and restate the Existing Credit Agreement as provided herein;
WHEREAS, Masonite Primeboard, Inc. was dissolved on December 31, 2018;
WHEREAS, Borrowers have notified Administrative Agent that (i) Hickman Industries Limited, a limited company incorporated in England and Wales, was dissolved on June 28, 2022, (ii) Solidor Limited, a limited company incorporated in England and Wales, was dissolved on June 28, 2022, and (iii) Toolsdecor Limited, a limited company incorporated in England and Wales, was dissolved on September 20, 2022;
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree that the Existing Credit Agreement shall be (and hereby is) amended and restated in its entirety to read as follows:
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01.    Defined Terms. As used in this Agreement, the following terms have the meanings set forth below:
“~~2023~~2028 Note Indenture” means the Indenture, dated as of ~~March 23~~July 25, ~~2015~~2019, among Parent Borrower, certain subsidiaries of Parent Borrower, and Wells Fargo Bank, National Association, as trustee.
“~~2023~~2028 Notes” means ~~$500,000,000 in aggregate principal amount of~~ the Parent Borrower’s Senior Notes due ~~2023~~2028.
“~~2026~~2030 Note Indenture” means the Indenture, dated as of ~~August 27~~July 26, ~~2018~~2021, among Parent Borrower, certain subsidiaries of Parent Borrower, and Wells Fargo Bank, National Association, as trustee.
“2030 Notes” means the Parent Borrower’s Senior Notes due 2030.
“Accession Agreement” means a Loan Party Accession Agreement, substantially in the form of Exhibit G hereto, executed and delivered by an Additional Borrower or an Additional Subsidiary Guarantor after the Restatement Effective Date.
“Additional Borrower” means each Person that becomes a U.S. Borrower after the Restatement Effective Date by execution of an Accession Agreement as provided in Section 6.12.
“Additional Collateral Documents” has the meaning specified in Section 6.12(b).
“Additional Lender” has the meaning specified in Section 2.13(d).
“Additional Loans” has the meaning specified in Section 2.13(a).
“Additional Subsidiary Guarantor” means each Person that becomes a Subsidiary Guarantor after the Restatement Effective Date by execution of an Accession Agreement.
“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the applicable Credit Adjustment Spread for SOFR Loans; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. Each determination of Adjusted Term SOFR shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error.
“Administrative Agent” means Wells Fargo Bank, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent and, with respect to matters relating to the Canadian Revolving Credit Facility, means WFCF Canada, acting on behalf of Wells Fargo Bank.
“Administrative Agent Assignee” has the meaning specified in Section 10.27.
“Administrative Agent’s Office” means the Administrative Agent’s address and,

as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower Representative and the Revolving Credit Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire substantially in the form of Exhibit C-2 or in any other form approved by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent” means the Administrative Agent, each syndication agent or documentation agent party hereto from time to time or the Collateral Agent and any successors and assigns in such capacity, and “Agents” means any two or more of them.
“Agent Parties” has the meaning specified in Section 10.02(c).
“Aggregate Commitments” means at any time the Revolving Credit Commitments of all the Revolving Credit Lenders.
“Aggregate Compliance Threshold” means, at any time, 10% of the Aggregate Commitments at such time.
“Aggregate Debt Basket Amount” means, at any date of determination and with respect to Indebtedness incurred under Section 7.02(i), (vi), (viii)(B) and (xxi), the greater of (i) $975,000,000 or (ii) 45.0% of Consolidated Total Assets.
“Agreement” means this Amended and Restated Credit Agreement.
“Amendment No. 1” means Amendment No. 1 to Second Amended and Restated Credit Agreement by and among Borrowers, Administrative Agent and Required Revolving Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced.
“Amendment No. 1 Effective Date” means the date on which each of the conditions precedent to the effectiveness of Amendment No. 1 have been satisfied.
“Amendment No. 3” means Amendment No. 3 to Second Amended and Restated Credit Agreement and Facility Increase Amendment by and among Borrowers, Administrative Agent and Revolving Credit Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced, which, for the avoidance of doubt, shall constitute a Facility Increase Amendment.
“Amendment No. 3 Effective Date” means the date on which each of the conditions precedent to the effectiveness of Amendment No. 3 have been satisfied (which, for the avoidance of doubt, shall also constitute the Revolving Credit Increase Effective Date for the First Revolving Credit Commitment Increases (as defined in Amendment No. 3)).
“Amendment No. 3 Fee Letter” means the Amendment No. 3 Fee Letter, dated on or about the date of Amendment No. 3, by and between Parent Borrower and Administrative Agent, setting forth certain fees payable by Borrowers, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
“Amendment No. 4” means Amendment No. 4 to Second Amended and Restated Credit Agreement by and among Borrowers, Administrative Agent, Revolving Credit Lenders party thereto (including, for the avoidance of doubt, the New Revolving Credit Lender (as defined in Amendment No. 4)), as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, restructured, refinanced or replaced.
“Amendment No. 4 Effective Date” means the date on which each of the conditions precedent to the effectiveness of Amendment No. 4 have been satisfied.
“AML Legislation” has the meaning specified in Section 10.20(a).
“Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act of 2010, as amended, the Corruption of Foreign Public Officials Act (Canada), and all other applicable laws and regulations or ordinances concerning or relating to bribery, money laundering or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries is located or is doing business.
“Anti-Money Laundering Laws” means the applicable laws or rules or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto, including any applicable provision of (a) Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT Act) of 2001 (Title III of Pub. L. 107-56), (b) the Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), (c) the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), (d) the Proceeds of Crime Act 2002 (UK), the Money Laundering Regulations 2007 (UK) and Terrorism Act 2000 (UK) and (e) any other applicable anti-money laundering, anti-terrorist financing, government sanction and “know-you-customer” laws.
“Applicable Adjusted Percentage” means, with respect to any Revolving Credit Lender at any time, its percentage of the applicable Facility computed as set forth in the definition of “Applicable Percentage” but with reference only to the Revolving Credit Commitments under such Facility of all non-Defaulting Lenders at such time. Absent the existence of one or more Defaulting Lenders under the applicable Facility at any time of determination, the Applicable Adjusted Percentage of each Revolving Credit Lender under such Facility shall equal its Applicable Percentage. The Applicable Adjusted Percentage of each Revolving Credit Lender shall adjust automatically whenever a Lender Default occurs or ceases to exist under or with respect to an applicable Facility.
“Applicable Fee Rate” means 0.25%.
“Applicable Percentage” means, on any date of determination, (i) with respect to any U.S. Revolving Credit Lender, the fraction (expressed as a percentage carried out to the ninth decimal place) the numerator of which is such U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment on such date and the denominator of which is the U.S. Revolving Credit Facility at such time; provided, that, if the Revolving Credit Commitments have expired or been terminated or reduced to zero, then the numerator shall be such U.S. Revolving Credit Lender’s U.S. Revolving Credit Exposure on such date and the denominator shall be the U.S. Revolving Credit Exposure of all U.S. Revolving Credit Lenders on such date, (ii) with respect to any Canadian Revolving Credit Lender, the fraction (expressed as a percentage carried out to the ninth decimal place) the numerator of which is such Canadian Revolving Credit Lender’s Canadian Revolving Credit Commitment on such date and the denominator of which is the Canadian Revolving Credit Facility at such time; provided, that, if the Canadian Revolving Credit Commitments have expired or been terminated or reduced to zero, then the numerator shall be such Canadian Revolving Credit Lender’s Canadian Revolving Credit Exposure on such date and the denominator shall be the Canadian Revolving Credit Exposure of all Canadian Revolving Credit Lenders on such date and (iii) with respect to any U.K. Revolving Credit Lender, the fraction (expressed as a percentage carried out to the ninth decimal place) the numerator of which is such U.K. Revolving Credit Lender’s U.K. Revolving Credit Commitment on such date and the denominator of which is the U.K. Revolving Credit Facility at such time; provided, that, if the U.K. Revolving Credit Commitments have expired or been terminated or reduced to zero, then the numerator shall be such U.K. Revolving Credit Lender’s U.K. Revolving Credit Exposure on such date the denominator shall be the U.K. Revolving Credit Exposure of all U.K. Revolving Credit Lenders on such date. The initial Applicable Percentage of each Appropriate Lender for each Facility is set forth opposite the name of such Revolving Credit Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Revolving Credit Lender becomes a party hereto, as applicable.
“Applicable Rate” means (i) from the Restatement Effective Date to the date on which the Administrative Agent receives a Borrowing Base Certificate pursuant to Section 6.02(l) for the full fiscal month first ending following the Restatement Effective Date, the rates set forth below in Pricing Level 1, and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Average Excess Availability for the most recently ended fiscal month for which a Borrowing Base Certificate has been received by the Administrative Agent pursuant to Section 6.02(l):

Applicable Rate
Pricing Level	Average Excess Availability	Adjusted Term SOFR, BA Rate or Letter of Credit Fees	U.S. Base Rate, Canadian Base Rate or U.K. Base Rate

1	Greater than or equal to 33.3% of the Aggregate Commitments in effect as of such date	1.25%	0.25%
2	Less than 33.3% of the Aggregate Commitments in effect as of such date	1.50%	0.50%

After the first full fiscal month following the Restatement Effective Date, any increase or decrease in the Applicable Rate resulting from a change in the Average Excess Availability shall become effective as of the first Business Day immediately following the date a Borrowing Base Certificate is delivered pursuant to Section 6.02(l); provided, however, that if a Borrowing Base Certificate is not delivered when due in accordance with such Section, then Pricing Level 2 shall apply as of the first Business Day after the date on which a Borrowing Base Certificate was required to have been delivered and shall remain in effect until the first Business Day immediately following the date on which such Borrowing Base Certificate is so delivered.
Notwithstanding anything to the contrary contained in this definition, (i) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.09(b); and (ii) the Applicable Rate for Borrowings denominated in Pounds Sterling shall be the applicable Pricing Level set forth above for U.K. Base Rate plus the Credit Adjustment Spread for amounts denominated in Pounds Sterling.
“Appraisal” means an appraisal of the Inventory of the Borrowers prepared by Hilco Appraisal Services or another third party appraisal firm reasonably acceptable to the Administrative Agent and the Parent Borrower.
“Appropriate Lender” means, at any time, as applicable, (i) with respect to the U.S. Revolving Credit Facility, a U.S. Revolving Credit Lender at such time, (ii) with respect to the U.S. Letter of Credit Sublimit, (A) a U.S. L/C Issuer and (B) if any U.S. Letters of Credit have been issued, the U.S. Revolving Credit Lenders, (iii) with respect to the Canadian Revolving Credit Facility, a Canadian Revolving Credit Lender at such time, (iv) with respect to the Canadian Letter of Credit Sublimit, (A) a Canadian L/C Issuer and (B) if any Canadian Letters of Credit have been issued, the Canadian Revolving Credit Lenders, (v) with respect to the U.K. Revolving Credit Facility, a U.K. Revolving Credit Lender at such time and (vi) with respect to the U.K. Letter of Credit Sublimit, (A) a U.K. L/C Issuer and (B) if any U.K. Letters of Credit have been issued, the U.K. Revolving Credit Lenders.
“Approved Foreign Currency” means, with respect to any Letter of Credit issued by an L/C Issuer, any currency (other than Dollars, Canadian Dollars or Pounds Sterling) approved by such L/C Issuer in which such Letter of Credit is denominated.
“Approved Fund” means any Fund that is administered or managed by (i) a Revolving Credit Lender, (ii) an Affiliate of a Revolving Credit Lender or (iii) an entity or an

Affiliate of an entity that administers or manages a Revolving Credit Lender.
“Arranger” means the collective reference to Wells Fargo Capital Finance, LLC, Bank of America, N.A., Royal Bank of Canada, Deutsche Bank Securities Inc. and Barclays Bank PLC, in their capacities as joint lead arrangers and joint lead bookrunners.
“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.
“Assignment and Assumption” means an assignment and assumption entered into by a Revolving Credit Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially in the form of Exhibit C-1 hereto or any other form approved by the Administrative Agent in its reasonable discretion.
“Attributable Indebtedness” means, at any date, (i) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (ii) in respect of any Synthetic Lease Obligation of any Person, the capitalized or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement were accounted for as a Capital Lease, and (iii) in respect of any Sale/Leaseback Transaction, the lesser of (A) the present value, discounted in accordance with GAAP at the interest rate implicit in the related lease, of the obligations of the lessee for net rental payments over the remaining term of such lease (including any period for which such lease has been extended or may, at the option of the lessor be extended) and (B) the fair market value of the assets subject to such transaction.
“Audited Financial Statements” means the audited consolidated balance sheet of the Parent Borrower and its Consolidated Subsidiaries for the fiscal year ended December 31, 2017, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Parent Borrower and its Consolidated Subsidiaries, including the notes thereto.
“Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b)(iii).
“Availability Period” means the period from and including the Restatement Effective Date to the earliest of (i) the Maturity Date, (ii) the date of termination of the Revolving Credit Commitments pursuant to Section 2.05 and (iii) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02.
“Availability Reserve” means, on any date of determination and with respect to the U.S. Borrowing Base, the Canadian Borrowing Base or the U.K. Borrowing Base, as the case may be, the sum (without duplication) of: (i) the Rent and Charges Reserve; (ii) the Cash Management Reserve, Canadian Secured Hedge Reserve, U.K. Secured Hedge Reserve and U.S. Secured Hedge Reserve; (iii) all accrued Royalties of, (x) in the case of the U.S. Borrowing Base, the U.S. Borrowers, (y) in the case of the Canadian Borrowing Base, the Canadian Loan

Parties and (z) in the case of the U.K. Borrowing Base, the U.K. Loan Parties; (iv) the aggregate amount of liabilities secured by Liens upon Eligible Collateral that are senior to the Administrative Agent’s Liens (but imposition of any such reserve shall not waive an Event of Default, if any, arising therefrom); (v) the Canadian Priority Payables Reserve; (vi) the Dilution Reserve; (vii) reserves equal to three months of fees and other amounts payable under the Genpact Contract or any similar successor service contract; (viii) the In-Transit Adjustment Reserves; (ix) a reserve established in the Credit Judgment of Administrative Agent to reflect fluctuations in the exchange rate of any Approved Foreign Currency into Dollars, Canadian Dollars or Pounds Sterling with respect to U.S. L/C Obligations, Canadian L/C Obligations or U.K. L/C Obligations denominated in such Approved Foreign Currency, (x) the U.K. Priority Payables Reserve, (xi) ~~the Springing Maturity Date Debt~~ [~~R~~reserved ~~(if any)~~] or (xii) such additional reserves, in such amounts and with respect to such matters, as the Administrative Agent in its Credit Judgment may deem necessary or appropriate to impose from time to time. Except for purposes of determining compliance with Section 4.02(d), no Availability Reserve pursuant to clause (xii) above may be established or increased except upon not less than five Business Days’ notice to the Parent Borrower (unless an Event of Default exists, in which event no notice shall be required). The Administrative Agent will be available during such period to discuss any such proposed Availability Reserve or increase with the Borrowers and, without limiting the right of the Administrative Agent to establish or increase such Availability Reserves in the Administrative Agent’s Credit Judgment, the Borrowers may take such action as may be required so that the event, condition or matter that is the basis for such Availability Reserve no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent. For the avoidance of doubt, no Availability Reserve may be taken with respect to the Receivables that are deemed ineligible for the inclusion into the Eligible Collateral by virtue of clause (vi) of the definition of Eligible Receivables. The amount of any Availability Reserve established by the Administrative Agent shall have a reasonable relationship as determined by the Administrative Agent in its Credit Judgment to the event, condition or other matter that is the basis for the Availability Reserve. Notwithstanding anything herein to the contrary, circumstances, conditions, events or contingencies arising prior to the Restatement Effective Date of which the Administrative Agent had actual knowledge prior to the Restatement Effective Date shall not be the basis for the establishment of the Availability Reserves unless the Administrative Agent establishes such Availability Reserve on the Restatement Effective Date or such circumstances, conditions, events or contingencies shall have changed since the Restatement Effective Date in any material respect.
“Average Canadian Revolving Credit Facility Balance” means, for any period, the amount obtained by adding the Dollar Equivalent of the Outstanding Amount of Canadian Revolving Credit Loans and Canadian L/C Obligations at the end of each day for the period in question and by dividing such sum by the number of days in such period.
“Average Excess Availability” means, on any date of determination, the amount obtained by adding the amount of Excess Availability (plus, solely for purposes of determining the Applicable Rate hereunder, the amount of Qualified Cash) at the end of each day during a stipulated consecutive Business Day, calendar day or fiscal quarter period and by dividing such sum by the number of Business Days or calendar days, as the case may be, in such period.
“Average Revolving Credit Facility Balance” means, for any period, the sum of

(a) the Average Canadian Revolving Credit Facility Balance, (b) the Average U.K. Revolving Credit Facility Balance and (c) the Average U.S. Revolving Credit Facility Balance.
“Average U.K. Revolving Credit Facility Balance” means, for any period, the amount obtained by adding the Dollar Equivalent of the Outstanding Amount of U.K. Revolving Credit Loans and U.K. L/C Obligations at the end of each day for the period in question and by dividing such sum by the number of days in such period.
“Average U.S. Revolving Credit Facility Balance” means, for any period, the amount obtained by adding the Outstanding Amount of U.S. Revolving Credit Loans and U.S. L/C Obligations at the end of each day for the period in question and by dividing such sum by the number of days in such period.
“BA Rate” means the average rate per annum as reported by Refinitiv Benchmarks Services (UK) Limited (or any successor or other page or commercially available service displaying Canadian interbank bid rates for Canadian Dollar bankers’ acceptances as the Administrative Agent may designate from time to time, or if no such substitute service is available, the rate quoted by a Schedule I bank under the Bank Act (Canada) selected by the Administrative Agent at which such bank is offering to purchase Canadian Dollar bankers’ acceptances) as of 10:20 a.m. Eastern (Toronto) time on the date of commencement of the requested Interest Period, for a term, and in an amount, comparable to the Interest Period and the amount of the BA Rate Loan requested (whether as an initial BA Rate Loan or as a continuation of a BA Rate Loan or as a conversion of a Canadian Base Rate Loan to a BA Rate Loan) by Canadian Borrower in accordance with this Agreement (and, if any such reported rate is below zero, then the rate shall be deemed to be zero). Each determination of the BA Rate shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error.
“BA Rate Loan” means any Canadian Revolving Credit Loan denominated in Canadian Dollars bearing interest at a rate determined by reference to the BA Rate.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part 1 of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank of England Base Rate” shall mean (a) the rate announced from time to time by the Monetary Policy Committee of the Bank of England as the official dealing rate, being the rate at which the Bank of England is willing to enter into transactions for providing short-term liquidity in the money markets, or (b) if an order under section 19 (reserve powers) of the Bank of England Act 1998 (UK) is in force, any equivalent rate determined by ~~Her~~His Majesty’s Treasury (UK) under that section.
“Bank Levy” means the United Kingdom Tax known as the “bank levy” as enacted in Schedule 19 of the Finance (No.3) Act 2011 and any similar levy or tax imposed by the United Kingdom which is calculated on the basis of, or in relation to, a Secured Party’s or its Affiliates’ balance sheet or capital base or any part of that person’s liabilities or minimum regulatory capital (or any combination thereof).
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.
“Base Rate” means (a) the U.S. Base Rate with respect to Base Rate Loans denominated in U.S. Dollars, and (b) the U.K. Base Rate with respect to Base Rate Loans denominated in Pounds Sterling.
“Base Rate Loan” means a Revolving Credit Loan or a Swingline Loan that bears interest based on the Base Rate.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.
“Beneficial Ownership Regulation” means 31 C.F.R. Section 1010.230.
“BHC Act Affiliate” of a person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such person.
“BIA” means the Bankruptcy and Insolvency Act (Canada) and any rule or regulation issued thereunder, in effect from time to time.
“Board of Governors” means the Board of Governors of the Federal Reserve System of the United States (or any successor).
“Borrower Materials” has the meaning specified in Section 6.02.
“Borrower Representative” means the Parent Borrower.
“Borrowers” means the Canadian Borrower, the U.K. Borrower and the U.S. Borrowers, collectively.
“Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans or Swingline Loans of the same Type and, in the case of SOFR Loans or BA Rate Loans, having the same Interest Period made by each of the Appropriate Lenders pursuant to Section 2.01.

“Borrowing Base” means any of the U.S. Borrowing Base, the Canadian Borrowing Base, the U.K. Borrowing Base and/or the Total Borrowing Base, as the context may require.
“Borrowing Base Certificate” means a certificate, substantially in the form of Exhibit I hereto, of the chief financial officer, chief accounting officer, treasurer or other financial officer of the Parent Borrower delivered to the Revolving Credit Lenders pursuant to Section 4.01(a)(xii), 4.02(e) or 6.02(l), as applicable, and setting forth in reasonable detail the calculation of each Borrowing Base as of the date required by such Section.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, (x) with respect to the U.S. Revolving Credit Facility, the state where the Administrative Agent’s Office is located, (y) with respect to the Canadian Revolving Credit Facility, the jurisdiction where the Administrative Agent’s principal Canadian lending Affiliate or branch is located or (z) with respect to the U.K. Revolving Credit Facility, London, England, except that, when used in Section 2.03 with respect to any action taken by or with respect to any L/C Issuer, the term “Business Day” shall not include any day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the jurisdiction where such L/C Issuer’s Lending Office is located
“CAM” means the mechanism for the allocation and exchange of interests in the Revolving Credit Loans, participations in Letters of Credit and collections thereunder established pursuant to Section 8.04.
“CAM Exchange” means the exchange of the Revolving Credit Lenders’ interests provided for in Section 8.04.
“CAM Exchange Date” means the first date after the Restatement Effective Date on which there shall occur (i) any Event of Default under clause (f) or (g) of Section 8.01 with respect to any Borrower or (ii) an acceleration of Revolving Credit Loans pursuant to Section 8.02(ii).
“CAM Percentage” means, as to each Revolving Credit Lender, a fraction, expressed as a decimal, of which (i) the numerator shall be the sum, without duplication, of the Dollar Equivalents of (A) the Canadian Revolving Credit Exposure, if any, of such Revolving Credit Lender, (B) the U.S. Revolving Credit Exposure, if any, of such Revolving Credit Lender, (C) the U.K. Revolving Credit Exposure, if any, of such Revolving Credit Lender and (D) the aggregate amount of any other Senior Credit Obligations otherwise owed to such Revolving Credit Lender pursuant to the Loan Documents, in each case immediately prior to the CAM Exchange Date, and (ii) the denominator shall be the sum of the Dollar Equivalents of (A) the aggregate Canadian Revolving Credit Exposure of all the Revolving Credit Lenders, (B) the aggregate U.S. Revolving Credit Exposure of all Revolving Credit Lenders, (C) the aggregate U.K. Revolving Credit Exposure of all Revolving Credit Lenders and (D) the aggregate amount of any other Senior Credit Obligations otherwise owed to all Revolving Credit Lenders pursuant to the Loan Documents, in each case immediately prior to the CAM Exchange Date.

“Canadian Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the BA Rate existing on such day (which rate shall be calculated based upon an Interest Period of one (1) month), plus one (1) percentage point, and (b) the “prime rate” for Canadian Dollar commercial loans made in Canada as reported by Thomson Reuters under Reuters Instrument Code <CAPRIME=> on the “CA Prime Rate (Domestic Interest Rate) – Composite Display” page (or any successor page or such other commercially available service or source (including the Canadian Dollar “prime rate” announced by a Schedule I bank under the Bank Act (Canada)) as the Administrative Agent may designate from time to time) and, if any such rate is below zero, then such rate shall be deemed to be zero. Each determination of the Canadian Base Rate shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error.
“Canadian Base Rate Loan” means any Canadian Revolving Credit Loan or Canadian Swingline Loan denominated in Canadian Dollars bearing interest computed by reference to the Canadian Base Rate.
“Canadian Borrower” means the Parent Borrower.
“Canadian Borrowing Base” means, on any date of determination, an amount equal to the Dollar Equivalent of the Loan Value of the Eligible Collateral of the Canadian Loan Parties, less the Dollar Equivalent of the Availability Reserve to the extent attributable to the Canadian Loan Parties, the Canadian Finance Obligations or the Canadian Collateral in the Administrative Agent’s Credit Judgment on such date.
“Canadian Cash Management Bank” means any Person that, ~~at the time~~no later than the tenth (10th) day following the date it enters into a Cash Management Agreement, is a Canadian Revolving Credit Lender or an Affiliate of a Canadian Revolving Credit Lender, in its capacity as a party to such Cash Management Agreement, in each case in respect of services provided under such Cash Management Agreement to a Canadian Loan Party or a Foreign Subsidiary of a Loan Party~~.~~; provided, that, Bank of America, N.A. shall be a Canadian Cash Management Bank in respect of services provided by Bank of America, N.A. to a Canadian Loan Party pursuant to the Cash Management Agreements entered into prior to the Amendment No. 4 Effective Date between Bank of America, N.A. and a Canadian Loan Party.
“Canadian Collateral” means all of the “Collateral” referred to in the Canadian Collateral Documents and all of the other property and assets that are or are required under the terms hereof or of the Canadian Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties.
“Canadian Collateral Documents” means, collectively, the Canadian Security Agreement, the Deed of Hypothec, the Canadian Depositary Bank Agreements, any Additional Collateral Documents, any additional pledges or security agreements that create or purport to create a Lien on Canadian Collateral in favor of the Collateral Agent for the benefit of the Secured Parties and any instruments of assignment, control agreements, lockbox letters or other instruments or agreements executed pursuant to the foregoing.
“Canadian Depositary Bank Agreement” means an agreement among a Canadian

Loan Party, a bank or other depositary institution and the Collateral Agent, in form and substance reasonably acceptable to the Collateral Agent, as the same may be amended, modified or supplemented from time to time.
“Canadian Dollar” or “Cdn. $” means Canadian Dollars, the lawful currency of Canada.
“Canadian Employee” means any employee or former employee of a Canadian Loan Party.
“Canadian Employee Benefits Legislation” means the Pension Benefits Standards Act (British Columbia), Pension Benefits Act (Ontario), the Supplemental Pension Plans Act (Québec) and any other Canadian federal, provincial or local counterparts or equivalents, in each case, as applicable and as amended from time to time.
“Canadian Excess Availability” means, at any time, (i) the lesser of (x) the Canadian Revolving Credit Facility and (y) (1) the Total Available Canadian Borrowing Base at such time, as determined from the most recent Borrowing Base Certificate delivered by the Borrower Representative to the Administrative Agent pursuant to Section 6.02(m) hereof minus (2) the Utilized Total Available Canadian Borrowing Base at such time, minus (ii) the Total Canadian Revolving Credit Outstandings.
“Canadian Finance Obligations” means, at any date, (i) all Senior Credit Obligations in respect of the Canadian Revolving Credit Facility, (ii) all Swap Obligations permitted hereunder then owing under any Canadian Secured Hedge Agreement to any Canadian Hedge Bank and (iii) all Cash Management Obligations then owing under any Canadian Secured Cash Management Agreement to a Cash Management Bank.
“Canadian Guarantee” means collectively, the Amended and Restated Canadian Guarantee made by the Canadian Guarantors in favor of the Secured Parties, substantially in the form of Exhibit E-2, together with each other guaranty and guaranty supplement delivered, whether pursuant to Section 6.12 or otherwise.
“Canadian Guarantors” means the Canadian Subsidiaries of the Parent Borrower listed on Schedule 6.12 and each other Canadian Subsidiary of the Parent Borrower that shall execute and deliver an Accession Agreement or other guaranty or guaranty supplement, whether pursuant to Section 6.12 or otherwise.
“Canadian Hedge Bank” means any Hedge Bank that is party to a Canadian Secured Hedge Agreement.
“Canadian L/C Advance” means, with respect to each Canadian Revolving Credit Lender, such Canadian Revolving Credit Lender’s funding of its participation in any Canadian L/C Borrowing in accordance with its Applicable Adjusted Percentage.
“Canadian L/C Borrowing” means an extension of credit resulting from a drawing under any Canadian Letter of Credit which has not been reimbursed on the date when made or refinanced as a Canadian Revolving Credit Borrowing.

“Canadian L/C Credit Extension” means, with respect to any Canadian Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“Canadian L/C Issuer” means (i) TD Bank, N.A. (formerly known as Toronto Dominion Bank) in its capacity as issuer of Canadian Letters of Credit hereunder, and its successor issuer or successors in such capacity, (ii) each Canadian Revolving Credit Lender listed in Schedule 2.03 hereto as the issuer of an Existing Letter of Credit; (iii) Bank of America, N.A. or any of its Affiliates, (iv) Wells Fargo Bank or any of its any branches and Affiliates and (v) any other Revolving Credit Lender which the Borrower Representative shall have designated as a “Canadian L/C Issuer” by prior written notice to the Administrative Agent with the prior written consent of such other Revolving Credit Lender. Each reference herein to TD Bank, N.A. (formerly known as Toronto Dominion Bank) solely in it capacity as Canadian L/C Issuer, shall be deemed to be the collective reference to TD Bank, N.A. (formerly known as Toronto Dominion Bank) and Wells Fargo Bank.
“Canadian L/C Obligations” means, as of any date of determination, the aggregate amount available to be drawn under all outstanding Canadian Letters of Credit plus the aggregate of all Unreimbursed Amounts in respect of Canadian Letters of Credit, including all Canadian L/C Borrowings. For purposes of computing the amount available to be drawn under any Canadian Letter of Credit, the amount of such Canadian Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Canadian Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Canadian Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Canadian Letter of Credit” means any standby letter of credit, sight commercial letter of credit or foreign guaranty (or with the consent of Administrative Agent, any similar instrument) issued under the Canadian Revolving Credit Facility.
“Canadian Letter of Credit Sublimit” means an amount equal to $35,000,000 (or the Equivalent Amount thereof), or such greater amount (but not to exceed $50,000,000 or the Equivalent Amount thereof) as may be agreed in writing from time to time by the Parent Borrower, Administrative Agent and each Canadian L/C Issuer providing any such increase. The Canadian Letter of Credit Sublimit is part of, and not in addition to, the Canadian Revolving Credit Facility.
“Canadian Loan Parties” means the Canadian Borrower and the Canadian Guarantors.
“Canadian Overadvance” has the meaning specified in Section 2.01(e).
“Canadian Overadvance Loan” means a Canadian Revolving Credit Loan made when a Canadian Overadvance exists or is caused by the funding thereof.
“Canadian Overnight Rate” means the Bank of Canada overnight rate, which is the rate of interest charged by the Bank of Canada on one-day loans to financial institutions, for such day.

“Canadian Payment Account” means the Canadian Dollar account, the U.S. Dollar account or the Pounds Sterling account of the Administrative Agent to which all monies constituting proceeds of Canadian Collateral shall be transferred from time to time in accordance with the provisions of the Canadian Security Agreement.
“Canadian Pension Plan” means a pension plan that is a “registered pension plan” as defined in the Income Tax Act (Canada) or is subject to the funding requirements of Canadian Employee Benefits Legislation in any Canadian jurisdiction, and is sponsored or administered by the Parent Borrower or any of its Subsidiaries and its applicable Canadian Employees, excluding the Canadian Pension Plan maintained by the Government of Canada or the Quebec Pension Plan maintained by the Province of Québec and excluding any Canadian Union Plans.
“Canadian Priority Payables” means, at any time, with respect to the Canadian Borrowing Base:
(i)    the amount of all liabilities due and owing by the Canadian Borrower and any other Canadian Loan Party, or the accrued amount for which each of the Canadian Borrower and any other Canadian Loan Party has an obligation to remit, to a Governmental Authority or other Person pursuant to any applicable Law, rule or regulation in respect of: (A) government royalties or pension fund obligations; (B) employment insurance; (C) goods and services taxes, sales taxes, employee income taxes and other taxes payable or to be remitted or withheld; (D) workers’ compensation; (E) vacation or overtime pay; (F) severance, employee deductions or wages; and (G) other like charges and demands; in each case, in respect of which any Governmental Authority or other Person may claim a security interest, hypothec, prior claim, trust or other claim or Lien ranking or capable of ranking prior to or pari passu with one or more of the Liens granted in the Collateral Documents; and
(ii)    the aggregate amount of any other liabilities of the Canadian Borrower and any other Canadian Loan Parties (A) in respect of which a trust has been or may be imposed on any Collateral to provide for payment or (B) which are secured by a security interest, hypothec, prior claim, pledge, charge, right, claim or other Lien on any Collateral, in each case, pursuant to any applicable Law, rule or regulation and which trust, security interest, hypothec, prior claim, pledge, charge, right, claim or other Lien ranks or is capable of ranking prior to or pari passu with one or more of the Liens granted in the Collateral Documents.
“Canadian Priority Payables Reserve” means, on any date of determination for the Canadian Borrowing Base, a reserve established from time to time by the Administrative Agent in its reasonable Credit Judgment in such amount as the Administrative Agent may determine reflects the Dollar Equivalent of the unpaid or unremitted Canadian Priority Payables.
“Canadian Protective Advances” has the meaning specified in Section 2.01(g).
“Canadian Reference Bank” means The Toronto-Dominion Bank or its successor.
“Canadian Revolving Credit Borrowing” means a borrowing consisting of simultaneous Canadian Revolving Credit Loans of the same Type and, in the case of SOFR Loans and BA Rate Loans, having the same Interest Period made by each of the Canadian Revolving Credit Lenders pursuant to Section 2.01(b) and shall be deemed to include any Canadian Overadvance Loan and, to the extent attributed to the Canadian Collateral in the

Administrative Agent’s Credit Judgment, Protective Advances made hereunder.
“Canadian Revolving Credit Commitment” means, as to each Canadian Revolving Credit Lender, its obligation to (i) make Canadian Revolving Credit Loans to the Canadian Borrower pursuant to Section 2.01(b) and (ii) purchase participations in Canadian L/C Obligations and Canadian Swingline Loans of an aggregate principal amount (expressed in Dollars) at any one time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on Schedule 2.01 under the caption “Canadian Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Revolving Credit Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, in each case, as the same may be increased pursuant to Section 2.13. The Canadian Revolving Credit Commitments are a sublimit of the U.S. Revolving Credit Commitments.
“Canadian Revolving Credit Commitment Increase Lender” has the meaning specified in Section 2.13(i)(ii).
“Canadian Revolving Credit Exposure” means, with respect to any Appropriate Lender at any time, the Outstanding Amount of Canadian Revolving Credit Loans of such Canadian Revolving Credit Lender plus such Canadian Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of Canadian L/C Obligations with respect to Canadian Letters of Credit plus such Canadian Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of Canadian Swingline Loans.
“Canadian Revolving Credit Facility” means, at any time, the aggregate Dollar Equivalent of the amount of the Canadian Revolving Credit Lenders’ Canadian Revolving Credit Commitments at such time.
“Canadian Revolving Credit Lender” means each financial institution listed on Schedule 2.01 as a “Canadian Revolving Credit Lender” (provided that such Person, or an Affiliate of such Person, also has a U.S. Revolving Credit Commitment), as well as any Person that becomes a “Canadian Revolving Credit Lender” (provided that such Person or an Affiliate of such Person also has a U.S. Revolving Credit Commitment) hereunder pursuant to Section 2.13 or 10.06.  Each Canadian Revolving Credit Lender is a financial institution that is listed on Schedule I, II, or III of the Bank Act (Canada) or is not a foreign bank for purposes of the Bank Act (Canada), and if such financial institution is not resident in Canada and is not deemed to be resident in Canada for purposes of the Income Tax Act (Canada), that financial institution deals at arm's length with each Canadian Loan Party for purposes of the Income Tax Act (Canada) (it being understood and agreed that, notwithstanding the foregoing, HSBC Bank USA, National Association shall constitute a Canadian Revolving Credit Lender hereunder and it is not resident in Canada and is not deemed to be resident in Canada for purposes of the Income Tax Act (Canada) and deals at arm’s length with each Canadian Loan Party for purposes of the Income Tax Act (Canada).
“Canadian Revolving Credit Loan” has the meaning specified in Section 2.01(b) and shall be deemed to include any Canadian Overadvance Loan and, to the extent attributed to the Canadian Collateral in the Administrative Agent’s Credit Judgment, Canadian Protective

Advance made hereunder.
“Canadian Secured Cash Management Agreement” means any Secured Cash Management Agreement that is entered into by and between any Canadian Loan Party or any Foreign Subsidiary of a Loan Party and any Canadian Cash Management Bank.
“Canadian Secured Hedge Agreement” means any Secured Hedge Agreement that is entered into by and between any Canadian Loan Party or any Foreign Subsidiary of a Loan Party and any Canadian Hedge Bank.
“Canadian Secured Hedge Reserve” means, on any date of determination, with respect to the Canadian Borrowing Base, the aggregate amount of reserves established by the Administrative Agent from time to time in its Credit Judgment in respect of Canadian Finance Obligations under Canadian Secured Hedge Agreements, which shall be equal to the sum of the Dollar Equivalents of all such Canadian Finance Obligations as reported to the Administrative Agent by each Canadian Hedge Bank from time to time.
“Canadian Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Canadian Revolving Credit Lenders, each Canadian L/C Issuer, the Canadian Hedge Banks, the Canadian Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons to whom the Canadian Finance Obligations are owing and which are, or are purported to be, secured by the Canadian Collateral under the terms of the Canadian Collateral Documents.
“Canadian Security Agreement” means the Amended and Restated Security Agreement, substantially in the form of Exhibit F-2 hereto, among Masonite Inc., the Parent Borrower, the Canadian Guarantors and the Collateral Agent, as the same may be amended, modified or supplemented from time to time.
“Canadian Subsidiary” means any direct or indirect Subsidiary of the Parent Borrower which is incorporated or otherwise organized under the laws of Canada or any province or territory thereof.
“Canadian Swingline Borrowing” means a Borrowing consisting of Canadian Swingline Loans.
“Canadian Swingline Lender” means WFCF Canada and its successors and assigns.
“Canadian Swingline Loan” has the meaning specified in Section 2.01(i).
“Canadian Swingline Sublimit” means an amount equal to $~~25,000,000~~35,000,000 or the Equivalent Amount thereof. The Canadian Swingline Sublimit is part of, and not in addition to, the Canadian Revolving Credit Facility.
“Canadian Union Plan” means any registered pension plan for the benefit of Canadian Employees that is not maintained, sponsored or administered by a Canadian Loan Party, but to which a Canadian Loan Party is required to contribute pursuant to a collective agreement or participation agreement.
“Capital Lease” of any Person means any lease of (or other arrangement conveying the right to use) property (whether real, personal or mixed) by such Person as lessee which would, in accordance with GAAP (without giving effect to ASC 842), be required to be accounted for as a capital lease on the balance sheet of such Person.
“Capital Lease Obligations” means, with respect to any Person, all obligations of such Person as lessee under Capital Leases, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP as in effect on the Restatement Effective Date.
“Cash Collateral Account” means a blocked, non-interest bearing deposit account of one or more of the Loan Parties at Wells Fargo Bank (or another commercial bank selected in compliance with Section 6.16) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner reasonably satisfactory to the Administrative Agent, subject to the appropriate Depositary Bank Agreement.
“Cash Collateralize” has the meaning specified in Section 2.03(g).
“Cash Dominion Event” means either (i) the occurrence and continuance of a Specified Default or (ii) the failure of the Loan Parties to maintain Excess Availability of at least 10% of the Revolving Credit Facility for five consecutive Business Days. For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing (i) so long as such Specified Default is continuing and has not been cured, waived or otherwise remedied, and/or (ii) if the Cash Dominion Event arises under clause (ii) above, until (1) Excess Availability exceeds 10% of the Revolving Credit Facility for thirty consecutive days and (2) the Administrative Agent shall have received the most current Borrowing Base Certificate which reflects that Excess Availability exceeds the greater of such amounts for such 30 consecutive day period. In each case of clause (i) and (ii) above, if such Cash Dominion Event is no longer continuing (a “Cash Dominion Termination”), such Cash Dominion Event shall terminate immediately other than in respect of any U.K. Loan Party.
“Cash Dominion Termination” has the meaning set forth in the definition of “Cash Dominion Event”.
“Cash Equivalents” means, as at any date of determination, any of the following types of Investments:
(1)    securities issued or directly and fully guaranteed or insured by the United States or any agency, instrumentality or sponsored corporation thereof and backed by the full faith and credit of the United States, and in each case having maturities of not more than 12 months from the date of acquisition;
(2)    U.S. Dollar denominated time deposits, certificates of deposit, overnight bank deposits and bankers’ acceptances having maturities within one year from the date of acquisition thereof issued by any lender under this Agreement or any commercial bank of recognized standing, having capital and surplus in excess of $250,000,000;

(3)    repurchase obligations for underlying securities of the types described in clauses (1) and (2) above and entered into with any commercial bank meeting the qualifications specified in clause (2) above;
(4)    other investment instruments having maturities within 180 days from the date of acquisition thereof issued by financial institutions having capital and surplus in excess of $500,000,000;
(5)    readily marketable direct obligations issued by any state of the United States or any political subdivision thereof having maturities within 180 days from the date of acquisition thereof and having, at the time of acquisition thereof, one of the two highest rating categories obtainable from either Moody’s or S&P (or if at such time neither is issuing ratings, then a comparable rating of another NRSRO);
(6)    commercial paper rated, at the time of acquisition thereof, at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of another NRSRO), in each case maturing within one year after the date of acquisition;
(7)    investments in money market funds which invest substantially all their assets in securities of the types described in clauses (1) through (6) above;
(8)    repurchase agreements entered into by any Person with a bank or trust company or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority Lien (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations;
(9)    in the case of any Foreign Subsidiary, (x) certificates of deposit or bankers’ acceptances, in each case maturing not more than one year from the date of acquisition by such Foreign Subsidiary, of any bank organized under the laws of the United States, Canada, Chile, Japan, Mexico or any country that is, or was as of the Restatement Effective Date, a member of the European economic and monetary union and either (i) whose short term commercial paper, at the time of acquisition thereof, is rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of another NRSRO), or, if no such commercial paper rating is available, a long-term debt rating, at the time of acquisition thereof, of at least A or the equivalent thereof by S&P or at least A-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of another NRSRO), or (ii) having capital and surplus in excess of $250,000,000, (y) overnight deposits and demand deposit accounts maintained with any bank that such Foreign Subsidiary regularly transacts business and (z) securities of the type and maturity described in clause (1) above but issued by the principal governmental authority in which such Foreign Subsidiary is organized so long as such security has the highest rating available from either S&P or Moody’s;
(10)    Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s with maturities of one year or less from the date of acquisition; and
(11)    U.S. Dollars, Canadian Dollars, Japanese yen, Pounds Sterling, Euros or, in the case of any Foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business.

“Cash Management Agreement” means any agreement to provide (a) cash management services (other than Letters of Credit or Swap Contracts), including treasury, depository, controlled disbursement, lockbox, overdraft, credit or debit card, electronic funds transfer, automated clearinghouse transfer, wire transfer, e-payable services, information reporting, stop payment services, and other cash management arrangements, and (b) other banking products or services (other than Letters of Credit or Swap Contracts), including purchase cards or stored value cards.
“Cash Management Bank” means a U.S. Cash Management Bank, a Canadian Cash Management Bank and/or a U.K. Cash Management Bank, as the context may require.
“Cash Management Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person under or in respect of a Cash Management Agreement.
“Cash Management Reserve” means, on any date of determination, the aggregate amount of reserves established by the Administrative Agent from time to time in its Credit Judgment against the U.S. Borrowing Base, the Canadian Borrowing Base or the U.K. Borrowing Base in respect of Cash Management Obligations, which shall not exceed the sum of the Dollar Equivalent of all Cash Management Obligations as reported to the Administrative Agent by each Cash Management Bank.
“Casualty” means any casualty, loss, damage, destruction or other similar loss with respect to real or personal property or improvements.
“Casualty Insurance Policy” means any insurance policy maintained by any Group Company covering losses with respect to Casualties.
“CCAA” means the Companies’ Creditors Arrangement Act (Canada) and any rule or regulation issued thereunder, in effect from time to time.
“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.
“CERCLIS” means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority, (iii) the making or issuance of any request, guideline, rule or directive (whether or not having the force of law) by any Governmental Authority, or (iv) any new, or adjustment to, requirements prescribed by the Board of Governors for “Eurocurrency Liabilities” (as defined in Regulation D of the Board of Governors), requirements imposed by the Federal Deposit Insurance Corporation, or similar requirements imposed by any domestic or foreign governmental authority or resulting from compliance by Administrative Agent or any Revolving Credit Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority and related in any manner to SOFR, the

Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR. The Dodd-Frank Wall Street Reform and Consumer Protection Act, the Basel Committee on Banking Supervision and all requests, rules, guidelines or directives promulgated thereunder or in connection therewith shall be deemed to have gone into effect after the date hereof regardless of the date actually enacted, adapted, promulgated or issued.
“Change of Control” means the occurrence of any of the following events:
(i)    (A) the Parent Borrower shall cease, directly or indirectly, to own and control legally and beneficially 100% of the Equity Interests of the Borrowers (other than the Parent Borrower) on a fully diluted basis assuming the conversion and exercise of all outstanding Equity Equivalents (whether or not such securities are then currently convertible or exercisable); or
(ii)    any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) or “offeror” (as defined in section 1.1 (Definitions) of Multilateral Instrument 62-104 – Take Over Bids and Issuer Bids applicable in the Province of British Columbia, Canada) has become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or under the Securities Act (British Columbia), as applicable), except that a person or group shall be deemed to have “beneficial ownership” of all securities that any such person or group has the right to acquire upon the conversion or exercise of outstanding Equity Equivalents (whether or not such securities are then currently convertible or exercisable), directly or indirectly, by way of merger, consolidation or otherwise, of more than 50% of the Voting Securities of the Parent Borrower on a fully-diluted basis after giving effect to the conversion and exercise of all outstanding Equity Equivalents (whether or not such securities are then currently convertible or exercisable); or
(iii)    during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent Borrower ceases to be composed of individuals (x) who were members of that board or equivalent governing body on the first day of such period, (y) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (z) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (y) and clause (z), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or
(iv)    any “Change of Control” under the Note Documents.
“Civil Code” means the Civil Code of Québec.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means the U.S. Collateral, the Canadian Collateral and the U.K. Collateral.

“Collateral Agent” means Wells Fargo Bank, in its capacity as collateral agent and/or security trustee for the Secured Parties under the Collateral Documents, and its successor or successors in such capacity.
“Collateral Documents” means the U.S. Collateral Documents, the Canadian Collateral Documents and the U.K. Collateral Documents.
“Committed Loan Notice” means a notice of (i) a Borrowing, (ii) a conversion of Revolving Credit Loans from one Type to the other or (iii) a continuation of SOFR Loans or BA Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A-1.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended, the rules and regulations promulgated thereunder, and any successor statute.
“Compliance Certificate” means a certificate substantially in the form of Exhibit D.
“Condemnation” means any taking by a Governmental Authority of property or assets, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation or in any other manner.
“Condemnation Award” means all proceeds of any Condemnation or transfer in lieu thereof.
“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “U.S. Base Rate,” the definition of “U.K. Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.05 and other technical, administrative or operational matters) that Administrative Agent decides (in consultation with the Parent Borrower) are reasonably necessary or appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as Administrative Agent determines (in consultation with the Parent Borrower) is reasonably necessary or appropriate in connection with the administration of this Agreement and the other Loan Documents).
“Consolidated Capital Expenditures” means, for any period, the aggregate amount of all expenditures (whether paid in cash or other consideration or accrued as a liability) that would, in accordance with GAAP, be included as “additions to property, plant and equipment”

and other capital expenditures of the Parent Borrower and its Consolidated Restricted Subsidiaries for such period, as the same are or would be set forth in a consolidated statement of cash flows of the Parent Borrower and its Consolidated Restricted Subsidiaries for such period (including that portion of Capital Leases that is capitalized on the consolidated balance sheet of the Parent Borrower and its Consolidated Restricted Subsidiaries), but excluding, without duplication (to the extent that they would otherwise be included):
(i)    any such expenditures made for the replacement or restoration of assets to the extent paid for by any Casualty Insurance Policy or Condemnation Award with respect to the asset or assets being replaced or restored to the extent such expenditures are permitted under the Loan Documents;
(ii)    any such expenditures to the extent the Parent Borrower or any of its Consolidated Restricted Subsidiaries has received reimbursement in cash from a third party other than the Parent Borrower or one or more of its Consolidated Restricted Subsidiaries and for which none of the Parent Borrower or any of its Consolidated Restricted Subsidiary has provided or is required to provide or incur, directly or indirectly, any consideration or obligation to such third party or any other Person;
(iii)    the book value of any asset owned by the Parent Borrower or a Consolidated Restricted Subsidiary prior to or during such period which is included as an addition to property, plant and equipment or other capital expenditures of the Parent Borrower and its Consolidated Restricted Subsidiaries for such period as a result of one or more of them reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period except that, for purposes of this clause (iii), (A) any expenditure necessary in order to permit such asset to be reused shall be included as Consolidated Capital Expenditures during the period that such expenditure is actually made and (B) such book value shall have been included in Consolidated Capital Expenditures when such asset was originally acquired;
(iv)    the purchase price of assets purchased during such period to the extent the consideration therefor consists of any combination of (A) assets traded in at the time of such purchase and (B) the proceeds of a concurrent sale of assets, in each case in the ordinary course of business;
(v)    the purchase price of assets purchased substantially contemporaneously with the trade-in of existing assets to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such assets for the assets being traded in at such time;
(vi)    any such expenditures made with the proceeds of the issuance of Equity Interests or the incurrence of any Indebtedness (other than the Revolving Credit Loans) permitted under this Agreement;
(vii)    expenditures which constitute consideration paid in respect of Permitted Acquisitions and other Investments permitted under Section 7.03 (xix) and (xx); and
(viii)    any such expenditures made in connection with the consummation of the MACT Transaction.
“Consolidated Cash Dividends” means at any date the aggregate amount of all

Restricted Payments paid in cash by the Parent Borrower or by any Restricted Subsidiary of the Parent Borrower to any Person other than the Parent Borrower or a Wholly-Owned Subsidiary of the Parent Borrower that is a Restricted Subsidiary during the most recently completed Measurement Period.
“Consolidated Cash Interest Expense” means at any date Consolidated Interest Expense that has been paid or is payable in cash for the most recently completed Measurement Period, other than (to the extent, but only to the extent, included in the determination of Consolidated Interest Expense for such period in accordance with GAAP): (i) amortization of debt discount and debt issuance fees and (ii) amortization of financing fees (including underwriting fees and expenses paid in connection with the consummation of the Transaction or Permitted Acquisitions).
“Consolidated Cash Taxes” means at any date (i) the aggregate amount of all taxes based on income of the Parent Borrower and its Consolidated Restricted Subsidiaries for the most recently completed Measurement Period to the extent the same are paid in cash by the Parent Borrower or any Consolidated Restricted Subsidiary of the Parent Borrower during such period less (ii) tax refunds (whether with respect to such period or any prior period) actually received during such period; provided that in no event shall the amount of Consolidated Cash Taxes for any Measurement Period be less than zero.
“Consolidated EBITDA” means, for any Measurement Period, with respect to the Parent Borrower and its Consolidated Restricted Subsidiaries, the sum, without duplication, of the amounts for such Measurement Period of:
(a)    Consolidated Net Income (excluding therefrom any extraordinary items of gain or loss); plus without duplication, those amounts which, in the determination of Consolidated Net Income for such period, have been deducted for:
(i)    Consolidated Interest Expense;
(ii)    lease expense in respect of Synthetic Lease Obligations, Sale/Leaseback Transactions and other indebtedness accounted for as Operating Leases under GAAP;
(iii)    provisions for Taxes based on income and franchise Taxes (to the extent based on income);
(iv)    total depreciation expense;
(v)    total amortization expense;
(vi)    other non-cash items (other than any such non-cash item to the extent it represents amortization of a prepaid cash expense that was paid in a prior period or an accrual of or reserve for cash expenditures in any future period), including without limitation non-cash rent expense, non-cash expense from any employee benefit plan or equity plan, non-cash loss on sale or disposition of assets, non-cash loss from impairment of assets and non-cash expenses arising out of purchase accounting adjustments with respect to re-valuing assets and liabilities;
(vii)    non-recurring or extraordinary expenses, losses or charges;

(viii)    [reserved];
(ix)    unrealized gains and losses on derivative transactions;
(x)    any fees, costs, expenses or charges (other than depreciation or amortization expense) related to any Sale of Equity Interests of the Parent Borrower or any investment, acquisition, disposition, recapitalization or the incurrence of Indebtedness permitted to be incurred by the Note Indentures (including a refinancing thereof) (in each case, whether or not successful), including without limitation (i) such fees, expenses or charges related to the offering of the notes governed by the Note Indentures and the Revolving Credit Facility, any dividend recapitalization or other transactions effecting the return of capital to shareholders and any SEC registration and (ii) any amendment or modification of the Note Documents or the Loan Documents;
(xi)    (A) the amount of any restructuring charges, integration costs or other business optimization expenses or reserves deducted (and not added back) in such period in computing Consolidated Net Income, including any one-time costs (including costs related to the closure and/or consolidation of facilities) incurred in connection with acquisitions after the Restatement Effective Date, and (B) the amount of any fees and expenses incurred in connection with plant closures or layoffs deducted (and not added back) in accordance with GAAP in such period in computing Consolidated Net Income;
(xii)    the amount of net cost savings projected by the Borrowers in good faith to be realized as a result of specified actions taken or initiated during or prior to such Measurement Period (calculated on a pro forma basis as though such cost savings had been realized on the first day of such Measurement Period), net of the amount of actual benefits realized during such Measurement Period from such actions; provided that (x) such cost savings are reasonably identifiable and factually supportable, and (y) the aggregate amount of cost savings added pursuant to this clause shall not exceed the greater of $20,000,000 or 15% of Consolidated EBITDA for any four consecutive quarter period;
(xiii)    any costs or expenses incurred pursuant to any equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholders agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Borrowers or net cash proceeds of the issuance of common stock or other common Equity Interests of the Borrowers (other than Disqualified Stock);
(xiv)    the amount of any minority interest expense deducted in such period in calculating Consolidated Net Income; and
(xv)    to the extent actually reimbursed (and to the extent such reimbursement proceeds are not included in calculating Consolidated Net Income), expenses incurred to the extent covered by indemnification provisions in any agreement in connection with an acquisition; minus
(b)    any amount which, in the determination of Consolidated Net Income for such period, has been added for (A) interest income and (B) any non-cash income or non-cash gains, all as determined in accordance with GAAP.

For purposes of calculating Consolidated EBITDA for any Measurement Period pursuant to any determination of the Fixed Charge Coverage Ratio, if during such Measurement Period (or in the case of pro-forma calculations, during the period from the last day of such Measurement Period to and including the date as of which such calculation is made) any of the Parent Borrower or any of its Restricted Subsidiaries shall have made an asset disposition or an acquisition, Consolidated EBITDA for such Measurement Period shall be calculated after giving effect thereto on a Pro-Forma Basis.
“Consolidated Fixed Charges” means at any date the sum of (i) Consolidated Cash Interest Expense for the most recently completed Measurement Period plus (ii) Consolidated Scheduled Debt Payments for such period plus (iii) Consolidated Cash Taxes for such period plus (iv) Consolidated Cash Dividends for such period (including any Consolidated Cash Dividend made in the form of a loan or advance as contemplated by the last paragraph of Section 7.06), but excluding any Consolidated Cash Dividend paid pursuant to Section 7.06(x).
“Consolidated Funded Indebtedness” means at any date the Funded Indebtedness of the Parent Borrower and its Consolidated Restricted Subsidiaries as of such date, determined on a consolidated basis.
“Consolidated Interest Expense” means at any date the total interest expense of the Parent Borrower and its Consolidated Restricted Subsidiaries for the most recently completed Measurement Period, whether paid or accrued and whether or not capitalized, (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments (but excluding non-cash interest expense attributable solely to changes in the mark-to-market valuation of Swap Obligations in accordance with GAAP), the interest component of all payments under Capital Leases in accordance with GAAP, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs in respect of Swap Obligations constituting interest rate swaps, collars, caps or other arrangements requiring payments contingent upon interest rates of the Parent Borrower and its Consolidated Restricted Subsidiaries), net of interest income, but excluding (i) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, (ii) any expensing of bridge, commitment and other financing fees and (iii) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Factoring Arrangements.
“Consolidated Net Income” means at any date the net income (or net loss) after taxes of the Parent Borrower and its Consolidated Restricted Subsidiaries for the most recently completed Measurement Period, determined on a consolidated basis, computed in accordance with GAAP; provided that there shall be excluded from the calculation of Consolidated Net Income for such Measurement Period, without duplication, (i) the cumulative effect of a change in accounting principles during such period, whether effected through a cumulative effect adjustment or a retroactive application in each case in accordance with GAAP, (ii) any net gain or loss resulting in such period from Swap Obligations, (iii) any net after-tax income or loss from disposed or discontinued operations and any net after-tax gains or losses on disposal of disposed or discontinued operations, (iv) any net after-tax extraordinary gains or losses or any non-recurring or unusual gains or losses (less all fees and expenses relating thereto) or expenses (including, but not limited to, any expenses relating to severance, relocation and one-time compensation charges and any expenses directly attributable to the implementation of cost-saving initiatives), (v) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions or the sale or other disposition of any Equity Interests of any Person other than in the ordinary course of business as determined in good faith by the Parent Borrower, (vi) the net income or loss of any Person that is not a Subsidiary, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting; provided, that, Consolidated Net Income of such Person shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash (or to the extent converted into cash) to the Parent Borrower and its Consolidated Restricted Subsidiaries, (vii) any increase in amortization or depreciation or other noncash charges resulting from the application of purchase accounting in relation to any acquisition that is consummated after the Restatement Effective Date, net of taxes, (viii) any net after-tax income (or loss) from the early extinguishment of Indebtedness or Swap Obligations or other derivative instruments, (ix) any impairment charge or asset write-off, in each case pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP and (x) any net gain or loss resulting in such period from currency translation gains or losses related to currency remeasurements of Indebtedness, including intercompany Indebtedness.
“Consolidated Restricted Subsidiary” means with respect to any Person at any date, any Restricted Subsidiary of such Person, the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP.
“Consolidated Scheduled Debt Payments” means at any date for the most recently completed Measurement Period, the sum of all scheduled payments of principal on all Consolidated Funded Indebtedness (including, without limitation, the principal component of Capital Lease Obligations, Purchase Money Indebtedness and Synthetic Lease Obligations (regardless of whether accounted for as indebtedness under GAAP) of the Parent Borrower and its Consolidated Restricted Subsidiaries (as such scheduled principal payments (x) may be reduced as a result of any voluntary or mandatory prepayments of the principal amounts of such Indebtedness for such period or any prior period or (y) otherwise adjusted pursuant to the terms of this Agreement)), but excluding payments due on Revolving Credit Loans during such period and payments due in such period to the extent refinanced and due in a subsequent period through the incurrence of additional Indebtedness expressly permitted under Section 7.02.
“Consolidated Subsidiary” means with respect to any Person at any date any Subsidiary of such Person or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements if such statements were prepared as of such date in accordance with GAAP.
“Consolidated Total Assets” means, as of any date of determination, for the Parent Borrower and its Consolidated Restricted Subsidiaries, total assets as determined in accordance with GAAP.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Contribution Notice” means a contribution notice issued by the Pensions

Regulator under section 38 or section 47 of the Pensions Act 2004.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Covenant Trigger Event” means, at any time, the failure of the Loan Parties to maintain Excess Availability equal to or greater than the Aggregate Compliance Threshold. For purposes of this Agreement, the occurrence of a Covenant Trigger Event shall be deemed continuing until the Excess Availability exceeds the Aggregate Compliance Threshold for thirty consecutive days.
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning specified in Section 10.25.
“Credit Adjustment Spread” means, (a) in respect of Borrowings and other amounts denominated in Pounds Sterling, a rate equal to 0.0326 percent, and (b) in respect of SOFR Loans, a rate equal to 0.10 percent.
“Credit Extension” means each of the following: (i) a Borrowing, and (ii) an L/C Credit Extension.
“Credit Judgment” means a determination made by the Administrative Agent in good faith and in the exercise of its reasonable (from the perspective of a secured lender) business judgment based on how an asset-based lender with similar rights providing a credit facility of the type provided under this Agreement would act in similar circumstances at the time with the information then available to it. In exercising such judgment, the Administrative Agent may consider any factors that could materially increase the credit risk of lending to the Borrowers on the security of the Collateral.
“CTA” means the United Kingdom Corporation Tax Act 2009.
“Debt Equivalents” of any Person means any Equity Interest of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), or upon the happening of any event or otherwise, (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof), is mandatorily redeemable or is subject to any mandatory repurchase requirement, pursuant to a sinking fund or otherwise, on or prior to the date that is 180 days after the Maturity Date, (ii) is convertible into or exercisable or exchangeable for debt securities or Equity Interests described in the foregoing clause (i) at any time prior to the date that is 180 days after the Maturity Date, (iii) is redeemable or subject to any repurchase requirement arising at the option of the holder thereof, in whole or in part, on or prior to the date that is 180 days after the Maturity Date, (iv) requires the payment of any dividends (other than the payment of dividends solely in the form of Equity Interests) prior to the date that is 180 days after the Maturity Date or (v) provides the holders of such Equity Interest with any rights to receive any cash upon the occurrence of a change in control prior to the date that is 180 days after the Maturity Date, unless the rights to receive such cash are contingent upon the prior payment in full in cash of the Senior Credit Obligations. Debt Equivalents shall not include any Equity Interests which would not otherwise constitute Debt Equivalents but for a requirement that such Equity Interests be redeemed in connection with (A) a change of control or (B) any asset disposition made pursuant to the terms hereof or otherwise permitted by the Administrative Agent.
“Debt Issuance” means the issuance or incurrence by any Group Company of any Indebtedness.
“Debtor Relief Laws” means the Bankruptcy Code, the CCAA, the BIA, the Winding-Up and Restructuring Act (Canada) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, winding-up, reorganization, or similar debtor relief Laws of the United States, Canada, any province of Canada or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, including any proceeding for the compromise or arrangement of creditor claims pursuant to the arrangement or reorganization provisions of any corporate statute.
“Deed of Hypothec” means collectively, the Deed of Hypothec dated May 13, 2011 between the Canadian Borrower and the Collateral Agent, acting as fondé de pouvior for the benefit of itself and the other Secured Parties, as the same may be amended, modified, replaced or supplemented from time to time, together with each additional deed of hypothec executed and delivered pursuant to this Agreement.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means (i) when used with respect to Senior Credit Obligations other than Letter of Credit Fees, an interest rate equal to (A) the U.S. Base Rate plus (B) the Applicable Rate, if any, applicable to U.S. Base Rate Loans plus (C) 2.00% per annum; provided, however, that with respect to a SOFR Loan, a U.K. Base Rate Loan or a Canadian Base Rate Loan the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such SOFR Loan, U.K. Base Rate Loan or Canadian Base Rate Loan plus 2.00% per annum, and (ii) when used with respect to Letter of Credit Fees, a rate equal to (A) the Letter of Credit Fee plus (B) 2.00% per annum.
“Default Right” has the meaning specified in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulted Amount” has the meaning specified in Section 2.11(b)(iii).
“Defaulting Lender” means a Revolving Credit Lender during the period and only for so long as a Lender Default is in effect with respect to such Revolving Credit Lender.
“Defined Benefit Plan” means any Canadian Pension Plan which contains a “defined benefit provision” as defined in subsection 147.1(1) of the Income Tax Act (Canada).
“Delaware LLC” shall mean any limited liability company organized or formed under the laws of the State of Delaware.
“Delaware LLC Division” shall mean the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act.
“Depositary Bank Agreement” means a U.S. Depositary Bank Agreement, a Canadian Depositary Bank Agreement and/or a U.K. Depositary Bank Agreement, as the context may require.
“Designated Noncash Consideration” means the fair market value of noncash consideration received by the Parent Borrower or a Restricted Subsidiary in connection with a Disposition as determined by the Parent Borrower in good faith that is so designated as Designated Noncash Consideration pursuant to a certificate, setting forth the basis of such valuation, executed by an executive vice president and the principal financial officer of the Parent Borrower (or a parent company thereof), less the amount of cash or Cash Equivalents received in connection with a subsequent sale of disposition of such Designated Noncash Consideration.
“Dilution Percent” means with respect to the Loan Parties, during any period of twelve consecutive months, the quotient (expressed as a percentage) and determined after any completed Field Examination or audit with respect to such period of (i) the aggregate amount of bad debt write-downs or write-offs, discounts, returns, promotions, credits, credit memos and other dilutive items with respect to accounts and other receivables for such period, divided by (ii) gross sales for such period.
“Dilution Reserve” means a reserve established by the Administrative Agent from time to time in its Credit Judgment based on the most recent Field Examination not to exceed the amount calculated on the basis of the then applicable Dilution Percent minus 5.00%.
“Disposition” or “Dispose” means the sale, transfer, license, sublicense, abandonment, lease or other disposition of any property by any Person (including any Sale/Leaseback Transaction and any sale of Equity Interests, but excluding any issuance by such Person of its own Equity Interests), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that sales, transfers or dispositions of assets (other than IP Rights) shall not constitute a “Disposition” to the extent the aggregate value of such assets sold, transferred, licensed, sublicensed, abandoned, leased or otherwise disposed of does not exceed (x) $10,000,000 for a single transaction or a series of related transactions and (y) $20,000,000 in any fiscal year.
“Disqualified Stock” means, with respect to any Person, any capital stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is putable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for capital stock that is not Disqualified Stock), other than as a result of a change of control or asset sale, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, other than as a result of a change of control or asset sale, in whole or in part, in each case prior to the date that is 91 days after the Maturity Date.
“Divided Delaware LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division.
“Dollar Equivalent” means, at any time, (i) with respect to any amount denominated in Dollars, such amount, and (ii) with respect to any amount denominated in any other currency, the Equivalent Amount thereof in Dollars as reasonably determined by the Administrative Agent or the L/C Issuers, as the case may be, at such time on the basis of the Spot Rate in accordance with Section 1.07.
“Dollars” and “$” means lawful money of the United States.
“Domestic Subsidiary” means with respect to any Person each Subsidiary of such Person that is organized under the laws of the United States or any political subdivision thereof, and “Domestic Subsidiaries” means any two or more of them.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway and in the event of a withdrawal by the United Kingdom from the European Union, the United Kingdom.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).
“Eligible Collateral” means, collectively, Eligible Inventory and Eligible Receivables.

“Eligible In-Transit Inventory” means Inventory owned by, or as to which title has passed to, a Loan Party that would be Eligible Inventory (but for its location) that has been shipped (i) from a Person (a “Vendor”) within the United States, Canada or the United Kingdom or (ii) from a location outside the United States, Canada or the United Kingdom of any Loan Party, as the case may be, in each case for receipt at a location of any Loan Party within the United States, Canada or the United Kingdom within 15 days of shipment (“In-Transit Inventory”), and that the Administrative Agent, in its Credit Judgment (subject to the last sentence of this definition), deems to be Eligible In-Transit Inventory. Without limiting the foregoing, no Inventory shall be Eligible In-Transit Inventory unless it:
(A)    in the case of Inventory shipped by a Vendor located outside the United States, Canada or the United Kingdom to a Loan Party pursuant to an open-account purchase, is subject to a negotiable document of title showing the applicable Loan Party as consignee, which document is indorsed to the Administrative Agent and in the possession of the Administrative Agent or such other Person (including any Borrower) as the Administrative Agent shall approve;
(B)    in the case of Inventory not shipped by a Vendor located outside the United States, Canada or the United Kingdom to a Loan Party pursuant to an open-account purchase, is subject to a non-negotiable document of title showing the Administrative Agent (or, with the consent of the Administrative Agent, the applicable Loan Party) as consignee, which document is in possession of the Administrative Agent or such other Person (including any Borrower) as the Administrative Agent shall approve;
(C)    is insured in a manner consistent with this Agreement and the Security Agreements;
(D)    has been identified to the applicable sales contract;
(E)    is subject to purchase orders and other sale documentation reasonably satisfactory to the Administrative Agent; and
(F)    is being handled by a customs broker, freight forwarder or other handler that has delivered a Lien Waiver.
Except for purposes of determining compliance with Section 4.02(d), no new classes of ineligible In-Transit Inventory may be established and no ineligibility criteria set forth above may be changed except upon not less than five Business Days’ notice to the Parent Borrower (unless an Event of Default exists, in which event no notice shall be required). The Administrative Agent will be available during such period to discuss any such proposed new class of ineligible In-Transit Inventory or such proposed change to the ineligibility criteria with the Borrowers and, without limiting the right of the Administrative Agent to establish such new class of ineligible In-Transit Inventory or change such ineligibility criteria in the Administrative Agent’s Credit Judgment, the Borrowers may take such action as may be required so that the event, condition or matter that is the basis for such ineligibility no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent. If any Receivables and Inventory are acquired pursuant to a Permitted Acquisition or any other Investment permitted hereunder at any time, such Receivables and Inventory will not constitute Eligible Receivables, Eligible Inventory or Eligible In-Transit Inventory (as the case may be) commencing on the ninetieth (90th) day after the consummation of such Permitted Acquisition or Investment unless, prior to such ninetieth (90th) day, Administrative Agent shall have received an Appraisal and Field Examination with respect to such assets, in each case reasonably satisfactory to Administrative Agent and subject to such additional Availability Reserves with respect to such assets as Administrative Agent may determine in its Credit Judgment; provided, that, unless and until Administrative Agent shall have received a reasonably satisfactory Appraisal and Field Examination with respect to such assets, the aggregate amount of such acquired Receivables and Inventory otherwise satisfying the applicable eligibility criteria which are included in the Borrowing Base shall not have an aggregate Loan Value in excess of ten (10%) percent of the Borrowing Base immediately prior to such acquisition; provided, further, that, solely with respect to any Receivables or Inventory acquired pursuant to the Endura Acquisition, the ninety (90) day time period specified above may be extended by up to an additional thirty (30) days as Administrative Agent may determine in its Credit Judgment.
“Eligible Inventory” means Inventory (including raw materials) of the Loan Parties subject to the Lien of the Collateral Documents that the Administrative Agent, in its Credit Judgment (subject to the last sentence of this definition) deems to be Eligible Inventory. The value of Eligible Inventory shall be determined by taking into consideration, among other factors, the lower of its cost and its book value determined in accordance with GAAP and excluding any portion of cost attributable to intercompany profit among the Loan Parties and their Affiliates. Without limiting the generality of the foregoing, none of the following classes of Inventory shall be deemed to be Eligible Inventory:
(i)    Inventory located on leaseholds unless a Rent and Charges Reserve has been established therefor or the landlord thereof has executed a Lien Waiver;
(ii)    Inventory that is slow-moving, obsolete, unusable, shopworn or otherwise unavailable for sale or that is a discontinued product or component thereof and is not immediately usable in a continuing product;
(iii)    Inventory consisting of promotional, marketing, packaging or shipping materials and supplies;
(iv)    Inventory consisting of replacement parts, subassemblies, manufacturing supplies, samples, prototypes, displays or display items, bill and hold goods, goods that are returned or marked for return, repossessed goods, defective or damaged goods, goods held on consignment, or goods which are neither of a type held for sale in the ordinary course of business nor of a type held for sale in the ordinary course of a new business acquired in Permitted Acquisitions;
(v)    Inventory that fails to meet all applicable standards imposed by any Governmental Authority having regulatory authority over such Inventory or its use or sale or that constitutes Hazardous Materials;
(vi)    Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party (A) from which the Borrowers or any of their Subsidiaries has received written notice of a dispute in respect of any such agreement and to the extent the dispute could reasonably be expected to affect the salability of such Inventory, or (B) unless such Inventory can be freely sold by the Administrative Agent upon the occurrence and during the continuance of an Event of Default despite such agreement;

(vii)    Inventory located outside the United States, the United Kingdom or Canada, except for Eligible In-Transit Inventory;
(viii)    Inventory that is not in the possession of or under the sole control of any Loan Party, except for Eligible In-Transit Inventory;
(ix)    Inventory that is paint~~,~~ or glue ~~or work in progress~~;
(x)    Inventory not on a perpetual schedule;
(xi)    Inventory the value of which is reduced by purchase price variances, lower of cost or market adjustments or revaluation reserves (but only to the extent of such variances, market adjustments or revaluation reserves);
(xii)    Inventory generated as a result of capitalized direct labor and capitalized overhead variances from standard by location (but only to the extent such variance is actually recorded);
(xiii)    Inventory whose value is offset by shrinkage or test count shortfall reserves (but only to the extent of such offset);
(xiv)    in the case of Inventory of any U.K. Loan Party, Inventory that is not solely owned by such U.K. Loan Party or Inventory that such U.K. Loan Party does not have good and valid title thereto including pursuant to retention of title arrangements;
(xv)    Inventory with respect to which the representations and warranties set forth in Article III of the Security Agreement applicable to Inventory are not correct in any material respect; and
(xvi)    Inventory in respect of which the Security Agreements, after giving effect to the related filings of financing statements or recordations that have then been made, if any, do not or have ceased to create a valid and perfected first priority Lien, security interest or hypothec in favor of the Collateral Agent, on behalf of the Secured Parties, securing the Finance Obligations.
Except for purposes of determining compliance with Section 4.02(d), no new classes of ineligible Inventory may be established and no ineligibility criteria set forth above may be changed except upon not less than five Business Days’ notice to the Parent Borrower (unless an Event of Default exists, in which event no notice shall be required). The Administrative Agent will be available during such period to discuss any such proposed new class of ineligible Inventory or such proposed change to the ineligibility criteria with the Borrowers and, without limiting the right of the Administrative Agent to establish such new class of ineligible Inventory or change such ineligibility criteria in the Administrative Agent’s Credit Judgment, the Borrowers may take such action as may be required so that the event, condition or matter that is the basis for such ineligibility no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent. If any Receivables and Inventory are acquired pursuant to a Permitted Acquisition or any other Investment permitted hereunder at any time, such Receivables and Inventory will not constitute Eligible Receivables, Eligible Inventory or Eligible In-Transit Inventory (as the case may be) commencing on the ninetieth (90th) day after the consummation of such Permitted Acquisition or Investment unless, prior to such ninetieth (90th) day,

Administrative Agent shall have received an Appraisal and Field Examination with respect to such assets, in each case reasonably satisfactory to Administrative Agent and subject to such additional Availability Reserves with respect to such assets as Administrative Agent may determine in its Credit Judgment; provided, that, unless and until Administrative Agent shall have received a reasonably satisfactory Appraisal and Field Examination with respect to such assets, the aggregate amount of such acquired Receivables and Inventory otherwise satisfying the applicable eligibility criteria which are included in the Borrowing Base shall not have an aggregate Loan Value in excess of ten (10%) percent of the Borrowing Base immediately prior to such acquisition; provided, further, that, solely with respect to any Receivables or Inventory acquired pursuant to the Endura Acquisition, the ninety (90) day time period specified above may be extended by up to an additional thirty (30) days as Administrative Agent may determine in its Credit Judgment.
“Eligible Receivables” means Receivables of the Loan Parties subject to the Lien of the Collateral Documents that the Administrative Agent, in its Credit Judgment (subject to the last sentence of this definition) deems to be Eligible Receivables. The value of Eligible Receivables shall be determined by taking into consideration, among other factors, their book value determined in accordance with GAAP. Without limiting the generality of the foregoing, none of the following classes of Receivables shall be deemed to be Eligible Receivables:
(i)    Receivables that do not arise out of sales of goods or rendering of services in the ordinary course of business of the applicable Loan Party;
(ii)    Receivables payable other than in Dollars, Canadian Dollars or Pounds Sterling or that are otherwise on terms other than those normal or customary in the business of the applicable Loan Party;
(iii)    Receivables owing from any Person that is an Affiliate of any Borrower;
(iv)    Receivables more than 120 days past original invoice date or more than 60 days past the original date due;
(v)    Receivables owing from any Person from which an aggregate amount of more than 50% of the Receivables owing therefrom is more than 60 days past the original date due;
(vi)    Receivables owing from any Person that exceed the Receivables Concentration Limit applicable to such Person but only to the extent of such excess;
(vii)    Receivables owing from any Person that (A) has disputed liability for any Receivable owing from such Person; provided that for purposes of this subclause (vii)(A), such Receivables shall be excluded only to the extent of the amounts being disputed by such Person at any date of determination, or (B) has otherwise asserted any claim, demand or liability against the Loan Parties, whether by action, suit, counterclaim or otherwise, unless the Administrative Agent has determined, in its Credit Judgment that such claims demands or liabilities are not material to the determination of eligibility of the Receivables owing from such Person;
(viii)    Receivables owing from any Person that shall take or be the subject of any action or proceeding of a type described in Section 8.01(f) or (g) unless such Receivables are either (x) pre-petition Receivables the payment of which (in full in cash) has been specifically authorized by a final, non-appealable order of a bankruptcy court exercising jurisdiction over such Person and all conditions to payment of such pre-petition Receivables having been satisfied or (y) post-petition Receivables deemed to be Eligible Receivables by the Administrative Agent in its Credit Judgment (it being understood that any representation or deemed representation by any Loan Party in any Loan Document as to the solvency or financial condition of any such Person or as to the eligibility of Receivables owing from any such Person shall be made by such Loan Party only to the extent of its actual knowledge thereof);
(ix)    Receivables (A) owing from any Person that is also a supplier to or creditor of the Loan Parties unless such Person has waived any right of setoff in a manner acceptable to the Administrative Agent, (B) owing from any Person who is on a payment plan with any Loan Party (but only to the extent of the Receivables related to such payment plan ), (C) owing from any Person who is subject to cash in advance payment terms (but only to the extent of the Receivables related to such cash in advance payment terms) or (D) representing any manufacturer’s or supplier’s credits, discounts, incentive plans or similar arrangements entitling the Loan Parties or any of their Subsidiaries to discounts on future purchase therefrom;
(x)    Receivables arising out of sales to account debtors outside the United States, Canada or the United Kingdom unless such Receivables are fully backed by an irrevocable letter of credit on terms, and issued by a financial institution, reasonably acceptable to the Administrative Agent and such irrevocable letter of credit is in the possession of the Administrative Agent;
(xi)    Receivables (A) arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis, (B) subject to any right of return outside of the ordinary course of business, setoff or charge back or (C) relating to payments of interest, fees or late charges;
(xii)    Receivables owing from an account debtor that is (A) the United States or an agency, department or instrumentality of the United States or any state thereof unless the applicable U.S. Borrower or the applicable Canadian Loan Party shall have satisfied the requirements of the Assignment of Claims Act of 1940, and any similar state legislation and the Administrative Agent is satisfied as to the absence of setoffs, counterclaims and other defenses on the part of such account debtor or (B) the government of Canada or any department, agency, public corporation, Crown corporation or other instrumentality thereof unless the applicable U.S. Borrower or the applicable Canadian Loan Party shall have satisfied the assignment requirements of, and is in compliance with, the Financial Administration Act (Canada) and any similar provincial legislation and the Administrative Agent is satisfied as to the absence of setoffs, counterclaims and other defenses on the part of such account debtor, or (C) a Governmental Authority not listed in clauses (A) and (B) hereof unless it is a Receivable that is otherwise not ineligible hereunder and the applicable U.S. Borrower or the applicable Canadian Loan Party has complied with all applicable Laws relating to taking security in such Receivables;
(xiii)    Receivables owing from an account debtor whose Receivables are sold or identified for sale by the applicable Loan Party pursuant to a Factoring Arrangement (it being understood and agreed that all Receivables from any such account debtor shall be excluded from the Eligible Collateral, regardless of whether or not a particular Receivable is subject to such Factoring Arrangement);

(xiv)    Receivables likely offset by rebate accrual to the extent such rebate is payable in cash; provided that the exclusion set forth in this clause (xiv) shall be reduced by the amount attributable to the Receivables excluded from Eligible Receivables by virtue of clause (vi) of this definition;
(xv)    Receivables with respect to which the representations and warranties set forth in Article III of the Security Agreements applicable to Receivables are not correct in any material respect;
(xvi)    Receivables that are (A) not “trade” Receivables (such as employee purchases), (B) otherwise classified as “miscellaneous accounts receivable” by the applicable Loan Party or (C) included by the applicable Loan Party in the allowance for doubtful accounts;
(xvii)    Receivables in respect of which the Security Agreements, after giving effect to the related filings of financing statements or recordations that have then been made, if any, do not or have ceased to create a valid and perfected first priority Lien, security interest or hypothec in favor of the Collateral Agent, on behalf of the Secured Parties, securing the Finance Obligations;
(xviii)    Receivables with respect to which a payment has been received but not applied to such Receivables
(xix)    Receivables with respect to which the account debtor is a Sanctioned Person; and
(xx)    the sale of goods or the rendition of services giving rise to such Receivables is supported by a performance, bid or surety bond unless the issuer of such bond shall have waived in writing any rights or interest in and to all Collateral, in form and substance reasonably satisfactory to Administrative Agent.
Except for purposes of determining compliance with Section 4.02(d), no new classes of ineligible Receivables may be established and no ineligibility criteria set forth above may be changed except upon not less than five Business Days’ notice to the Parent Borrower (unless an Event of Default exists, in which event no notice shall be required). The Administrative Agent will be available during such period to discuss any such proposed new class of ineligible Receivables or such proposed change to the ineligibility criteria with the Borrowers and, without limiting the right of the Administrative Agent to establish such new class of ineligible Receivables or change such ineligibility criteria in the Administrative Agent’s Credit Judgment, the Borrowers may take such action as may be required so that the event, condition or matter that is the basis for such ineligibility no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent. If any Receivables and Inventory are acquired pursuant to a Permitted Acquisition or any other Investment permitted hereunder at any time, such Receivables and Inventory will not constitute Eligible Receivables, Eligible Inventory or Eligible In-Transit Inventory (as the case may be) commencing on the ninetieth (90th) day after the consummation of such Permitted Acquisition or Investment unless, prior to such ninetieth (90th) day, Administrative Agent shall have received an Appraisal and Field Examination with respect to such assets, in each case reasonably satisfactory to Administrative Agent and subject to such additional Availability Reserves with respect to such assets as Administrative Agent may determine in its Credit Judgment; provided, that, unless and until Administrative Agent shall have received a reasonably satisfactory Appraisal and Field Examination with respect to such assets, the aggregate amount of such acquired Receivables and Inventory otherwise satisfying the applicable eligibility criteria which are included in the Borrowing Base shall not have an aggregate Loan Value in excess of ten (10%) percent of the Borrowing Base immediately prior to such acquisition; provided, further, that, solely with respect to any Receivables or Inventory acquired pursuant to the Endura Acquisition, the ninety (90) day time period specified above may be extended by up to an additional thirty (30) days as Administrative Agent may determine in its Credit Judgment.
    “Endura Acquisition” means the Lead U.S. Borrower’s acquisition of 100% of the outstanding Equity Interests of EPI Holdings, Inc.
“Environmental Laws” means any and all United States federal, state, Canadian federal, provincial, local/municipal, and foreign statutes, Laws, regulations, ordinances, rules, judgments, authorizations approvals, consents, registrations, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to pollution and the protection of the environment or the release of any hazardous materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of remediation, fines, penalties or indemnities), of any Group Company directly or indirectly resulting from or based on (i) violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Material, (iii) exposure to any Hazardous Material, (iv) the release or threatened release of any Hazardous Material into the environment or (v) any contract, agreement or other binding consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.
“Equity Equivalents” means with respect to any Person any rights, warrants, options, convertible securities, exchangeable securities, indebtedness or other rights, in each case exercisable for or convertible or exchangeable into, directly or indirectly, Equity Interests of such Person or securities exercisable for or convertible or exchangeable into Equity Interests of such Person, whether at the time of issuance or upon the passage of time or the occurrence of some future event.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“Equivalent Amount” means, at any time with respect to any other currency, the amount of Dollars, Canadian Dollars or Pounds Sterling, as applicable, into which an amount of such other currency may be converted, in either case as determined by the Administrative Agent at such time on the basis of the Spot Rate in accordance with Section 1.07.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means: (i) a Reportable Event with respect to a Pension Plan; (ii) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (iii) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (iv) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (v) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (vi) with respect to Plan years beginning after December 31, 2007, the occurrence of a Pension Plan entering into “at-risk” status (as defined in Section 303 of ERISA) or a Multiemployer Plan entering into “endangered” or “critical” status (as defined in Section 305 of ERISA); or (vii) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate.
“Erroneous Payment” has the meaning specified in Section 10.27.
“Erroneous Payment Deficiency Assignment” has the meaning specified in Section 10.27.
“Erroneous Payment Impacted Loans” has the meaning specified in Section 10.27.
“Erroneous Payment Return Deficiency” has the meaning specified in Section 10.27.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” has the meaning specified in Section 8.01.
“Excess Availability” means, at any time, the sum of (i) the Canadian Excess Availability, (ii) the U.S. Excess Availability and (iii) the U.K. Excess Availability.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Subsidiaries” means, collectively, (u) any Subsidiary with total assets less than $100,000, so long as such Subsidiary is not liable in respect of any Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries, (v) Domestic Subsidiaries (other than U.S. Loan Parties), (w) Unrestricted Subsidiaries, (x) Foreign Subsidiaries that are not Canadian Subsidiaries or U.K. Subsidiaries, (y) Immaterial Subsidiaries or (z) Sacopan.
“Excluded Swap Obligation” shall mean, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure to constitute an “eligible contract participant,” as defined in the Commodity Exchange Act and the regulations thereunder, at the time the guarantee of or grant of such Lien by such Loan Party becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one Swap Obligation, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such guarantee or Lien is or becomes illegal. Notwithstanding anything to the contrary in this Agreement and the other Loan Documents, Canadian Finance Obligations, U.K. Finance Obligations, Senior Credit Obligations, Swap Obligations, U.S. Finance Obligations and Finance Obligations shall not include Excluded Swap Obligations.
“Excluded Taxes” means, with respect to the Administrative Agent, any Revolving Credit Lender, any L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document, (i) Taxes imposed on or measured by its overall net income (however denominated), franchise Taxes (imposed on it in lieu of net income Taxes) and branch profits Taxes, in each case imposed by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Revolving Credit Lender, in which its Lending Office is located, or that are imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax, (ii) in the case of a Revolving Credit Lender (other than an assignee pursuant to a request by the Borrower Representative under Section 10.13 and other than an assignee Revolving Credit Lender pursuant to a CAM Exchange with respect to the portion attributable to the CAM Exchange under Section 8.04), any United States or Canadian withholding Tax that is required to be imposed on amounts payable to such Revolving Credit Lender pursuant to Laws in force at the time such Revolving Credit Lender becomes a party hereto (or designates a new Lending Office), except to the extent that such Revolving Credit Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Loan Parties with respect to such withholding tax pursuant to Section 3.01(a), (iii) Taxes attributable to such recipient’s failure or inability (other than as a result of a Change in Law) to comply with Section 3.01(e), and (iv) any United States withholding Tax imposed under FATCA.
“Exhaustion of Available Canadian Pool” means that all amounts collected by the

Administrative Agent or, in the good faith determination of the Administrative Agent, available for collection by the Administrative Agent from or on account of the Canadian Loan Parties or in respect of the Canadian Collateral upon the exercise of remedies provided for in Section 8.02 have been applied in full to the payment or Cash Collateralization of Canadian Finance Obligations in accordance with Section 8.03(ii).
“Exhaustion of Available U.K. Pool” means that all amounts collected by the Administrative Agent or, in the good faith determination of the Administrative Agent, available for collection by the Administrative Agent from or on account of the U.K. Loan Parties or in respect of the U.K. Collateral upon the exercise of the remedies provided for in Section 8.02 have been applied in full to the payment or Cash Collateralization of U.K. Finance Obligations in accordance with Section 8.03(iii).
“Exhaustion of Available U.S. Pool” means that all amounts collected by the Administrative Agent or, in the good faith determination of the Administrative Agent, available for collection by the Administrative Agent from or on account of the U.S. Loan Parties or in respect of the U.S. Collateral upon the exercise of the remedies provided for in Section 8.02 have been applied in full to the payment or Cash Collateralization of U.S. Finance Obligations in accordance with Section 8.03(i).
“Existing Credit Agreement” has the meaning specified in the Preliminary Statements.
“Existing Indebtedness” has the meaning specified in Section 7.02(iv).
“Existing Lenders” has the meaning specified in the Preliminary Statements.
“Existing Letters of Credit” means the letters of credit issued by an L/C Issuer before the Restatement Effective Date and described on Schedule 2.03 hereto, and “Existing Letter of Credit” means any one of them.
“Facilities Increase Amendment” has the meaning specified in Section 2.13(e).
“Facility” means the U.S. Revolving Credit Facility, the Canadian Revolving Credit Facility or the U.K. Revolving Credit Facility, as the context may require.
“Factoring Arrangement” means with respect to Receivables owing from (x) either Home Depot, Inc. or Lowe’s Companies, Inc. or any of their respective subsidiaries or (y) any other Person identified by the Parent Borrower and reasonably acceptable to the Administrative Agent, a sale of such Receivables by a Loan Party to a third Person who is not an Affiliate of the Loan Parties on a non-recourse basis (except for customary representations, warranties, covenants and indemnities made in connection with such arrangements).
“Failed Loan” has the meaning specified in Section 2.11(b)(ii).
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreements, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by it (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero).
“Fee Letter” means the ~~Second~~Third Amended and Restated Fee Letter, dated on or about the ~~Restatement~~Amendment No. 4 Effective Date, between the Parent Borrower and the Administrative Agent.
“Field Examination” means a field examination prepared by, at the Administrative Agent’s sole reasonable discretion, the Administrative Agent or a third-party firm (reasonably acceptable to the Borrower Representative) engaged by the Administrative Agent reviewing the quality and performance of the Borrowers’ and their respective Subsidiaries’ Receivables and Inventory, the reliability and integrity of the accounting and cost systems of the Parent Borrower and its Subsidiaries, the accounting policies of the Parent Borrower and its Subsidiaries and any other collateral or financial due diligence as may be reasonably required by the Administrative Agent.
“Finance Document” means (i) each Loan Document, (ii) each Secured Hedge Agreement and (iii) each Secured Cash Management Agreement, and “Finance Documents” means all of them, collectively.
“Finance Obligations” means, at any date, (i) all Senior Credit Obligations, (ii) all Swap Obligations permitted hereunder then owing under any Secured Hedge Agreement to any Hedge Bank and (iii) all Cash Management Obligations then owing under any Secured Cash Management Agreement to a Cash Management Bank.
“Financial Support Direction” means a financial support direction issued by the Pensions Regulator under section 43 of the Pensions Act 2004.
“Fixed Charge Coverage Ratio” means at any date the ratio of (i) Consolidated EBITDA for the most recently completed Measurement Period less the aggregate amount of Consolidated Capital Expenditures for such period to (ii) Consolidated Fixed Charges for the most recently completed Measurement Period.
“Flood Laws” means the National Flood Insurance Act of 1968, Flood Disaster

Protection Act of 1973, and related laws, rules and regulations, including any amendments or successor provisions.
“Floor” means a rate of interest equal to 0%.
“Foreign Cash Equivalents” means any Investment in certificates of deposit or bankers’ acceptances of any bank organized under the laws of any country that is a member of the European Economic Community or the United Kingdom, whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody’s is at least P-1 or the equivalent thereof; provided in each case that such Investment matures within one year from the date of acquisition thereof by a Foreign Subsidiary of any Borrower.
“Foreign Lender” means, with respect to any Borrower, any Appropriate Lender that is organized under the Laws of, or otherwise treated as a resident for tax purposes of, a jurisdiction other than that in which such Borrower is a resident for tax purposes (including such Appropriate Lender when acting in the capacity of an L/C Issuer). For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“Foreign Plan” has the meaning specified in Section 5.12(e).
“Foreign Subsidiary” means with respect to any Person any Subsidiary of such Person that is not a Domestic Subsidiary of such Person.
“FSCO” means the Financial Services Commission of Ontario.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“Funded Indebtedness” means, with respect to any Person and its Subsidiaries on a consolidated basis at any date and without duplication, (i) all Indebtedness of such Person of the types referred to in clauses (i) and (ii) (determined at its full par principal amount, without discount for original issue discount and without netting of financing fees or any other deferred costs) and clauses (v), (vii)(A) (but in respect of letters of credit and bankers’ acceptances only to the extent drawn and not yet reimbursed), (vii)(B), (viii) and (x) of the definition of “Indebtedness” in this Section 1.01, (ii) all Guarantees of such Person and its Subsidiaries with respect to Indebtedness of others of the type referred to in clause (i) above, (iii) all Indebtedness of the type referred to in clause (i) above of any other Person (including any Partnership in which such Person or any of its Subsidiaries is a general partner and any unincorporated joint venture in which such Person or any of its Subsidiaries is a joint venturer) to the extent such Person would be liable therefor under any applicable law or any agreement or instrument by virtue of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person shall not be liable therefor and (iv) all Preferred Stock of any Subsidiary of the Borrowers held by any Person other than the Borrowers or a Wholly-Owned Subsidiary of the Borrowers (valued at the higher of its voluntary or involuntary liquidation value).

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, applied consistently and subject to Section 1.03(b).
“Genpact Contract” means that certain Master Services Agreement, dated as of March 27, 2009, among the Lead U.S. Borrower and Genpact International, Inc.
“Governmental Authority” means the government of the United States, United Kingdom, Canada or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Group Company” means any of the Primary Loan Parties or their respective Subsidiaries (regardless of whether or not consolidated with the Borrowers for purposes of GAAP), and “Group Companies” means all of them, collectively.
“Guarantee” means, with respect to any Person, without duplication, any obligation (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing, intended to guarantee, or having the economic effect of guaranteeing, any Indebtedness of any other Person in any manner, whether direct or indirect, and including, without limitation, any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, maintenance agreements, comfort letters, take or pay arrangements, put agreements or similar agreements or arrangements) for the benefit of the holder of Indebtedness of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness or (iv) to otherwise assure or hold harmless the owner of such Indebtedness against loss in respect thereof. The amount of any Guarantee hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guarantee is made (or, if the amount of such primary obligation is not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder)).
“Guaranties” means the U.S. Guaranty, the Canadian Guarantee and the U.K. Guaranty.
“Guarantors” means, collectively, the Primary Loan Parties, the other Subsidiaries of the Parent Borrower listed on Schedule 6.12 and each other Subsidiary of the Parent Borrower that shall be required to execute and deliver an Accession Agreement or other guaranty or guaranty supplement pursuant to Section 6.12.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law due to their dangerous or deleterious properties or characteristics.
“Hedge Bank” means any Person that, ~~at the time~~no later than the tenth (10th) day following the date it enters into a Swap Contract permitted under Article VI or VII, is a Revolving Credit Lender or an Affiliate of a Revolving Credit Lender, in its capacity as a party to such Swap Contract.
“Hedging Obligations” means, with respect to any Person, the obligations of such Person under currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements and currency exchange, interest rate or commodity collar agreements and other agreements or arrangements, in each case designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices.
“Honor Date” has the meaning specified in Section 2.03(c).
“Hypothecary Representative” has the meaning specified in Section 9.01(d).
“IFRS” has the meaning specified in Section 1.03(b).
“Immaterial Subsidiary” means any Domestic Subsidiary, Canadian Subsidiary or U.K. Subsidiary of the Parent Borrower that is listed on Schedule 1.01A and each other Domestic Subsidiary, Canadian Subsidiary or U.K. Subsidiary of the Parent Borrower designated in writing by the Borrower Representative to the Administrative Agent after the date hereof as an Immaterial Subsidiary; provided that such Subsidiary so designated after the date hereof shall only be considered an Immaterial Subsidiary to the extent that the representations with respect thereto set forth in Section 5.22 are true and correct with respect thereto and the Administrative Agent shall have received such evidence thereof as it may reasonably require; provided, further, that, no Loan Party shall be an Immaterial Subsidiary.
“Impacted Lender” means at any date (i) a Revolving Credit Lender which is then a Defaulting Lender or (ii) a Revolving Credit Lender (A) which the Administrative Agent or any applicable L/C Issuer, as applicable, in good faith believes has defaulted in fulfilling its obligations under one or more other syndicated credit facilities or (B) is Controlled by a Person that has been deemed insolvent or become subject to a bankruptcy, insolvency, receivership, conservatorship or other similar proceeding.
“In-Transit Adjustment Reserves” means reserves, determined by the Administrative Agent in its Credit Judgment as of the end of each calendar quarter, with respect to the Receivables arising from month-end shipments during such quarter with free-on-board delivery terms where the orders have not been received by a customer as of the end of the relevant month (unless such reserves have otherwise been reflected in another category of Eligible Collateral).
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(i)    all obligations of such Person for borrowed money;
(ii)    all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;
(iii)    all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);
(iv)    all obligations, other than intercompany items, of such Person to pay the deferred purchase price of property or services that in accordance with GAAP would be included as liabilities on the balance sheet of such Person (other than trade accounts payable and accrued expenses arising in the ordinary course of business and (x) due within 90 days of the incurrence thereof or (y) actively being contested in good faith through appropriate proceedings and appropriate reserves have been established in accordance with GAAP);
(v)    the Attributable Indebtedness of such Person in respect of (A) Capital Lease Obligations and Sale/Leaseback Transactions to the extent such Indebtedness constitutes a liability under GAAP and (B) Synthetic Lease Obligations;
(vi)    all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property;
(vii)    without duplication, all (A) non-contingent obligations (and, for purposes of Section 7.02 and Section 8.01(e), all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, bankers’ acceptance, bank guaranty or similar instrument and (B) all non-contingent obligations (and, for purposes of Section 7.02 and Section 8.01(e)(i), all contingent obligations) of such Person to reimburse any Person in respect of amounts paid or payable under a performance, payment, stay, customs, appeal or surety bond, performance and completion guaranty or similar instrument;
(viii)    all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) a Lien on, or payable out of the proceeds of production from, any property or asset of such Person, whether or not such obligation is assumed by such Person; provided that the amount of any Indebtedness of others that constitutes Indebtedness of such Person solely by reason of this clause (viii) shall not for purposes of this Agreement exceed the greater of the book value or the fair market value of the properties or assets subject to such Lien;
(ix)    all Guarantees of such Person of Indebtedness of the types described in clauses (i) – (viii) above and (x) below; and

(x)    all Debt Equivalents of such Person;
provided that (i) Indebtedness shall not include (A) deferred compensation arrangements, (B) earn-out obligations until matured or earned or (C) non-compete or consulting obligations incurred in connection with Permitted Acquisitions and (ii) the amount of any Limited Recourse Indebtedness of any Person shall be equal to the lesser of (A) the aggregate principal amount of such Limited Recourse Indebtedness for which such Person provides credit support of any kind (including any undertaking agreement or instrument that would constitute Indebtedness), is directly or indirectly liable as a guarantor or otherwise or is the lender and (B) the fair market value of any assets securing such Indebtedness or to which such Indebtedness is otherwise recourse.
“Indemnified Taxes” means Taxes other than Excluded Taxes.
“Indemnitees” has the meaning specified in Section 10.04(b).
“Ineligible Assignees” has the meaning specified in Section 10.06(b)(vi).
“Information” has the meaning specified in Section 10.07.
“Insurance Proceeds” means all insurance proceeds (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), damages, awards, claims and rights of action with respect to any Casualty.
“Intercompany Subordination Agreement” means, with respect to any Indebtedness for borrowed money owing by any Loan Party to any Subsidiary of the Parent Borrower that is not a Loan Party, an intercompany subordinated note, in form and substance reasonably acceptable to the Administrative Agent, which has been executed and delivered by such Loan Party and such Subsidiary.
“Interest Payment Date” means, (i) as to any SOFR Loan or any BA Rate Loan, the first day of the calendar month immediately following each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Revolving Credit Loan was made; provided, however, that if any Interest Period for a SOFR Loan or BA Rate Loan exceeds three months, the respective dates that fall on the first day of the calendar month immediately following every third calendar month after the beginning of such Interest Period shall also be an Interest Payment Date; and (ii) as to any Base Rate Loan or Canadian Base Rate Loan, the first day of the calendar month immediately following each calendar month in respect of which the interest on such Base Rate Loan or Canadian Base Rate Loan, as the case may be, is paid on such Interest Payment Date, and the Maturity Date of the Facility under which such Revolving Credit Loan was made.
“Interest Period” means, as to each SOFR Loan and each BA Rate Loan, the period commencing on the date such SOFR Loan or such BA Rate Loan, as the case may be, is disbursed or converted to or continued as a SOFR Loan, or a BA Rate Loan, respectively, and ending on the date one month, three months or (other than with respect to any BA Rate Loan) six months thereafter, as selected by the Borrower Representative (on behalf of the applicable Borrower) in its Committed Loan Notice; provided that:

(i)    any Interest Period which would otherwise end on a day which is not a Business Day shall, subject to clause (iv) below, be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(ii)    any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;
(iii)    no Interest Period may be selected at any time when a Default or an Event of Default is then in existence;
(iv)    no Interest Period shall extend beyond the Maturity Date of the Facility under which such Revolving Credit Loan was made; and
(v)    no tenor that has been removed from this definition pursuant to Section 2.14(d) shall be available for specification in any Committed Loan Notice or conversion or continuation notice; provided that if such tenor is subsequently reinstated pursuant to Section 2.14(d), such tenor shall be made available for specification in any Committed Loan Notice or conversion or continuation notice.
“Inventory” means all goods intended for sale or lease by a Loan Party (and including, without limitation, all “Inventory” as defined in the UCC or the PPSA, as applicable), or for display or demonstration, all work in process, all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing such goods or otherwise used or consumed in such Loan Party’s business, along with all prints and labels on which any trademark owned or licensed by a Loan Party has appeared or appears, package and other designs, and the rights in any of the foregoing which arise under applicable Law.
“Investment” in any Person means without duplication, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or substantially all of the business of, such Person The outstanding amount of any Investment shall be deemed to equal the difference of (i) the aggregate initial amount of such Investment less (ii) all returns of principal thereof or capital with respect thereto and all liabilities expressly assumed by another Person (and with respect to which the Parent Borrower and its Subsidiaries, as applicable, shall have received a novation) in connection with the sale of such Investment.
“Investment Grade Eligible Receivables” means Eligible Receivables owed by an entity having a long-term credit rating of Baa3 or higher by Moody’s (or, if Moody’s does not assign a long-term credit rating for such entity, having a long-term credit rating of investment grade or higher by an NRSRO other than S&P) and BBB- or higher by S&P (or, if S&P does not assign a long-term credit rating for such entity, having a long-term credit rating of investment grade or higher by an additional NRSRO other than Moody’s).

“IP Rights” has the meaning specified in ~~Section 5.17~~the U.S. Security Agreement.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application and any other document, agreement and instrument entered into by an L/C Issuer and the applicable Borrower (or any applicable Subsidiary) or in favor of such L/C Issuer and relating to such Letter of Credit.
“ITA” means the United Kingdom Income Tax Act 2007.
“Joint Venture” means (i) any Person which would constitute an “equity method investee” of the Parent Borrower or any of its Subsidiaries, (ii) any other Person designated by the Borrower Representative in writing to the Administrative Agent (which designation shall be irrevocable) as a “Joint Venture” for purposes of this Agreement and at least 50% but less than 100% of whose Equity Interests are directly owned by the Parent Borrower or any of its Subsidiaries and (iii) any Person in whom the Parent Borrower or any of its Subsidiaries beneficially owns any Equity Interest that is not a Subsidiary.
“Judgment Currency” has the meaning specified in Section 10.19.
“Judgment Currency Conversion Date” has the meaning specified in Section 10.19.
“Laws” means, collectively, all international, foreign, United States federal, state, Canadian federal, provincial and local/municipal statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directives, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of Law.
“L/C Advance” means a U.S. L/C Advance, a Canadian L/C Advance and/or a U.K. L/C Advance, as the context may require.
“L/C Borrowing” means a U.S. L/C Borrowing, a Canadian L/C Borrowing and/or a U.K. L/C Borrowing, as the context may require.
“L/C Credit Extension” means a U.S. L/C Credit Extension, a Canadian L/C Credit Extension and/or a U.K. L/C Credit Extension, as the context may require.
“L/C Issuer” means a U.S. L/C Issuer, a Canadian L/C Issuer and/or a U.K. L/C Issuer, as the context may require.
“L/C Obligations” means the U.S. L/C Obligations, the Canadian L/C Obligations and/or the U.K. L/C Obligations, as the context may require.
“Lead U.K. Borrower” means Premdor Crosby Limited, a limited company incorporated in England and Wales with company number 03227274.
“Lead U.S. Borrower” means Masonite Corporation, a Delaware corporation.
“Lender Default” means, with respect to any Revolving Credit Lender as reasonably determined by the Administrative Agent, that such Revolving Credit Lender (i) has failed to fund any portion of the Revolving Credit Loans or participations in L/C Advances required to be funded by it hereunder within 1 Business Day of the date when due, (ii) has notified the Borrower Representative, the Administrative Agent or any Revolving Credit Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or generally under other agreements in which it has committed to extend credit, (iii) has failed, within three Business Days (or prior to the applicable date on which it is required hereunder to fund any portion of the Revolving Credit Loans or participations in L/C Advances required to be funded by it hereunder (each, a “Funding Date”), if earlier) after written request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans or participations in L/C Advances; provided that a Lender Default with respect to such Revolving Credit Lender shall cease to exist under this clause (iii) upon receipt of such confirmation by the Administrative Agent, (iv) has otherwise failed to pay over to the Administrative Agent or any other Revolving Credit Lender any other amount required to be paid by it hereunder within three Business Days of the date when due or prior to the Funding Date, if earlier, unless the subject of a good faith dispute, (v) (A) has become or is insolvent or has a parent company that has become or is insolvent or (B) has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, liquidator, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, liquidator, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, or (vi) has become the subject of a Bail-in-Action; provided that a Lender Default shall not exist with respect to a Revolving Credit Lender solely by virtue of the ownership or acquisition of an Equity Interest in such Revolving Credit Lender or a parent company thereof by a Governmental Authority or an instrumentality thereof, unless such ownership or acquisition results in or provides such Revolving Credit Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Revolving Credit Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Lender.
“Lending Office” means (i) with respect to any Revolving Credit Lender and for each Type of Revolving Credit Loan, the “Lending Office” of such Revolving Credit Lender (or of an Affiliate of such Revolving Credit Lender) designated for such Type of Loan in such Revolving Credit Lender’s Administrative Questionnaire or in any applicable Assignment and Assumption pursuant to which such Revolving Credit Lender became a Revolving Credit Lender hereunder or such other office of such Revolving Credit Lender (or of an Affiliate of such Revolving Credit Lender) as such Revolving Credit Lender may from time to time specify to the Administrative Agent and the Borrower Representative as the office by which its Revolving Credit Loans of such Type are to be made and maintained and (ii) with respect to any L/C Issuer and for each Letter of Credit, the “Lending Office” of such L/C Issuer (or of an Affiliate of such L/C Issuer) designated on the signature pages hereto or such other office of such L/C Issuer (or of an Affiliate of such L/C Issuer) as such L/C Issuer may from time to time specify to the Administrative Agent and the Borrower Representative as the office by which its Letters of Credit are to be issued and maintained.
“Letter of Credit” means a U.S. Letter of Credit, a Canadian Letter of Credit and/or a U.K. Letter of Credit, as the context may require.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by an L/C Issuer.
“Letter of Credit Expiration Date” means the day that is thirty days prior to the Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).
“Letter of Credit Fee” has the meaning specified in Section 2.03(i).
“Letter of Credit Indemnified Cost” has the meaning specified in Section 2.03(n).
“Letter of Credit Sublimit” means the U.S. Letter of Credit Sublimit, the Canadian Letter of Credit Sublimit and/or the U.K. Letter of Credit Sublimit, as the context may require.
“License” means any license or agreement under which a Loan Party is authorized to use IP Rights in connection with any manufacture, marketing, distribution or disposition of Collateral, any use of property or any other conduct of its business.
“Licensor” means any Person from whom a Loan Party obtains the right to use any IP Rights.
“Lien” means any security interest, mortgage, pledge, hypothec, hypothecation, assignment, deposit arrangement, encumbrance, deemed trust, lien (statutory or otherwise), charge, preference, garnishment right, priority or other security interest, or preferential arrangement in the nature of a security interest or arising by virtue of a right of subrogation, contribution, reimbursement of similar right, of any kind or nature whatsoever, choate or inchoate (including any conditional sale or other title retention agreement, any easement, servitude, right of way or other encumbrance on title to Real Property, and any financing lease having substantially the same economic effect as any of the foregoing, but excluding the interest of a lessor under an operating lease).

“Lien Waiver” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, by which (i) for any Collateral located on leased premises, the lessor waives or subordinates any Lien it may have on the Collateral, and agrees to permit the Administrative Agent to enter upon the premises and remove the Collateral or to use the premises for an agreed upon period of time to store or dispose of the Collateral, (ii) for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any documents in its possession relating to the Collateral as agent for the Administrative Agent, and agrees to deliver the Collateral to the Administrative Agent upon request and (iii) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges the Administrative Agent’s Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to the Administrative Agent upon request.
“Limited Recourse Indebtedness” means with respect to any Person, Indebtedness to the extent: (i) such Person (A) provides no credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (B) is not directly or indirectly liable as a guarantor or otherwise or (C) does not constitute the lender; and (ii) no default with respect thereto would permit upon notice, lapse of time or both any holder of any other Indebtedness (other than the Revolving Credit Loans or the Notes) of such Person to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.
“Loan Documents” means, collectively, this Agreement, the Notes, the Guaranties, the Collateral Documents, each Perfection Certificate, each Accession Agreement, the Fee Letter, each Intercompany Subordination Agreement and each Issuer Document.
“Loan Party” means, collectively, each Borrower and each Guarantor; provided, that no Unrestricted Subsidiary shall constitute a Loan Party.
“Loan Value” means, at any time, with respect to the Eligible Collateral, the sum of the following amounts and, with respect to a particular category of Eligible Collateral, the following amount for such category of Eligible Collateral:
(i)    the lesser of (A) ~~70~~75% of the net book value of the Eligible Inventory and (B) 85% of the NOLV Percentage of the value of the Eligible Inventory; provided, that, the Loan Value of Eligible Inventory consisting of Eligible In-Transit Inventory shall not exceed $~~15,000,000~~30,000,000 in the aggregate; provided, further, that, the Loan Value of Eligible Inventory consisting of work in process shall not exceed $10,000,000 in the aggregate;
(ii)    90% of the Investment Grade Eligible Receivables; and
(iii)    85% of the Non-Investment Grade Eligible Receivables;
provided, that, the percentages in clauses (i)(B) and (iii) shall be increased by 5% during each Seasonal Overadvance Period.
“Loans” means Revolving Credit Loans.

“MACT Transaction” means the steps taken, and the expenditures made by, the Loan Parties prior to the Restatement Effective Date to comply with the regulations enacted by the United States Environmental Protection Agency relating to Maximum Achievable Control Technology; provided, that, such expenditures did not exceed $49,500,000 in the aggregate.
“Margin Stock” means “margin stock” as such term is defined in Regulation U.
“Material Adverse Effect” means (i) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Parent Borrower and its Restricted Subsidiaries (taken as a whole), (ii) a material adverse effect on ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document, (iii) a material impairment of the rights and remedies of the Collateral Agent, the Administrative Agent or the Revolving Credit Lenders under any Loan Document that is materially adverse to the Revolving Credit Lenders or (iv) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party; provided that, in no event shall the following constitute a Material Adverse Effect: (A) any occurrence, condition, change, event or effect resulting from or relating to changes in general economic or financial market conditions, including fluctuations in currency exchange rates; (B) any occurrence, condition, change, event or effect that affects the building products industry generally (including changes in commodity prices, general market prices and regulatory changes affecting the building products industry generally); (C) the outbreak or escalation of hostilities involving the United States, Canada or the United Kingdom, the declaration by the United States, Canada or the United Kingdom of a national emergency or war or the occurrence of any natural disasters and acts of terrorism (but not any such event resulting in any damage or destruction to or any Loan Party’s physical properties to the extent such change or effect would otherwise constitute a Material Adverse Effect); (D) any occurrence, condition, change, event or effect resulting from or relating to the public disclosure of the transactions contemplated by the Revolving Credit Facility; (E) changes in GAAP, or in the interpretation thereof, as imposed upon the Parent Borrower, its Subsidiaries or their respective businesses; or (F) any change in law or regulation, or in the interpretation thereof; except with respect to each of clause (A), (B), (C) or (F), in the event, and only to the extent, that such occurrence, condition, change, event or effect has had a disproportionate effect on the Parent Borrower and its Subsidiaries, taken as a whole, as compared to other persons engaged in the building products industry in the same geographic regions and segments as the Parent Borrower and its Subsidiaries.
“Material Debt” has the meaning specified in Section 8.01(e).
“Maturity Date” means ~~(x) if the Springing Maturity Condition does not apply,~~ the fifth anniversary of the ~~Restatement~~Amendment No. 4 Effective ~~Date and (y) if the Springing Maturity Condition does apply, the Springing Maturity~~ Date; provided, however, that if ~~such~~the Maturity ~~d~~Date is not a Business Day, the Maturity Date shall be the ~~next~~immediately preceding Business Day.
“Maximum Rate” has the meaning specified in Section 10.09.
“Measurement Period” means, at any date of determination, the four consecutive fiscal quarters of the Parent Borrower ending on, or most recently preceding, such day.
“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors or, absent any such successor, such nationally recognized statistical rating organization as the Borrower Representative and the Administrative Agent may select.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions, but does not include any Canadian Union Plans.
“Net Cash Proceeds” means, with respect to the Disposition of any asset by any Loan Party, any Casualty or any Condemnation, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition, Casualty or Condemnation (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note, receivable or otherwise, but only as and when so received and, with respect to any Casualty or Condemnation, any Insurance Proceeds or Condemnation Awards actually received by or paid to or for the account of such Group Company) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured (or, in the case of an asset included in the Collateral, secured on a first priority basis) by the asset subject to such Disposition, Casualty or Condemnation and that is repaid in connection with such Disposition, Casualty or Condemnation (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by such Loan Party in connection with such Disposition, Casualty or Condemnation, (C) taxes paid or reasonably estimated to be payable by such Loan Party or any of the direct or indirect members thereof and attributable to such Disposition, Casualty or Condemnation (including, in respect of any proceeds received in connection with a Disposition, Casualty or Condemnation of any asset of any Foreign Subsidiary, deductions in respect of withholding taxes that are or would be payable in cash if such funds were repatriated to the United States or Canada); provided that, if the amount of any estimated taxes pursuant to this subclause (C) exceeds the amount of taxes actually required to be paid in cash, the aggregate amount of such excess shall constitute “Net Cash Proceeds”, and (D) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by such Loan Party after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction and it being understood that “Net Cash Proceeds” shall include any cash or Cash Equivalents received (x) upon the Disposition of any non-cash consideration received by such Loan Party in any such Disposition and (y) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (D) above or, if such liabilities have not been satisfied in cash and such reserve not reversed within 365 days after such Disposition, Casualty or Condemnation, the amount of such reserve.
“Net Total Available Canadian Borrowing Base” means the Total Available Canadian Borrowing Base minus the Utilized Total Available Canadian Borrowing Base.

“Net Total Available U.K. Borrowing Base” means the Total Available U.K. Borrowing Base minus the Utilized Total Available U.K. Borrowing Base.
“Net Total Available U.S. Borrowing Base” means the Total Available U.S. Borrowing Base minus the Utilized Total Available U.S. Borrowing Base.
“NOLV Percentage” means the net orderly liquidation value of Inventory, expressed as a percentage, expected to be realized at an orderly, negotiated sale held within a reasonable period of time, net of all anticipated and customary out-of-pocket liquidation expenses, as determined from the most recent appraisal of the Loan Parties’ Inventory performed by an appraiser reasonably acceptable to the Parent Borrower and the Administrative Agent and on terms reasonably satisfactory to the Administrative Agent.
“Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii).
“Non-Investment Grade Eligible Receivables” means Eligible Receivables that are not Investment Grade Eligible Receivables.
“Note” means a Revolving Credit Note.
“Note Documents” means, collectively, the Note Indentures and any agreements, documents or instrument executed in connection with the Note Indentures.
“Note Indentures” means, collectively, the ~~2023~~2028 Note Indenture and the ~~2026~~2030 Note Indenture.
“NPL” means the National Priorities List under CERCLA.
“NRSRO” means a nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Exchange Act of 1934.
“Obligation Currency” has the meaning specified in Section 10.19.
“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Operating Lease” means, as applied to any Person, a lease (including leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.
“Organization Documents” means: (i) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-United States jurisdiction); (ii) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement; (iii) with respect to any general or limited partnership, joint venture, unlimited liability company, trust or other form of business entity, the general or limited partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity; and (iv) with respect to any company incorporated in England and Wales, its certificate of incorporation (and any certificate on change of name) and its articles of association.
“Original Effective Date” means April 9, 2015, which is the date of effectiveness of the Existing Credit Agreement.
“OSC” means the Ontario Securities Commission.
“Other Taxes” means all present or future stamp or documentary taxes or any other mortgage recording or similar taxes (including similar excise taxes), charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, except (i) any such taxes that are imposed with respect to an assignment as a result of a present or former connection between the assignee and the jurisdiction imposing such taxes (other than an assignment pursuant to a request by the Borrower Representative under Section 10.13) and (ii) Excluded Taxes.
“Outstanding Amount” means (i) with respect to Revolving Credit Loans on any date, the Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans occurring on such date; (ii) with respect to any L/C Obligations on any date, the Dollar Equivalent of the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrowers of Unreimbursed Amounts; and (iii) with request to Swingline Loans on any date, the Dollar Equivalent of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Swingline Loans on such date.
“Overadvance” means a U.S. Overadvance, a Canadian Overadvance and/or a U.K. Overadvance, as the context may require.
“Overadvance Loan” means a U.S. Overadvance Loan, a Canadian Overadvance Loan and/or a U.K. Overadvance Loan, as the context may require.
“Overnight Rate” means, for any day, (i) with respect to any amount denominated in Dollars, the greater of (A) the Federal Funds Rate and (B) an overnight rate reasonably determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, in accordance with banking industry rules on interbank compensation, (ii) with respect to any amount denominated in Canadian Dollars, the Canadian Overnight Rate and (iii) with respect to any amount denominated in Pounds Sterling, the U.K. Base Rate; provided, that, if any of the foregoing rates is less than zero, such rate shall be deemed to be zero.
“Parent Borrower” means Masonite International Corporation, a British Columbia corporation, and its successors.

“Participant” has the meaning specified in Section 10.06(d).
“Patriot Act” has the meaning specified in Section 10.18.
“Payment Conditions” means for any prepayment or other transaction contemplated by Section 7.14(iv), for any Investments contemplated by Sections 7.03(iii)(E), (vii)(D) and (xix), for any Restricted Payments contemplated by Sections 7.06(xiv) and (xv), or for any other applicable payment, transaction or event which requires that the Payment Conditions be satisfied, that (i) no Payment Conditions Default then exists and is continuing or would arise and be continuing immediately after giving effect to such transaction, unless such transaction would concurrently cure such Payment Conditions Default, and (ii) Average Excess Availability for the 30 days prior to, and the day of immediately after giving effect to, such transaction, will equal or exceed 17.5% of the Total Cap at such time.
“Payment Conditions Default” means (i) any Event of Default specified in Section 8.01(a) or 8.01(f), (ii) any Event of Default specified in Section 8.01(b)(iv) arising from the failure to comply with Section 6.02(l) or (m), or (iii) any Event of Default specified in Section 8.01(d) arising from any misrepresentation contained in any Borrowing Base Certificate.
“Payment Item” means each check, draft or other item of payment payable to a Loan Party, including those constituting proceeds of any Collateral.
“Payment Recipient” has the meaning specified in Section 10.27.
“PBGC” means the Pension Benefit Guarantee Corporation.
“Pension Event” means (i) a complete or partial withdrawal or winding up by the Parent Borrower or any of its Subsidiaries from a Canadian Pension Plan or Canadian Union Plan during a plan year or a cessation of operations, termination of employees or other event which is treated as such a withdrawal under applicable Laws, (ii) a complete or partial withdrawal by the Parent Borrower or any of its Subsidiaries from a Canadian Pension Plan or Canadian Union Plan or notification that a Canadian Pension Plan or Canadian Union Plan is in reorganization, (iii) the filing of a notice to fully or partially wind-up or to terminate, the treatment of a Canadian Pension Plan amendment as a full or partial wind-up or termination, or the commencement of proceedings by any Governmental Authority or plan trustee or administrator to fully or partially wind-up or terminate a Canadian Pension Plan (iv) the occurrence of an event or condition which could reasonably be expected to constitute grounds for the wind-up or termination (in whole or in part) of, or the appointment of a replacement administrator or trustee to administer, any Canadian Pension Plan, or (v) the imposition of any material liability, other than for premiums or contributions due but not delinquent, upon the Parent Borrower or any of its Subsidiaries with respect to a Canadian Pension Plan or Canadian Union Plan.
“Pension Plan” means (i) any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, Canadian Pension Plan or Canadian Union Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Parent Borrower or any ERISA Affiliate or to which a Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years
“Pensions Regulator” means the body corporate called the Pensions Regulator established under Part I of the Pensions Act 2004.
“Perfection Certificate” means a certificate, substantially in the form of Exhibit F-4, completed and supplemented with the schedules and attachments contemplated thereby to the reasonable satisfaction of the Collateral Agent and duly executed by the chief executive officer, the chief legal officer, president, chief financial officer, secretary, treasurer, assistant treasurer or controller of the Parent Borrower.
“Permitted Acquisition” has the meaning specified in Section 7.03(vii).
“Permitted Joint Venture” means a Joint Venture, in the form of a corporation, limited liability company, business trust, joint venture, association, company or partnership, entered into by any Borrower or any of its Subsidiaries which (i) is engaged in a line of business related, ancillary or complementary to those engaged in by such Borrower and its Subsidiaries and (ii) is formed or organized in a manner that limits the exposure of such Borrower and its Subsidiaries for the liabilities thereof to (A) the Investments of such Borrower and its Subsidiaries therein permitted under Section 7.03(xxiii) and (B) any Indebtedness of any Permitted Joint Venture or any Guarantee by such Borrower or any of its Subsidiaries in respect of such Indebtedness, which Indebtedness or Guarantee are permitted at the time under Section 7.02.
“Permitted Liens” means those Liens permitted by Section 7.01.
“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, exchange, replacement or extension of any Indebtedness of such Person; provided that (i) the principal amount (or accreted value, if applicable) of such modifying, refinancing, refunding, renewing, exchanging, replacing or extending Indebtedness (the “Refinancing Indebtedness”) does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended (the “Refinanced Indebtedness”) except by an amount equal to a reasonable premium or other reasonable amount paid, and fees, commissions, underwriting discounts and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, exchange, replacement or extension and by an amount equal to any existing and available commitments unutilized thereunder, (ii) the Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Refinanced Indebtedness, (iii) if the Refinanced Indebtedness is subordinated in right of payment or in right to the proceeds of the realization of Collateral to the Senior Credit Obligations, the Refinancing Indebtedness is subordinated in right of payment or in right to the proceeds of the realization of Collateral to the Senior Credit Obligations on terms, taken as a whole, at least as favorable to the Revolving Credit Lenders as those contained in the documentation governing the Refinanced Indebtedness taken as a whole, (iv) the terms relating to principal amount, amortization, maturity and collateral (if any), and other material terms taken as a whole, of any Refinancing Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Revolving Credit Lenders than the terms of any agreement or instrument governing the Refinanced Indebtedness, as determined by the Board of Directors of the Parent Borrower, (v) the direct or any contingent obligor on the Refinanced Indebtedness is not changed (other than to eliminate any contingent obligor) as a result of or in connection with such modification, refinancing, refunding, renewal or extension and (vi) at the time of the incurrence of such Refinancing Indebtedness, no Event of Default shall have occurred and be continuing.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established, or required to be contributed to by, a Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate; provided, that, the term “Plan” shall not include any Canadian Pension Plan or Canadian Union Plan.
“Platform” ‘has the meaning specified in Section 6.02.
“Pounds Sterling” or “£” refers to the lawful currency of the United Kingdom and, in respect of all payments to be made under this Agreement in Pounds Sterling, means immediately available, freely transferrable funds in such currency.
“PPSA” means the Personal Property Security Act (Ontario); provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the PPSA as in effect in a Canadian jurisdiction other than Ontario, or the Civil Code, “PPSA” means the Personal Property Security Act as in effect from time to time in such other jurisdiction or the Civil Code, as applicable, for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
“Preferred Stock” means, as applied to the Equity Interests of a Person, Equity Interests of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Equity Interests of any other class of such Person.
“Prepayment Notice” means a notice of prepayment of Loans pursuant to Section 2.04(c), which, if in writing, shall be substantially in the form of Exhibit A-2.
“Primary Loan Party” means each of the Canadian Borrower, each U.K. Borrower and each U.S. Borrower.
“Pro-Forma Basis” and “Pro-Forma Compliance” mean, for purposes of calculating compliance with the financial covenant set forth in Section 7.11 (even if no Covenant Trigger Event exists) in respect of a Specified Transaction, that such Specified Transaction and the following transactions consummated in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such covenant: (i) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, (ii) any retirement of Indebtedness and (iii) any Indebtedness incurred or assumed by any Group Company in connection with such Specified Transaction, and if such Indebtedness has a floating or formula rate, it shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that the foregoing pro-forma adjustments may only be applied to the financial covenant set forth in Section 7.11 to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and may take into account cost savings for which the necessary steps have been implemented or are reasonably expected to be implemented within twelve months after the closing of the applicable Permitted Acquisition and which are consistent with Regulation S-X promulgated under the Securities Act of 1933.
“Pro Forma Excess Availability” means, for any date of calculation, the Average Excess Availability for 30 days prior to, and including, such date, after giving effect to the transactions occurring on the date of calculation as if they occurred on the day 30 days prior thereto, based on assumptions and calculations reasonably acceptable to the Administrative Agent; it being agreed that, for purposes of calculating Pro Forma Excess Availability, unless the Administrative Agent shall otherwise agree in its reasonable discretion, no Inventory or Receivables to be acquired in an Investment otherwise permitted hereunder shall be included in the Eligible Collateral until the Administrative Agent shall have completed a preliminary field audit and inventory appraisal in scope and with results reasonably satisfactory to it and until the Collateral Agent shall have received duly executed Depositary Bank Agreements with respect to the non-exempt deposit accounts to be acquired in such Investment.
“Proceeds of Crime Act” means the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and including all regulations thereunder.
“Protective Advance” has the meaning specified in Section 2.01(e).
“Public Lender” has the meaning specified in Section 6.02.
“Purchase Money Indebtedness” means Indebtedness of the Parent Borrower or any of its Subsidiaries incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property used in the business of the Parent Borrower or such Subsidiary; provided that such Indebtedness is incurred within 180 days after such property is acquired or, in the case of improvements, constructed.
“QFC” has the meaning given to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D).
“QFC Credit Support” has the meaning specified in Section 10.25.
“Qualified Cash” means cash or Cash Equivalents (other than cash or Cash Equivalents subject to a Depository Bank Agreement) owned by the Borrowers and their respective Subsidiaries (a) which are available for use by a Borrower, without condition or restriction (other than in favor of Collateral Agent the Borrowers and their respective

Subsidiaries) and, (b) which are free and clear of any pledge, security interest, Lien, claim or other encumbrance (other than in favor of Collateral Agent and other than in favor of the securities intermediary or financial institution where such cash or Cash Equivalents are maintained for its customary fees and charges).
“Qualified ECP Loan Party” means, in respect of any Swap Obligations, each Loan Party that has total assets exceeding $10,000,000 at the time the grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Real Property” means, with respect to any Person, all of the right, title and interest of such Person in and to land, improvements and fixtures.
“Receivables” has the meaning specified in Section 1.03 of the Security Agreements.
“Receivables Concentration Limit” means (A) with respect to (x) Home Depot, Inc. and its Subsidiaries or (y) Lowe’s Companies, Inc. and its Subsidiaries (i) if and for so long as the long term credit rating of Home Depot, Inc. or Lowe’s Companies, Inc., respectively, from S&P is at least BBB- and from Moody’s is at least Baa3, 50% of the net amount of all Eligible Receivables; provided that such percentage shall be increased to 60% for up to three months of each fiscal year at the Parent Borrower’s election, and (ii) if and for so long as the long term credit rating of Home Depot, Inc. or Lowe’s Companies, Inc., respectively, from S&P is less than BBB- and from Moody’s is less than Baa3, 40% of the net amount of all Eligible Receivables, and (B) with respect to any other Person identified in writing by a Borrower to the Administrative Agent, (i) if and for so long as the long term credit rating of such Person from S&P is at least BBB- and from Moody’s is at least Baa3, 35% of the net amount of all Eligible Receivables, and (ii) with respect to any Person not satisfying the requirements of the foregoing clauses (A) or (B), 20% of the net amount of all Eligible Receivables.
“Register” has the meaning specified in Section 10.06(c).
“Regulation” has the meaning specified in Section 5.26.
“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System as amended, or any successor regulation.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.
“Rent and Charges Reserve” means (i) with respect to the U.S. Borrowing Base, the aggregate of (A) all past due rent and other amounts owing by a U.S. Loan Party to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person who possesses any Eligible Inventory which are overdue by more than 30 days beyond their original due date or, to the applicable U.S. Borrower’s knowledge, could assert a Lien on any Eligible Inventory and (B) a reserve equal to three months’ rent that could be payable to any such Person, unless it has executed a Lien Waiver, (ii) with respect to the Canadian Borrowing Base, the Dollar Equivalent of the aggregate of (A) all past due (by more than 30 days) rent and other amounts owing by a Canadian Loan Party to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person who possesses any Eligible Inventory or, to the applicable Canadian Loan Party’s knowledge, could assert a Lien on any Eligible Inventory and (B) a reserve equal to three months’ rent that could be payable to any such Person, unless, in either case, it has executed a Lien Waiver and (iii) with respect to the U.K. Borrowing Base, the Dollar Equivalent of the aggregate of (A) all past due (by more than 30 days) rent and other amounts owing by a U.K. Loan Party to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person who possesses any Eligible Inventory or, to the applicable U.K. Loan Party’s knowledge, could assert a Lien on any Eligible Inventory and (B) a reserve equal to three months’ rent that could be payable to any such Person, unless, in either case, it has executed a Lien Waiver.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30-day notice period has been waived.
“Request for Credit Extension” means (i) with respect to a Borrowing, conversion or continuation of Revolving Credit Loans, a Committed Loan Notice and (ii) with respect to an L/C Credit Extension, a Letter of Credit Application.
“Required Canadian Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of (i) the aggregate Canadian Revolving Commitments or (ii) if the Canadian Revolving Commitments have expired or been terminated or reduced to zero, the Total Canadian Revolving Credit Outstandings (with the aggregate amount of each Canadian Revolving Credit Lender’s risk participation and funded participation in Canadian L/C Obligations and Canadian Swingline Loans being deemed “held” by such Appropriate Lender for purposes of this definition); provided that (A) the unused Canadian Revolving Credit Commitment of, and the portion of the Total Canadian Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Canadian Lenders~~.~~, and (B) at any time there are two or more Canadian Revolving Credit Lenders (who are not Affiliates of one another or Defaulting Lenders), “Required Canadian Lenders” must include at least two Canadian Revolving Credit Lenders (who are not Affiliates of one another).
“Required Revolving Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of (i) the aggregate Revolving Credit Commitments or (ii) if the Revolving Credit Commitments have expired or been terminated or reduced to zero, the Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swingline Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition); provided that (A) the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders~~.~~, and (B) at any time there are two or more Revolving Credit Lenders (who are not Affiliates of one another or Defaulting Lenders), “Required Revolving Lenders” must include at least two Revolving Credit Lenders (who are not Affiliates of one another).
“Required U.K. Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of (i) the aggregate U.K. Revolving Credit Commitments or (ii) if the U.K. Revolving Credit Commitments have expired or been terminated or reduced to zero, the Total U.K. Revolving Credit Outstandings (with the aggregate amount of each U.K. Revolving Credit Lender’s risk participation and funded participation in U.K. L/C Obligations and U.K. Swingline Loans being deemed “held” by such Appropriate Lender for purposes of this definition); provided that (A) the unused U.K. Revolving Credit Commitment of, and the portion of the Total U.K. Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required U.K. Lenders~~.~~, and (B) at any time there are two or more U.K. Revolving Credit Lenders (who are not Affiliates of one another or Defaulting Lenders), “Required U.K. Lenders” must include at least two U.K. Revolving Credit Lenders (who are not Affiliates of one another).
“Required U.S. Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of (i) the aggregate U.S. Revolving Credit Commitments or (ii) if the U.S. Revolving Credit Commitments have expired or been terminated or reduced to zero, the Total U.S. Revolving Credit Outstandings (with the aggregate amount of each U.S. Revolving Credit Lender’s risk participation and funded participation in U.S. L/C Obligations and U.S. Swingline Loans being deemed “held” by such Appropriate Lender for purposes of this definition); provided that (A) the unused U.S. Revolving Credit Commitment of, and the portion of the Total U.S. Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required U.S. Lenders~~.~~, and (B) at any time there are two or more U.S. Revolving Credit Lenders (who are not Affiliates of one another or Defaulting Lenders), “Required U.S. Lenders” must include at least two U.S. Revolving Credit Lenders (who are not Affiliates of one another).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” means the chief executive officer, president, chief financial officer, secretary, treasurer, assistant treasurer, statutory director or controller of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restatement Effective Date” means January 31, 2019.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other

Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.
“Restricted Subsidiary” shall mean each direct or indirect Subsidiary of the Parent Borrower, other than the Unrestricted Subsidiaries; sometimes being collectively referred to herein as “Restricted Subsidiaries”.
“Revolving Credit Borrowing” means either a U.S. Revolving Credit Borrowing, a Canadian Revolving Credit Borrowing and/or a U.K. Revolving Credit Borrowing, as the context may require.
“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (i) make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(a) and (b) and (ii) purchase participations in L/C Obligations and Swingline Loans, in the Dollar Equivalent of an aggregate principal amount at any one time outstanding not to exceed the amount (expressed in Dollars) set forth opposite such Revolving Credit Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Revolving Credit Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, in each case, as the same may be increased pursuant to Section 2.13.
“Revolving Credit Commitment Increase” has the meaning specified in Section 2.13(a).
“Revolving Credit Facility” means, at any time, the aggregate Dollar Equivalent amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time.
“Revolving Credit Increase Effective Date” has the meaning specified in Section 2.13(f).
“Revolving Credit Lender” means a U.S. Revolving Credit Lender, a Canadian Revolving Credit Lender and/or a U.K. Revolving Credit Lender, as the context may require.
“Revolving Credit Loan” means a U.S. Revolving Credit Loan, a Canadian Revolving Credit Loan and/or a U.K. Revolving Credit Loan, as the context may require.
“Revolving Credit Note” means a promissory note made by the applicable Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form of Exhibit B.
“Royalties” means the Dollar Equivalent of all royalties, fees, expense reimbursements and other amounts payable by a Loan Party under a License.
“S&P” means Standard & Poor’s Financial Services LLC, a division of McGraw Hill, Inc., a New York corporation, and any successor thereto.
“Sacopan” means Sacopan Inc., a corporation incorporated under the Business

Corporations Act (Québec).
“Sale/Leaseback Transaction” means any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to the Parent Borrower or any of its Subsidiaries of any property, whether owned by the Parent Borrower or any of its Subsidiaries as of the Restatement Effective Date or later acquired, which has been or is to be sold or transferred by the Parent Borrower or any of its Subsidiaries to such Person or to any other Person from whom funds have been, or are to be, advanced by such Person on the security of such property.
“Sanctioned Entity” means (a) a country or territory or a government of a country or territory, (b) an agency of the government of a country or territory, (c) an organization directly or indirectly controlled by a country or territory or its government, or (d) a Person resident in or determined to be resident in a country or territory, in each case of clauses (a) through (d) that is a target of Sanctions, including a target of any country sanctions program administered and enforced by OFAC or any other Governmental Authority.
“Sanctioned Person” means, at any time (a) any Person whose named is listed on, or is owned or controlled by a person whose name is listed on, or acting on behalf of a person whose name is listed on, any Sanctions List, (b) a Person or legal entity that is a target of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above.
“Sanctions” means individually and collectively, respectively, any and all economic sanctions, trade sanctions, financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and other sanctions laws, regulations or embargoes or anti-terrorism laws, including those imposed, administered or enforced from time to time by any Sanctions Authority.
“Sanctions Authority” means (a) the governmental institutions and agencies of the United States of America, including those administered by OFAC, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future executive order, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) the governmental institutions and agencies of the United Kingdom including ~~Her~~His Majesty’s Treasury (“HMT”), (e) the Government of Canada or (f) any other Governmental Authority with jurisdiction over any Loan Party or any of its Subsidiaries or over any Revolving Credit Lender or Cash Management Bank.
“Sanctions List” means each list maintained or public designation made by any Sanctions Authority in respect of the targets or scope of the Sanctions that are administered and enforced by that Sanctions Authority including, without limitation (a) the “Specially Designated Nationals List” and the “Consolidated Non-SDN List” each administered and enforced by OFAC and (b) “Financial Sanctions: Consolidated List of Targets” and “Ukraine: list of persons subject to restrictive measures in view of Russia’s actions destabilising the situation in Ukraine” each administered and enforced by HMT, in each case as amended, supplemented or substituted from time to time.

“Scheduled Unavailability Date” has the meaning provided in Section 2.14.
“Seasonal Overadvance Period” means, during any calendar year, either (i) one period of 120 consecutive days during such calendar year or (ii) two periods of 90 consecutive days during such calendar year, as designated in writing by the Parent Borrower to the Administrative Agent at least 15 days prior to the start of any such Seasonal Overadvance Period; provided, that, in no case shall any Seasonal Overadvance Period commence sooner than 30 days following the termination of the immediately preceding Seasonal Overadvance Period.
“SEC” means the United States Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party or a Subsidiary of Loan Party and any Cash Management Bank.
“Secured Hedge Agreement” means any Swap Contract permitted under Article VI or VII that is entered into by and between any Loan Party or a Subsidiary of a Loan Party and any Hedge Bank, provided the Administrative Agent has received a written notice executed by the Borrower Representative (on behalf of such Loan Party or Subsidiary) and such Hedge Bank which notifies the Administrative Agent that such Swap Contract constitutes a Secured Hedge Agreement.
“Secured Leverage Ratio” means, for any Measurement Period, the ratio of (i) (A) Indebtedness of the Parent Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) which is secured by a Lien on any assets of the Parent Borrower and its Subsidiaries as of the last day of such Measurement Period minus (B) the Unrestricted Cash as of such day in an amount not to exceed $50,000,000 to (ii) Consolidated EBITDA for such Measurement Period.
“Secured Parties” means the U.S. Secured Parties, the Canadian Secured Parties and/or the U.K. Secured Parties, as the context may require.
“Security Agreement” means the U.S. Security Agreement, the Canadian Security Agreement and/or the U.K. Security Agreement, as the context may require.
“Senior Credit Obligations” means, with respect to each Loan Party, without duplication:
(i)    in the case of the Borrowers, all principal of and interest (including, without limitation, any interest which accrues after the commencement of any proceeding under any Debtor Relief Law with respect to any of the Borrowers, whether or not allowed or allowable as a claim in any such proceeding) on any Revolving Credit Loan, Swingline Loan or L/C Obligation under, or any Note issued pursuant to, this Agreement or any other Loan Document;
(ii)    all reasonable, documented, out-of-pocket fees, expenses, indemnification obligations and other amounts of whatever nature now or hereafter payable by such Loan Party (including, without limitation, any amounts which accrue after the commencement of any proceeding under any Debtor Relief Law with respect to such Loan Party, whether or not allowed or allowable as a claim in any such proceeding) pursuant to this Agreement or any other Loan Document;
(iii)    all reasonable, documented, out-of-pocket expenses of the any Agent as to which such Agent has a right to reimbursement by such Loan Party under Section 10.04(a) of this Agreement or under any other similar provision of any other Loan Document, including, without limitation, any and all sums advanced by the Collateral Agent to preserve the Collateral or preserve its Liens in the Collateral to the extent permitted under any Loan Document or applicable Law;
(iv)    all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement by such Loan Party under Section 10.04(b) of this Agreement or under any other similar provision of any other Loan Document; and
(v)    in the case of each Guarantor, all amounts now or hereafter payable by such Guarantor and all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any proceeding under any Debtor Relief Law with respect to the Borrowers or such Guarantor, whether or not allowed or allowable as a claim in any such proceeding) on the part of such Guarantor pursuant to this Agreement, the Guaranties or any other Loan Document;
together in each case with all renewals, modifications, consolidations or extensions thereof.
“Senior Credit Party” means each Revolving Credit Lender, each L/C Issuer, the Administrative Agent, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, the Collateral Agent and each Indemnitee and their respective successors and assigns, and “Senior Credit Parties” means any two or more of them, collectively.
“Settlement Period” has the meaning specified in Section 2.11(g).
“Significant Subsidiary” means any Restricted Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act of 1933, as such regulation is in effect on the date hereof.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Loan” means a Loan or Borrowing denominated in Dollars that bears interest at a rate determined by reference to the Adjusted Term SOFR (other than pursuant to clause (b) of the definition of “U.S. Base Rate” or clause (b) of the definition of “U.K. Base Rate”).
“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital,(v) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business and (vi) with respect to any Person incorporated in England and Wales, (i) it is not unable and does not admit its inability to pay its debts as they fall due, (ii) it is not deemed to, or is not declared to, be unable to pay its debts under applicable law, (iii) it has not suspended or threatened to suspend making payments on any of it debts or (iv) by reason of actual or anticipated financial difficulties, it has not commenced negotiations with one or more of its creditors (other than any Secured Party) with a view to rescheduling any of its indebtedness. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“SONIA” means a rate equal to the Sterling Overnight Index Average for such Business Day.
“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).
“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.
“Specified Conditions” means:
(i)    for any incurrence of Indebtedness contemplated by Section 7.02(v), that:
(A)    no Specified Default then exists and is continuing or would arise and be continuing immediately after giving effect to such transaction, unless such transaction would concurrently cure such Specified Default;
(B)    Pro Forma Excess Availability for each of the 30 days immediately prior to, and on the day of immediately after giving effect to, such transaction, will equal or exceed 12.5% of the Total Cap at such time; and
(C)    the Fixed Charge Coverage Ratio for the most recently completed Measurement Period ending on or prior to the date of such transaction (calculated on a Pro-Forma Basis without regard to whether or not a Covenant Trigger Event then exists) is at least 1.00 to 1.00;
(ii)    for (1) any Restricted Payment contemplated by Sections 7.06(v), (xi) and (xii), (2) any prepayment, redemption, defeasance, purchase of other satisfaction of Indebtedness contemplated by Section 7.14(iv), or any other applicable payment, transaction or event which requires the Specified Conditions to be satisfied (other than as provided in clause (i) above and clause (iii) below), that:

(A)    no Specified Default then exists and is continuing or would arise and be continuing immediately after giving effect to such transaction, unless such transaction would concurrently cure such Specified Default;
(B)    Pro Forma Excess Availability for each of the 30 days immediately prior to, and the day of immediately after giving effect to, such transaction, will equal or exceed 12.5% of the Total Cap at such time; and
(C)    the Fixed Charge Coverage Ratio for the most recently completed Measurement Period ending on or prior the date of such transaction (calculated on a Pro-Forma Basis without regard to whether or not a Covenant Trigger Event then exists) is at least 1.00 to 1.00;
(iii)    for any Permitted Acquisition contemplated by Section 7.03(vii), and for any Investment contemplated by Section 7.03(iii)(E), (xix) and (xx), that:
(A)    no Specified Default then exists and is continuing or would arise and be continuing immediately after giving effect to such transaction, unless such transaction would concurrently cure such Specified Default;
(B)    Pro Forma Excess Availability for each of the 30 days prior to, and the day of immediately after giving effect to, such transaction, will equal or exceed 12.5% of the Total Cap at such time; and
(C)    the Fixed Charge Coverage Ratio for the most recently completed Measurement Period ending on or prior to the date of such transaction (calculated on a Pro-Forma Basis without regard to whether or not a Covenant Trigger Event then exists) is at least 1.00 to 1.00;
Prior to undertaking any transaction the permissibility of which is subject to satisfaction of the Specified Conditions, the Loan Parties shall deliver to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that the applicable conditions contained in this definition have been satisfied.
“Specified Default” means (i) any Event of Default specified in Section 8.01(a) or Section 8.01(f), (ii) any Event of Default specified in Section 8.01(b)(i) arising from the failure to comply with Article VII, (iii) any Event of Default specified in Section 8.01(b)(iv) arising from the failure to comply with Section 6.02(l) or (m), (iv) any Event of Default specified in Section 8.01(b)(i) or (v) arising from the failure to comply with Section 6.16, or (v) any Event of Default specified in Section 8.01(d) arising from any misrepresentations contained in any Borrowing Base Certificate.
“Specified Payment Amount” means $500,000,000.
“Specified Payments” means any prepayment of Indebtedness contemplated by Section 7.14(iv) (including any Investment permitted under Section 7.03(xxii)).
“Specified Transaction” means any Revolving Credit Commitment Increase, closing condition, Investment, incurrence of Indebtedness, Disposition, Restricted Payment or prepayment of Indebtedness in respect of which compliance with the financial covenant set forth in Section 7.11 is by the terms of this Agreement required to be calculated on a Pro-Forma Basis.
“Spot Rate” has the meaning specified in Section 1.07.
~~“Springing Maturity Condition” means that, as of the Springing Maturity Date, the 2023 Notes are either outstanding or have not been repurchased (and cancelled), redeemed, defeased, repaid, refinanced (with a maturity date later than the fifth anniversary of the Restatement Effective Date), satisfied and discharged or the Administrative Agent has not established the Springing Maturity Date Debt Reserve.~~
~~“Springing Maturity Date” means the date that is 60 days prior to the maturity date with respect to the 2023 Notes.~~
~~“Springing Maturity Date Debt Reserve” means, with respect to the outstanding Indebtedness under the 2023 Note Documents, an Availability Reserve in an amount equal to the sum of (i) such outstanding Indebtedness 60 days prior to the then scheduled maturity date of such Indebtedness plus (ii) any unpaid interest and fees accrued or accruing on such Indebtedness through such scheduled maturity date, as such sum shall be certified in writing by Parent to Administrative Agent before the date that is 60 days prior to such scheduled maturity date.~~
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Borrower.
“Subsidiary Guarantor” means each Subsidiary of the Parent Borrower on the Restatement Effective Date that is a party to a Guaranty and each Subsidiary of the Parent Borrower that becomes a party to any Guaranty after the Restatement Effective Date by execution of an Accession Agreement or other guaranty or guaranty supplement pursuant to Section 6.12, and “Subsidiary Guarantors” means any two or more of them.
“Supermajority Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 66 2/3% of (i) the aggregate Revolving Credit Commitments or (ii) if the Revolving Credit Commitments have expired or been terminated or reduced to zero, the Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swingline Loans being deemed “held” by such Appropriate Lender for purposes of this definition); provided that (A) the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Supermajority Lenders~~.~~, and (B) at any time there are two or more Revolving Credit Lenders (who are not Affiliates of one another or Defaulting Lenders), “Supermajority Lenders” must include at least two Revolving Credit Lenders (who are not Affiliates of one another).
“Supported QFC” has the meaning specified in Section 10.25.

“Swap Contract” means (i) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (ii) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Obligations” of any Person means all obligations (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Person, whether or not allowed or allowable as a claim under any proceeding under any Debtor Relief Law) of such Person in respect of any Swap Contract, excluding any amounts which such Person is entitled to set-off against its obligations under applicable Law.
“Swingline Borrowing” means a U.S. Swingline Borrowing, a Canadian Swingline Borrowing and/or a U.K. Swingline Borrowing, as the context may require.
“Swingline Lender” means the U.S. Swingline Lender, Canadian Swingline Lender and/or a U.K. Swingline Lender, as the context may require.
“Swingline Loans” means the U.S. Swingline Loans, Canadian Swingline Loans and/or U.K. Swingline Loans, as the context may require.
“Swingline Sublimit” means the U.S. Swingline Sublimit, Canadian Swingline Sublimit and/or U.K. Swingline Sublimit, as the context may require.
“Syndication Date” means the earlier of (i) the date which is 30 days after the Restatement Effective Date and (ii) the date on which the Administrative Agent determines in its discretion (in consultation with the Borrower Representative) that the primary syndication (and the resulting addition of Revolving Credit Lenders pursuant to Section 10.06(b)) has been completed.
“Synthetic Lease Obligation” means the monetary obligation of a Person under (i) a so-called synthetic, off-balance sheet or tax retention lease, or (ii) an agreement for the use or possession of property (including Sale/Leaseback Transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Tax Confirmation” means a confirmation by a Revolving Credit Lender or an L/C Issuer that the person beneficially entitled to interest payable to that Revolving Credit Lender or L/C Issuer in respect of an advance under a Loan Document is either:
(a)    a company resident in the United Kingdom for United Kingdom tax purposes;
(b)    a partnership, each member of which is (i) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA; or
(c)    a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company.
“Tax Credit” means a credit against, relief or remission for, or repayment of, any Taxes.
“Tax Deduction” means a deduction or withholding from a payment under any Loan Document for and on account of any Taxes other than a deduction or withholding required by FATCA.
“Taxes” or “Tax” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, remittances, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Credit Facilities” means one or more debt facilities or debt securities providing for term loans, notes (excluding the notes issued pursuant to the Note Indentures), debentures or other similar long-term indebtedness, whether secured or unsecured, including any notes, mortgages, guarantees, collateral documents, instruments and agreements executed in connection therewith.
“Term SOFR” means,
(a)    for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b)    for any calculation with respect to a U.S. Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day.
Each determination of Adjusted Term SOFR shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by Administrative Agent in its reasonable discretion).
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Threshold Amount” means $75,000,000.
“Total Available Canadian Borrowing Base” means the sum of Canadian Borrowing Base plus the U.K. Borrowing Base plus the U.S. Borrowing Base provided that if a Cash Dominion Event occurs prior to the first anniversary of the date of this Agreement, the Total Available Canadian Borrowing Base will not include any amount of the U.K. Borrowing Base from the date of such Cash Dominion Event until the first day after the first anniversary of this Agreement.
“Total Available U.K. Borrowing Base” means the sum of the U.K. Borrowing Base plus the Canadian Borrowing Base plus the U.S. Borrowing Base.
“Total Available U.S. Borrowing Base” means the U.S. Borrowing Base plus the Canadian Borrowing Base.
“Total Borrowing Base” means the sum of the U.S. Borrowing Base, the Canadian Borrowing Base and the U.K. Borrowing Base.
“Total Canadian Revolving Credit Outstandings” means the then aggregate Outstanding Amount of all Canadian Revolving Credit Loans, Canadian Swingline Loans and Canadian L/C Obligations.
“Total Cap” means, at any time, the lesser of (x) the Total Borrowing Base at such time and (y) the Revolving Credit Facility at such time.
“Total Letter of Credit Sublimit” means an amount equal to $35,000,000 or the

Equivalent ~~a~~Amount thereof~~.~~, or such greater amount (but not to exceed $50,000,000 or the Equivalent Amount thereof) as may be agreed in writing from time to time by the Parent Borrower, Administrative Agent and each L/C Issuer providing any such increase. The Administrative Agent will notify the Revolving Credit Lenders of any increase in the Total Letter of Credit Sublimit.
“Total Leverage Ratio” means, for any Measurement Period, the ratio of (i) (A) Indebtedness of the Parent Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) minus (B) the Unrestricted Cash as of such day in an amount not to exceed $50,000,000 to (ii) Consolidated EBITDA for such Measurement Period.
“Total Revolving Credit Outstandings” means the then aggregate Outstanding Amount of all Revolving Credit Loans, Swingline Loans and L/C Obligations.
“Total Swingline Sublimit” means an amount equal to $~~25,000,000~~35,000,000 or the Equivalent amount thereof.
“Total U.K. Revolving Credit Outstandings” means the then aggregate Outstanding Amount of all U.K. Revolving Credit Loans, U.K. Swingline Loans and U.K. L/C Obligations.
“Total U.S. Revolving Credit Outstandings” means the then aggregate Outstanding Amount of all U.S. Revolving Credit Loans, U.S. Swingline Loans and U.S. L/C Obligations.
“Type” means, with respect to a Revolving Credit Loan, its character as a Base Rate Loan, a Canadian Base Rate Loan, SOFR Loan or BA Rate Loan.
“Transaction” means, collectively, the transactions contemplated to occur on or prior to the date hereof by the Loan Documents.
“UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
“U.K.” and “United Kingdom” mean the United Kingdom of Great Britain and Northern Ireland.
“U.K. Anti-Corruption Laws” means the U.K. Bribery Act 2010.
“U.K. Base Rate” means:
(a)    in respect of amounts denominated in Pounds Sterling, as to any day (a “Daily SONIA Rate Day”), a rate per annum equal to one percentage point plus the greater of (i) SONIA for the day (such day, a “Daily SONIA Determination Day”) that is two (2) Business Days prior to (A) if such Daily SONIA Rate Day is a Business Day, such Daily SONIA Rate Day or (B) if such Daily SONIA Rate Day is not a Business Day, the Business Day preceding such Daily SONIA Rate Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website, and (ii) zero (0%) percent; provided that if U.K. Base Rate plus the Credit Adjustment Spread for amounts denominated in Pounds Sterling would be less than zero (0%) percent per annum, then U.K. Base Rate plus the Credit Adjustment Spread for amounts denominated in Pounds Sterling shall be deemed to be zero (0%) percent per annum, plus (b) one percentage point. Any change in U.K. Base Rate due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to any Borrower. If by 5:00 p.m. (London time) on the second (2nd) Business Day immediately following any Daily SONIA Determination Day, the SONIA in respect of such Daily SONIA Determination Day has not been published on the SONIA Administrator’s Website, then the Bank of England Base Rate shall apply (provided, however, that, if the Bank of England Base Rate as so determined would be less than zero, the Bank of England Base Rate will be deemed to be zero per cent, plus one percentage point); and
(b)    in respect of amounts denominated in Dollars, as to any day (a “Daily SOFR Rate Day”), the rate per annum equal to one percentage point plus the greater of (i) SOFR for the day (such day, a “Daily SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to (A) if such Daily SOFR Rate Day is a U.S. Government Securities Business Day, such Daily SOFR Rate Day or (B) if such Daily SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day preceding such Daily SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (ii) zero (0%) percent; provided that if U.K. Base Rate plus the Credit Adjustment Spread for amounts denominated in Dollars would be less than zero (0%) percent per annum, then U.K. Base Rate plus the Credit Adjustment Spread for amounts denominated in Dollars shall be deemed to be zero (0%) percent per annum, plus (b) one percentage point. If by 5:00 p.m. (New York time)  on the second (2nd) U.S. Government Securities Business Day immediately following any Daily SOFR Determination Day, the SOFR in respect of such Daily SOFR Determination Day has not been published on the SOFR Administrator’s Website, then the SOFR in respect of such Daily SOFR Determination Day will be the SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of the calculation of U.K. Base Rate for no more than three (3) consecutive Daily SOFR Determination Days.  Any change in U.K. Base Rate due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to any Borrower. Each determination of SOFR shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error.
Each determination of U.K. Base Rate shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error.
“U.K. Base Rate Loan” means a Revolving Credit Loan or a Swingline Loan that bears interest based on the U.K. Base Rate.
“U.K. Borrowers” means the Lead U.K. Borrower, each U.K. Subsidiary thereof listed on the signature pages to this Agreement and each U.K. Subsidiary thereof that becomes a Borrower after the Restatement Effective Date by execution of an Accession Agreement as provided in Section 6.12.
“U.K. Borrower DTTP Filing” means an HM Revenue & Customs’ Form DTTP2 duly completed and filed by the relevant U.K. Borrower, which:

(i)    where it relates to a U.K. Treaty Lender that is an Original Lender, contains the scheme reference number and jurisdiction of tax residence stated opposite that Lender’s name in Schedule 2.01, and
(A)    where the U.K. Borrower is an Original U.K. Borrower, is filed with HM Revenue & Customs within 30 days of the date of this Agreement; or
(B)    where the U.K. Borrower is an Additional U.K. Borrower, is filed with HM Revenue & Customs within 30 days of the date on which that U.K. Borrower becomes an Additional U.K. Borrower; or
(ii)    where it relates to a U.K. Treaty Lender that is not an Original Lender, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the documentation which it executes on becoming a Party as a Lender; and
(A)    where the U.K. Borrower is a U.K. Borrower as at the date on which that U.K. Treaty Lender becomes a Party as a Lender, is filed with HM Revenue & Customs within 30 days of that date; or
(B)    where the U.K. Borrower is not a U.K. Borrower as at the date on which that U.K. Treaty Lender becomes a Party as a Lender, is filed with HM Revenue & Customs within 30 days of the date on which that U.K. Borrower becomes an Additional U.K. Borrower.
“U.K. Borrowing Base” means, on any date of determination, an amount equal to the Dollar Equivalent of the Loan Value of the Eligible Collateral of the U.K. Borrowing Base Contributors, less the Dollar Equivalent of the Availability Reserve to the extent attributable to the U.K. Borrowing Base Contributors, the U.K. Finance Obligations or the U.K. Collateral in the Administrative Agent’s Credit Judgment on such date. Notwithstanding anything to the contrary contained in this Agreement, (a) the Eligible Collateral of the U.K. Borrowing Base Contributors will not be included in the U.K. Borrowing Base until the Administrative Agent has received, at the expense of the Loan Parties, a reasonably acceptable field examination report and a reasonably acceptable inventory appraisal with respect to the U.K. Borrowing Base Contributors and (b) the aggregate amount of Total Revolving Credit Outstandings based on the Eligible Collateral of the U.K. Guarantors shall not exceed the Dollar Equivalent of $15,000,000 at any time.
“U.K. Borrowing Base Contributors” means (a) prior to the occurrence of a Cash Dominion Event, the U.K. Loan Parties and (b) on and after the occurrence of a Cash Dominion Event, the U.K. Borrowers.
“U.K. Cash Management Bank” means any Person that, ~~at the time~~no later than the tenth (10th) day following the date it enters into a Cash Management Agreement, is a U.K. Revolving Credit Lender or an Affiliate of a U.K. Revolving Credit Lender, in its capacity as a party to such Cash Management Agreement, in each case in respect of services provided under such Cash Management Agreement to a U.K. Loan Party or a Foreign Subsidiary of a Loan Party; provided, that, (a) HSBC UK Bank PLC, an affiliate of HSBC Bank USA, National Association, shall be a U.K. Cash Management Bank in respect of services provided by HSBC UK Bank PLC to a U.K. Loan Party or a Foreign Subsidiary pursuant to the Cash Management

Agreements entered into prior to the Restatement Effective Date between HSBC UK Bank PLC and a U.K. Loan Party or a Foreign Subsidiary~~.~~, and (b) Bank of America, N.A. shall be a U.K. Cash Management Bank in respect of services provided by Bank of America, N.A. to a U.K. Loan Party pursuant to the Cash Management Agreements entered into prior to the Amendment No. 4 Effective Date between Bank of America, N.A. and a U.K. Loan Party.
“U.K. Collateral” means all of the “Security Interests” referred to in the U.K. Collateral Documents and all of the other property and assets that are or are required under the terms hereof or of the U.K. Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the U.K. Secured Parties and the Canadian Secured Parties.
“U.K. Collateral Documents” means, collectively, the U.K. Security Agreement, the U.K. Depositary Bank Agreements, any Additional Collateral Documents, any additional pledge or security agreements that create or purport to create a Lien on the U.K. Collateral in favor of the Collateral Agent for the benefit of the U.K. Secured Parties and the Canadian Secured Parties and any instruments of assignment, control agreements, lockbox letters or other instruments or agreements executed pursuant to the foregoing.
“U.K. Depositary Bank Agreement” means an agreement among a U.K. Loan Party, a bank or other depositary institution and the Collateral Agent, in form and substance reasonably acceptable to the Collateral Agent (including by way of notice to and acknowledgement from the relevant bank or depositary institution), as the same may be amended, modified or supplemented from time to time.
“U.K. Excess Availability” means, at any time, (i) the lesser of (A) the U.K. Revolving Credit Facility and (B) (1) the Total Available U.K. Borrowing Base at such time, as determined from the most recent Borrowing Base Certificate delivered by the Borrower Representative to the Administrative Agent pursuant to Section 6.02(l) hereof minus (2) the Utilized Total Available U.K. Borrowing Base at such time, minus (ii) the Total U.S. Revolving Credit Outstandings.
“U.K. Finance Obligations” means, at any date, (i) all Senior Credit Obligations in respect of the U.K. Revolving Credit Facility, (ii) all Swap Obligations permitted hereunder then owing under any U.K. Secured Hedge Agreement to any U.K. Hedge Bank and (iii) all Cash Management Obligations then owing under any U.K. Secured Cash Management Agreement to a Cash Management Bank.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“U.K. Guarantors” means each U.K. Subsidiary of the Parent Borrower listed on Schedule 6.12 (if any) and each other U.K. Subsidiary of the Parent Borrower that shall execute and deliver an Accession Agreement or other guaranty or guaranty supplement, whether pursuant to Section 6.12 or otherwise.

“U.K. Guaranty” means the English law governed Guarantee and Debenture made by the U.K. Guarantors in favor of the Collateral Agent and Administrative Agent, substantially in the form of Exhibit F-3, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12.
“U.K. Hedge Bank” means any Hedge Bank that is party to a U.K. Secured Hedge Agreement.
“U.K. L/C Advance” means, with respect to each U.K. Revolving Credit Lender, such U.K. Revolving Credit Lender’s funding of its participation in any U.K. L/C Borrowing in accordance with its Applicable Adjusted Percentage.
“U.K. L/C Borrowing” means an extension of credit resulting from a drawing under any U.K. Letter of Credit which has not been reimbursed on the date when made or refinanced as a U.K. Revolving Credit Borrowing.
“U.K. L/C Credit Extension” means, with respect to any U.K. Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“U.K. L/C Issuer” means (i) Wells Fargo Bank (London Branch) in its capacity as issuer of U.K. Letters of Credit hereunder, and its successor issuer or successors in such capacity, (ii) each U.K. Revolving Credit Lender listed in Schedule 2.03 hereto as the issuer of an Existing Letter of Credit; (iii) Bank of America, N.A. or any of its Affiliates, (iv) any Affiliate of Wells Fargo Bank (London Branch) and (v) any other Revolving Credit Lender which the Borrower Representative shall have designated as a “ U.K. L/C Issuer” by prior written notice to the Administrative Agent with the prior written consent of such other Revolving Credit Lender.
“U.K. L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding U.K. Letters of Credit plus the aggregate of all Unreimbursed Amounts in respect of U.K. Letters of Credit, including all U.K. L/C Borrowings. For purposes of computing the amount available to be drawn under any U.K. Letter of Credit, the amount of such U.K. Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a U.K. Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such U.K. Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“U.K. Letter of Credit” means any standby letter of credit, sight commercial letter of credit or foreign guaranty (or with the consent of Administrative Agent, any similar instrument) issued under the U.K. Revolving Credit Facility.
“U.K. Letter of Credit Sublimit” means an amount equal to $35,000,000 (or the Equivalent Amount thereof), or such greater amount (but not to exceed $50,000,000 or the Equivalent Amount thereof) as may be agreed in writing from time to time by the Parent Borrower, Administrative Agent and each U.K. L/C Issuer providing any such increase. The U.K. Letter of Credit Sublimit is part of, and not in addition to, the U.K. Revolving Credit Facility.

“U.K. Loan Parties” means the U.K. Borrowers and the U.K. Guarantors, and each individually, a “U.K. Loan Party”.
“U.K. Non-Bank Lender” means:
(a)    a Revolving Credit Lender or L/C Issuer that is a party to this Agreement on the date of this Agreement and gives notice in writing to the U.K. Borrower that it falls within clause (a)(ii) of the definition of U.K. Qualifying Lender (and is deemed to have given a Tax Confirmation by giving such notice); and
(b)    a Revolving Credit Lender or an L/C Issuer which becomes a Revolving Credit Lender or an L/C Issuer after the date of this Agreement that gives a Tax Confirmation in the Assignment and Assumption which it executes on becoming a Revolving Credit Lender or L/C Issuer.
“U.K. Overadvance” has the meaning specified in Section 2.01(f).
“U.K. Overadvance Loan” means a U.K. Revolving Credit Loan made when a U.K. Overadvance exists or is caused by the funding thereof.
“U.K. Payment Account” means the Pounds Sterling account or the U.S. Dollar account of the Administrative Agent to which all monies constituting proceeds of U.K. Collateral shall be transferred from time to time in accordance with the provisions of the U.K. Security Agreement.
“U.K. Pension Scheme” has the meaning defined in Section 5.24.
“U.K. Priority Payables Reserve” means as of any date of determination, a reserve in such amount as the Administrative Agent may determine in its reasonable Credit Judgment to reflect the full amount of any liabilities or amounts which (by virtue of any Liens or any statutory provision) rank or are capable of ranking in priority to the Administrative Agent’s Liens and/or for amounts which may represent costs relating to the enforcement of the Administrative Agent’s Liens including, without limitation, but only to the extent prescribed pursuant to English law and statute then in force, (i) amounts due to employees in respect of unpaid wages and holiday pay, (ii) the amount of all scheduled but unpaid pension contributions (iii) the “prescribed part” of floating charge realisations held for unsecured creditors, and (iv) the expenses and liabilities incurred by any administrator (or other insolvency officer) and any remuneration of such administrator (or other insolvency officer).
“U.K. Protective Advances” has the meaning specified in Section 2.01(g).
“U.K. Qualifying Lender” means:
(a)    a Revolving Credit Lender or L/C Issuer which is beneficially entitled to interest payable to that Revolving Credit Lender or L/C Issuer in respect of an advance under any Loan Document and is:
(i)    a Revolving Credit Lender or L/C Issuer:

(A)    that is a bank (as defined in section 879 of the ITA) making an advance under a Loan Document; or
(B)    in respect of an advance under a Loan Document by a person that was a bank (as defined in section 879 of the ITA) at the time that such advance was made, and, in each case, which is within the charge to United Kingdom corporation tax with respect to any payments of interest made in respect of that advance (or, for the purposes of clause (A) above, would be within such charge as respects such payments apart from section 18A of the CTA); or
(ii)    a Revolving Credit Lender or L/C Issuer which is:
(A)    a company resident in the United Kingdom for United Kingdom tax purposes;
(B)    a partnership, each member of which is (1) a company so resident in the United Kingdom; or (2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of section 19 of the CTA) the whole of any share of interest payable in respect of that advance that falls to it by reason of Part 17 of the CTA;
(C)    a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that advance in computing the chargeable profits (within the meaning of section 19 of the CTA) of that company; or
(D)    a U.K. Treaty Lender; or
(b)    a building society (as defined in section 880 of the ITA) making an advance under a Loan Document.
“U.K. Release Conditions” has the meaning specified in Section 10.24.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“U.K. Revolving Credit Borrowing” means a borrowing consisting of simultaneous U.K. Revolving Credit Loans of the same Type and (in the case of a borrowing denominated in Dollars) having the same Interest Period made by each of the U.K. Revolving Credit Lenders pursuant to Section 2.01(c) and shall be deemed to include any U.K. Overadvance Loan and, to the extent attributed to the U.K. Collateral in the Administrative Agent’s Credit Judgment, Protective Advances made hereunder.
“U.K. Revolving Credit Commitment” means, as to each U.K. Revolving Credit Lender, its obligation to (i) make U.K. Revolving Credit Loans to the U.K. Borrower pursuant to Section 2.01(c) and (ii) purchase participations in U.K. L/C Obligations and U.K. Swingline Loans, in an aggregate principal amount (expressed in Dollars) at any one time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on Schedule 2.01 under the caption “U.K. Revolving Credit Commitment” or opposite such caption in the

Assignment and Assumption pursuant to which such U.K. Revolving Credit Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, in each case, as the same may be increased pursuant to Section 2.13. The U.K. Revolving Credit Commitments are a sublimit of the U.S. Revolving Credit Commitments.
“U.K. Revolving Credit Exposure” means, with respect to any Appropriate Lender at any time, the Outstanding Amount of U.K. Revolving Credit Loans of such Revolving Credit Lender plus such U.K. Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of U.K. L/C Obligations with respect to U.K. Letters of Credit plus such U.K. Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of U.K. Swingline Loans.
“U.K. Revolving Credit Facility” means, at any time, the Dollar Equivalent of the aggregate amount of the U.K. Revolving Credit Lenders’ U.K. Revolving Credit Commitments at such time.
“U.K. Revolving Credit Commitment Increase Lender” has the meaning specified in Section 2.13(i)(iii).
“U.K. Revolving Credit Lender” means each financial institution listed on Schedule 2.01 as a “U.K. Revolving Credit Lender”, as well as any Person that becomes a “U.K. Revolving Credit Lender” hereunder pursuant to Section 10.06 or 2.13.
“U.K. Revolving Credit Loan” has the meaning specified in Section 2.01(c) and shall be deemed to include any U.K. Overadvance Loan and, to the extent attributed to the U.K. Collateral in the Administrative Agent’s Credit Judgment, U.K. Protective Advance made hereunder.
“U.K. Secured Cash Management Agreement” means any Secured Cash Management Agreement that is entered into by and between any U.K. Loan Party or any Foreign Subsidiary of a Loan Party and any U.K. Cash Management Bank.
“U.K. Secured Hedge Agreement” means any Secured Hedge Agreement that is entered into by and between any U.K. Loan Party or any Foreign Subsidiary of a Loan Party and any U.K. Hedge Bank.
“U.K. Secured Hedge Reserve” means, on any date of determination, with respect to the U.K. Borrowing Base, the aggregate amount of reserves established by the Administrative Agent from time to time in its Credit Judgment in respect of U.K. Finance Obligations under U.K. Secured Hedge Agreements, which shall be equal to the sum of the Dollar Equivalents of all such U.K. Finance Obligations as reported to the Administrative Agent by each U.K. Hedge Bank from time to time.
“U.K. Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the U.K. Revolving Credit Lenders, the U.K. L/C Issuer, the U.K. Hedge Banks, the U.K. Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons to whom the U.K. Finance Obligations are owing and which are, or are purported to be, secured by the

U.K. Collateral under the terms of the U.K. Collateral Documents.
“U.K. Security Agreement” means the English law governed Guarantee and Debenture, substantially in the form of Exhibit F-3, granted by the U.K. Loan Parties in favor of the Collateral Agent and Administrative Agent.
“U.K. Subsidiary” means any direct or indirect Subsidiary of the Parent Borrower which is incorporated or otherwise organized under the laws of the United Kingdom or any political subdivision thereof.
“U.K. Swingline Borrowing” means a Borrowing consisting of U.K. Swingline Loans
“U.K. Swingline Lender” means Wells Fargo Bank (London Branch) and its successors and assigns
“U.K. Swingline Loan” has the meaning specified in Section 2.01(j).
“U.K. Swingline Sublimit” means an amount equal to $~~15,000,000~~25,000,000 or the Equivalent Amount thereof. The U.K. Swingline Sublimit is part of, and not in addition to, the U.K. Revolving Credit Facility.
“U.K. Tax Payment” means the increase in a payment made by a U.K. Loan Party to the Administrative Agent or any a Revolving Credit Lender or L/C Issuer under Section 3.07(a) (Tax Gross-Up) or a payment under Section 3.07(c) (Tax Indemnity).
“U.K. Treaty Lender” means a Revolving Credit Lender or L/C Issuer which:
(a)    is treated as a resident of a U.K. Treaty State for purposes of the relevant Treaty;
(b)    does not carry on a business in the United Kingdom through a permanent establishment with which that Revolving Credit Lender’s or L/C Issuer’s participation in any advance is effectively connected; and
(c)    fulfills any conditions which must be fulfilled under the relevant Treaty for residents of such U.K. Treaty State to obtain exemption from taxation imposed by the United Kingdom on interest subject to the completion of any procedural formalities.
“U.K. Treaty State” means a jurisdiction having a double taxation agreement (a “Treaty”) with the United Kingdom which makes provision for full exemption from tax imposed by the United Kingdom on interest.
“Unfunded Pension Liability” means (i) with respect to Pension Plans and Canadian Pension Plans, the excess of the present value of a plan’s benefit liabilities, over the current value of that plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan or Canadian Pension Plan pursuant to applicable Laws for the applicable plan year and includes any unfunded liability, going-concern or solvency deficiency as determined for purposes of Canadian Employee Benefits Legislation or pursuant to Section 412 of the Code (or any corresponding successor provision) for the applicable plan year and (ii) with respect to Foreign Plans, the excess of the present value of all nonforfeitable benefits of a

Foreign Plan over the current value of the Foreign Plan’s assets allocable to such benefits, all determined in accordance with the respective most recent valuations for such Plan using the most recent actuarial assumptions and methods being used by the Foreign Plan’s actuaries for financial reporting under applicable accounting and reporting standards.
“United States” and “US” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).
“Unrestricted Cash” means unencumbered and unrestricted cash and Cash Equivalents of the Parent Borrower and its Restricted Subsidiaries which are maintained in accounts with Wells Fargo Bank or its Affiliates.
“Unrestricted Subsidiary” shall mean a Subsidiary of the Parent Borrower listed on Schedule 1.01C hereto and a Subsidiary of the Parent Borrower (other than the Canadian Borrower, any U.K. Borrower, any U.S. Borrower or any other borrower from time to time party hereto) designated in writing by Borrower Representative to Administrative Agent as an Unrestricted Subsidiary after the date hereof; provided, that,
(a)    the capitalization of, and/or other investments in, all Unrestricted Subsidiaries by the Parent Borrower and/or any of its Subsidiaries shall not exceed $75,000,000 in the aggregate; provided, that, if the capitalization of, and/or other investments in, all Unrestricted Subsidiaries by the Parent and/or any of its Subsidiaries exceeds or, after giving effect to the designation of an Unrestricted Subsidiary, would exceed $25,000,000, then Excess Availability shall be no less than 10% of the Revolving Credit Facility as of the date of the designation of any Unrestricted Subsidiary and immediately after giving effect thereto,
(b)    no Event of Default shall exist or have occurred and be continuing as of the date of the capitalization of, and/or other investments in, an Unrestricted Subsidiary or any payment in respect thereof and after giving effect thereto;
(c)    no Subsidiary shall be an Unrestricted Subsidiary if such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on any assets of, the Parent Borrower or any Subsidiary of the Parent Borrower (other than any Subsidiary of such Subsidiary or any other Unrestricted Subsidiary);
(d)    all Indebtedness and other obligations of the Unrestricted Subsidiaries shall be non-recourse to Borrowers and Guarantors and their assets.
If any Subsidiary of the Parent Borrower is an Unrestricted Subsidiary, such Unrestricted Subsidiary shall not constitute a Loan Party.
“U.S. Base Rate” means the greatest of (a) the Federal Funds Rate plus one-half percent (½%), (b) Term SOFR for a one month tenor in effect on such day, plus 1%, provided that this clause (b) shall not be applicable during any period in which Term SOFR is unavailable or unascertainable, and (c) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate (and, if any such announced rate is below zero, then the rate shall be deemed to be zero).
“U.S. Base Rate Loans” means any Revolving Credit Loan or Swingline Loan bearing interest by reference to the U.S. Base Rate.
“U.S. Borrowers” means the Lead U.S. Borrower, each U.S. Subsidiary thereof listed on the signature pages to this Agreement and each U.S. Subsidiary thereof that becomes a Borrower after the Restatement Effective Date by execution of an Accession Agreement as provided in Section 6.12.
“U.S. Borrowing Base” means, on any date of determination, an amount equal to the Loan Value of the Eligible Collateral of the U.S. Loan Parties, less the Availability Reserve to the extent attributable to the U.S. Loan Parties, the U.S. Finance Obligations or the U.S. Collateral in the Administrative Agent’s Credit Judgment on such date.
“U.S. Cash Management Bank” means any Person that, ~~at the time~~no later than the tenth (10th) day following the date it enters into a Cash Management Agreement, is a U.S. Revolving Credit Lender or an Affiliate of a U.S. Revolving Credit Lender, in its capacity as a party to such Cash Management Agreement, in each case in respect of services provided under such Cash Management Agreement to a U.S. Loan Party or a Subsidiary of a Loan Party; provided, that, (a) HSBC UK Bank PLC, an affiliate of HSBC Bank USA, National Association, shall be a U.S. Cash Management Bank in respect of services provided by HSBC UK Bank PLC to a U.S. Loan Party or a Subsidiary of a Loan Party pursuant to the Cash Management Agreements entered into prior to the Restatement Effective Date between HSBC UK Bank PLC and a U.S. Loan Party or Subsidiary of a U.S. Loan Party~~.~~, and (b) Bank of America, N.A. shall be a U.S. Cash Management Bank in respect of services provided by Bank of America, N.A. to a U.S. Loan Party pursuant to the Cash Management Agreements entered into prior to the Amendment No. 4 Effective Date between Bank of America, N.A. and a U.S. Loan Party.
“U.S. Collateral” means all of the “Collateral” referred to in the U.S. Collateral Documents and all of the other property and assets that are or are required under the terms hereof or of the U.S. Collateral Documents to be subject to Liens in favor of the Collateral Agent for the benefit of the Secured Parties.
“U.S. Collateral Documents” means, collectively, the U.S. Security Agreement, the U.S. Depositary Bank Agreements, any Additional Collateral Documents, any additional pledge or security agreements that create or purport to create a Lien on the U.S. Collateral in favor of the Collateral Agent for the benefit of the Secured Parties and any instruments of assignment, control agreements, lockbox letters or other instruments or agreements executed pursuant to the foregoing.
“U.S. Depositary Bank Agreement” means an agreement among a U.S. Loan Party, a bank or other depositary institution and the Collateral Agent, in form and substance reasonably acceptable to the Collateral Agent, as the same may be amended, modified or supplemented from time to time.

“U.S. Excess Availability” means, at any time, (i) the lesser of (A) the U.S. Revolving Credit Facility and (B) (1) the Total Available U.S. Borrowing Base at such time, as determined from the most recent Borrowing Base Certificate delivered by the Borrower Representative to the Administrative Agent pursuant to Section 6.02(l) hereof minus (2) the Utilized Total Available U.S. Borrowing Base at such time, minus (ii) the Total U.S. Revolving Credit Outstandings.
“U.S. Finance Obligations” means, at any date, (i) all Senior Credit Obligations in respect of the U.S. Revolving Credit Facility, (ii) all Swap Obligations permitted hereunder then owing under any U.S. Secured Hedge Agreement to any Hedge Bank and (iii) all Cash Management Obligations then owing under any U.S. Secured Cash Management Agreement to a Cash Management Bank.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.02, 2.03 and 2.04, in each case, such day is also a Business Day.
“U.S. Guarantors” means each U.S. Subsidiary of the Parent Borrower listed on Schedule 6.12 (if any) and each other U.S. Subsidiary of the Parent Borrower that shall execute and deliver an Accession Agreement or other guaranty or guaranty supplement, whether pursuant to Section 6.12 or otherwise.
“U.S. Guaranty” means collectively, the Amended and Restated U.S. Guaranty made by the U.S. Guarantors in favor of the Secured Parties, substantially in the form of Exhibit E-1, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12.
“U.S. Hedge Bank” means any Hedge Bank that is party to a U.S. Secured Hedge Agreement.
“U.S. L/C Advance” means, with respect to each U.S. Revolving Credit Lender, such Revolving Credit Lender’s funding of its participation in any U.S. L/C Borrowing in accordance with its Applicable Adjusted Percentage.
“U.S. L/C Borrowing” means an extension of credit resulting from a drawing under any U.S. Letter of Credit which has not been reimbursed on the date when made or refinanced as a U.S. Revolving Credit Borrowing.
“U.S. L/C Credit Extension” means, with respect to any U.S. Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“U.S. L/C Issuer” means (i) Wells Fargo Bank in its capacity as issuer of U.S. Letters of Credit hereunder, and its successor issuer or successors in such capacity, (ii) each U.S.

Revolving Credit Lender listed in Schedule 2.03 hereto as the issuer of an Existing Letter of Credit; (iii) Bank of America, N.A. or any of its Affiliates, (iv) any Affiliate of Wells Fargo Bank and (v) any other Revolving Credit Lender which the Borrower Representative shall have designated as a “ U.S. L/C Issuer” by prior written notice to the Administrative Agent with the prior written consent of such other Revolving Credit Lender.
“U.S. L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding U.S. Letters of Credit plus the aggregate of all Unreimbursed Amounts in respect of U.S. Letters of Credit, including all U.S. L/C Borrowings. For purposes of computing the amount available to be drawn under any U.S. Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a U.S. Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“U.S. Letter of Credit” means any standby letter of credit, sight commercial letter of credit or foreign guaranty (or with the consent of Administrative Agent, any similar instrument) issued under the U.S. Revolving Credit Facility.
“U.S. Letter of Credit Sublimit” means an amount equal to $35,000,000, or such greater amount (but not to exceed $50,000,000 or the Equivalent Amount thereof) as may be agreed in writing from time to time by the Parent Borrower, Administrative Agent and each U.S. L/C Issuer providing any such increase. The U.S. Letter of Credit Sublimit is part of, and not in addition to, the U.S. Revolving Credit Facility.
“U.S. Loan Parties” means the U.S. Borrowers and the U.S. Guarantors.
“U.S. Overadvance” has the meaning specified in Section 2.01(d).
“U.S. Overadvance Loan” means a U.S. Revolving Credit Loan made when a U.S. Overadvance exists or is caused by the funding thereof.
“U.S. Payment Account” means the account of the Administrative Agent to which all monies constituting proceeds of U.S. Collateral shall be transferred from time to time in accordance with the provisions of the U.S. Security Agreement.
“U.S. Protective Advances” has the meaning specified in Section 2.01(g).
“U.S. Revolving Credit Borrowing” means a borrowing consisting of simultaneous U.S. Revolving Credit Loans of the same Type and, in the case of SOFR Loans and BA Rate Loans, having the same Interest Period made by each of the U.S. Revolving Credit Lenders pursuant to Section 2.01(a) and shall be deemed to include any U.S. Overadvance Loan and, to the extent attributed to the U.S. Collateral in the Administrative Agent’s Credit Judgment, Protective Advances made hereunder.
“U.S. Revolving Credit Commitment” means, as to each U.S. Revolving Credit Lender, its obligation to (i) make U.S. Revolving Credit Loans to the U.S. Borrower pursuant to

Section 2.01(a) and (ii) purchase participations in U.S. L/C Obligations and U.S. Swingline Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on Schedule 2.01 under the caption “U.S. Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Revolving Credit Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement, in each cases, as the same may be increased pursuant to Section 2.13.
“U.S. Revolving Credit Commitment Increase Lender” has the meaning specified in Section 2.13(i)(i).
“U.S. Revolving Credit Exposure” means, with respect to any Appropriate Lender at any time, the Outstanding Amount of U.S. Revolving Credit Loans of such Revolving Credit Lender plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of U.S. L/C Obligations with respect to U.S. Letters of Credit plus such U.S. Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of U.S. Swingline Loans.
“U.S. Revolving Credit Facility” means, at any time, the aggregate amount of the U.S. Revolving Credit Lenders’ U.S. Revolving Credit Commitments at such time.
“U.S. Revolving Credit Lender” means each financial institution listed on Schedule 2.01 as a “U.S. Revolving Credit Lender”, as well as any Person that becomes a “U.S. Revolving Credit Lender” hereunder pursuant to Section 10.06 or 2.13.
“U.S. Revolving Credit Loan” has the meaning specified in Section 2.01(a) and shall be deemed to include any U.S. Overadvance Loan and, to the extent attributed to the U.S. Collateral in the Administrative Agent’s Credit Judgment, U.S. Protective Advance made hereunder.
“U.S. Secured Cash Management Agreement” means any Secured Cash Management Agreement that is entered into by and between any U.S. Loan Party or any Subsidiary of a Loan Party and any Cash Management Bank.
“U.S. Secured Hedge Agreement” means any Secured Hedge Agreement that is entered into by and between any U.S. Loan Party or any Subsidiary of a Loan Party and any Hedge Bank.
“U.S. Secured Hedge Reserve” means, on any date of determination, with respect to the U.S. Borrowing Base, the aggregate amount of reserves established by the Administrative Agent from time to time in its Credit Judgment in respect of U.S. Finance Obligations under U.S. Secured Hedge Agreements, which shall be equal to the sum of the Dollar Equivalents of all such U.S. Finance Obligations as reported to the Administrative Agent by each U.S. Hedge Bank from time to time.
“U.S. Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the U.S. Revolving Credit Lenders, the U.S. L/C Issuer, the U.S. Hedge Banks, the U.S. Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons to whom the U.S.

Finance Obligations are owing and which are or are purported to be secured by the U.S. Collateral under the terms of the Collateral Documents.
“U.S. Security Agreement” means the Amended and Restated Security Agreement, substantially in the form of Exhibit F-1 hereto, among the Parent Borrower, the U.S. Borrowers, the U.S. Guarantors and the Collateral Agent, as the same may be amended, modified or supplemented from time to time.
“U.S. Special Resolution Regimes” has the meaning specified in Section 10.25.
“U.S. Subsidiary” means any direct or indirect Subsidiary of the Parent Borrower which is incorporated or otherwise organized under the laws of the United States or any political subdivision thereof.
“U.S. Swingline Borrowing” means a Borrowing consisting of U.S. Swingline Loans
“U.S. Swingline Lender” means Wells Fargo Bank and its successors and assigns
“U.S. Swingline Loan” has the meaning specified in Section 2.01(h).
“U.S. Swingline Sublimit” means an amount equal to $~~25,000,000~~35,000,000. The U.S. Swingline Sublimit is part of, and not in addition to, the U.S. Revolving Credit Facility.
“Utilized Total Available Canadian Borrowing Base” means, at any time, the sum of (i) the Total U.S. Revolving Credit Outstandings supported by the U.S. Borrowing Base and the Canadian Borrowing Base at such time, plus (ii) the Total U.K. Revolving Credit Outstandings supported by the U.K. Borrowing Base, the U.S. Borrowing Base and the Canadian Borrowing Base at such time provided that if a Cash Dominion Event occurs prior to the first anniversary of the date of this Agreement, the Total Available Canadian Borrowing Base will not include any amount of the U.K. Borrowing Base from the date of such Cash Dominion Event until the first day after the first anniversary of this Agreement.
“Utilized Total Available U.K. Borrowing Base” means, at any time, the sum of (i) the Total U.S. Revolving Credit Outstandings supported by the U.S. Borrowing Base and the Canadian Borrowing Base at such time, plus (ii) the Total Canadian Revolving Credit Outstandings supported by the U.K. Borrowing Base, the U.S. Borrowing Base and the Canadian Borrowing Base at such time.
“Utilized Total Available U.S. Borrowing Base” means, at any time, the sum of (i) the Total Canadian Revolving Credit Outstandings supported by the Canadian Borrowing Base, the U.S. Borrowing Base and the U.K. Borrowing Base at such time, plus (ii) the Total U.K. Revolving Credit Outstandings supported by the U.K. Borrowing Base, the U.S. Borrowing Base and the Canadian Borrowing Base at such time.
“VAT” means (a) any tax imposed in compliance with the Council Directive of November 28, 2006 on the common system of value added tax (EC Directive 2006/112); and (b) any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in the immediately preceding clause (a), or imposed elsewhere.
“Voting Securities” means Equity Interests of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons of such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency).
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (A) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (B) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.
“Wells Fargo Bank” means Wells Fargo Bank, National Association and its successors.
“Wells Fargo Bank (London Branch)” means Wells Fargo Bank, National Association (London Branch) and its successors.
“WFCF Canada” means Wells Fargo Capital Finance Corporation Canada and its successors.
“Wholly-Owned Subsidiary” means, with respect to any Person at any date, any Subsidiary of such Person all of the shares of capital stock or other ownership interests of which (except directors’ qualifying shares) are at the time directly or indirectly owned by such Person. The terms “Wholly-Owned Canadian Subsidiary,” “Wholly-Owned U.K. Subsidiary”, “Wholly-Owned Domestic Subsidiary” and “Wholly-Owned Foreign Subsidiary” mean a Canadian Subsidiary, a U.K. Subsidiary, a Domestic Subsidiary and a Foreign Subsidiary, as applicable, that constitutes a Wholly-Owned Subsidiary. Unless otherwise specifically indicated, the term Wholly-Owned Subsidiary (and correlative terms of Wholly-Owned Canadian Subsidiary, Wholly-Owned U.K. Subsidiary, Wholly-Owned Domestic Subsidiary or Wholly-Owned Foreign Subsidiary) shall refer to the Wholly-Owned Subsidiaries (or Wholly-Owned Canadian Subsidiaries, Wholly-Owned U.K. Subsidiaries, Wholly-Owned Domestic Subsidiaries or Wholly-Owned Foreign Subsidiaries, as the case may be) of the Parent Borrower.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
Section 1.02.    Other Interpretative Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such Law and any reference to any law or regulation shall, unless otherwise specified, refer to such Law or regulation as amended, modified or supplemented from time to time and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.”
(c)    For purposes of any Collateral located in the Province of Québec or charged by any Deed of Hypothec (or any other Loan Document) and for all other purposes pursuant to which the interpretation or construction of a Loan Document may be subject to the laws of the Province of Québec or a court or tribunal exercising jurisdiction in the Province of Québec, (i) “personal property” shall be deemed to include “movable property”, (ii) “real property” shall be deemed to include “immovable property”, (ii) “tangible property” shall be deemed to include “corporeal property”, (iv) “intangible property” shall be deemed to include “incorporeal property”, (v) “security interest” and “mortgage” shall be deemed to include a “hypothec”, (vi) all references to filing, registering or recording under the UCC or the PPSA shall be deemed to include publication under the Civil Code of Québec, (vii) all references to “perfection” of or “perfected” Liens shall be deemed to include a reference to the “opposability” of such Liens to third parties, (viii) any “right of offset”, “right of setoff” or similar expression shall be deemed to include a “right of compensation”, (ix) “goods” shall be deemed to include “corporeal movable property” other than chattel paper, documents of title, instruments, money and securities, (x) an “agent” shall be deemed to include a “mandatory” and (ix) “lien” shall include a “hypothec”, “right of retention”, “prior claim” and a resolutory clause, (xii) “construction liens” shall include “legal hypothecs”; (xiii) “joint and several” shall include “solidary”; (xiv) “gross negligence or willful misconduct” shall be deemed to be “intentional or gross fault”; (xv) “beneficial ownership” shall include “ownership on behalf of another as mandatory”; (xvi) “easement” shall include “servitude”; (xvii) “priority” shall include “prior claim”; (xviii) “survey” shall include “certificate of location and plan”; (xix) “state” shall include “province”;

(xx) “fee simple title” shall include “absolute ownership”; (xxi) “accounts” shall include “claims”; (xxii) “legal title” shall include “holding title on behalf of an owner as mandatory or prete-nom”; (xxiii) “lease” shall include a “leasing contract”; and (xxiv) “guarantee” and “guarantor” shall include “suretyship” and “surety”, respectively. The parties hereto confirm that it is their wish that this Agreement and any other document executed in connection with the transactions contemplated herein be drawn up in the English language only and that all other documents contemplated thereunder or relating thereto, including notices, may also be drawn up in the English language only. Les parties aux présentes confirment que c'est leur volonté que cette convention et les autres documents de crédit soient rédigés en langue anglaise seulement et que tous les documents, y compris tous avis, envisagés par cette convention et les autres documents peuvent être rédigés en langue anglaise seulement.
(d)    Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(e)    References to a “Person and its Subsidiaries” or to a “Person or any Subsidiary” (or words of similar import) means to the Parent Borrower and its Subsidiaries, unless otherwise specified.
(f)    References to “fair value” or “fair market value” (or words of similar import) mean the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party.
(g)    Notwithstanding anything to the contrary in this Agreement and the other Loan Documents, Canadian Finance Obligations, U.K. Financing Obligations, Senior Credit Obligations, Swap Obligations, U.S. Finance Obligations and Finance Obligations shall not include Excluded Swap Obligations.
(h)     For purposes of determining the Utilized Total Available Canadian Borrowing Base, the Utilized Total Available U.S. Borrowing Base and the Utilized Total Available U.K. Borrowing Base, as applicable, (i) the Total Canadian Revolving Credit Outstandings shall be deemed to be supported first, by the Canadian Borrowing Base, second, by the U.S. Borrowing Base and third, by the U.K. Borrowing Base, (ii) the Total U.K. Revolving Credit Outstandings shall be deemed to be supported first, by the U.K. Borrowing Base, second, by the Canadian Borrowing Base and, third, by the U.S. Borrowing Base, and (iii) the Total U.S. Revolving Credit Outstandings shall be deemed to be supported first, by the U.S. Borrowing Base and second, by the Canadian Borrowing Base.
Section 1.03.    Accounting Terms and Determinations.
(a)    Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.
(b)    Changes in GAAP. Upon the adoption by any of the Borrowers of International Financial Reporting Standards (“IFRS”) or if at any time after August 27, 2018 any change in GAAP or in the application thereof would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower Representative or the Required Revolving Lenders shall so request, the Administrative Agent, the Revolving Credit Lenders and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such adoption of IFRS or such change in GAAP (subject to the approval of the Required Revolving Lenders, not to be unreasonably withheld, conditioned or delayed); provided that, until so amended, (i) such ratio or requirement (including the requirement to provide financial information compliant with GAAP) shall continue to be computed in accordance with GAAP as in effect on August 27, 2018 and (ii) the Borrower Representative shall provide to the Administrative Agent and the Revolving Credit Lenders financial statements and any other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such adoption of IFRS or such change in GAAP.
(c)    Computation of Certain Financial Covenants. Unless otherwise specified herein, all defined financial terms (and all other definitions used to determine such terms) shall be to those determined and computed in respect of the Parent Borrower and its Subsidiaries.
Section 1.04.    Rounding. Any financial ratios required to be maintained by any Group Company pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
Section 1.05.    Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable); provided, that, a reference to a time of day with respect to any of the following shall mean the local time in London, England: (i) the receipt of any request to borrow, or convert or continue Loans to or for the account of any U.K. Borrower, (ii) any disbursement by Administrative Agent of Loans to a U.K. Borrower, (iii) the receipt of payments with respect to Loans to a U.K. Borrower, and (iv) at Administrative Agent’s option, any settlement of Loans to UK Borrower pursuant to Section 2.11(g).
Section 1.06.    Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time.
Section 1.07.    Currency Equivalents Generally. Any amount specified in this Agreement or any of the other Loan Documents to be in Dollars, Canadian Dollars or Pounds Sterling (as the case may be) shall also include the equivalent of such amount in any currency other than Dollars, Canadian Dollars or Pounds Sterling (as the case may be), such equivalent amount thereof in the applicable currency to be determined by the Administrative Agent at such time on the basis of the Spot Rate (as defined below) for the purchase of such currency with Dollars, Canadian Dollars or Pounds Sterling (as the case may be). For purposes of this Section 1.07, the “Spot Rate” for a currency means the rate determined by the Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office on the date of such determination (it being understood that such determination is typically made at approximately 1:30 p.m. London time, but the determination time may be adjusted from time to time, based on current system configurations); provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent and reasonably acceptable to the Borrowers if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.
ARTICLE II
THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01.    The Loans.
(a)    U.S. Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each U.S. Revolving Credit Lender severally agrees to make loans (each such loan, a “U.S. Revolving Credit Loan”) in Dollars to the U.S. Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment; provided, however, that after giving effect to any U.S. Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Total Cap at such time, (ii) the aggregate Outstanding Amount of the U.S. Revolving Credit Loans of any U.S. Revolving Credit Lender, plus such U.S. Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all U.S. L/C Obligations shall not exceed such U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment and (iii) the Total U.S. Revolving Credit Outstandings shall not exceed the lesser of (x) the U.S. Revolving Credit Facility and (y) the Net Total Available U.S. Borrowing Base. Within the limits of each U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment, and subject to the other terms and conditions hereof, the U.S. Borrowers may borrow under this Section 2.01(a), prepay under Section 2.04, and reborrow under this Section 2.01(a). U.S. Revolving Credit Loans shall be Base Rate Loans or SOFR Loans, as further provided herein.
(b)    Canadian Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Canadian Revolving Credit Lender severally agrees to make loans (each such loan, a “Canadian Revolving Credit Loan”) in Dollars, Canadian Dollars and Pounds Sterling to the Parent Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Canadian Revolving Credit Lender’s Canadian Revolving Credit Commitment; provided, however, that after giving effect to any Canadian Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Total Cap at such time, (ii) the aggregate Outstanding Amount of the Canadian Revolving Credit Loans of any Canadian Revolving Credit Lender, plus such Canadian Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all Canadian L/C Obligations shall not exceed such Canadian Revolving Credit Lender’s Canadian Revolving Credit Commitment and (iii) the Total Canadian Revolving Credit Outstandings shall not exceed the lesser of (x) the Canadian Revolving Credit Facility and (y) the Net Total Available Canadian Borrowing Base. Within the limits of each Canadian Revolving Credit Lender’s Canadian Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Parent Borrower may borrow under this Section 2.01(b), prepay under Section 2.04, and reborrow under this Section 2.01(b). Canadian Revolving Credit Loans denominated in Canadian Dollars shall be BA Rate Loans or Canadian Base Rate Loans; Canadian Revolving Credit Loans denominated in Dollars shall be Base Rate Loans or SOFR Loans; and Canadian Revolving Credit Loans denominated in Pounds Sterling shall be U.K. Base Rate Loans, in each case, as further provided herein.
(c)    U.K. Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each U.K. Revolving Credit Lender severally agrees to make loans (each such loan, a “U.K. Revolving Credit Loan”) in Dollars and Pounds Sterling to the U.K. Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such U.K. Revolving Credit Lender’s U.K. Revolving Credit Commitment; provided, however, that after giving effect to any U.K. Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Total Cap at such time, (ii) the aggregate Outstanding Amount of the U.K. Revolving Credit Loans of any U.K. Revolving Credit Lender, plus such U.K. Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all U.K. L/C Obligations shall not exceed such U.K. Revolving Credit Lender’s U.K. Revolving Credit Commitment and (iii) the Total U.K. Revolving Credit Outstandings shall not exceed the lesser of (x) the U.K. Revolving Credit Facility and (y) the Net Total Available U.K. Borrowing Base. Within the limits of each U.K. Revolving

Credit Lender’s U.K. Revolving Credit Commitment, and subject to the other terms and conditions hereof, the U.K. Borrower may borrow under this Section 2.01(c), prepay under Section 2.04, and reborrow under this Section 2.01(c). U.K. Revolving Credit Loans denominated in Pounds Sterling shall be U.K. Base Rate Loans and U.K. Revolving Credit Loans denominated in Dollars shall be Base Rate Loans or SOFR Loans, in each case, as further provided herein.
(d)    U.S. Overadvances. If the aggregate Outstanding Amount of the U.S. Revolving Credit Loans, U.S. Swingline Loans and U.S. L/C Obligations exceed the Net Total Available U.S. Borrowing Base at any time, the excess amount (a “U.S. Overadvance”) shall be payable by U.S. Borrowers within one Business Day of a demand by the Administrative Agent, but all such excess U.S. Overadvances shall nevertheless constitute U.S. Finance Obligations secured by the U.S. Collateral and entitled to all benefits of the Loan Documents. Unless its authority has been revoked in writing by Required U.S. Lenders, the Administrative Agent may require the U.S. Revolving Credit Lenders to honor requests for U.S. Overadvance Loans and to forbear from requiring the U.S. Borrowers to cure a U.S. Overadvance, when no other Event of Default is known to the Administrative Agent to have occurred and be continuing, as long as (i) the U.S. Overadvance does not continue for more than 45 consecutive days (and no U.S. Overadvance may exist for at least five consecutive days thereafter before further U.S. Overadvance Loans are required), (ii) the U.S. Overadvance is not known by the Administrative Agent to exceed ten percent (10%) of the Total Available U.S. Borrowing Base, and (iii) the U.S. Overadvance is not known by the Administrative Agent to exceed, when taken together with all Canadian Overadvances, all U.K. Overadvances and all Protective Advances, ten percent (10%) of the Total Available U.S. Borrowing Base. In no event shall the Administrative Agent require the U.S. Revolving Credit Lenders to honor requests for additional U.S. Overadvance Loans that would cause the (A) the aggregate Outstanding Amount of the U.S. Revolving Credit Loans of any U.S. Revolving Credit Lender, plus such U.S. Revolving Credit Lender’s Applicable Adjusted Percentage of the Outstanding Amount of all U.S. L/C Obligations and U.S. Swingline Loans to exceed such U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment, or (B) the Total U.S. Revolving Credit Outstandings to exceed (x) the U.S. Revolving Credit Facility minus (y) the Availability Reserve to the extent attributable to the U.S. Loan Parties or the U.S. Collateral in the Administrative Agent’s Credit Judgment at such time. Any funding of a U.S. Overadvance Loan or sufferance of a U.S. Overadvance shall not constitute a waiver by the Administrative Agent or the Revolving Credit Lenders of the Event of Default caused thereby. In no event shall any Borrower or other Loan Party be deemed a beneficiary of this Section 2.01(d) nor authorized to enforce any of its terms.
(e)    Canadian Overadvances. If the aggregate Outstanding Amount of the Canadian Revolving Credit Loans, Canadian Swingline Loans and Canadian L/C Obligations exceed the Net Total Available Canadian Borrowing Base at any time, the excess amount (a “Canadian Overadvance”) shall be payable by the Parent Borrower within one Business Day of a demand by the Administrative Agent, but all such excess Canadian Overadvances shall nevertheless constitute Canadian Finance Obligations secured by the Collateral and entitled to all benefits of the Loan Documents. Unless its authority has been revoked in writing by the Required Canadian Lenders, the Administrative Agent may require the Canadian Revolving Credit Lenders to honor requests for Canadian Overadvance Loans and to forbear from requiring the Parent Borrower to cure a Canadian Overadvance, when no other Event of Default is known to the Administrative Agent to have occurred and be continuing, as long as (i) the Canadian Overadvance does not continue for more than 45 consecutive days (and no Canadian Overadvance may exist for at least five consecutive days thereafter before further Canadian Overadvance Loans are required), (ii) the Dollar Equivalent of the Canadian Overadvance is not known by the Administrative Agent to exceed ten percent (10%) of the Total Available Canadian Borrowing Base, and (iii) the Dollar Equivalent of the Canadian Overadvance is not known by the Administrative Agent to exceed, when taken together with all U.S. Overadvances, all U.K. Overadvances and all Protective Advances, ten percent (10%) of the Total Available Canadian Borrowing Base. In no event shall the Administrative

Agent require the Canadian Revolving Credit Lenders to honor requests for additional Canadian Overadvance Loans that would cause the (A) the aggregate Outstanding Amount of the Canadian Revolving Credit Loans of any Canadian Revolving Credit Lender, plus such Canadian Revolving Credit Lender’s Applicable Adjusted Percentage of the Outstanding Amount of all Canadian L/C Obligations and Canadian Swingline Loans to exceed such Canadian Revolving Credit Lender’s Canadian Revolving Credit Commitment, or (B) the Total Canadian Revolving Credit Outstandings to exceed (x) the Canadian Revolving Credit Facility minus (y) the Availability Reserve to the extent attributable to the Canadian Loan Parties or the Canadian Collateral in the Administrative Agent’s Credit Judgment at such time. Any funding of a Canadian Overadvance Loan or sufferance of a Canadian Overadvance shall not constitute a waiver by the Administrative Agent or the Revolving Credit Lenders of the Event of Default caused thereby. In no event shall any Borrower or other Loan Party be deemed a beneficiary of this Section 2.01(e) nor authorized to enforce any of its terms.
(f)    U.K. Overadvances. If the aggregate Outstanding Amount of the U.K. Revolving Credit Loans, U.K. Swingline Loans and U.K. L/C Obligations exceed the Net Total Available U.K. Borrowing Base at any time, the excess amount (a “U.K. Overadvance”) shall be payable by the U.K. Borrower within one Business Day of a demand by the Administrative Agent, but all such excess U.K. Overadvances shall nevertheless constitute U.K. Finance Obligations secured by the Collateral and entitled to all benefits of the Loan Documents. Unless its authority has been revoked in writing by the Required U.K. Lenders, the Administrative Agent may require the U.K. Revolving Credit Lenders to honor requests for U.K. Overadvance Loans and to forbear from requiring the U.K. Borrower to cure a U.K. Overadvance, when no other Event of Default is known to the Administrative Agent to have occurred and be continuing, as long as (i) the U.K. Overadvance does not continue for more than 45 consecutive days (and no U.K. Overadvance may exist for at least five consecutive days thereafter before further U.K. Overadvance Loans are required), (ii) the U.K. Overadvance is not known by the Administrative Agent to exceed ten percent (10%) of the Total Available U.K. Borrowing Base, and (iii) the Dollar Equivalent of the U.K. Overadvance is not known by the Administrative Agent to exceed, when taken together with all U.S. Overadvances, all Canadian Overadvances and all U.K. Protective Advances, ten percent (10%) of the Total Available U.K. Borrowing Base. In no event shall the Administrative Agent require the U.K. Revolving Credit Lenders to honor requests for additional U.K. Overadvance Loans that would cause the (A) the aggregate Outstanding Amount of the U.K. Revolving Credit Loans of any U.K. Revolving Credit Lender, plus such U.K. Revolving Credit Lender’s Applicable Adjusted Percentage of the Outstanding Amount of all U.K. L/C Obligations and U.K. Swingline Loans to exceed such U.K. Revolving Credit Lender’s U.K. Revolving Credit Commitment, or (B) the Total U.K. Revolving Credit Outstandings to exceed (x) the U.K. Revolving Credit Facility minus (y) the Availability Reserve to the extent attributable to the U.K. Loan Parties or the U.K. Collateral in the Administrative Agent’s Credit Judgment at such time. Any funding of a U.K. Overadvance Loan or sufferance of a U.K. Overadvance shall not constitute a waiver by the Administrative Agent or the Revolving Credit Lenders of the Event of Default caused thereby. In no event shall any Borrower or other Loan Party be deemed a beneficiary of this Section 2.01(f) nor authorized to enforce any of its terms.
(g)    Protective Advances.
(i)    Authorization for Protective Advances. Subject to the terms and conditions set forth herein, the Administrative Agent is hereby authorized by the Borrowers and each Revolving Credit Lender from time to time in the Administrative Agent’s reasonable discretion, (A) after the occurrence and during the continuance of an Event of Default or (B) at any time that any of the other applicable conditions precedent set forth in Section 4.02 have not been satisfied, to make (x) U.S. Revolving Credit Loans not to exceed, when taken together with all Canadian Overadvances, U.K. Overadvances, U.S. Overadvances, Canadian Protective

Advances and U.K. Protective Advances, ten percent (10%) of the Total Available U.S. Borrowing Base, to the U.S. Borrowers, jointly and severally, on behalf of the U.S. Revolving Credit Lenders (any of the advances described in this Section 2.01(g)(i)(B)(x) being herein referred to as “U.S. Protective Advances”), (y) Canadian Revolving Credit Loans not to exceed, when taken together with all Canadian Overadvances, U.S. Overadvances, U.K. Overadvances, U.S. Protective Advances and U.K. Protective Advances, ten percent (10%) of the Total Available Canadian Borrowing Base, to the Parent Borrower, on behalf of the Canadian Revolving Credit Lenders (any of the advances described in this Section 2.01(g)(i)(B)(y) being herein referred to as “Canadian Protective Advances”) or (z) U.K. Revolving Credit Loans not to exceed, when taken together with all U.K. Overadvances, U.S. Overadvances, Canadian Overadvances, U.S. Protective Advances and Canadian Protective Advances, ten percent (10%) of the Total Available U.K. Borrowing Base, to the U.K. Borrower, on behalf of the U.K. Revolving Lenders (any of the advances described in this Section 2.01(g)(i)(B)(z) being referred to as “U.K. Protective Advances” and, together with U.S. Protective Advances and Canadian Protective Advances, “Protective Advances”), in each case, which the Administrative Agent in each case deems reasonably necessary (1) to preserve or protect all or any portion of the Collateral, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Revolving Credit Loans and other Finance Obligations or (3) to pay any amount chargeable to the Borrowers or any other Loan Party pursuant to the terms of this Agreement and the other Finance Documents; provided that the Required Revolving Lenders may at any time revoke the Administrative Agent’s authorization contained in this Section 2.01(g)(i) to make Protective Advances, any such revocation to be in writing and to become effective prospectively upon the Administrative Agent’s receipt thereof; and provided, further, that the Administrative Agent shall not knowingly make Protective Advances which would cause (1) the Total Revolving Credit Outstandings at such time to exceed the Revolving Credit Facility, (2) the Total Canadian Revolving Credit Outstandings at any time to exceed the Canadian Revolving Credit Facility, (3) the Total U.K. Revolving Credit Outstandings at any time to exceed the U.K. Revolving Credit Facility or (4) the Total U.S. Revolving Credit Outstandings at any time to exceed the U.S. Revolving Credit Facility. Protective Advances shall constitute Revolving Credit Loans and shall bear interest as Base Rate Loans, Canadian Base Rate Loans or SOFR Loans, as applicable. Immediately upon the making of a Protective Advance, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Administrative Agent a risk participation in such Protective Advance in an amount equal to the product of such Revolving Credit Lender’s Applicable Adjusted Percentage multiplied by the amount of such Protective Advance.
(ii)    Maturity of Protective Advances. The principal amount of all Protective Advances shall be due and payable on the earliest of (A) one Business Day following demand for payment made by the Administrative Agent to the Borrower Representative, (B) the Maturity Date, (C) the occurrence of any bankruptcy or similar proceeding under any Debtor Relief Law with respect to any Borrower or (D) the acceleration of any Loan or the termination of the Commitments pursuant to Section 8.02.
(iii)    Refinancing of Protective Advances.
(A)    The Administrative Agent at any time in its sole and absolute discretion may request, on behalf of the Borrowers, jointly and severally (and each Borrower hereby irrevocably authorizes the Administrative Agent to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan, a Canadian Base Rate Loan or a SOFR Loan, as applicable, in an amount equal to such Revolving Credit Lender’s Applicable Percentage of the amount of Protective Advances then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, Canadian Base Rate Loans or SOFR Loans, as applicable. The Administrative Agent shall furnish the Borrower Representative with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Revolving Credit Lenders. Each Revolving Credit Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent for its account in immediately available funds at the Administrative Agent’s Office not later than 1:00 P.M. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.01(g)(iii)(B), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers, jointly and severally, in such amount.
(B)    If for any reason any Protective Advance cannot be refinanced by such a Borrowing in accordance with Section 2.01(g)(iii)(A), the request for Base Rate Loans, Canadian Base Rate Loans or SOFR Loans, as applicable, submitted by the Administrative Agent as set forth herein shall be deemed to be a request by the Administrative Agent that each of the Revolving Credit Lenders fund its risk participation in the relevant Protective Advance and each Revolving Credit Lender’s payment to the Administrative Agent pursuant to Section 2.01(g)(iii)(A) shall be deemed payment in respect of such participation.
(C)    If any Revolving Credit Lender fails to make available to the Administrative Agent any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.01(g)(iii) by the time specified in Section 2.01(g)(iii), the Administrative Agent shall be entitled to recover from such Revolving Credit Lender, on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Administrative Agent at a rate per annum equal to the greater of the Federal Funds Rate and the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan included in the relevant Borrowing or funded participation in the relevant Protective Advance, as the case may be. A certificate of the Administrative Agent submitted to any Revolving Credit Lender with respect to any amounts owing under this clause (C) shall be conclusive absent manifest error.
(D)    Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Protective Advances pursuant to this Section 2.01(g)(iii) shall be absolute and unconditional and shall not be affected by any circumstance, including (x) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the Administrative Agent, any Borrower or any other Person for any reason whatsoever, (y) the occurrence or continuance of a Default or (z) any other occurrence, event or condition, whether or not similar to any of the foregoing.
(iv)    Repayment of Participations.

(A)    At any time after any Revolving Credit Lender has purchased and funded a risk participation in an Protective Advance, if the Administrative Agent receives any payment on account of such Protective Advance, the Administrative Agent will distribute to such Revolving Credit Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.
(B)    If any payment received by the Administrative Agent in respect of principal or interest on any Protective Advance is required to be returned by the Administrative Agent under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Administrative Agent in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The obligations of the Revolving Credit Lenders under this clause shall survive the payment in full of the Senior Credit Obligations and the termination of this Agreement.
(v)    Interest for Account of Administrative Agent. The Administrative Agent shall be responsible for invoicing the Borrower Representative for interest on the Protective Advances. Until each Revolving Credit Lender funds its Base Rate Loan, Canadian Base Rate Loan or SOFR Loan, as applicable, or risk participation pursuant to this Section 2.01(g) to refinance such Revolving Credit Lender’s Applicable Percentage of any Protective Advance, interest in respect of such Applicable Percentage shall be solely for the account of the Administrative Agent.
(vi)    Payments Directly to Administrative Agent. The Borrowers shall make all payments of principal and interest in respect of the Protective Advances directly to the Administrative Agent for its own account.
(h)    U.S. Swingline Borrowings. Subject to the terms and conditions set forth herein, the U.S. Swingline Lender agrees to make loans (each such loan, a “U.S. Swingline Loan”) in Dollars to the U.S. Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the U.S. Swingline Sublimit; provided, however, that after giving effect to any U.S. Swingline Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Total Cap at such time, (ii) the aggregate Outstanding Amount of all U.S. Swingline Loans shall not exceed the U.S. Swingline Sublimit, (iii) the aggregate Outstanding Amount of all U.S. Swingline Loans plus the aggregate Outstanding Amount of all Canadian Swingline Loans and U.K. Swingline Loans shall not exceed the Total Swingline Sublimit, and (iv) the Total U.S. Revolving Credit Outstanding shall not exceed the lesser of (x) the U.S. Revolving Credit Facility and (y) the Net Total Available U.S. Borrowing Base. Within the limits of the U.S. Swingline Sublimit, and subject to the other terms and conditions hereof, the U.S. Borrowers may borrow under this Section 2.01(h), prepay under Section 2.04, and reborrow under this Section 2.01(h). U.S. Swingline Loans shall be Base Rate Loans, shall (without duplication) constitute U.S. Revolving Credit Loans and shall bear interest at the Base Rate. Immediately upon the making of a U.S. Swingline Loan, each U.S. Revolving Credit Lender shall be deemed, and hereby irrevocably and unconditionally agrees to, purchase from the U.S. Swingline Lender a risk participation in such U.S. Swingline Loan in an amount equal to the product of such U.S. Revolving Credit Lender’s Applicable Adjusted Percentage multiplied by the amount of such U.S. Swingline Loan.
(i)    Canadian Swingline Borrowings. Subject to the terms and conditions set forth herein, the Canadian Swingline Lender severally agrees to make loans (each such loan, a “Canadian

Swingline Loan”) in Dollars, Canadian Dollars and Pounds Sterling to the Canadian Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the Canadian Swingline Sublimit; provided, however, that after giving effect to any Canadian Swingline Borrowing, (i) the Total Revolving Credit Outstanding shall not exceed the Total Cap at such time, (ii) the aggregate Outstanding Amount of the Canadian Swingline Loans shall not exceed the Canadian Swingline Sublimit, (iii) the aggregate Outstanding Amount of all U.S. Swingline Loans plus the aggregate Outstanding Amount of all Canadian Swingline Loans and U.K. Swingline Loans shall not exceed the Total Swingline Sublimit, and (iv) the Total Canadian Revolving Credit Outstanding shall not exceed the lesser of (x) the Canadian Revolving Credit Facility and (y) the Net Total Available Canadian Borrowing Base. Within the limits of the Canadian Swingline Sublimit, and subject to the other terms and conditions hereof, the Parent Borrower may borrow under this Section 2.01(i), prepay under Section 2.04, and reborrow under this Section 2.01(i). Canadian Swingline Loans denominated in Canadian Dollars shall be BA Rate Loans, Canadian Swingline Loans denominated in Pounds Sterling shall be U.K. Base Rate Loans and Canadian Swingline Loans denominated in Dollars shall be Canadian Base Rate Loans. Canadian Swingline Loans shall (without duplication) constitute Canadian Revolving Credit Loans and shall bear interest at the BA Rate, Canadian Base Rate or U.K. Base Rate, as applicable. Immediately upon the making of a Canadian Swingline Loan, each Canadian Revolving Credit Lender shall be deemed, and hereby irrevocably and unconditionally agrees to, purchase from the Canadian Swingline Lender a risk participation in such Canadian Swingline Loan in an amount equal to the product of such Canadian Revolving Credit Lender’s Applicable Adjusted Percentage multiplied by the amount of such Canadian Swingline Loan.
(j)    U.K. Swingline Borrowings. Subject to the terms and conditions set forth herein, the U.K. Swingline Lender severally agrees to make loans (each such loan, a “U.K. Swingline Loan”) in Dollars and Pounds Sterling to the U.K. Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the U.K. Swingline Sublimit; provided, however, that after giving effect to any U.K. Swingline Borrowing, (i) the Total Revolving Credit Outstanding shall not exceed the Total Cap, (ii) the aggregate Outstanding Amount of the U.K. Swingline Loans shall not exceed the U.K. Swingline Sublimit, (iii) the aggregate Outstanding Amount of all U.K. Swingline Loans plus the aggregate Outstanding Amount of all U.S. Swingline Loans and Canadian Swingline Loans shall not exceed the Total Swingline Sublimit, and (iv) the Total U.K. Revolving Credit Outstanding shall not exceed the lesser of (x) the U.K. Revolving Credit Facility and (y) the Net Total Available U.K. Borrowing Base. Within the limits of the U.K. Swingline Sublimit, and subject to the other terms and conditions hereof, the U.K. Borrower may borrow under this Section 2.01(j), prepay under Section 2.04, and reborrow under this Section 2.01(j). U.K. Swingline Loans denominated in Dollars and Pounds Sterling shall be U.K. Base Rate Loans. U.K. Swingline Loans shall (without duplication) constitute U.K. Revolving Credit Loans and shall bear interest at the U.K. Base Rate. Immediately upon the making of a U.K. Swingline Loan, each U.K. Revolving Credit Lender shall be deemed, and hereby irrevocably and unconditionally agrees to, purchase from the U.K. Swingline Lender a risk participation in such U.K. Swingline Loan in an amount equal to the product of such U.K. Revolving Credit Lender’s Applicable Adjusted Percentage multiplied by the amount of such U.K. Swingline Loan.
Section 2.02.    Borrowings, Conversions and Continuations of Loans.
(a)    Each Borrowing, each conversion of Revolving Credit Loans from one Type to the other, and each continuation of SOFR Loans, U.K. Base Rate Loans denominated in Pounds Sterling or BA Rate Loans shall be made upon the Borrower Representative’s (on its own behalf and on behalf of all other Borrowers) irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 1:00 P.M. (i) three U.S. Government Securities Business Days prior to the requested date of any Borrowing of, conversion to or continuation of SOFR Loans, or of any permitted conversion of such SOFR Loans to Base Rate Loans, as the case may be, (ii) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of U.K. Base Rate Loans denominated in Pounds Sterling or BA Rate Loans or of any permitted conversion of such BA Rate Loans to Canadian Base Rate Loans, as the case may be, and (iii) on the requested date of any Borrowing of Base Rate Loans (other than U.K. Base Rate Loan denominated in Pounds Sterling) or Canadian Base Rate Loans. Each telephonic notice by the Borrower Representative pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower Representative. Each Borrowing of, conversion to or continuation of SOFR Loans or BA Rate Loans shall be in a principal amount of $1,000,000, Cdn. $1,000,000 or £1,000,000 or a whole multiple of $500,000, Cdn. $500,000 or £500,000, as applicable, in excess thereof. Except as provided in Section 2.01(g)(ii) or Section 2.03(c), each Borrowing of or conversion to Base Rate Loans or Canadian Base Rate Loans shall be in a principal amount of $500,000 or Cdn. $500,000 or a whole multiple of $100,000 or Cdn. $100,000, as applicable, in excess thereof (or, if less, the remaining unused portion of the U.S. Revolving Credit Facility in the case of a U.S. Revolving Credit Loan, the remaining unused portion of the Canadian Revolving Credit Facility in the case of a Canadian Revolving Credit Loan or the remaining unused portion of the U.K. Revolving Credit Facility in the case of a U.K. Revolving Credit Loan). Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether a Borrower is requesting a Revolving Credit Borrowing, a Swingline Borrowing, a conversion of Revolving Credit Loans from one Type to the other, or a continuation of SOFR Loans or BA Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day or a U.S. Government Securities Business Day, as applicable), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Revolving Credit Loans or Swingline Loans to be borrowed or to which existing Revolving Credit Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) if applicable, the currency of the Borrowing, continuation or conversion. If the Borrower Representative fails to specify a Type of Loan in a Committed Loan Notice or if the Borrower Representative fails to give a timely notice requesting a conversion or continuation, then the applicable Revolving Credit Loans shall be made as, or converted to, Base Rate Loans (in the case of U.S. Revolving Credit Loans and U.K. Revolving Credit Loans denominated in Dollars), Canadian Base Rate Loans (in the case of Canadian Revolving Credit Loans denominated in Dollars), BA Rate Loans (in the case of Canadian Revolving Credit Loans denominated in Canadian Dollars) and U.K. Base Rate Loans (in the case of U.K. Revolving Credit Loans or Canadian Revolving Credit Loans denominated in Pounds Sterling). Any such automatic conversion to Base Rate Loans, Canadian Base Rate Loans or U.K. Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Loans or BA Rate Loans. If the Borrower Representative requests a Borrowing of, conversion to, or continuation of SOFR Loans or BA Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.
(b)    Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each applicable Revolving Credit Lender of the amount of its Applicable Percentage under the applicable Facility of the applicable Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrower Representative, the Administrative Agent shall notify each applicable Revolving Credit Lender of the details of any automatic conversion to Base Rate Loans, Canadian Base Rate Loans or BA Rate Loans, as applicable, described in Section 2.02(a). In the case of a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Revolving Credit Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 3:00 P.M. on the Business Day or U.S. Government Securities Business Day, as applicable, specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (i)

crediting the account of such Borrower on the books of Wells Fargo Bank with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower Representative; provided, however, that if, on the date a Committed Loan Notice with respect to a Revolving Credit Borrowing is given by the Borrower Representative, there are L/C Borrowings outstanding under the applicable Facility, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to such Borrower as provided above.
(c)    Except as otherwise provided herein, a SOFR Loan and a BA Rate Loan may be continued or converted only on the last day of an Interest Period for such SOFR Loan or BA Rate Loan. Upon the occurrence and during the continuance of an Event of Default, (i) no Revolving Credit Loans to the U.S. Borrowers may be requested as, converted to or continued as SOFR Loans without the consent of the Required U.S. Lenders, (ii) no Revolving Credit Loans to the Parent Borrower may be requested as, converted to or continued as SOFR Loans or BA Rate Loans without the consent of the Required Canadian Lenders and (iii) no Revolving Credit Loans to the U.K. Borrower may be requested as, converted to or continued as SOFR Loans without the consent of the Required U.K. Lenders.
(d)    Upon the request of the Borrower Representative, the Administrative Agent shall promptly notify the Borrower Representative and the applicable Revolving Credit Lenders of the interest rate applicable to any Interest Period for SOFR Loans or BA Rate Loans. At any time that Base Rate Loans, Canadian Base Rate Loans or U.K. Base Rate Loans are outstanding, upon the request of the Borrower Representative, the Administrative Agent shall notify the Borrower Representative and the applicable Revolving Credit Lenders of Wells Fargo Bank’s or the Canadian Reference Bank’s, as applicable, base rate or prime rate then in effect.
(e)    After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to the other, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than 10 Interest Periods in effect in respect of the Revolving Credit Facility.
(f)    Anything in this Section 2.02 to the contrary notwithstanding, (i) no Revolving Credit Loan denominated in Dollars may be borrowed, converted into or maintained as a BA Rate Loan, (ii) [reserved], (iii) no U.S. Revolving Credit Loan may be borrowed, converted into or maintained as a Canadian Base Rate Loan and (iv) the Borrowers may not select (A) SOFR Loans or the BA Rate Loans for the initial Credit Extension or (B) Interest Periods for SOFR Loans or BA Rate Loans that have a duration of more than one month prior to the Syndication Date.
(g)    All Borrowing requests which are not made on-line via the Administrative Agent’s electronic platform or portal shall be subject to (and unless the Administrative Agent elects otherwise in the exercise of its sole discretion, such Borrowing shall not be made until the completion of) the Administrative Agent’s authentication process (with results satisfactory to the Administrative Agent) prior to the funding of any such requested Revolving Credit Loan. At the Administrative Agent’s option, the Administrative Agent may elect to accept telephonic notice of any such request by the required time. Any such telephonic request shall be irrevocable and to the extent required by the Administrative Agent, shall be confirmed in writing by hand delivery, facsimile (or other form of electronic transmission, including on-line via the Administrative Agent’s electronic platform or portal, as the Administrative Agent may specify for such purpose) to the Administrative Agent within twenty-four (24) hours of the giving of such telephonic notice and signed (or otherwise authenticated) by the Borrower making such request or Borrower Representative on behalf of such Borrower. The failure to provide such written confirmation shall not affect the validity of the request.

Section 2.03.    Letters of Credit.
(a)    The Letter of Credit Commitment.
(i)    Subject to the terms and conditions set forth herein, (A) each U.S. L/C Issuer, in reliance upon the agreements of the U.S. Revolving Credit Lenders set forth in this Section 2.03, (1) agrees to (with respect to the U.S. Borrowers and their U.S. Subsidiaries) and may (with respect to Foreign Subsidiaries) from time to time on any business Day during the period from the Restatement Effective Date until the Letter of Credit Expiration Date, issue U.S. Letters of Credit for which a U.S. Borrower is the applicant and a U.S. Borrower or (subject to Section 2.03(1)) any of their U.S. Subsidiaries or Foreign Subsidiaries is an account party, and to amend or extend U.S. Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) agrees to honor drawings under the U.S. Letters of Credit; and (B) the U.S. Revolving Credit Lenders severally agree to participate in U.S. Letters of Credit and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any U.S. Letter of Credit, (v) the Total Revolving Credit Outstandings shall not exceed the Total Cap at such time, (w) the aggregate Outstanding Amount of the U.S. Revolving Credit Loans of any U.S. Revolving Credit Lender, plus such U.S. Revolving Credit Lender’s Applicable Adjusted Percentage of the Outstanding Amount of all U.S. L/C Obligations and U.S. Swingline Loans shall not exceed such U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment, (x) the Total U.S. Revolving Credit Outstandings shall not exceed the lesser of (I) the U.S. Revolving Credit Facility and (II) the Net Total Available U.S. Borrowing Base, (y) the Dollar Equivalent of the Outstanding Amount of the U.S. L/C Obligations shall not exceed the U.S. Letter of Credit Sublimit and (z) the Outstanding Amount of the U.S. L/C Obligations plus the Outstanding Amount of the Canadian L/C Obligations plus the Outstanding Amount of the U.K. L/C Obligations shall not exceed the Total Letter of Credit Sublimit; and, provided, further, that no U.S. Letter of Credit may be issued, amended or extended in a currency other than Dollars or, subject to the approval of the applicable U.S. L/C Issuer, any Approved Foreign Currency. Each request by the Borrower Representative on behalf of a U.S. Borrower for the issuance or amendment of a U.S. Letter of Credit shall be irrevocable and subject to the authentication procedures of the applicable U.S. L/C Issuer, and shall specify the account party for such U.S. Letter of Credit, and shall be deemed to be a representation by the Borrower Representative that the U.S. L/C Credit Extension so requested complies with the conditions set forth in the provisos to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the U.S. Borrowers’ ability to obtain U.S. Letters of Credit shall be fully revolving, and accordingly the U.S. Borrowers may, during the foregoing period, obtain U.S. Letters of Credit to replace U.S. Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Restatement Effective Date shall be subject to and governed by the terms and conditions hereof.
(ii)    Subject to the terms and conditions set forth herein, (A) each Canadian L/C Issuer, in reliance upon the agreements of the Canadian Revolving Credit Lenders set forth in this Section 2.03, (1) agrees (with respect to the Parent Borrower and its Canadian Subsidiaries) and may (with respect to its other Foreign Subsidiaries) from time to time on any Business Day during the period from the Restatement Effective Date until the Letter of Credit Expiration Date, to issue Canadian Letters of Credit for which the Parent Borrower is the applicant and the Parent Borrower or (subject to Section 2.03(1)) any of its Foreign Subsidiaries is an account party, and to amend or extend Canadian Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) agrees to honor drawings under the Canadian Letters of Credit; and (B) the Canadian Revolving Credit Lenders severally agree to participate in Canadian Letters of Credit and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Canadian Letter of Credit, (v) the Total Revolving Credit Outstandings shall not exceed the Total Cap at such time, (w) the aggregate Outstanding Amount of the Canadian Revolving Credit Loans of any Canadian Revolving Credit Lender, plus such Canadian Revolving Credit Lender’s Applicable Adjusted Percentage of the Outstanding Amount of all Canadian L/C Obligations and Canadian Swingline Loans shall not exceed such Canadian Revolving Credit Lender’s Canadian Revolving Credit Commitment, (x) the Total Canadian Revolving Credit Outstandings shall not exceed the lesser of (I) the Canadian Revolving Credit Facility and (II) the Net Total Available Canadian Borrowing Base, (y) the Outstanding Amount of the Canadian L/C Obligations shall not exceed the Canadian Letter of Credit Sublimit and (z) the Outstanding Amount of the U.S. L/C Obligations plus the Outstanding Amount of the Canadian L/C Obligations plus the Outstanding Amount of the U.K. L/C Obligations shall not exceed the Total Letter of Credit Sublimit; and provided, further, that no Canadian Letter of Credit may be issued, amended or extended in a currency other than Dollars, Canadian Dollars or Pounds Sterling or, subject to the approval of the applicable Canadian L/C Issuer, any Approved Foreign Currency. Each request by the Borrower Representative on behalf of the Parent Borrower for the issuance or amendment of a Canadian Letter of Credit shall be irrevocable and subject to the authentication procedures of the applicable Canadian L/C Issuer, and shall specify the account party for such Canadian Letter of Credit, and shall be deemed to be a representation by the Borrower Representative that the Canadian L/C Credit Extension so requested complies with the conditions set forth in the provisos to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Parent Borrower’s ability to obtain Canadian Letters of Credit shall be fully revolving, and accordingly the Parent Borrower may, during the foregoing period, obtain Canadian Letters of Credit to replace Canadian Letters of Credit that have expired or that have been drawn upon and reimbursed.
(iii)    Subject to the terms and conditions set forth herein, (A) each U.K. L/C Issuer, in reliance upon the agreements of the U.K. Revolving Credit Lenders set forth in this Section 2.03, (1) agrees (with respect to the U.K. Borrower and its U.K. Subsidiaries) and may (with respect to its other Foreign Subsidiaries) from time to time on any Business Day during the period from the Restatement Effective Date until the Letter of Credit Expiration Date, to issue U.K. Letters of Credit for which a U.K. Borrower is the applicant and a U.K. Borrower or (subject to Section 2.03(1)) any of its U.K. Subsidiaries or Foreign Subsidiaries is an account party, and to amend or extend U.K. Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) agrees to honor drawings under the U.K. Letters of Credit; and (B) the U.K. Revolving Credit Lenders severally agree to participate in U.K. Letters of Credit and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any U.K. Letter of Credit, (v) the Total Revolving Credit Outstandings shall not exceed the Total Cap at such time, (w) the aggregate Outstanding Amount of the U.K. Revolving Credit Loans of any U.K. Revolving Credit Lender, plus such U.K. Revolving Credit Lender’s Applicable Adjusted Percentage of the Outstanding Amount of all U.K. L/C Obligations and U.K. Swingline Loans shall not exceed such U.K. Revolving Credit Lender’s U.K. Revolving Credit Commitment, (x) the Total U.K. Revolving Credit Outstandings shall not exceed the lesser of (I) the U.K. Revolving Credit Facility and (II) the Net Total Available U.K. Borrowing Base, (y) the Outstanding Amount of the U.K. L/C Obligations shall not exceed the U.K. Letter of Credit Sublimit and (z) the Outstanding Amount of the U.S. L/C Obligations plus the Outstanding Amount of the Canadian L/C Obligations plus the Outstanding Amount of the U.K. L/C Obligations shall not exceed the Total Letter of Credit Sublimit; and provided, further, that no U.K. Letter of Credit may be issued, amended or extended in a currency other than Dollars or Pounds Sterling or, subject to the approval of the applicable U.K. L/C Issuer, any Approved Foreign Currency. Each request by the Borrower Representative on behalf of the U.K. Borrower for the issuance or amendment of a U.K. Letter of Credit shall be irrevocable and subject to the authentication procedures of the applicable U.K. L/C Issuer, and shall specify the account party for such U.K. Letter of Credit, and shall be deemed to be a representation by the Borrower Representative that the U.K. L/C Credit Extension so requested complies with the conditions set forth in the provisos to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the U.K. Borrower’s ability to obtain U.K. Letters of Credit shall be fully revolving, and accordingly the U.K. Borrower may, during the foregoing period, obtain U.K. Letters of Credit to replace U.K. Letters of Credit that have expired or that have been drawn upon and reimbursed.
(iv)    No U.S. L/C Issuer, Canadian L/C Issuer or U.K. L/C Issuer, as applicable, shall issue any Letter of Credit if:
(A)    subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months (or, in the case of any commercial Letter of Credit, 120 days) after the date of issuance, unless the Administrative Agent and such L/C Issuer has approved such expiry date; or
(B)    subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the U.S. Revolving Credit Lenders, Canadian Revolving Credit Lenders or U.K. Revolving Credit Lenders, as applicable (excluding in each case Defaulting Lenders), have approved such expiry date.
(v)    No L/C Issuer shall be under any obligation to issue any Letter of Credit if:
(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Restatement Effective Date and which the L/C Issuer in good faith deems material to it;
(B)    the issuance of such Letter of Credit would violate one or more established policies of the L/C Issuer applicable to letters of credit generally;
(C)    except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000, Cdn. $100,000 or £100,000, as applicable, in the case of a commercial Letter of Credit, or $500,000, Cdn. $500,000 or £500,000, as applicable, in the case of a standby Letter of Credit;
(D)    such Letter of Credit is to be denominated in a currency other than (1) in the case of a U.S. Letter of Credit, Dollars (except as provided by Section 2.03(a)(i)), (2) in the case of Canadian Letters of Credit, Dollars, Canadian Dollars or Pounds Sterling

(except as provided in Section 2.03(a)(ii)) or (3) in the case of U.K. Letters of Credit, Dollars or Pounds Sterling (except as provided in Section 2.03(a)(iii)); or
(E)    a default of any Revolving Credit Lender’s obligations to fund under Section 2.03(c) exists or any Revolving Credit Lender is at such time an Impacted Lender hereunder, unless the applicable L/C Issuer has entered into arrangements satisfactory to such L/C Issuer with the Borrower Representative or such Revolving Credit Lender to eliminate the L/C Issuer’s risk with respect to such Revolving Credit Lender; provided that, if any such L/C Issuer refuses to issue a Letter of Credit, such refusal shall not prohibit any Borrower from requesting any other L/C Issuer or Revolving Credit Lender to issue such Letter of Credit or any other L/C Issuer or Revolving Credit Lender from issuing such Letter of Credit.
(vi)    The applicable L/C Issuer shall not amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof; provided that, if any such L/C Issuer refuses to amend a Letter of Credit, such refusal shall not prohibit any Borrower from requesting any other L/C Issuer or Revolving Credit Lender to issue such Letter of Credit in its amended form or any other L/C Issuer or Revolving Credit Lender from issuing such Letter of Credit in its amended form.
(vii)    The applicable L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit; provided that, if any such L/C Issuer refuses to amend a Letter of Credit, such refusal shall not prohibit any Borrower from requesting any other L/C Issuer or Revolving Credit Lender to issue such Letter of Credit in its amended form or any other L/C Issuer or Revolving Credit Lender from issuing such Letter of Credit in its amended form.
(viii)    Each L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and such L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.
(b)    Procedures for Issuance and Amendment of Letters of Credit.
(i)    Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower Representative delivered to the applicable L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower Representative. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 2:00 P.M. at least three Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; (H) whether such Letter of Credit is requested to be a U.S. Letter of Credit, a Canadian Letter of Credit or a U.K. Letter of Credit and (I) such other matters as the applicable L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the applicable L/C Issuer may reasonably require. Additionally, the applicable Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the applicable L/C Issuer or the Administrative Agent may reasonably require.
(ii)    Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower Representative and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the applicable L/C Issuer has received written notice from any Appropriate Lender under the applicable Facility, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit or enter into the applicable amendment, as the case may be, in each case in accordance with the applicable L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each U.S. Letter of Credit, each U.S. Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable U.S. L/C Issuer a risk participation in such U.S. Letter of Credit in an amount equal to the product of such U.S. Revolving Credit Lender’s Applicable Adjusted Percentage times the amount of such U.S. Letter of Credit. Immediately upon the issuance of each Canadian Letter of Credit, each Canadian Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable Canadian L/C Issuer a risk participation in such Canadian Letter of Credit in an amount equal to the product of such Canadian Revolving Credit Lender’s Applicable Adjusted Percentage times the amount of such Canadian Letter of Credit. Immediately upon the issuance of each U.K. Letter of Credit, each U.K. Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable U.K. L/C Issuer a risk participation in such U.K. Letter of Credit in an amount equal to the product of such U.K. Revolving Credit Lender’s Applicable Adjusted Percentage times the amount of such U.K. Letter of Credit.
(iii)    If the Borrower Representative so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its reasonable discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that (x) any such Auto-Extension Letter of Credit must permit the applicable L/C Issuer to prevent any such extension at least once in each twelve-month period or, if shorter, during each renewal period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such period to be agreed upon at the time such Letter of Credit is issued and (y) such prior notice shall be deemed to have been given by the L/C Issuer on the effective date of its resignation as L/C Issuer in accordance with Section 10.06(g). Unless otherwise directed by the L/C Issuer, the Borrower Representative shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the applicable L/C Issuer shall not permit any such extension if (A) the applicable L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (iii) or (iv) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Credit Lender or the Borrower Representative that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the applicable L/C Issuer not to permit such extension.
(iv)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower Representative and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)    Drawings and Reimbursements; Funding of Participations.
(i)    Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Administrative Agent thereof. Not later than 11:00 A.M. on the date of any payment by the applicable L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the applicable Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the applicable Borrower fails to so reimburse such L/C Issuer by such time, such L/C Issuer shall notify the Administrative Agent who shall promptly notify each Appropriate Lender under the applicable Facility of the Honor Date, the Dollar Equivalent of the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Adjusted Percentage thereof. In such event, the applicable Borrower shall be deemed to have requested a Revolving Credit Borrowing of U.S. Base Rate Loans (in the case of U.S. Letters of Credit) or Canadian Base Rate Loans (in the case of Canadian Letters of Credit denominated in Dollars) or BA Rate Loans (in the case of Canadian Letters of Credit denominated in Canadian Dollars) or U.K. Base Rate Loans (in the case of U.K. Letters of Credit denominated in Dollars) or U.K. Base Rate Loans (in the case of U.K. Letters of Credit or Canadian Letters of Credit denominated in Pounds Sterling) or SOFR Loans (in the case of Letters of Credit denominated in an Approved Foreign Currency) to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans. Canadian Base Rate Loans and BA Rate Loans. Any notice given by an L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. In the case of a Letter of Credit denominated in Dollars, the applicable Borrower shall reimburse the applicable L/C Issuer in Dollars. In the case of a Letter of Credit denominated in Pounds Sterling, the applicable Borrower shall reimburse the applicable L/C Issuer in Pounds Sterling unless the Borrower Representative shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the applicable Borrower will reimburse such L/C Issuer in Dollars. In the case of a Letter of Credit denominated in Canadian Dollars, the applicable Borrower shall reimburse the applicable L/C Issuer in Canadian Dollars unless the Borrower Representative shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the applicable Borrower will reimburse such L/C Issuer in Dollars. In the case of a Letter of Credit denominated in an Approved Foreign Currency, the applicable Borrower shall reimburse the applicable L/C Issuer in such Approved Foreign Currency unless the Borrower Representative shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the applicable Borrower will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in Canadian Dollars or an Approved Foreign Currency, the applicable L/C Issuer shall notify the applicable Borrower and Administrative Agent of the Dollar Equivalent of the amount of the drawing promptly following the reasonable determination thereof.
(ii)    Each Appropriate Lender under the applicable Facility shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the applicable L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Adjusted Percentage of the Unreimbursed Amount not later than 1:00 P.M. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Appropriate Lender that so makes funds available shall be deemed to have made a Base Rate Loan, Canadian Base Rate Loan or BA Rate Loan, as applicable, to the applicable Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer.
(iii)    With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans (or Canadian Base Rate Loans or BA Rate Loans, as the case may be) because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the applicable Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable within one Business Day of the demand therefor (together with interest) and shall bear interest at the Default Rate. In such event, each Appropriate Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Credit Lender in satisfaction of its participation obligation under this Section 2.03.
(iv)    Until the applicable Appropriate Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any applicable Letter of Credit, interest in respect of such Revolving Credit Lender’s Applicable Adjusted Percentage of such amount shall be solely for the account of the applicable L/C Issuer.
(v)    Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse an L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against such L/C Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, (C) the failure to satisfy any condition set forth in Section 4.02 or (D) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of an L/C Advance shall relieve or otherwise impair the obligation of the applicable Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)    If any Appropriate Lender fails to make available to the Administrative Agent for the account of any L/C Issuer any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the applicable L/C Issuer shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the Overnight Rate, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of an L/C Issuer submitted to any Appropriate Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.
(d)    Repayment of Participations.
(i)    At any time after an L/C Issuer has made a payment under any Letter of Credit and has received from any Appropriate Lender such Revolving Credit Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from a Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Credit Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent (or the Dollar Equivalent thereof).
(ii)    If any payment received by the Administrative Agent for the account of an L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by an L/C Issuer in its reasonable discretion), each Appropriate Lender under the applicable Facility shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Adjusted Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Credit Lender, at a rate per annum equal to the Overnight Rate from time to time in effect. The obligations of the Revolving Credit Lenders under this clause shall survive the payment in full of the Senior Credit Obligations and the termination of this Agreement.
(e)    Obligations Absolute. The obligation of the Borrowers to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:
(i)    any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;
(ii)    the existence of any claim, counterclaim, setoff, defense or other right that any Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the applicable L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;
(iv)    any payment by the applicable L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the applicable L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or
(v)    any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any of their Subsidiaries.
The applicable Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower’s instructions or other irregularity, such Borrower will promptly notify the applicable L/C Issuer.
(f)    Role of L/C Issuer. Each Revolving Credit Lender and each Borrower agrees that, in paying any drawing under a Letter of Credit, no L/C Issuer shall have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable to any Revolving Credit Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders under the applicable Facility or the Required U.S. Revolving Lenders, Required U.K. Revolving Lenders or Required Canadian Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence, bad faith or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude such Borrowers’ pursuing such rights and remedies as it may have against the beneficiary or transferee at Law or under any other agreement. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of any L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, a Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to such Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which such Borrower proves were caused by such L/C Issuer’s willful misconduct, bad faith or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuers may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuers shall not be responsible for the validity or sufficiency of any instrument transferring or purporting to transfer a Letter of Credit or the rights or benefits thereunder, or assigning the proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.
(g)    Cash Collateral. Upon the request of the Administrative Agent, (i) if an L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing that has not been repaid or reimbursed in accordance with Section 2.03(c), or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the applicable Borrowers shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all applicable L/C Obligations in an amount equal to 105% of the L/C Obligations (in the case of L/C Obligations relating to Letters of Credit denominated in an Approved Foreign Currency) or 100% of the other L/C Obligations. Sections 2.04 and 8.02(iii) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Agreement and the other Loan Documents and notwithstanding anything to the contrary contained in this Agreement or any other Loan Documents, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the applicable L/C Issuers and the Appropriate Lenders, as collateral for the L/C Obligations, cash or deposit account balances (in Dollars or an Approved Foreign Currency reasonably acceptable to the Administrative Agent and the applicable L/C Issuer) in an amount equal to 105% of the L/C Obligations relating to Letters of Credit denominated in an Approved Foreign Currency or 100% of the other L/C Obligations, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the applicable L/C Issuers (which documents are hereby consented to by the Revolving Credit Lenders). Derivatives of such term have corresponding meanings. Each applicable Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuers and the Revolving Credit Lenders, a Lien in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Wells Fargo Bank, the Canadian Reference Bank or such other commercial bank to which the Administrative Agent may consent in its sole discretion. If at any time the Administrative Agent reasonably determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent (or such other commercial bank to which the Administrative Agent has consented as described in the preceding sentence) or that the total amount of such funds is less than the aggregate Outstanding Amount of all applicable L/C Obligations (or, in the case of any L/C Obligations relating to Letters of Credit denominated in an Approved Foreign Currency, 105% of such aggregate Outstanding Amount of such L/C Obligations), the Borrowers will, within one Business Day of demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount of L/C Obligations (or, in the case of any L/C Obligations relating to Letters of Credit denominated in an Approved Foreign Currency, 105% of such aggregate Outstanding Amount of such L/C Obligations), over (y) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the applicable L/C Issuer.
(h)    Applicability of ISP and UCP. Unless otherwise expressly agreed by an L/C Issuer and the applicable Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.
(i)    Letter of Credit Fees. The U.S. Borrowers shall pay to the Administrative Agent for the account of each Appropriate Lender in accordance with its Applicable Adjusted Percentage, and the Parent Borrower shall pay to the Administrative Agent for the account of each Appropriate Lender in accordance with its Applicable Adjusted Percentage, a Letter of Credit fee (the “Letter of Credit Fee”) equal to: (i) for each U.S. Letter of Credit, the Applicable Rate (determined without including the Credit Adjustment Spread, if applicable) times the daily amount available to be drawn under such U.S. Letter of Credit, (ii) for each Canadian Letter of Credit, the Applicable Rate (determined without including the Credit Adjustment Spread, if applicable) times the daily amount available to be drawn under such Canadian Letter of Credit and (iii) for each U.K. Letter of Credit, the Applicable Rate (determined without including the Credit Adjustment Spread, if applicable) times the daily amount available to be drawn under such U.K. Letter of Credit as applicable. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) due and payable in arrears on the first Business Day of each calendar quarter, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default under Section 8.01(a) shall have occurred and be continuing, all Letter of Credit Fees shall accrue at the Default Rate.
(j)    Fronting Fee and Documentary and Processing Charges to L/C Issuers. The Parent Borrower shall pay directly to each L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum of 0.125%, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable in arrears on the first Business Day after the end of each calendar quarter in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter within one Business Day of demand therefor. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Parent Borrower shall pay directly to the L/C Issuer for its own account the usual and customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable within one Business Day of demand and are nonrefundable.
(k)    Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(l)    Letters of Credit Issued for Subsidiaries. Notwithstanding that the account party for a Letter of Credit is one or more of the Subsidiaries of a Loan Party, the applicable Borrower shall be the applicant and shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. Each Borrower hereby acknowledges that the issuance of Letters of Credit for which the account party is one or more Subsidiaries of a Loan Party inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Subsidiaries.

(m)    Reporting. Each L/C Issuer other than Wells Fargo Bank will report in writing to the Administrative Agent (i) on the first Business Day of each week, the aggregate face amount of Letters of Credit issued by it and outstanding as of the last Business Day of the preceding week whether such Letters of Credit are U.S. Letters of Credit, U.K. Letters of Credit or Canadian Letters of Credit, and the currency in which such Letters of Credit are denominated, (ii) on or prior to each Business Day on which such L/C Issuer expects to issue, amend, renew or extend any Letter of Credit, the date of such issuance or amendment, and the aggregate face amount of Letters of Credit to be issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension whether such Letters of Credit are U.S. Letters of Credit, U.K. Letters of Credit or Canadian Letters of Credit, and the currency in which such Letters of Credit are denominated (and such L/C Issuer shall advise the Administrative Agent on such Business Day whether such issuance, amendment, renewal or extension occurred and whether the amount thereof changed), (iii) on each Business Day on which such L/C Issuer makes any L/C Disbursement, the date, currency and amount of such L/C Disbursement and (iv) on any Business Day on which any Borrower fails to reimburse an L/C Disbursement required to be reimbursed to such L/C Issuer on such day, the date and amount of such failure and the currency of such L/C Disbursement.
(n)    Indemnity. Each Primary Loan Party, jointly and severally, agrees to indemnify, defend and hold harmless each Indemnitee, each L/C Issuer and its branches, Affiliates and correspondents and each Related Party of any of the foregoing (each of the foregoing, including an Indemnitee, a “Letter of Credit Indemnitee”) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys (which shall be limited to one primary counsel and one local counsel in each applicable jurisdiction), experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any such Letter of Credit Indemnitee (other than Taxes, which shall be governed by other provisions of this Agreement) (the “Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of any Letter of Credit, any Issuer Document, or any document presented for purposes of drawing under any Letter of Credit, or any action or proceeding arising out of any of the foregoing (whether administrative, judicial or in connection with arbitration), in each case, including that resulting from such Letter of Credit Indemnitee’s own negligence; provided, that such indemnity shall not be available to any Letter of Credit Indemnitee claiming indemnification to the extent that such Letter of Credit Indemnified Costs may be finally determined in a final, non-appealable judgment of a court of competent jurisdiction to have resulted directly from the gross negligence, bad faith or willful misconduct of the Letter of Credit Indemnitee claiming indemnity. This indemnification provision shall survive termination of this Agreement and all Letters of Credit.
(o)    Responsibility of Borrowers. The applicable Borrowers are responsible for the final text of the Letter of Credit as issued by any L/C Issuer, irrespective of any assistance any L/C issuer may provide such as drafting or recommending text or by any L/C Issuer’s use or refusal to use text submitted by Borrowers. Borrowers understand that the final form of any Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by the applicable L/C Issuer, and Borrowers hereby consent to such revisions and changes not materially different from the application executed in connection therewith. The applicable Borrower is solely responsible for the suitability of the Letter of Credit for Borrowers’ purposes. If a Borrower (or Borrower Representative on behalf of such Borrower) requests any L/C Issuer to issue a Letter of Credit for an affiliated or unaffiliated third party (an “Account Party”), (i) such Account Party shall have no rights against such L/C Issuer, (ii) Borrowers shall be responsible for the application and obligations under this Agreement, and (iii) communications (including notices) related to the respective Letter of Credit shall be among the applicable L/C Issuer and Borrowers. The applicable Borrower will examine the copy of the Letter of Credit and any other documents sent by the applicable L/C Issuer in connection therewith and shall promptly notify such L/C Issuer (not later than two (2) Business Days following such Borrower’s receipt (or Borrower Representative’s receipt on behalf of such Borrower) of documents from such L/C Issuer) of any non-compliance with the instructions from such Borrower (or Borrower Representative on behalf of such Borrower) and of any discrepancy in any document under any presentment or other irregularity. With respect to any Auto-Extension Letter of Credit, the applicable L/C Issuer, in its sole and absolute discretion, may give notice of nonrenewal of such Auto-Extension Letter of Credit and, if a Borrower does not at any time want the then current expiration date of such Auto-Extension Letter of Credit to be extended, such Borrower (or Borrower Representative on behalf of such Borrower) will no notify the Administrative Agent and the applicable L/C Issuer at least thirty (30) calendar days before such L/C Issuer is required to notify the beneficiary of such Auto-Extension Letter of Credit or any advising bank of such non-extension pursuant to the terms of such Auto-Extension Letter of Credit.
(p)    Further Assurances. At Borrowers’ costs and expense, Borrowers shall execute and deliver to the applicable L/C Issuer such additional certificates, instruments and/or documents and take such additional action as may be reasonably requested by such L/C Issuer to enable such L/C Issuer to issue any Letter of Credit pursuant to this Agreement and the Issuer Documents, to protect, exercise and/or enforce such L/C Issuer’s rights and interests under this Agreement and the Issuer Documents and to give effect to the terms and provisions of this Agreement and the Issuer Documents. Each Borrower irrevocably appoints each L/C Issuer as its attorney-in-fact and authorizes such L/C Issuer, without notice to Borrowers, to execute and deliver ancillary documents and letters customary in the letter of credit business that may include but are not limited to advisements, indemnities, checks, bills of exchange and issuance documents, in each case, related to a Letter of Credit. The power of attorney granted by the Borrowers is limited solely to such actions related to the issuance, confirmation or amendment of any Letter of Credit and to ancillary documents or letters customary in the letter of credit business. This appointment is coupled with an interest and is irrevocable.
Section 2.04.    Prepayments.
(a)    Optional. The Borrowers may at any time or from time to time voluntarily prepay Revolving Credit Loans in whole or in part without premium or penalty; provided that (A) any prepayment of SOFR Loans, U.K. Base Rate Loans or BA Rate Loans shall be in a principal amount of $500,000, Cdn. $500,000 or £500,000, as applicable, or a whole multiple of $500,000, Cdn. $500,000 or £500,000, as applicable, in excess thereof; and (B) any prepayment of Base Rate Loans, Canadian Base Rate Loans or U.S. Base Rate Loans shall be in a principal amount of $500,000, Cdn. $500,000 or £500,000, as applicable, or a whole multiple of $500,000, Cdn. $500,000 or £500,000, as applicable, in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Any prepayment of a SOFR Loan pursuant to this Section 2.04(a) shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.
(b)    Mandatory.
(i)    Excess Outstandings. If for any reason the Total Revolving Credit Outstandings at any time exceed the Total Cap (except as a result of Overadvance Loans or Protective Advances permitted under Section 2.01), the Borrowers shall, within one Business Day after any of them becomes or should have become aware of such excess, prepay Swingline Loans, Revolving Credit Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than the L/C Borrowings) in an aggregate amount not to exceed such excess; provided, that, if the Borrowers so Cash Collateralize such L/C obligations, then the Administrative Agent shall, so long as no Event of Default has occurred and is continuing, remit the amounts subject to such Cash Collateralization to the Borrowers on the date such excess ceases to exist. If for any reason the Total U.S. Revolving Credit Outstandings at any time exceed the lesser of (x) the Net Total Available U.S. Borrowing Base at such time (except to the extent constituting U.S. Overadvance Loans permitted under Section 2.01(d) or U.S. Protective Advances permitted under Section 2.01(g)) and (y) the U.S. Revolving Credit Facility at such time, the U.S. Borrowers shall immediately prepay U.S. Revolving Credit Loans, the U.S. Swingline Loans and U.S. L/C Obligations or Cash Collateralize the U.S. L/C Obligations (other than the U.S. L/C Borrowings) in an aggregate amount equal to such excess; provided, that, if the Borrowers so Cash Collateralize such L/C obligations, then the Administrative Agent shall, so long as no Event of Default has occurred and is continuing, remit the amounts subject to such Cash Collateralization to the Borrowers on the date such excess ceases to exist. If for any reason the Total Canadian Revolving Credit Outstandings at any time exceed the lesser of (x) the Net Total Available Canadian Borrowing Base at such time (except to the extent constituting Canadian Overadvance Loans permitted under Section 2.01(e) or Canadian Protective Advances permitted under Section 2.01(g)) and (y) the Canadian Revolving Credit Facility at such time, the Parent Borrower shall, within one Business Day after any of them becomes or should have become aware of such excess, prepay Canadian Revolving Credit Loans, the Canadian Swingline Loans and Canadian L/C Obligations or Cash Collateralize the Canadian L/C Obligations (other than the Canadian L/C Borrowings) in an aggregate amount equal to such excess; provided, that, if the Parent Borrower so Cash Collateralizes such L/C Obligations, then the Administrative Agent shall, so long as no Event of Default has occurred and is continuing, remit the amounts subject to such Cash Collateralization to the Parent Borrower on the date such excess ceases to exist. If for any reason the Total U.K. Revolving Credit Outstandings at any time exceed the lesser of (x) the Net Total Available U.K. Borrowing Base at such time (except to the extent constituting U.K. Overadvance Loans permitted under Section 2.01(f) or U.K. Protective Advances permitted under Section 2.01(g)) and (y) the U.K. Revolving Credit Facility at such time, the Parent Borrower shall, within one Business Day after any of them becomes or should have become aware of such excess, prepay U.K. Revolving Credit Loans, the U.K. Swingline Loans and U.K. L/C Obligations or Cash Collateralize the U.K. L/C Obligations (other than the U.K. L/C Borrowings) in an aggregate amount equal to such excess; provided, that, if the Parent Borrower so Cash Collateralizes such L/C Obligations, then the Administrative Agent shall, so long as no Event of Default has occurred and is continuing, remit the amounts subject to such Cash Collateralization to the Parent Borrower on the date such excess ceases to exist.
(ii)    [Reserved].
(iii)    Cash Sweeps. The Revolving Credit Loans shall be prepaid from time to time as provided in Section 2.04 of the U.S. Security Agreement, Section 2.04 of the Canadian Security Agreement and Section 8.4(d) of the U.K. Security Agreement.
(iv)    Application to Revolving Credit Facility. Prepayments of the Revolving Credit Facility and the Swingline Loans made pursuant to this Section 2.04(b) shall be applied as follows:
(A)    With respect to prepayments resulting from a cash sweep contemplated by Section 2.04(b)(iii) hereof and Section 2.04 of the U.S. Security Agreement, such prepayments, first, shall be applied ratably to the U.S. Swingline Loans, the U.S. L/C Borrowings, the U.S. Overadvance Loans and U.S. Protective Advances, second, shall be applied ratably to the outstanding U.S. Revolving Credit Loans, and, third, shall be used to Cash Collateralize the remaining U.S. L/C Obligations; and the amount remaining, if any, after the prepayment in full of all U.S. L/C Borrowings, U.S. Swingline Loans and U.S. Revolving Credit Loans outstanding at such time and the Cash Collateralization of the remaining U.S. L/C Obligations in full may be retained by the U.S. Borrowers for use in the ordinary course of its business; provided that, so long as no Cash Dominion Event has occurred and is continuing, the Administrative Agent shall release all or any portion of such Cash Collateral upon the request of the Borrower Representative. Upon the drawing of any U.S. Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the U.S. Borrower or any other Loan Party) to reimburse the U.S. L/C Issuer or the U.S. Revolving Credit Lenders, as applicable.
(B)    With respect to prepayments resulting from a cash sweep contemplated by Section 2.04(b)(iii) hereof and Section 2.04 of the Canadian Security Agreement, such prepayments, first, shall be applied ratably to the Canadian Swingline Loans, the Canadian L/C Borrowings, the Canadian Overadvance Loans and Canadian Protective Advances, second, shall be applied ratably to the outstanding Canadian Revolving Credit Loans, and, third, shall be used to Cash Collateralize the remaining Canadian L/C Obligations; and the amount remaining, if any, after the prepayment in full of all Canadian L/C Borrowings, Canadian Swingline Loans and Canadian Revolving Credit Loans outstanding at such time and the Cash Collateralization of the remaining Canadian L/C Obligations in full may be retained by the Parent Borrower for use in the ordinary course of its business; provided that, so long as no Cash Dominion Event has occurred and is continuing, the Administrative Agent shall release all or any portion of such Cash Collateral upon the request of the Borrower Representative. Upon the drawing of any Canadian Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Parent Borrower or any other Loan Party) to reimburse the Canadian L/C Issuer or the Canadian Revolving Credit Lenders, as applicable.
(C)    With respect to prepayments resulting from a cash sweep contemplated by Section 2.04(b)(iii) hereof and Section 8.4(d) of the U.K. Security Agreement, such prepayments, first, shall be applied ratably to the U.K. Swingline Loans, the U.K. L/C Borrowings, the U.K. Overadvance Loans and U.K. Protective Advances, second, shall be applied ratably to the outstanding U.K. Revolving Credit Loans, and, third, shall be used to Cash Collateralize the remaining U.K. L/C Obligations; and the amount remaining, if any, after the prepayment in full of all U.K. L/C Borrowings, U.K. Swingline Loans and U.K. Revolving Credit Loans outstanding at such time and the Cash Collateralization of the remaining U.K. L/C Obligations in full may be retained by the Parent Borrower for use in the ordinary course of its business; provided that, so long as no Cash Dominion Event has occurred and is continuing, the Administrative Agent shall release all or any portion of such Cash Collateral upon the request of the Borrower Representative. Upon the drawing of any U.K. Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Parent Borrower or any other Loan Party) to reimburse the U.K. L/C Issuer or the U.K. Revolving Credit Lenders, as applicable.
Any prepayment of a SOFR Loan pursuant to this Section 2.04(b) shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.; provided, that, so long as no Event of Default has occurred and is continuing, if a prepayment of a SOFR Loan or a BA Rate Loan shall be required pursuant to this Section 2.04(b) on a day other than the last day of the Interest Period with respect thereto, the amounts otherwise required to be used to so prepay such SOFR Loan or a BA Rate Loan shall, upon the prior written request of the Borrower Representative, be held by the Administrative Agent as cash collateral until the last day of such Interest Period; provided, further, that, upon the request of the Borrowers, the Administrative Agent shall remit such cash collateral to the Borrowers prior to the last day of such Interest Period on the date requested by the Borrowers (x) if the Total Revolving Credit Outstandings are zero or (y) if the conditions precedent set forth in Section 4.02 are satisfied immediately before and after giving effect thereto, but (in the case of this clause (y)) not in an amount in excess of the maximum amount of the Revolving Credit Loans that the Borrowers would then be entitled to borrow under this Agreement on such date.
(c)    Prepayment Notices. Each prepayment made pursuant to this Section 2.04(a) shall be made upon notice to the Administrative Agent, which may be given by telephone (and if in writing shall be in the form of a Prepayment Notice appropriately completed and signed by a Responsible Officer of the applicable Borrower), which notice must be received by the Administrative Agent not later than 1:00 P.M. (x) three Business Days prior to any date of prepayment of SOFR Loans or BA Rate Loans and (y) on the date of prepayment of Base Rate Loans or Canadian Base Rate Loans. Each such notice shall specify the date and amount (and, if such notice is given in respect of a prepayment of Revolving Credit Loans under Section 2.04(b), the date and amount so specified shall be as required under Section 2.04(b), as the case may be) of such prepayment and the applicable Facility and Type(s) of Loans to be prepaid and, if SOFR Loans or BA Rate Loans are to be prepaid, the Interest Period(s) of such Revolving Credit Loans. Each telephonic notice by the applicable Borrower pursuant to this Section 2.04(a) must be confirmed promptly by delivery to the Administrative Agent of a written Prepayment Notice, appropriately completed and signed by a Responsible Officer of the Borrower Representative. The Administrative Agent will promptly notify each Revolving Credit Lender of its receipt of each such notice, and of the amount of such Revolving Credit Lender’s ratable portion of such prepayment (based on such Revolving Credit Lender’s Applicable Adjusted Percentage under the applicable Facility). If such notice is given by the Borrower Representative, the applicable Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a SOFR Loan or BA Rate Loan under this Section 2.04 shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be paid to the Revolving Credit Lenders in accordance with their respective Applicable Percentages in respect of the relevant Facilities in the manner described in Section 2.04(a) or (b), as applicable.
Section 2.05.    Termination or Reduction of Commitments.
(a)    Optional. The Borrowers may, upon notice by the Borrower Representative to the Administrative Agent, terminate the Revolving Credit Facility or the Letter of Credit Sublimit, or from time to time permanently reduce the Revolving Credit Facility or the Letter of Credit Sublimit; provided that (i) any such notice shall be irrevocable and shall be received by the Administrative Agent not later than 2:00 P.M. three Business Days prior to the date of termination or reduction except that such notice may state that such termination shall be conditioned upon the occurrence of the closing of a debt or equity issuance by a specified date and, such notice may be revoked if such closing does not occur by such specified date, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrowers shall not terminate or reduce (A) the U.S. Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total U.S. Revolving Credit Outstandings would exceed the U.S. Revolving Credit Facility, (B) the U.S. Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of U.S. L/C Obligations not fully Cash Collateralized hereunder would exceed the U.S. Letter of Credit Sublimit, (C) the Canadian Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Canadian Revolving Credit Outstandings would exceed the Canadian Revolving Credit Facility, (D) the Canadian Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of Canadian L/C Obligations not fully Cash Collateralized hereunder would exceed the Canadian Letter of Credit Sublimit, (E) the U.K. Revolving Credit Facility if, after giving effect thereto and any concurrent prepayments hereunder, the Total U.K. Revolving Credit Outstandings would exceed the U.K. Revolving Credit Facility and (F) the U.K. Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of U.K. L/C Obligations not fully Cash Collateralized hereunder would exceed the U.K. Letter of Credit Sublimit.
(b)    Mandatory.
(i)    If after giving effect to any reduction or termination of U.S. Revolving Credit Commitments under this Section 2.05, the U.S. Letter of Credit Sublimit exceeds the U.S. Revolving Credit Facility at such time, the U.S. Letter of Credit Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.
(ii)    If after giving effect to any reduction or termination of Canadian Revolving Credit Commitments under this Section 2.05, the Canadian Letter of Credit Sublimit exceeds the Canadian Revolving Credit Facility at such time, the Canadian Letter of Credit Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.
(iii)    If after giving effect to any reduction or termination of U.K. Revolving Credit Commitments under this Section 2.05, the U.K. Letter of Credit Sublimit exceeds the U.K. Revolving Credit Facility at such time, the U.K. Letter of Credit Sublimit, as the case may be, shall be automatically reduced by the amount of such excess.
(c)    Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of any Letter of Credit Sublimit or any Revolving Credit Commitment under this Section 2.05. Upon any reduction of the Revolving Credit Commitments, the Revolving Credit Commitment of each Appropriate Lender shall be reduced by such Revolving Credit Lender’s Applicable Percentage of such reduction amount. All fees in respect of the applicable Revolving Credit Facility accrued until the effective date of any termination of such Revolving Credit Facility shall be paid on the effective date of such termination.
Section 2.06.    Repayment of Revolving Credit Loans. The Borrowers shall repay to the Revolving Credit Lenders on the Maturity Date, in the same currency as advanced, the aggregate principal amount of all Revolving Credit Loans outstanding on such date. The Borrowers shall repay to the Swingline Lenders on the Maturity Date the aggregate outstanding principal amount of all Swingline Loans outstanding on such date.
Section 2.07.    Interest.
(a)    Stated Interest. Subject to the provisions of Section 2.07(b) and Section 2.14: (i) each SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted Term SOFR for such Interest Period plus the Applicable Rate for SOFR Loans; (ii) each BA Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the BA Rate for such Interest Period plus the Applicable Rate for BA Rate Loans; (iii) each U.S. Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the U.S. Base Rate plus the Applicable Rate for U.S. Base Rate Loans; (iv) each Canadian Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Canadian Base Rate plus the Applicable Rate for Canadian Base Rate Loans; and (v) each U.K. Base Rate Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the U.K. Base Rate plus the Applicable Rate for U.K. Base Rate Loans.
(b)    Default Interest.
(i)    If any amount of principal of any Revolving Credit Loan or Swingline Loan (other than Revolving Credit Loans of a Defaulting Lender for so long as it is a Defaulting Lender) is not paid when due, whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at an interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(ii)    If any amount (other than principal of any Revolving Credit Loan or Swingline Loan) payable by the Borrowers under any Loan Document is not paid when due (other than amounts owing to Defaulting Lenders for so long as it is a Defaulting Lender), whether at stated maturity, by acceleration or otherwise, then at the election of Administrative Agent or upon the request of the Required Revolving Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(iii)    Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable within one Business Day of demand therefor.
(c)    Payments of Interest. Interest on each Revolving Credit Loan and Swingline Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
(d)    Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Administrative Agent will promptly notify Borrower Representative and the Revolving Credit Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.
Section 2.08.    Fees. In addition to certain fees described in Sections 2.03(i) and (j):
(a)    Utilization Fee. The Borrowers shall pay to the Administrative Agent, for the account of each U.S. Revolving Credit Lender (other than a Defaulting Lender for any period during which it is a Defaulting Lender), a quarterly utilization fee equal to its Applicable Percentage of the product of (A) the quotient of (x) the Applicable Fee Rate multiplied by the amount, if any, by which the Average Revolving Credit Facility Balance during the applicable calendar quarter is less than the aggregate Revolving Credit Commitments then in effect (or, if terminated, in effect immediately prior to such termination) divided by 365 multiplied by (b) the number of days in the applicable quarter.
The utilization fee shall be calculated quarterly in arrears and if there is any change in the Applicable Fee Rate during any month, the daily amount shall be computed and multiplied by the Applicable Fee Rate for each period during which such Applicable Fee Rate was in effect. The utilization fee shall be payable in arrears on the first day of each calendar quarter and shall accrue at all times, including at any time during which one or more of the conditions in Article IV is not met.
(b)    Other Fees. The Parent Borrower shall pay to the Administrative Agent the fees in the amounts and at the times specified in the Fee Letter.
Section 2.09.    Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) All computations of interest for Base Rate Loans and Canadian Base Rate Loans when the Base Rate and/or Canadian Base Rate is determined by the Administrative Agent, as applicable, “prime rate” or “base rate”, and all BA Rate Loans, shall be made on the basis of a year of 365 days, as the case may be, and actual days elapsed. All other computations of interest and fees shall, unless otherwise provided, be made on the basis of a 360-day year and actual days elapsed (which results in more interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Revolving Credit Loan for the day on which the Revolving Credit Loan is made, and shall not accrue on a Revolving Credit Loan, or any portion thereof, for the day on which the Revolving Credit Loan or such portion is paid, provided that any Revolving Credit Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. For the purposes of the Interest Act (Canada) and disclosure thereunder, the yearly rate of interest to which any rate calculated on the basis of a period of time different from the actual number of days in the year (360 days, for example) is equivalent is the stated rate multiplied by the actual number of days in the year (365 days) and divided by the number of days in the shorter period (360 days, in the example). The rates of interest under this Agreement are nominal rates and not effective rates or yields. The principle of deemed reinvestment does not apply to any interest calculation under this Agreement. The Borrower acknowledges and confirms that:
(i)    this sub-clause (a) satisfies the requirements of Section 4 of the Interest Act (Canada) to the extent it applies to the expression or statement of any interest payable under any Loan Document; and
(ii)     each Loan Party is able to calculate the yearly rate or percentage of interest payable under any Loan Document based upon the methodology set out in this sub-clause (a).
The Borrower agrees not to, and to cause each Loan Party not to, plead or assert, whether by way of defence or otherwise, in any proceeding relating to the Loan Documents, that the interest payable thereunder and the calculation thereof has not been adequately disclosed to any Loan Party, whether pursuant to Section 4 of the Interest Act (Canada) or any other applicable Law or legal principle.
(b)    If, as a result of any restatement of or other adjustment to the financial statements of any Group Company or for any other reason, the Borrower Representative or the Revolving Credit Lenders determine that (i) Excess Availability as calculated by the Borrower Representative as of any applicable date was inaccurate and (ii) a proper calculation of such Excess Availability would have resulted in higher pricing for such period, the Borrower Representative shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Revolving Credit Lenders or the L/C Issuers, as the case may be, within one Business Day of demand therefor by the Administrative Agent (and in any event within five Business Days or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under any Debtor Relief Laws, automatically and without further action by the Administrative Agent, any Revolving Credit Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Revolving Credit Lender or any L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(i) or 2.07(b) or under Article VIII. The Borrower Representative’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Senior Credit Obligations hereunder.
Section 2.10.    Evidence of Debt. (a) The Credit Extensions made by each Revolving Credit Lender shall be evidenced by one or more accounts or records maintained by such Revolving Credit Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Revolving Credit Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Revolving Credit Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Senior Credit Obligations. In the event of any conflict between the accounts and records maintained by any Revolving Credit Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Revolving Credit Lender made through the Administrative Agent, the applicable Borrower shall execute and deliver to such Revolving Credit Lender (through the Administrative Agent) a Note, which shall evidence such Revolving Credit Lender’s Revolving Credit Loans in addition to such accounts or records. Each Revolving Credit Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
(b)    In addition to the accounts and records referred to in Section 2.10(a), each Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
Section 2.11.    Payments Generally; Administrative Agent’s Clawback.
(a)    General. All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided for herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Revolving Credit Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars, Canadian Dollars or Pounds Sterling, as the case may be, and in immediately available funds not later than 2:00 P.M. on the date specified herein. The Administrative Agent will promptly distribute to each Revolving Credit Lender its Applicable Adjusted Percentage in respect of the applicable Facility (or other applicable share as provided herein) of such payment in like funds in accordance with Section 2.11(g). All payments received by the Administrative Agent after 2:00 P.M. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)    Funding and Payments; Presumptions.
(i)    Funding by Revolving Credit Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Revolving Credit

Lender prior to the proposed date of any Borrowing of SOFR Loans or BA Rate Loans (or, in the case of any Borrowing of Base Rate Loans or Canadian Base Rate Loans, prior to 2:00 P.M. on the date of such Borrowing) that such Revolving Credit Lender will not make available to the Administrative Agent such Revolving Credit Lender’s share of such Borrowing, the Administrative Agent may assume that such Revolving Credit Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans or Canadian Base Rate Loans, that such Revolving Credit Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Revolving Credit Lender has not in fact made its share of the applicable Borrowing or of any settlement pursuant to Section 2.11(g) available to the Administrative Agent, then the applicable Revolving Credit Lender and the applicable Borrower severally agree to pay to the Administrative Agent within one Business Day of demand therefor such corresponding amount in immediately available funds with accrued interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Revolving Credit Lender, the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the applicable Borrower, the interest rate applicable to Base Rate Loans or Canadian Base Rate Loans, as applicable. If such Borrower and such Revolving Credit Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to such Borrower the amount of such interest paid by such Borrower for such period. If such Revolving Credit Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Revolving Credit Lender’s Loan included in such Borrowing. Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Revolving Credit Lender that shall have failed to make such payment to the Administrative Agent.
(ii)    Failed Loans. If any Revolving Credit Lender shall fail to make any Loan (a “Failed Loan”) which such Revolving Credit Lender is otherwise obligated hereunder to make to the Borrowers on the date of Borrowing thereof, and the Administrative Agent shall not have received notice from the Borrower Representative or such Revolving Credit Lender that any condition precedent to the making of the Failed Loan has not been satisfied, then, until such Revolving Credit Lender shall have made or be deemed to have made (pursuant to the last sentence of this subsection (b)(ii)) the Failed Loan in full or the Administrative Agent shall have received notice from the Borrower Representative or such Revolving Credit Lender that any condition precedent to the making of the Failed Loan was not satisfied at the time the Failed Loan was to have been made, whenever the Administrative Agent shall receive any amount from or for the account of the Borrowers on account of any Borrowing of the Revolving Credit Loans, (i) the amount so received will, upon receipt by the Administrative Agent, be distributed in the following order of priority: First, to the Appropriate Lenders on account of the Revolving Credit Loans made by them as part of the Borrowing that would have included the Failed Loan had the relevant Revolving Credit Lender not failed to fund its Failed Loan, ratably among such Appropriate Lenders in accordance with the respective Revolving Credit Loans made by them as part of such Borrowing, Second, to all other Revolving Credit Loans made by the Appropriate Lenders other than the Defaulting Lenders, ratably among such Appropriate Lenders in accordance with the respective Revolving Credit Loans made by them, and Third, to the Revolving Credit Loans made by the Appropriate Lenders who are Defaulting Lenders.

(iii)    Defaulted Amounts. If any Appropriate Lender shall fail to make any payment (the “Defaulted Amount”) to any Agent, any L/C Issuer, or any other Revolving Credit Lender, whether an account of a risk participation in Overadvance Loans, Protective Advances, Letters of Credit or otherwise, whenever the Administrative Agent shall receive any amount from or for the account of the Borrowers for the account of such Appropriate Lender (other than as described in clause (ii) of this Section 2.11(b)), the amount so received will, upon receipt by the Administrative Agent, be distributed in the following order of priority: First, to the Agents for any Defaulted Amounts then owing to them (other than on account of any Overadvance Loans and Protective Advances), in their capacities as such, ratably in accordance with such respective Defaulted Amounts then owing to the Agents, Second, to the Administrative Agent (on account of any outstanding Overadvance Loans and Protective Advances under the relevant Facility) and the applicable L/C Issuer for any Defaulted Amounts then owing to them, in their capacities as such, ratably in accordance with such respective Defaulted Amounts then owing to such Persons, and Third, to any other Appropriate Lenders for any Defaulted Amounts then owing to such other Appropriate Lenders, ratably in accordance with such respective Defaulted Amounts then owing to such other Appropriate Lenders. Any portion of such amount paid by the Borrowers for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this clause (iii), shall be applied or held by the Administrative Agent as specified in clause (iv) of this Section 2.11(b).
(iv)    Distribution of Certain Amounts. If any Revolving Credit Lender shall be an Impacted Lender that does not at any time owe a Failed Loan or a Defaulted Amount, whenever the Administrative Agent shall receive any amount from or for the account of the Borrowers for the account of such Impacted Lender, the amount so received will, upon receipt by the Administrative Agent, be held without interest by the Administrative Agent and applied from time to time to the extent necessary to make any Revolving Credit Loans required to be made by such Impacted Lender and to pay any amount payable by such Impacted Lender hereunder and under the other Loan Documents to any Agent, any L/C Issuer, or any other Appropriate Lender, as and when such Revolving Credit Loans or amounts are required to be made or paid. If the amount so held shall at any time be insufficient to make and pay all such Revolving Credit Loans and amounts required to be made or paid at such time, the Administrative Agent shall apply such held funds in the following order of priority: First, to the Agents for any amounts then due and payable by such Impacted Lender to them hereunder (other than on account of any Overadvance Loans and Protective Advances), in their capacities as such, ratably in accordance with such respective amounts then due and payable to the Agents, Second, to the Administrative Agent (on account of any outstanding Overadvance Loans and Protective Advances under the relevant Facility) and the applicable L/C Issuers for any amounts then due and payable to them hereunder, in their capacities as such, by such Impacted Lender, ratably in accordance with such respective amounts then due and payable to such Persons, and Third, to any other Appropriate Lenders for any amount then due and payable by such Impacted Lender to such other Appropriate Lenders hereunder, ratably in accordance with such respective amounts then due and payable to such other Appropriate Lenders. In the event that any Impacted Lender ceases to be an Impacted Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Appropriate Lender shall be distributed by the Administrative Agent to such Appropriate Lender and applied by such Lender Party to the Senior Credit Obligations owing to such Appropriate Lender at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Senior Credit Obligations outstanding at such time.
(v)    Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Revolving Credit Lenders or the L/C Issuers hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Appropriate Lenders or the applicable L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Revolving Credit Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of the Administrative Agent to any Revolving Credit Lender or any Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.
(c)    Failure to Satisfy Conditions Precedent. If any Revolving Credit Lender makes available to the Administrative Agent funds for any Loan to be made by such Revolving Credit Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Revolving Credit Lender) to such Revolving Credit Lender without interest.
(d)    Obligations of Revolving Credit Lenders Several. The obligations of the Revolving Credit Lenders hereunder to make Revolving Credit Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Revolving Credit Lender to make any Revolving Credit Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Revolving Credit Lender of its corresponding obligation to do so on such date, and no Revolving Credit Lender shall be responsible for the failure of any other Revolving Credit Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).
(e)    Funding Source. Nothing herein shall be deemed to obligate any Revolving Credit Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Revolving Credit Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(f)    Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (in each case to the applicable Facility or Facilities) (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of the principal amount of any Overadvance Loans and Protective Advances, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties, (iii) third, toward payment of principal of L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties, and (iv) fourth, toward payments of the principal amount of or any other Revolving Credit Loans then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of such principal then due to such parties.

(g)    Settlement of Revolving Credit Loans and Swingline Loans. To facilitate administration of the Revolving Credit Facility, the Appropriate Lenders and the Administrative Agent agree (which agreement is solely among them, and not for the benefit of or enforceable by any Borrower) that settlement among them with respect to the Revolving Credit Loans and the Swingline Loans under each Facility may take place on a date determined from time to time by the Administrative Agent, which shall occur at least once each week. With respect to all Revolving Credit Loans or Swingline Loans under each Facility, the amount of each Revolving Credit Lender’s Applicable Adjusted Percentage of the outstanding Revolving Credit Loans or Swingline Loans under each Facility shall be computed weekly, and shall be adjusted upward or downward on the basis of the amount of the outstanding Revolving Credit Loans or Swingline Loans under each Facility as of 5:00 p.m. on the Business Day immediately preceding the date of each settlement computation; provided, that, Administrative Agent retains the absolute right at any time or from time to time to make the above described adjustments at intervals more frequent than weekly. Administrative Agent shall deliver to each of the Revolving Credit Lenders after the end of each week, or at such lesser period or periods as Administrative Agent shall determine, a summary statement of the amount of outstanding Revolving Credit Loans or Swingline Loans under each Facility for such period (such week or lesser period or periods being hereinafter referred to as a “Settlement Period”). If the summary statement is sent by Administrative Agent and received by a Revolving Credit Lender prior to 12:00 p.m., then such Revolving Credit Lender shall make the settlement transfer described in this Section by no later than 3:00 p.m. on the same Business Day and if received by a Revolving Credit Lender after 12:00 p.m., then such Revolving Credit Lender shall make the settlement transfer by not later than 3:00 p.m. on the next Business Day following the date of receipt. If, as of the end of any Settlement Period, the amount of a Revolving Credit Lender’s Applicable Adjusted Percentage of the outstanding Revolving Credit Loans or Swingline Loans under each Facility is more than such Revolving Credit Lender’s Applicable Adjusted Percentage of the outstanding Revolving Credit as of the end of the previous Settlement Period, then such Revolving Credit Lender shall forthwith (but in no event later than the time set forth in the preceding sentence) transfer to Agent by wire transfer in immediately available funds the amount of the increase. Alternatively, if the amount of a Revolving Credit Lender’s Applicable Adjusted Percentage of the outstanding Revolving Credit Loans or Swingline Loans under each Facility in any Settlement Period is less than the amount of such Revolving Credit Lender’s Applicable Adjusted Percentage of the outstanding Revolving Credit Loans or Swingline Loans under each Facility for the previous Settlement Period, Administrative Agent shall forthwith transfer to such Revolving Credit Lender by wire transfer in immediately available funds the amount of the decrease. The obligation of each of the Revolving Credit Lenders to transfer such funds and effect such settlement shall be irrevocable and unconditional and without recourse to or warranty by Administrative Agent, without setoff, counterclaim or other defense, and whether or not Revolving Credit Commitments have terminated, an Overadvance or Protective Advance exists, any Default or Event of Default exists, or the conditions in Section 4.02 are satisfied. Administrative Agent and each Revolving Credit Lender agrees to mark its books and records at the end of each Settlement Period to show at all times the dollar amount of its Applicable Adjusted Percentage of the outstanding Revolving Credit Loans or Swingline Loans under each Facility. Each Revolving Credit Lender shall only be entitled to receive interest on its Applicable Adjusted Percentage of the Revolving Credit Loans or Swingline Loans under each Facility to the extent such Loans have been funded by such Revolving Credit Lender. Because the Administrative Agent or Swingline Lender may be advancing and/or may be repaid Revolving Credit Loans or Swingline Loans under each Facility prior to the time when Revolving Credit Lenders will actually advance and/or be repaid such Loans, interest with respect to Loans shall be allocated by Agent in accordance with the amount of Loans actually advanced by and repaid to each Revolving Credit Lender, Swingline Lender and Administrative Agent and shall accrue from and including the date such Loans are so advanced to but excluding the date such Loans are either repaid by Borrowers or actually settled with the applicable Revolving Credit Lender as described in this Section.

Section 2.12.    Sharing of Payments by Revolving Credit Lenders. Except as otherwise provided herein, if any Revolving Credit Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (i) Senior Credit Obligations due and payable to such Revolving Credit Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (x) the amount of such Senior Credit Obligations due and payable to such Revolving Credit Lender at such time to (y) the aggregate amount of the Senior Credit Obligations due and payable to all Revolving Credit Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Senior Credit Obligations due and payable to all Revolving Credit Lenders hereunder and under the other Loan Documents at such time obtained by all the Revolving Credit Lenders at such time or (ii) Senior Credit Obligations owing (but not due and payable) to such Revolving Credit Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (x) the amount of such Senior Credit Obligations owing (but not due and payable) to such Revolving Credit Lender at such time to (y) the aggregate amount of the Senior Credit Obligations owing (but not due and payable) to all Revolving Credit Lenders hereunder and under the other Loan Documents at such time) of payment on account of the Senior Credit Obligations owing (but not due and payable) to all Revolving Credit Lenders hereunder and under the other Loan Documents at such time obtained by all of the Revolving Credit Lenders at such time, then the Revolving Credit Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Revolving Credit Loans and subparticipations in L/C Obligations and Swingline Loans of the other Revolving Credit Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Revolving Credit Lenders ratably in accordance with the aggregate amount of Senior Credit Obligations then due and payable to the Revolving Credit Lenders or owing (but not due and payable) to the Revolving Credit Lenders, as the case may be; provided that prior to the CAM Exchange Date, each Revolving Credit Lender shall only purchase participations in Revolving Credit Loans, Swingline Loans and L/C Obligations under the Facility with respect to which they hold a Commitment; provided further that:
(i)    if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)    the provisions of this Section shall not be construed to apply to (A) any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Revolving Credit Lender as consideration for the assignment of or sale of a participation in any of its Revolving Credit Loans or subparticipations in participation interests in L/C Obligations or Swingline Loans to any assignee or participant, other than to the Borrowers or any Subsidiary or Affiliate thereof (as to which the provisions of this Section shall apply).
The Borrowers consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Revolving Credit Lender acquiring a participation pursuant to the foregoing arrangements may exercise against any Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Revolving Credit Lender were a direct creditor of such Loan Party in the amount of such participation.
Section 2.13.    Increase in Revolving Credit Facility.
(a)    Requests for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Revolving Credit Lenders), the Borrower Representative may from time to time, request an increase (each a “Revolving Credit Commitment

Increase”) in any Facility by an amount (for all such requests from and after the Amendment No. 4 Effective Date) not exceeding, in the aggregate, $~~150,000,000~~200,000,000; provided that (i) any such request for a Revolving Credit Commitment Increase shall be in a minimum amount of $5,000,000, (ii) the Borrower Representative may make a maximum of five requests for a Revolving Credit Commitment Increase, (iii) no Revolving Credit Commitment Increase shall cause the Aggregate Commitments of the Revolving Credit Lenders to exceed $~~400,000,000~~550,000,000, and (iv) no Revolving Credit Commitment Increase shall cause the U.K. Revolving Credit Facility to exceed the Dollar Equivalent of $120,000,000. At the time of sending such notice, the Borrower Representative (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Credit Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Credit Lenders). All Revolving Credit Loans made pursuant to any Revolving Credit Commitment Increase are herein referred to herein as “Additional Loans”. If a Revolving Credit Commitment Increase in any amount occurs with respect to any Facility (excluding the U.K. Revolving Credit Facility), a Revolving Credit Commitment Increase shall, subject to Section 2.13(k), automatically occur with respect to the other Facility (excluding the U.K. Revolving Credit Facility) in the same amount.
(b)    Ranking and Other Provisions. The Additional Loans (i) shall rank pari passu in right of payment and in respect of Lien priority as to the Collateral with the outstanding Revolving Credit Loans, (ii) shall have the same Maturity Date as the outstanding Revolving Credit Loans and (iii) shall be on the same terms, and otherwise treated the same, as the outstanding Revolving Credit Loans.
(c)    Revolving Credit Lender Elections to Increase. Each Revolving Credit Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Revolving Credit Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of the requested Revolving Credit Commitment Increase. Any Revolving Credit Lender not responding within such time period shall be deemed to have declined to increase its Revolving Credit Commitment.
(d)    Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower Representative and each Revolving Credit Lender of the Revolving Credit Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent and each L/C Issuer (which approvals shall not be unreasonably withheld or delayed), the Borrower Representative may also invite additional Eligible Assignees to become Revolving Credit Lenders (“Additional Lenders”) pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.
(e)    Facility Increase Amendment. Commitments in respect of any Additional Loans shall become Commitments under this Agreement pursuant to an amendment (a “Facility Increase Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Primary Loan Parties, each Revolving Credit Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. A Facility Increase Amendment may, without the consent of any other Revolving Credit Lenders, effect such amendments to any Loan Documents as may be reasonably necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.13. At the time of the sending of such notice, the Borrower Representative (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Credit Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Revolving Credit Lenders).
(f)    Effective Date and Allocations. If the Revolving Credit Facility is increased in accordance with this Section, the Administrative Agent and the Borrower Representative shall determine the effective date (the “Revolving Credit Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower Representative and the Revolving Credit Lenders of the final allocation of such increase and the Revolving Credit Increase Effective Date.
(g)    Conditions to Effectiveness of Increase. As a condition precedent to any Revolving Credit Commitment Increase: (i) the Borrower Representative shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Revolving Credit Increase Effective Date signed by a Responsible Officer of such Loan Party: (A) certifying and attaching copies of the resolutions adopted by such Loan Party approving or consenting to such Revolving Credit Commitment Increase; and (B) in the case of each Borrower, certifying that, before and after giving effect to such increase: (1) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Revolving Credit Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.13, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01; (2) no Default or Event of Default then exists, other than any Event of Default that would be (and is) cured upon the occurrence of such Revolving Credit Increase Effective Date; (3) the conditions precedent set forth in Sections 2.13(g) and 4.02 shall have been satisfied both before and after giving effect to such Revolving Credit Commitment Increase and the Additional Loans provided thereby (it being understood that all references to “the obligation of any Revolving Credit Lender to make a Revolving Credit Loan on the occasion of any Borrowing” shall be deemed to refer to the effectiveness of the Revolving Credit Commitment Increase on the date of the initial funding of the Revolving Credit Commitment Increase); and (4) the Maturity Date of any Revolving Credit Commitment Increase shall be coincident with the existing Maturity Date for the Revolving Credit Loans; and (ii) (A) the existing Revolving Credit Lenders or other financial institutions, reasonably acceptable to the Administrative Agent, commit to be Revolving Credit Lenders and to fund any such Revolving Credit Commitment Increase in minimum amounts to be determined; and (B) all fees and expenses owing in respect of such increase to the Administrative Agent or the Revolving Credit Lenders shall have been paid or will be paid concurrently with such Revolving Credit Commitment Increase. The Additional Loans shall be made by the Revolving Credit Lenders participating therein pursuant to the procedures set forth in Section 2.02.
(h)    Effect of Additional Facility Amendment. On each Additional Commitments Effective Date, each Revolving Credit Lender or Eligible Assignee which is providing an Additional Commitment (i) shall become a “Revolving Credit Lender” for all purposes of this Agreement and the other Loan Documents, (ii) shall have, as applicable, an Additional Revolving Credit Commitment which shall become “Commitments” hereunder.
(i)    Revolving Credit Commitment Increases.
(i)    Upon each Revolving Credit Commitment Increase with respect to the U.S. Revolving Credit Facility pursuant to this Section, (A) each U.S. Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each existing U.S. Revolving Credit Lender, if any, and each Additional Lender, if any, in each case providing a portion of such Revolving Credit Commitment Increase (each a “U.S. Revolving Credit Commitment Increase Lender”), and each such U.S. Revolving Credit Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such U.S. Revolving Credit Lender’s participation interests hereunder in outstanding Letters of Credit such that, after giving effect to such Revolving Credit Commitment Increase and each such deemed assignment and assumption of participation interests, the percentage of the aggregate outstanding participation interests hereunder in Letters of Credit, in each case, held by each U.S. Revolving Credit Lender (including each such U.S. Revolving Credit Commitment Increase Lender) will equal such U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment Percentage and (B) if, on the date of such Revolving Credit Commitment Increase, there are any U.S. Revolving Credit Loans outstanding, the Administrative Agent shall take those steps which it deems, in its reasonable discretion and in consultation with the Borrower Representative, reasonably necessary and appropriate to result in each U.S. Revolving Credit Lender (including each U.S. Revolving Credit Commitment Increase Lender) having a pro rata share of the outstanding U.S. Revolving Credit Loans based on each such U.S. Revolving Credit Lender’s Applicable Percentage immediately after giving effect to such Revolving Credit Commitment Increase, provided that any prepayment made in connection with the taking of any such steps shall be accompanied by accrued interest on the U.S. Revolving Credit Loans being prepaid and any costs incurred by any U.S. Revolving Credit Lender in accordance with Section 3.05. The Administrative Agent and the U.S. Revolving Credit Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to any transaction that may be effected pursuant to the immediately preceding sentence.
(ii)    Upon each Revolving Credit Commitment Increase with respect to the Canadian Revolving Credit Facility pursuant to this Section, (A) each Canadian Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each existing Canadian Revolving Credit Lender, if any, and each Additional Lender, if any, in each case providing a portion of such Revolving Credit Commitment Increase (each a “Canadian Revolving Credit Commitment Increase Lender”), and each such Canadian Revolving Credit Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Canadian Revolving Credit Lender’s participation interests hereunder in outstanding Letters of Credit such that, after giving effect to such Revolving Credit Commitment Increase and each such deemed assignment and assumption of participation interests, the percentage of the aggregate outstanding participation interests hereunder in Letters of Credit, in each case, held by each Canadian Revolving Credit Lender (including each such Canadian Revolving Credit Commitment Increase Lender) will equal such Canadian Revolving Credit Lender’s Canadian Revolving Credit Commitment Percentage and (B) if, on the date of such Revolving Credit Commitment Increase, there are any Canadian Revolving Credit Loans outstanding, the Administrative Agent shall take those steps which it deems, in its reasonable discretion and in consultation with the Borrower Representative, reasonably necessary and appropriate to result in each Canadian Revolving Credit Lender (including each Canadian Revolving Credit Commitment Increase Lender) having a pro rata share of the outstanding Canadian Revolving Credit Loans based on each such Canadian Revolving Credit Lender’s Applicable Percentage immediately after giving effect to such Revolving Credit Commitment Increase, provided that any prepayment made in connection with the taking of any such steps shall be accompanied by accrued interest on the Canadian Revolving Credit Loans being prepaid and any costs incurred by any Canadian Revolving Credit Lender in accordance with Section 3.05. The Administrative Agent and the Canadian Revolving Credit Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to any transaction that may be effected pursuant to the immediately preceding sentence
(iii)    Upon each Revolving Credit Commitment Increase with respect to the U.K. Revolving Credit Facility pursuant to this Section, (A) each U.K. Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each existing U.K. Revolving Credit Lender, if any, and each Additional Lender, if any, in each case providing a portion of such Revolving Credit Commitment Increase (each a

“U.K. Revolving Credit Commitment Increase Lender”), and each such U.K. Revolving Credit Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such U.K. Revolving Credit Lender’s participation interests hereunder in outstanding Letters of Credit such that, after giving effect to such Revolving Credit Commitment Increase and each such deemed assignment and assumption of participation interests, the percentage of the aggregate outstanding participation interests hereunder in Letters of Credit, in each case, held by each U.K. Revolving Credit Lender (including each such U.K. Revolving Credit Commitment Increase Lender) will equal such U.K. Revolving Credit Lender’s U.K. Revolving Credit Commitment Percentage and (B) if, on the date of such Revolving Credit Commitment Increase, there are any U.K. Revolving Credit Loans outstanding, the Administrative Agent shall take those steps which it deems, in its reasonable discretion and in consultation with the Borrower Representative, reasonably necessary and appropriate to result in each U.K. Revolving Credit Lender (including each U.K. Revolving Credit Commitment Increase Lender) having a pro rata share of the outstanding U.K. Revolving Credit Loans based on each such U.K. Revolving Credit Lender’s Applicable Percentage immediately after giving effect to such Revolving Credit Commitment Increase, provided that any prepayment made in connection with the taking of any such steps shall be accompanied by accrued interest on the U.K. Revolving Credit Loans being prepaid and any costs incurred by any U.K. Revolving Credit Lender in accordance with Section 3.05. The Administrative Agent and the U.K. Revolving Credit Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to any transaction that may be effected pursuant to the immediately preceding sentence.
(j)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.12 or 10.01 to the contrary.
(k)    Proportionate Commitments under each Facility. Notwithstanding anything to the contrary contained herein, if any Revolving Credit Lender has a Revolving Credit Commitment in any Facility (whether pursuant to a Revolving Credit Commitment Increase or otherwise), such Revolving Credit Lender or an Affiliate thereof shall have a Revolving Credit Commitment in each other Facility in an amount such that the Applicable Percentage of such Revolving Credit Lender and its Affiliates in any Facility shall be the same as the Applicable Percentage of such Revolving Credit Lender and its Affiliates in each other Facility; it being understood that, if a Revolving Credit Lender has an Applicable Percentage in one Facility, such Revolving Credit Lender or an Affiliate thereof shall have the same Applicable Percentage in each other Facility.
Section 2.14.    Benchmark Replacement Setting.
(a)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, Administrative Agent and Borrower Representative may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to all affected Revolving Credit Lenders and Borrower Representative so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Revolving Credit Lenders comprising the Required Revolving Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.14 will occur prior to the applicable Benchmark Transition Start Date.
(b)    Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent will have the right to make Conforming Changes (in consultation with the Parent Borrower) from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)    Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower Representative and the Revolving Credit Lenders of (1) the implementation of any Benchmark Replacement and (2) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Administrative Agent will notify Borrower Representative of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.14(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Revolving Credit Lender (or group of Revolving Credit Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their reasonable discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14.
(d)    Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (1) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (II) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Administrative Agent may (in consultation with the Parent Borrower) modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (2) if a tenor that was removed pursuant to clause (1) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)    Benchmark Unavailability Period. Upon Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, (1) Borrower Representative may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Borrower Representative will be deemed to have converted any such request into a request for a borrowing of or conversion to U.S. Base Rate Loans and (2) any outstanding affected SOFR Loans will be deemed to have been converted to U.S. Base Rate Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the U.S. Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the U.S. Base Rate.
(f)    Rates. Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.14, will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark, prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Conforming Changes. Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to a Borrower. Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Borrower, any Revolving Credit Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
(g)    Certain Defined Terms. As used in this Agreement (other than Section 2.15 or with respect to the BA Rate), the following terms have the meanings set forth below:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(d).
“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(a).
“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by Administrative Agent and Borrower Representative giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement shall be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrower Representative giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:
(a)    in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)    in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, if the then-current Benchmark has any Available Tenors, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14.
“Relevant Governmental Body” means the Board of Governors or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors or the Federal Reserve Bank of New York, or any successor thereto.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
Section 2.15.    BA Rate Fallback.
(a)    Replacing BA Rate. On May 16, 2022 Refinitiv Benchmark Services (UK) Limited (“RBSL”), the administrator of the BA Rate, announced in a public statement that the calculation and publication of all tenors of the BA Rate will permanently cease immediately following a final publication on Friday, June 28, 2024. Notwithstanding anything to the contrary herein or in any other Loan Document, on the date that all Available Tenors of the BA Rate have either permanently or indefinitely ceased to be provided by RBSL (the “BA Rate Cessation Date”), if the then-current Benchmark is the BA Rate, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Compounded CORRA, all interest payments will be payable on a monthly basis. A Swap Contract shall be deemed not to be a “Loan Document” for the purposes of this Section 2.15.
(b)    Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (Toronto time)

on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Revolving Credit Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Revolving Credit Lenders comprising the Required Revolving Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the administrator or the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Parent Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Parent Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Canadian Base Rate Loans. During the period referenced in the foregoing sentence, the component of the Canadian Base Rate based upon the Benchmark will not be used in any determination of the Canadian Base Rate.
(c)    Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(d)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Revolving Credit Lenders of (i) the implementation of any Benchmark Replacement, (ii) any occurrence of a Term CORRA Transition Event, and (iii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Revolving Credit Lender (or group of Revolving Credit Lenders) pursuant to this Section 2.15, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.15.
(e)    Unavailability of Tenor Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), if the then-current Benchmark is a term rate (including Term CORRA or the BA Rate), then (i) the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.
(f)    Secondary Term CORRA Conversion. Notwithstanding anything to the contrary herein or in any Loan Document and subject to the proviso below in this clause, if a Term CORRA Transition Event and its related Term CORRA Transition Date have occurred, then on and after such Term CORRA Transition Date (i) the Benchmark Replacement described in clause (a)(i) of such definition will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; and (ii) each Revolving Credit Loan outstanding on the Term CORRA Transition Date bearing interest based on the then-current Benchmark shall convert, either (in the discretion of the Administrative Agent based upon its administrative operations at the time of conversion) (A) at the start of the next interest payment period or (B) on the last day of the then-current interest payment period, into a Revolving Credit Loan bearing interest at the Benchmark Replacement described in clause (a) of such definition having a tenor approximately the same length as the interest payment period applicable to such Revolving Credit Loan immediately prior to the conversion or such other Available Tenor as may be selected by the Parent Borrower and agreed by the Administrative Agent; provided that, this clause (f) shall not be effective unless the Administrative Agent has delivered to the Revolving Credit Lenders and the Parent Borrower a Term CORRA Notice, and so long as the Administrative Agent has not received, by 5:00 p.m. (Toronto time) on the fifth (5th) Business Day after the date of the Term CORRA Notice, written notice of objection to such conversion to Term CORRA from Revolving Credit Lenders comprising the Required Revolving Lenders or the Parent Borrower.
(g)    Definitions. As used in this Section 2.15 or otherwise with respect to the BA Rate:
“Available Tenor” means, as of any date of determination and with respect to the then current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an interest payment period, or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
“Benchmark” means, initially, the BA Rate; provided that if a replacement of the Benchmark has occurred pursuant to Section 2.15, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.
“Benchmark Replacement” means, for any Available Tenor:
(a)    For purposes of Section 2.15(a), the first alternative set forth below that can be determined by the Administrative Agent;
(b)    the sum of: (x) Term CORRA and (y) 0.29547% (29.547 basis points) for an Available Tenor of one-month’s duration, and 0.32138% (32.138 basis points) for an Available Tenor of three months’ duration; and
(c)    the sum of: (i) Daily Compounded CORRA and (ii) 0.29547% (29.547 basis points) for an Available Tenor of one-month’s duration, and 0.32138% (32.138 basis points) for an Available Tenor of three-months’ duration.
For purposes of Section 2.15(b), the sum of (x) the alternate benchmark rate and (y) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Parent Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for Canadian dollar-denominated syndicated credit facilities at such time; provided that, if the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Canadian Base Rate,” the definition of “Business Day”, the definition of “Interest Period”, the timing and frequency of determining rates and making payments of interest, the timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). Without limiting the foregoing, Benchmark Replacement Conforming Changes made in connection with the replacement of the BA Rate with a Benchmark Replacement may include the implementation of mechanics for borrowing loans that bear interest by reference to the Benchmark Replacement, to replace the creation or purchase of drafts or bankers’ acceptances.
“Benchmark Transition Event” means, with respect to any then-current Benchmark other than the BA Rate, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Bank of Canada, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.

“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).
“Daily Compounded CORRA” means, for any Business Day in an interest payment period, CORRA with interest accruing on a compounded daily basis, with the methodology and conventions for this rate (which will include compounding in arrears with a lookback) being established by the Administrative Agent in accordance with the methodology and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded CORRA for business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion; and provided that if the administrator has not provided or published CORRA and a Benchmark Transition Event with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA.
“Relevant Governmental Body” means the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto.
“Term CORRA” means, for the applicable corresponding tenor, the forward-looking term rate based on CORRA that has been selected or recommended by the Relevant Governmental Body, and that is published by an authorized benchmark administrator and is displayed on a screen or other information service, as identified or selected by the Administrative Agent in its reasonable discretion at approximately a time and as of a date prior to the commencement of an Interest Period determined by the Administrative Agent in its reasonable discretion in a manner substantially consistent with market practice.
“Term CORRA Notice” means the notification by the Administrative Agent to the Revolving Credit Lenders and the Parent Borrower of the occurrence of a Term CORRA Transition Event.
“Term CORRA Transition Date” means, in the case of a Term CORRA Transition Event, the date that is set forth in the Term CORRA Notice provided to the Revolving Credit Lenders and the Parent Borrower, for the replacement of the then-current Benchmark with the Benchmark Replacement described in clause (a) of such definition, which date shall be at least thirty (30) Business Days from the date of the Term CORRA Notice.
“Term CORRA Transition Event” means the determination by the Administrative Agent that (a) Term CORRA has been recommended for use by the Relevant Governmental Body, and is determinable for any

Available Tenor, (b) the administration of Term CORRA is administratively feasible for the Administrative Agent and (c) a Benchmark Replacement, other than Term CORRA, has replaced the BA Rate in accordance with Section 2.15(a).

ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY
Section 3.01.    Taxes. The provisions of this Section 3.01 shall not apply in respect of the participation by a U.K. Loan Party in any Loan Document, to which the provisions of Section 3.07 shall apply.
(a)    Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.
(i)    Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require any Loan Party or the Administrative Agent to withhold or deduct any Tax, such Tax shall be withheld or deducted in accordance with such Laws as determined by such Loan Party or the Administrative Agent, as the case may be, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.
(ii)    If any Loan Party or the Administrative Agent shall be required by applicable Law or the interpretation thereof by the relevant Governmental Authority to deduct or withhold any Indemnified Taxes or Other Taxes from or in respect of any sum payable hereunder or under any other Loan Document, (A) the amount payable shall be increased by such additional amount as may be necessary so that after making all required deductions or withholdings (including, without limitations, deductions or withholdings applicable to additional amounts paid under this Section) in respect of such Indemnified Taxes or Other Taxes the Administrative Agent, the relevant Revolving Credit Lender or L/C Issuer, as the case may be, receives an amount equal to the full amount they would have received had no such withholding or deduction in respect of such Indemnified Taxes or Other Taxes been made, (B) the relevant Loan Party or the Administrative Agent shall make such deductions or withholdings; and (C) the relevant Loan Party or the Administrative Agent shall promptly pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law.
(b)    Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.
(c)    Tax Indemnifications.
(i)    Without limiting the provisions of subsection (a) or (b) above (but without duplication of any payments made by the Loan Parties pursuant to such subsections), the Loan Parties shall, and do hereby, jointly and severally, indemnify the Administrative Agent, each Revolving Credit Lender and each L/C Issuer, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by any Loan Party or the

Administrative Agent or paid by the Administrative Agent, such Revolving Credit Lender or such L/C Issuer, as the case may be, and any penalties, interest and reasonable, documented, out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of any such payment or liability delivered to any Loan Party by a Revolving Credit Lender or an L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Revolving Credit Lender or an L/C Issuer, shall be conclusive absent manifest error.
(ii)    Without limiting the provisions of subsection (a) or (b) above, each Revolving Credit Lender and each L/C Issuer (severally, not jointly and severally) shall, and does hereby, indemnify the Loan Parties and the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and reasonable, documented, out-of-pocket expenses (including the reasonable, documented, out-of-pocket fees, charges and disbursements of any counsel for the Loan Parties or the Administrative Agent) incurred by or asserted against any Loan Party or the Administrative Agent by any Governmental Authority as a result of the failure by such Revolving Credit Lender or such L/C Issuer, as the case may be, to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Revolving Credit Lender or such L/C Issuer, as the case may be, to such Loan Party or the Administrative Agent pursuant to subsection (e). Each Revolving Credit Lender and each L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Revolving Credit Lender or L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). The agreements in this clause (ii) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Revolving Credit Lender or an L/C Issuer, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Finance Obligations.
(d)    Evidence of Payments. Upon a request by the Borrower Representative or the Administrative Agent, as the case may be, after any payment of Taxes by any Borrower or the Administrative Agent to a Governmental Authority as provided in this Section 3.01, each Borrower shall deliver as promptly as practicable to the Administrative Agent or the Administrative Agent shall deliver as promptly as practicable to the Borrower Representative, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by applicable Law to report such payment or other evidence of such payment reasonably satisfactory to the Borrower Representative or the Administrative Agent, as the case may be.
(e)    Status of Lenders; Tax Documentation.
(i)    Each Revolving Credit Lender shall deliver to the Borrower Representative and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Borrower Representative or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the Borrower Representative or the Administrative Agent, as the case may be, to determine and evidence under applicable Laws and procedures (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction and (C) such Revolving Credit Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Revolving Credit Lender by the Loan Parties pursuant to this Agreement or otherwise to establish such Revolving Credit Lender’s status for withholding tax purposes in the applicable jurisdiction.
(ii)    Without limiting the generality of the foregoing, if a Loan Party is resident for tax purposes in the United States:
(A)    any Revolving Credit Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower Representative and the Administrative Agent, on or prior to the time such Revolving Credit Lender becomes a Revolving Credit Lender under this Agreement, properly completed and duly executed originals of Internal Revenue Service Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by the Borrower Representative or the Administrative Agent as will enable the Borrower Representative or the Administrative Agent, as the case may be, to determine whether or not such Revolving Credit Lender is subject to backup withholding or information reporting requirements; and
(B)    each Foreign Lender (except in connection with a CAM Exchange, with respect to the portion attributable to the CAM Exchange (in which case such Foreign Lender shall comply with Section 3.01(e)(ii)(B) to the extent practicable)) that is entitled under the Code or any applicable treaty to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower Representative and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Revolving Credit Lender (other than as a result of a CAM Exchange) under this Agreement (and from time to time thereafter upon the request of the Borrower Representative or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:
(1)    Internal Revenue Service Form W-8BEN or W-8BEN-E claiming eligibility for benefits of an income tax treaty to which the United States is a party;
(2)    Internal Revenue Service Form W-8ECI;
(3)    Internal Revenue Service Form W-8IMY and all required supporting documentation;
(4)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10-percent shareholder” of any Loan Party within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E; or
(5)    any other form prescribed by applicable Laws as a basis for claiming exemption from or a reduction in United States federal withholding tax together with such supplementary documentation as may be prescribed by applicable Laws to permit the applicable Loan Party or the Administrative Agent to determine the withholding or deduction required to be made.
(iii)    If a payment made to a Revolving Credit Lender under any Loan Document would be subject to withholding Tax imposed by FATCA if such Revolving Credit Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Revolving Credit Lender shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrower Representative and the Administrative Agent to comply with their obligations under FATCA and to determine that such Revolving Credit Lender has complied with such Revolving Credit Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (iii), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.
(iv)    Each Revolving Credit Lender shall promptly (A) notify the Borrower Representative and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction and (B) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Revolving Credit Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that any Borrower or the Administrative Agent make any withholding or deduction for Taxes from amounts payable to such Revolving Credit Lender. In furtherance of the foregoing, each Revolving Credit Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01(e) expires or becomes obsolete or inaccurate in any respect, such Revolving Credit Lender shall update such form or certification or promptly notify the Borrower Representative and the Administrative Agent of its legal inability to do so.
(f)    Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Revolving Credit Lender or any L/C Issuer, or have any obligation to pay to any Revolving Credit Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Revolving Credit Lender or any L/C Issuer, as the case may be. If the Administrative Agent, any Revolving Credit Lender or an L/C Issuer determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent, such Revolving Credit Lender or such L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Loan Party, upon the request of the Administrative Agent, such Revolving Credit Lender or such L/C Issuer, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Revolving Credit Lender or such L/C Issuer in the event the Administrative Agent, such Revolving Credit Lender or such L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Revolving Credit Lender or any L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.
(g)    Solely for purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Loan Parties and the Administrative Agent shall treat (and any Revolving Credit Lender or L/C Issuer hereby authorizes the Administrative Agent to treat) any loan under this Agreement or other Loan Document as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
Section 3.02.    Illegality. Subject to the provisions set forth in Section 2.14, if any Revolving Credit Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Revolving Credit Lender or its applicable Lending Office to make, maintain or fund SOFR Loans (or Base Rate Loans determined with reference to Term SOFR) or BA Rate Loans, or to determine or charge interest rates based upon the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, SOFR or BA Rate, or any Governmental Authority has imposed material restrictions on the authority of such Revolving Credit Lender to purchase or sell, or to take deposits of, Dollars in the applicable market, then, on notice thereof by such Revolving Credit Lender to the Borrower Representative through the Administrative Agent, any obligation of such Revolving Credit Lender to make or continue SOFR Loans (or Base Rate Loans determined with reference to Term SOFR) or BA Rate Loans or to convert Base Rate Loans or Canadian Base Rate Loans to SOFR Loans or BA Rate Loans to BA Rate Loans shall be suspended until such Revolving Credit Lender notifies the Administrative Agent and the Borrower Representative that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the applicable Borrower shall, within one Business Day of demand therefor from such Revolving Credit Lender to the Borrower Representative (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans or BA Rate Loans of such Revolving Credit Lender to Base Rate Loans (without reference to the Term SOFR component thereof) or Canadian Base Rate Loans, as applicable, either on the last day of the Interest Period therefor, if such Revolving Credit Lender may lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Revolving Credit Lender may not lawfully continue to maintain such SOFR Loans or BA Rate Loans. Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest on the amount so prepaid or converted.
Section 3.03.    Inability to Determine Rates. Subject to the provisions set forth in Section 2.14, if the Required Revolving Lenders reasonably determine for any reason in connection with any request for a SOFR Loan or BA Rate Loan or a conversion to or continuation thereof that (i) Dollar deposits are not being offered to banks in the applicable market for the applicable amount and Interest Period of such SOFR Loan, (ii) adequate and reasonable means do not exist for determining Adjusted Term SOFR or the BA Rate for any requested Interest Period with respect to a proposed SOFR Loan or BA Rate Loan or in connection with a Base Rate Loan, (iii) the Reuters Screen CDOR Page is not available for the timely determination of the BA Rate, and the BA Rate cannot otherwise be determined in a timely manner in accordance with the definition of “BA Rate”, or (iv) Adjusted Term SOFR or the BA Rate for any requested Interest Period with respect to a proposed SOFR Loan or BA Rate Loan or in connection with a Base Rate Loan does not adequately and fairly reflect the cost to such Revolving Credit Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower Representative and each Revolving Credit Lender. Thereafter, the obligation of the Revolving Credit Lenders to make or maintain SOFR Loans, BA Rate Loans and Base Rate Loans as to which the interest rate is determined with reference to Term SOFR shall be suspended until the Administrative Agent (upon the instruction of the Required Revolving Lenders) revokes such notice. Upon receipt of such notice, the applicable Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of SOFR Loans or BA Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans (without reference to the Term SOFR component thereof) or Canadian Base Rate Loans, as applicable, in the amount specified therein.
Section 3.04.    Increased Costs.
(a)    Increased Costs Generally. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets held by, deposits with or for the account of, or credit extended or participated in by, any Revolving Credit Lender (or its Lending Office) (except any reserve requirement which is reflected in the determination of Adjusted Term SOFR hereunder) or any L/C Issuer;
(ii)    impose on any Revolving Credit Lender (or its Lending Office) or L/C Issuer or the applicable market any other condition, cost or expense (other than Taxes) affecting this Agreement or SOFR Loans or BA Rate Loans made by such Revolving Credit Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Revolving Credit Lender (or its Lending Office) of making or maintaining any SOFR Loan or BA Rate Loan (or of maintaining its obligation to make any such Revolving Credit Loan), or to increase the cost to such Revolving Credit Lender or any L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Revolving Credit Lender or L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Revolving Credit Lender or L/C Issuer, the Borrowers will, jointly and severally, pay to such Revolving Credit Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Revolving Credit Lender or L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered; provided that this Section 3.04 shall not apply if such conditions arise on account of the Bank Levy.
(b)    Capital Requirements. If any Revolving Credit Lender or L/C Issuer determines that any Change in Law affecting such Revolving Credit Lender or L/C Issuer or any Lending Office of such Revolving Credit Lender or such Revolving Credit Lender’s or L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return (i) on such Revolving Credit Lender’s or such L/C Issuer’s capital or on the capital of such Revolving Credit Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, (ii) the Commitments of such Revolving Credit Lender or the Loans made by, or participations in Letters of Credit made by such Revolving Credit Lender, or (iii) the Letters of Credit issued by such L/C Issuer, to a level below that which such Revolving Credit Lender or L/C Issuer or such Revolving Credit Lender’s or L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Revolving Credit Lender’s or L/C Issuer’s policies and the policies of such Revolving Credit Lender’s or L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrowers will, jointly and severally, pay to such Revolving Credit Lender or L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Revolving Credit Lender or L/C Issuer or such Revolving Credit Lender’s or L/C Issuer’s holding company for any such reduction suffered.
(c)    Certificates for Reimbursement. A certificate of a Revolving Credit Lender or L/C Issuer setting forth the basis for, and the calculation of, the amount or amounts necessary to compensate such Revolving Credit Lender or L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower Representative shall be conclusive absent manifest error. The Borrowers shall pay such Revolving Credit Lender or L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 Business Days after receipt thereof.
(d)    Delays in Requests. Failure or delay on the part of any Revolving Credit Lender or L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Revolving Credit Lender’s or L/C Issuer’s right to demand such compensation; provided that no Borrower shall be required to compensate a Revolving Credit Lender or L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Revolving Credit Lender or L/C Issuer, as the case may be, notifies the Borrower Representative of the Change in Law giving rise to such increased costs or reductions and of such Revolving Credit Lender’s or L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).
Section 3.05.    Compensation for Losses. Within one Business Day of written demand of any Revolving Credit Lender (with a copy to the Administrative Agent) from time to time, the Borrowers agree, jointly and severally, promptly to compensate such Revolving Credit Lender for and hold such Revolving Credit Lender harmless from any loss or any cost or expense (other than lost profits) incurred by it as a result of:
(i)    any continuation, conversion, payment or prepayment of any Revolving Credit Loan other than a Base Rate Loan or Canadian Base Rate Loan on a day other than the last day of the Interest Period for such Revolving Credit Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(ii)    any failure by any Borrower (for a reason other than the failure of such Revolving Credit Lender to make a Revolving Credit Loan) to prepay, borrow, continue or convert any Revolving Credit Loan other than a Base Rate Loan or Canadian Base Rate Loan on the date or in the amount notified by the Borrower Representative;
(iii)    any assignment of a SOFR Loan or BA Rate on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower Representative pursuant to Section 10.13; or
(iv)    the occurrence of a CAM Exchange pursuant to Section 8.04;
including, with respect to clauses (i) through (iv) above, and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Revolving Credit Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Revolving Credit Lender in connection with the foregoing.
For purposes of calculating amounts payable by the Borrowers to the Revolving Credit Lenders under this Section 3.05, each Revolving Credit Lender shall be deemed to have funded each SOFR Loan made by it at the Term SOFR rate used in determining Adjusted Term SOFR for such Loan by a matching deposit or other borrowing in the applicable market for a comparable amount and for a comparable period, whether or not such SOFR Loan was in fact so funded.
Anything to the contrary contained herein notwithstanding, neither Administrative

Agent, nor any Revolving Credit Lender, nor any of their Participants, is required actually to match fund any Obligation as to which interest accrues at Adjusted Term SOFR or the Term SOFR Reference Rate.
Section 3.06.    Mitigation Obligations; Replacement of Revolving Credit Lenders.
(a)    Designation of a Different Lending Office. If any Revolving Credit Lender requests compensation under Section 3.04, or any Borrower is required to pay any additional amount to any Revolving Credit Lender, any L/C Issuer or any Governmental Authority for the account of any Revolving Credit Lender or L/C Issuer pursuant to Section 3.01, or if any Revolving Credit Lender gives a notice pursuant to Section 3.02, then such Revolving Credit Lender or L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Revolving Credit Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Revolving Credit Lender or L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Revolving Credit Lender or L/C Issuer, as the case may be, to any unreimbursed, out-of-pocket cost or expense and would not otherwise be disadvantageous to such Revolving Credit Lender or L/C Issuer, as the case may be. The Borrowers hereby agree, jointly and severally, to pay all reasonable costs and expenses incurred by any Revolving Credit Lender or L/C Issuer in connection with any such designation or assignment.
(b)    Replacement of Revolving Credit Lenders. If any Revolving Credit Lender requests compensation under Section 3.04, or if any Borrower is required to pay any additional amount to any Revolving Credit Lender or any Governmental Authority for the account of any Revolving Credit Lender pursuant to Section 3.01, or if any Revolving Credit Lender’s obligation to make, continue or convert SOFR Loans has been suspended pursuant to Section 3.02, the Borrower Representative may replace such Revolving Credit Lender in accordance with Section 10.13.
Section 3.07.    United Kingdom Tax Matters.
(a)    Tax Gross-Up.
(i)    Each U.K. Loan Party shall make all payments to be made by it under any Loan Document without any Tax Deduction, unless a Tax Deduction is required by applicable law.
(ii)    A U.K. Loan Party shall, promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Administrative Agent accordingly. Similarly, a Revolving Credit Lender or L/C Issuer shall promptly notify the Administrative Agent on becoming so aware in respect of a payment payable to that Revolving Credit Lender or L/C Issuer. If the Administrative Agent receives such notification from a Revolving Credit Lender or L/C Issuer it shall notify the Borrower Representative.
(iii)    Subject to Section 3.07(a)(iv) below, if a Tax Deduction is required by applicable law to be made by a U.K. Loan Party, the amount of the payment due from that U.K. Loan Party shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no such Tax Deduction had been required.

(iv)    A payment shall not be increased under Section 3.07(a)(iii) above by reason of a Tax Deduction on account of Taxes imposed by the United Kingdom on a payment of interest by a U.K. Borrower if, on the date on which the payment falls due:
(A)    the payment could have been made to the relevant Revolving Credit Lender or L/C Issuer without the Tax Deduction if the Revolving Credit Lender or L/C Issuer had been a U.K. Qualifying Lender, but on that date that the Revolving Credit Lender or L/C Issuer is not or has ceased to be a U.K. Qualifying Lender other than as a result of any change after the date it became a Revolving Credit Lender or L/C Issuer under this Agreement in (or in the interpretation, administration, or application of) any law or U.K. Treaty or any published practice or published concession of any relevant taxing authority; or
(B)    the relevant Revolving Credit Lender or L/C Issuer is a U.K. Qualifying Lender solely by virtue of clause (a)(ii) of the definition of U.K. Qualifying Lender, and:
(1)    an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to the payment and that Revolving Credit Lender or L/C Issuer has received from the U.K. Borrower making the payment or the Borrower Representative a certified copy of that Direction; and
(2)    the payment could have been made to that Revolving Credit Lender or L/C Issuer without the Tax Deduction if that Direction had not been made; or
(C)    the relevant Revolving Credit Lender or L/C Issuer is a U.K. Qualifying Lender solely by virtue of clause (a)(ii) of the definition of U.K. Qualifying Lender and:
(1)    the relevant Revolving Credit Lender or L/C Issuer has not given a Tax Confirmation to the U.K. Borrower or the Borrower Representative; and
(2)    the payment could have been made to the a Revolving Credit Lender or L/C Issuer without the Tax Deduction if the Lender had given a Tax Confirmation to the U.K. Borrower or the Borrower Representative, on the basis that the Tax Confirmation would have enabled the U.K. Borrower to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the ITA; or
(D)    the relevant Revolving Credit Lender or L/C Issuer is a U.K. Treaty Lender and the U.K. Borrower making the payment is able to demonstrate that the payment could have been made to the Revolving Credit Lender or L/C Issuer without the Tax Deduction had that the Revolving Credit Lender or L/C Issuer complied with its obligations under Section 3.07(a)(vii) or Section 3.07(a)(x), as applicable.
(v)    If a U.K. Loan Party is required to make a Tax Deduction, that U.K. Loan Party shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.
(vi)    Within thirty (30) days after making either a Tax Deduction or any payment required in connection with that Tax Deduction, the U.K. Loan Party making that Tax

Deduction shall deliver to the Administrative Agent for the benefit of the Revolving Credit Lender or L/C Issuer entitled to the payment a statement under section 975 of the ITA or other evidence reasonably satisfactory to that Revolving Credit Lender or L/C Issuer that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.
(vii)    (A) Subject to clause (B) below, a U.K. Treaty Lender and each U.K. Loan Party which makes a payment to which that U.K. Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that U.K. Loan Party to obtain authorization to make that payment without a Tax Deduction and (B) (1) a U.K. Treaty Lender which is a Revolving Credit Lender or L/C Issuer on the date of this Agreement and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall include an indication to that effect (for the benefit of the Administrative Agent and without liability to a U.K. Borrower) by notifying the Administrative Agent and the Borrower Representative in writing of its scheme reference number and its jurisdiction of tax residence, including where such notice is included in Schedule 2.01 of this Agreement next to the details of the relevant Revolving Credit Lender’s Revolving Credit Commitment and (2) a U.K. Treaty Lender which is not a Revolving Credit Lender or L/C Issuer on the date of this Agreement and that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall include an indication to that effect (for the benefit of the Administrative Agent and without liability to a U.K. Borrower) in the Assignment and Assumption which it executes on becoming a party as a Lender by including its scheme reference number and its jurisdiction of tax residence in that Assignment and Assumption, and, having done so, that the Revolving Credit Lender or L/C Issuer shall be under no obligation pursuant to clause (A) above.
(viii)    A U.K. Non-Bank Lender which becomes a Revolving Credit Lender or L/C Issuer on the date of this Agreement and provides the notice in writing to the Administrative Agent and the Borrower Representative described at paragraph (a) of the definition of “U.K. Non-Bank Lender” gives a Tax Confirmation to each U.K. Borrower by giving such notice.
(ix)    A U.K. Non-Bank Lender shall promptly notify the Borrower Representative and the Administrative Agent if there is any change in the position from that set out in the Tax Confirmation.
(x)    If a Revolving Credit Lender or L/C Issuer has confirmed its scheme reference number and its jurisdiction of tax residence in accordance with Section 3.07(a)(vii)(B) above and:
(A)    a U.K. Borrower making a payment to that Revolving Credit Lender or L/C Issuer has not made a U.K. Borrower DTTP Filing in respect of that Revolving Credit Lender or L/C Issuer, or
(B)    a U.K. Borrower making a payment to that Revolving Credit Lender or L/C Issuer has made a U.K. Borrower DTTP Filing in respect of that Revolving Credit Lender or L/C Issuer, but
(1)    that U.K. Borrower DTTP Filing has been rejected by H.M. Revenue & Customs; or

(2)    H.M. Revenue & Customs has not given the U.K. Borrower authority to make payment to that Revolving Credit Lender or L/C Issuer without a Tax Deduction within sixty (60) days after the date of the U.K. Borrower DTTP Filing; or
(3)    The authority to make payments to that Revolving Credit Lender or L/C Issuer without a Tax Deduction or that Revolving Credit Lender’s or L/C Issuer’s passport under the HMRC DT Treaty Passport Scheme has expired or is revoked in writing by H.M. Revenue & Customs, and in each case the U.K. Borrower has notified that Revolving Credit Lender or L/C Issuer in writing that Revolving Credit Lender or L/C Issuer and the U.K. Borrower shall co-operate in completing any additional procedural formalities necessary for the U.K. Borrower to obtain authorization to make that payment without a Tax Deduction.
(xi)    If a Revolving Credit Lender or L/C Issuer has not included an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to this Agreement in accordance with Section 3.07(a)(vii)(B), no U.K. Borrower shall make a U.K. Borrower DTTP Filing or file any other form relating to the HMRC DT Treaty Passport scheme in respect of that Revolving Credit Lender’s or L/C Issuer’s advance or its participation in any advance under a Loan Document, unless that Revolving Credit Lender or L/C Issuer otherwise agrees.
(xii)    A U.K. Borrower shall, promptly on making a U.K. Borrower DTTP Filing, deliver a copy of the U.K. Borrower DTTP Filing to the Administrative Agent for delivery to the relevant Revolving Credit Lender or L/C Issuer.
(b)    Lender Status Confirmation. Each Revolving Credit Lender or each L/C Issuer which becomes a party to this Agreement as a lender after the date of this Agreement shall indicate, in the Assignment and Assumption which it executes on becoming a party, and for the benefit of the Administrative Agent and without liability to any U.K. Loan Party, which of the following categories it falls within:
(i)    not a U.K. Qualifying Lender;
(ii)    a U.K. Qualifying Lender (other than a U.K. Treaty Lender); or
(iii)    a U.K. Treaty Lender.
If such Revolving Credit Lender or L/C Issuer fails to indicate its status in accordance with this Section 3.07(b) then such Revolving Credit Lender or L/C Issuer shall be treated for the purposes of this Agreement (including by each U.K. Loan Party) as if it is not a U.K. Qualifying Lender until such time as it notifies the Administrative Agent which category applies (and Administrative Agent, upon receipt of such notification, shall inform the Borrower Representative). For the avoidance of doubt, an Assignment and Assumption shall not be invalidated by any failure of a Revolving Credit Lender or L/C Issuer to comply with this Section 3.07(b).
(c)    Tax Indemnity.

(i)    The U.K. Loan Parties shall (within three (3) Business Days of demand by the Administrative Agent) pay to the relevant Revolving Credit Lender or L/C Issuer an amount equal to the loss, liability or cost which that Revolving Credit Lender or L/C Issuer determines will be or has been (directly or indirectly) suffered for or on account of Taxes by that Revolving Credit Lender or L/C Issuer in respect of a Loan Document.
(ii)    Section 3.07(c)(i) above shall not apply:
(A)    with respect to any Taxes assessed on a Revolving Credit Lender or L/C Issuer:
(1)    under the law of the jurisdiction in which that Revolving Credit Lender or L/C Issuer is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Revolving Credit Lender or L/C Issuer is treated as resident for tax purposes; or
(2)    under the law of the jurisdiction in which that Revolving Credit Lender’s or L/C Issuer’s Lending Office is located in respect of amounts received or receivable in that jurisdiction, if those Taxes are imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Revolving Credit Lender or L/C Issuer; or
(B)    to the extent a loss, liability or cost:
(1)    is compensated for by an increased payment under Section 3.07(a) (Tax Gross-Up);
(2)    would have been compensated for by an increased payment under Section 3.07(a) (Tax Gross-Up) but was not so compensated solely because one of the exclusions in Section 3.07(a)(iv) (Tax Gross-Up) applied;
(C)    relates to a deduction or withholding from a payment under a Loan Document required by FATCA, required to be made by a U.K. Borrower or the Administrative Agent; or
(D)    arises on account of the Bank Levy.
(iii)    A Revolving Credit Lender or L/C Issuer making, or intending to make a claim under Section 3.07(c)(i) above shall promptly notify the Administrative Agent of the event which will give, or has given, rise to the claim, following which the Administrative Agent shall notify the Borrower Representative.
(iv)    A Revolving Credit Lender or L/C Issuer shall, on receiving a payment from a U.K. Loan Party under Section 3.07(c)(i), notify the Administrative Agent.
(d)    Tax Credit. If a U.K. Loan Party makes a U.K. Tax Payment and the relevant Revolving Credit Lender or L/C Issuer reasonably determines that (i) a Tax Credit is attributable either to an increased payment of which that U.K. Tax Payment forms part, or to that U.K. Tax Payment or to a Tax Deduction in consequence of which that U.K. Tax Payment was required; and (ii) that Revolving

Credit Lender or L/C Issuer has obtained, utilized and retained that Tax Credit, the Revolving Credit Lender or L/C Issuer shall pay an amount to the U.K. Loan Party which that Lender reasonably determines will leave it (after that payment) in the same after-Tax position as it would have been in had the U.K. Tax Payment not been required to be made by the U.K. Loan Party. Each Revolving Credit Lender or each L/C Issuer shall promptly notify the Borrower Representative on becoming aware of any Tax Credit that may give rise to a payment under this Section 3.07(d).
(e)    Stamp Taxes. A U.K. Loan Party shall pay and, within three (3) Business Days of demand, indemnify the Administrative Agent and each Revolving Credit Lender or L/C Issuer against any cost, loss or liability that the Administrative Agent or any Revolving Credit Lender or L/C Issuer incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Loan Document; provided that this Section 3.02(e) shall not apply in respect of any assignment or transfer by a Revolving Credit Lender or L/C Issuer of any of its rights and/or obligations under any Loan Documents, other than an assignment or transfer (i) following an Event of Default that is continuing, (ii) made as part of the primary syndication of a Loan, or (iii) made at the request of any Borrower.
(f)    VAT.
(i)    All amounts expressed to be payable under any Loan Document by any party to the Administrative Agent or a Revolving Credit Lender or L/C Issuer which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to Section 3.07(f)(ii) below, if VAT is or becomes chargeable on any supply made by the Administrative Agent or a Revolving Credit Lender or L/C Issuer to any party under any Loan Document and the Administrative Agent or such Revolving Credit Lender or L/C Issuer is required to account to the relevant tax authority for the VAT, that party must pay to the Administrative Agent or such Revolving Credit Lender or L/C Issuer (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and the Administrative Agent or the relevant Revolving Credit Lender or L/C Issuer concerned must promptly provide an appropriate VAT invoice to such party).
(ii)    If VAT is or becomes chargeable on any supply made by the Administrative Agent or a Revolving Credit Lender or L/C Issuer (the “Supplier”) to the Administrative Agent or any Revolving Credit Lender or L/C Issuer (the “Receiver”) under any Loan Document, and any party other than the Receiver (the “Relevant Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Receiver in respect of that consideration):
(A)    (where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Receiver must (where this clause (A) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Receiver receives from the relevant tax authority which the Receiver reasonably determines relates to the VAT chargeable on that supply; and
(B)    (where the Receiver is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Receiver, pay to the Receiver an amount equal to the VAT chargeable on that supply but only to the extent that the Receiver reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.
(iii)    Where any Loan Document requires any party to reimburse or indemnify the Administrative Agent or a Revolving Credit Lender or L/C Issuer for any cost or expense, that party shall reimburse or indemnify (as the case may be) the Administrative Agent or such Revolving Credit Lender or L/C Issuer for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that the Administrative Agent or such Revolving Credit Lender or L/C Issuer reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.
(iv)    Any reference in Sections 3.02(f)(i) to Section 3.07 (f)(iv) (inclusive) to any party shall, at any time when such party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term “representative member” to have the same meaning as in the United Kingdom Value Added Tax Act 1994).
(v)    In relation to any supply made by the Administrative Agent or a Revolving Credit Lender or L/C Issuer to any party under any Loan Document, if reasonably requested by the Administrative Agent or such Revolving Credit Lender or L/C Issuer, that party must promptly provide the Administrative Agent or such Lender with details of that party’s VAT registration and such other information as is reasonably requested in connection with the Administrative Agent’s or that Revolving Credit Lender’s or L/C Issuer’s VAT reporting requirements in relation to such supply.
(g)    FATCA. If a payment made to a Revolving Credit Lender or L/C Issuer from the U.K. Borrower under any Loan Document would be subject to withholding Tax imposed by FATCA if such Revolving Credit Lender or L/C Issuer were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Revolving Credit Lender or L/C Issuer shall deliver to the Borrower Representative and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Representative or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Representative or the Administrative Agent as may be necessary for the Borrower Representative and the Administrative Agent to comply with their obligations under FATCA and to determine that such Revolving Credit Lender or L/C Issuer has complied with such Revolving Credit Lender’s or L/C Issuer’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.07(g), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.
(h)    Determination. Except as otherwise expressly provided in this Section 3.07, a reference to “determines” or “determined” in connection with tax provisions contained in this Section 3.07 means a determination made in the absolute discretion of the person making the determination, acting in good faith.
Section 3.08.    Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Senior Credit Obligations hereunder and resignation of the Administrative Agent.
ARTICLE IV
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 4.01.    Conditions to Initial Credit Extension. The obligation of each L/C Issuer and each Revolving Credit Lender to make its initial Credit Extension hereunder is subject to the satisfaction of the following conditions precedent:
(a)    Deliverables. The Administrative Agent’s receipt of the following, each of which shall be originals or copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent:
(i)    executed counterparts of (A) this Agreement, (B) the Fee Letter, (C) the Canadian Guaranty, (D) the Canadian Security Agreement, (E) the U.S. Guaranty and (F) the U.S. Security Agreement;
(ii)    the U.K. Security Agreement duly executed by the parties thereto;
(iii)    a Note executed by each applicable Borrower in favor of each Revolving Credit Lender requesting a Note;
(iv)    a Perfection Certificate with respect to each Loan Party, duly executed by a Responsible Officer of the Borrower Representative;
(v)    copies of reports from CT Corporation or another nationally recognized search service listing all effective financing statements, notices of tax, PBGC or judgment liens or similar notices that name any Loan Party, as such, as debtor or seller that are filed in Washington D.C., the jurisdictions of formation of each Loan Party or in any other jurisdiction (in which material assets of such Loan Party are located), having files which must be searched in order to determine fully the existence of the UCC, the PPSA and Civil Code security interests, hypothecs, charges, notices of the filing of federal tax Liens (filed pursuant to Section 6323 of the Code), Liens of the PBGC (filed pursuant to Section 4068 of ERISA) or judgment Liens on any Collateral, together with copies of such financing statements, recordations, notices of tax, PBGC or judgment Liens or similar notices under the PPSA, Civil Code or other similar notices (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or for which the Administrative Agent shall have received termination statements (Form UCC-3 or such other termination statements as shall be required by local Law) authenticated and authorized for filing);
(vi)    the Intercompany Subordination Agreement, duly executed by each Loan Party and the other parties thereto;
(vii)    a copy of the Organization Documents, including all amendments thereto, of each Loan Party, which shall be certified as of a recent date by the Secretary of State or other applicable Governmental Authority of its respective jurisdiction of organization to the extent any such Organization Document is required to be filed with the Secretary of State or other Governmental Authority, together with:
(A)    a certificate as to the good standing of each Loan Party (other than a U.K. Loan Party), as of a recent date, from the Secretary of State or other applicable authority of its respective jurisdiction of organization;
(B)    a certificate of a Responsible Officer of each Loan Party dated the Restatement Effective Date and certifying (1) that the Organization Documents of such Loan Party have not been amended since the date of the last amendment thereto furnished pursuant to clause (A) above and that attached thereto are true and complete copies of such Organization Documents as in effect on the Restatement Effective Date; (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (and in the case of any U.K. Loan Party, a true and complete copy of resolutions of the holder of all of its issued shares) or other governing body of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which it is to be a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and
(C)    a certificate of another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to clause (B) above;
(viii)    a favorable written opinion of Simpson Thacher & Bartlett LLP, special U.S. counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and each Revolving Credit Lender, dated the Restatement Effective Date;
(ix)    a favorable written opinion of Cassells Brock & Blackwell LLP, special Canadian counsel to the Loan Parties, addressed to the Administrative Agent, the Collateral Agent and each Revolving Credit Lender, dated the Restatement Effective Date;
(x)    a favorable written opinion of Norton Rose Fulbright, special U.K. counsel to the Administrative Agent, addressed to the Administrative Agent, the Collateral Agent and each Revolving Credit Lender, dated the Restatement Effective Date;
(xi)    a certificate signed by a Responsible Officer of the Borrower Representative certifying (A) that the conditions specified in Sections 4.01(f) and 4.02(b) have been satisfied and (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
(xii)    [reserved];
(xiii)    a certificate attesting to the Solvency of the Loan Parties on the Restatement Effective Date, taken as a whole, on a pro forma basis after giving effect to the transactions contemplated hereby to occur on the Restatement Effective Date, executed by the chief financial officer of the Borrower Representative in his or her capacity as an officer of the Borrower Representative and not in his or her individual capacity, substantially in the form of Exhibit H attached hereto; and
(xiv)    a Borrowing Base Certificate duly certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrowers reflecting Excess Availability of not less than $50,000,000 after giving effect to the initial Credit Extension.
(b)    Certain Fees. All fees required to be paid on or before the Restatement Effective Date (i) to the Administrative Agent and the Arranger and (ii) to the Revolving Credit Lenders shall in each case have been paid.

(c)    Counsel Fees. Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable, out-of-pocket fees, charges and disbursements of external counsel to the Administrative Agent (directly to such counsel if reasonably requested by the Administrative Agent) to the extent invoiced at least two Business Days prior to or on the Restatement Effective Date; provided, that, such external counsel shall be limited to one primary counsel (and one local counsel for each applicable jurisdiction in which a Loan Party is formed or incorporated or in which assets included in the Canadian Borrowing Base are located).
(d)    Patriot Act; Beneficial Ownership Certification. Each Revolving Credit Lender shall, to the extent requested by such Revolving Credit Lender at least 15 days prior to the Closing Date, have received at least ten days prior to the Closing Date (i) all documentation or information required by regulatory authorities or applicable law relating to “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act, as reasonably requested by Administrative Agent and (ii) a Beneficial Ownership Certification.
(e)    Material Adverse Change. Since December 31, 2017, there shall not have occurred or become known any condition, fact, event or development that has had or could reasonably be expected to have a Material Adverse Effect.
Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Revolving Credit Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to that Revolving Credit Lender unless the Administrative Agent shall have received notice from such Revolving Credit Lender prior to the proposed Restatement Effective Date specifying its objection thereto.
Section 4.02.    Conditions to All Credit Extensions. The obligation of each Revolving Credit Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of SOFR Loans or BA Rate Loans) is subject to the satisfaction or waiver of the following conditions precedent:
(a)    Representations and Warranties. The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, in the case of representations and warranties qualified by materiality or “Material Adverse Effect”, in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, in the case of representations and warranties qualified by materiality or “Material Adverse Effect”, in all respects) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively.
(b)    No Default. No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.
(c)    Notice. The Administrative Agent and, if applicable, the applicable L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d)    Availability. After giving effect to such Credit Extension (i) the Total Cap shall exceed the Outstanding Amount of the Revolving Credit Loans, Swingline Loans and L/C Obligations on such date, (ii) the lesser of (A) the Net Total Available U.S. Borrowing Base and (B) the U.S. Revolving Credit Facility shall exceed the Outstanding Amount of the U.S. Revolving Credit Loans, U.S. Swingline Loans and U.S. L/C Obligations on such date, (iii) the lesser of (A) the Net Total Available Canadian Borrowing Base and (B) the Canadian Revolving Credit Facility shall exceed the Outstanding Amount of the Canadian Revolving Credit Loans, Canadian Swingline Loans and Canadian L/C Obligations on such date and (iv) the lesser of (A) the Net Total Available U.K. Borrowing Base and (B) the U.K. Revolving Credit Facility shall exceed the Outstanding Amount of the U.K. Revolving Credit Loans, U.K. Swingline Loans and U.K. L/C Obligations.
(e)    Borrowing Base Certificate. The Administrative Agent shall have received (i) if a Request for Credit Extension occurs on or after the fifteenth of any month, a Borrowing Base Certificate as of the end of the most recently ended month, or (ii) if a Request for Credit Extension occurs prior to the fifteenth of any month, a Borrowing Base Certificate as of the end of the month immediately preceding the most recently ended month.
Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of SOFR Loans or BA Rate Loans) submitted by the Borrower Representative shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a), (b), (d) and (e) have been satisfied on and as of the date of the applicable Credit Extension; provided, that, the conditions precedent described in Section 4.02(a) shall not apply to any request for Credit Extension in respect of any Credit Extension on the Restatement Effective Date.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
Each Primary Loan Party represents and warrants to the Administrative Agent and the Revolving Credit Lenders that:
Section 5.01.    Existence, Qualification and Power. Each Loan Party and each of its Subsidiaries (i) is duly organized, formed, incorporated or continued, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation, organization or continuation, (ii) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (A) own or lease its assets and carry on its business and (B) execute, deliver and perform its obligations under the Loan Documents, and (iii) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license (to the extent the concept of good standing is applicable to such Loan Party or Subsidiary under the Laws of such jurisdiction); except in each case referred to in clause (ii)(A) or (iii), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
Section 5.02.    Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate, partnership, limited liability company or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under, (A) any Contractual Obligation to which such Person is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or

(iii) violate any Law, except in each case for such violations which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
Section 5.03.    Governmental Authorization; Other Consents. No approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under the Collateral Documents or (iv) the exercise by the Administrative Agent or any Revolving Credit Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except (A) for those approvals, consents, exemptions, authorizations or other actions by, or notices to or filings with, any Governmental Authority or any other Person as have been obtained as of the Restatement Effective Date and (B) filings and recordings necessary to perfect and maintain the perfection of the Liens created pursuant to the Collateral Documents.
Section 5.04.    Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law). Specifically but without limitation, Section 2.09(a) satisfies the requirements of Section 4 of the Interest Act (Canada) to the extent it applies to the expression or statement of any interest payable under any Loan Document, and each Loan Party is able to calculate the yearly rate or percentage of interest payable under any Loan Document based upon the methodology set out in such Section.
Section 5.05.    Financial Condition; No Material Adverse Effect.
(a)    Audited Financial Statements. The Audited Financial Statements: (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present, in all material respects, the financial condition of the Parent Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Parent Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.
(b)    [Reserved].
(c)    [Reserved].
(d)    Material Adverse Effect. There has been no event or circumstance since the date of the Audited Financial Statements, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
(e)    Projections. The consolidated forecasted balance sheet, statements of income and cash flows of the Parent Borrower and its Subsidiaries delivered pursuant to Section 6.01(d) were prepared in good faith on the basis of the good faith estimates and assumptions stated therein, which assumptions, taken as a whole, were believed by the Borrowers to be reasonable at the time of delivery of such forecasts, and represented, at the time of delivery, the Parent Borrower’s reasonable and fair estimate of its future financial condition and performance, it being understood that such forecasts may be subject to material uncertainties and contingencies which may be beyond the control of     the Loan Parties, are not to be viewed as facts, that actual results during the period covered by such forecasts may differ from the forecasted results and that such differences may be material.
(f)    Post-Closing Financial Statements. The financial statements delivered to the Revolving Credit Lenders pursuant to Section 6.01(a) and (b), if any, (i) have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 6.01(a) and (b)) and (ii) present fairly (on the basis disclosed in the footnotes to such financial statements, if any) in all material respects the consolidated financial condition, results of operations and cash flows of the Parent Borrower and its Consolidated Subsidiaries as of the respective dates thereof and for the respective periods covered thereby.
(g)    No Undisclosed Liabilities. Except as fully reflected in the financial statements described in subsections (a), (b) and (c) above and the Indebtedness incurred under this Agreement, (i) there were as of the Restatement Effective Date (and after giving effect to any Loans made and Letters of Credit issued on such date), no liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to any Group Company of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due and including obligations or liabilities for taxes, long-term leases and unusual forward or other long-term commitments), and (ii) no Primary Loan Party knows of any basis for the assertion against any Group Company of any such liability or obligation which, either individually or in the aggregate, are or could reasonably be expected to have, a Material Adverse Effect.
(h)    Intercompany Debt. No Loan Party is liable, directly or indirectly, with respect to any Indebtedness for borrowed money owing to any Subsidiary of the Parent Borrower that is not a Loan Party, except for those Subsidiaries which have executed and delivered an Intercompany Subordination Agreement as payee thereunder.
Section 5.06.    Litigation. There are no actions, suits, grievances, proceedings, claims or disputes pending or, to the knowledge of any Loan Party, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against any Group Company or against any of their properties or revenues that (i) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (ii) either individually or in the aggregate, which, if determined adversely, could reasonably be expected to have a Material Adverse Effect.
Section 5.07.    No Default. No Group Company is currently in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement.
Section 5.08.    Ownership of Property; Liens; Investments.
(a)    Title. Each Loan Party and each of its Subsidiaries has good and marketable title in fee simple to, or valid leasehold interests in, all material real property necessary or used in the ordinary conduct of its business, except for (i) such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) Permitted Liens.

(b)    Liens. Schedule 5.08(b) sets forth a complete and accurate list of all Liens on the property or assets of each Loan Party, showing as of the date hereof the lienholder thereof and the property or assets of such Loan Party or such Subsidiary subject thereto. The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Liens set forth on Schedule 5.08(b), and as otherwise permitted by Section 7.01.
(c)    Owned Realty. Schedule 5.08(c) sets forth a complete and accurate list of all material real property owned in fee simple by each Loan Party and each of its Subsidiaries, showing as of the date hereof the street address, county or other relevant jurisdiction and state where such real property is located. Each Loan Party and each of its Subsidiaries has good and marketable fee simple title to the material real property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Permitted Liens.
(d)    Leases.
(i)    Schedule 5.08(d)(i) sets forth a complete and accurate list of all material leases of real property under which any Loan Party or any Subsidiary of a Loan Party is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction and state where such real property is located.
(ii)    Schedule 5.08(d)(ii) sets forth a complete and accurate list of all leases of real property under which any Loan Party or any Subsidiary of a Loan Party is the lessor, showing as of the date hereof the street address, county or other relevant jurisdiction and state where such real property is located.
(e)    Investments. Schedule 5.08(e) sets forth a complete and accurate list of all Investments held by any Loan Party or any Subsidiary of a Loan Party on the date hereof, showing as of the date hereof the amount and obligor or issuer thereof.
Section 5.09.    Environmental Compliance. (a) The Loan Parties and their respective Subsidiaries are in compliance with all Environmental Laws and have not received notice of any claims alleging potential liability or responsibility for violation of any Environmental Law with respect to their respective businesses, operations and properties, except where failure to comply with Environmental Laws or the adverse determination of such claims would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)    None of the properties currently or, to the knowledge of the Loan Parties, formerly owned or operated by any Loan Party or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list, except where the basis for such listing or proposed listing would not reasonably be expected to have a Material Adverse Effect; there are no and, to the knowledge of the Loan Parties, never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any of its Subsidiaries or, to the knowledge of the Loan Parties, on any property formerly owned or operated by any Loan Party or any of its Subsidiaries, and there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of its Subsidiaries, except where the presence or former presence of such storage tanks, impoundments, septic tanks, pits, sumps, lagoons, asbestos or asbestos-containing material would not reasonably be expected to have a Material Adverse Effect; and Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any of its Subsidiaries, expect where such release, discharge or disposal would not reasonably be expected to have a Material Adverse Effect.
(c)    Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law, except where such investigation, assessment, or remedial or response action would not reasonably be expected to have a Material Adverse Effect; and none of the Loan Parties or their respective Subsidiaries have generated, used, treated, handled, stored, transported, or disposed of any Hazardous Materials in a manner that would reasonably be expected to have a Material Adverse Effect.
(d)    This Section 5.09 sets forth the sole and exclusive representations and warranties of the Primary Loan Parties with respect to environmental, health or safety matters, including all matters relating to Environmental Laws, Environmental Liabilities, Environmental Permits or Hazardous Materials.
Section 5.10.    Insurance. The properties of each Loan Party are insured with financially sound and reputable insurance companies not Affiliates of any Borrower (or, consistent with industry practice, a program of self-insurance administered by a captive insurance subsidiary of Parent Borrower which, in the case of property insurance for the Loan Parties, shall be reasonably satisfactory to the Administrative Agent), in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party operates.
Section 5.11.    Taxes. Each Loan Party and its Subsidiaries have filed all United States federal, and Canadian federal and provincial and other material tax returns and reports required to be filed, and have paid all United States federal, Canadian federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (i) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (ii) where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Each Canadian Loan Party has remitted all Canada Pension Plan contributions, provincial pension plan contributions, workers’ compensation assessments, employment insurance premiums, employer health taxes, municipal real estate taxes and other taxes payable by such Canadian Loan Party under applicable law, and has withheld from each payment made to any of its present or former employees, officers and directors, and to all persons who are non-residents of Canada for the purposes of the Income Tax Act (Canada) all amounts required by law to be withheld, including without limitation all payroll deductions required to be withheld, and has remitted such amounts to the proper Governmental Authority within the time required under applicable law, except in each case where the failure to do so could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Loan Parties, there is no proposed tax assessment against any Loan Party or any Subsidiary that is not being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP, except to the extent such proposed tax assessment could not reasonably be expected to have a Material Adverse Effect.
Section 5.12.    ERISA; Foreign Pension Plans; Employee Benefit Arrangements.
(a)    Except as has not resulted or could not reasonably be expected to result in a Material Adverse Effect, each Plan (other than a Multiemployer Plan) and each Canadian Pension Plan is in compliance with the applicable provisions of ERISA, the Code, Canadian Employee Benefits Legislation and all other applicable Laws. Except as has not resulted or could not reasonably be expected to result in a Material Adverse Effect, each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS, relies on an opinion letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the any Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Each Loan Party and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. Except as has not resulted or could not reasonably be expected to result in a Material Adverse Effect, (i) each Canadian Loan Party has made all of its required contributions (including “normal cost,” “special payments” and any other required payments in respect of funding deficiencies) to each Canadian Pension Plan and Canadian Union Plan, (ii) there are no outstanding obligations, liabilities, defaults or violations by any Canadian Loan Party in respect of any Canadian Pension Plan or Canadian Union Plan, (iii) no taxes, penalties or fees are owing or eligible under any Canadian Pension Plan, and (iv) there are no outstanding liabilities in relation to the employment of any Canadian Employees or the termination of employment of any Canadian Employees.
(b)    There are no pending or, to the knowledge of any Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan or Canadian Pension Plan that could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan (other than a Multiemployer Plan) that has resulted or could reasonably be expected to result in a Material Adverse Effect. With respect to any Canadian Union Plan, the sole obligation of the Canadian Loan Parties is to make contributions in accordance with the collective bargaining agreement providing for participation in such Canadian Union Plan by employees of the Canadian Loan Parties. None of the Canadian Union Plans are registered in the Province of Québec or have members employed within the Province of Québec. No current or former employee or director of any of the Canadian Loan Parties is or has at any time been a trustee of a Canadian Union Plan that is an Ontario-registered multi-employer pension plan.
(c)    Except as has not resulted or could not reasonably be expected to result in a Material Adverse Effect, (i) no ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan or Canadian Pension Plan has any Unfunded Pension Liability; (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) no Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.
(d)    Except as has not resulted or could not reasonably be expected to result in a Material Adverse Effect, the Parent Borrower and Canadian Guarantors are in compliance with the requirements of Canadian Employee Benefits Legislation and other federal, provincial or local laws with respect to each Canadian Pension Plan. Except as has not resulted or could not reasonably be expected to result in a Material Adverse Effect, neither the Parent Borrower nor any Canadian Guarantor has any withdrawal liability (including and withdrawal liability inherited or incurred as a successor employer) in connection with a Canadian Union Plan. Except as has not resulted or could not reasonably be expected to result in a Material Adverse Effect, no Pension Event has occurred. No Lien has arisen or exists, choate or inchoate, in respect of the Parent Borrower and Canadian Guarantors or their property in connection with any Canadian Pension Plan (save for contribution amounts not yet due).

(e)    Except as has not resulted or could not reasonably be expected to result in a Material Adverse Effect, with respect to each scheme or arrangement mandated by a Governmental Authority other than the United States or Canada and with respect to each employee benefit health, welfare, severance, deferred compensation, bonus, medical, dental, or other employee group or similar benefit or employment plan maintained or contributed to by any Loan Party or any Subsidiary of any Loan Party that is not subject to United States or Canadian law (each, a “Foreign Plan”):
(i)    any employer and employee contributions required by law or by the terms of any Foreign Plan have been made, all obligations with respect to any Foreign Plan have been satisfied, and no defaults or violations exist without respect to any Foreign Plan;
(ii)    the fair market value of the assets of each Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is equal to or exceeds the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and
(iii)    each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.
(f)    no Canadian Loan Party sponsors, administers, maintains or contributes to or has any liability under or in respect of a Defined Benefit Plan.
Section 5.13.    Subsidiaries; Equity Interests; Loan Parties. No Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13. No Loan Party has any equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13. Set forth on Part (c) of Schedule 5.13 is a complete and accurate list of all Loan Parties, showing as of the Restatement Effective Date (as to each Loan Party) the jurisdiction of its incorporation. All of the Borrowers’ Canadian Subsidiaries, U.K. Subsidiaries and Domestic Subsidiaries, other than Sacopan and the Loan Parties, are Immaterial Subsidiaries.
Section 5.14.    Margin Regulations; Investment Company Act.
(a)    No Borrower is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any Borrower only or of any Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between any Borrower and any Revolving Credit Lender or any Affiliate of any Revolving Credit Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.
(b)    None of the Borrowers, any Person Controlling any Borrower or any Subsidiary is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.
Section 5.15.    Disclosure. No written report, financial statement, certificate or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Revolving

Credit Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein as of the date such information is so furnished, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon estimates and assumptions believed to be reasonable and fair at the time prepared, it being understood and acknowledged that projections are as to future events and are not to be viewed as facts and may be subject to material uncertainties and contingencies which may be beyond the control of the Borrowers, and no assurances can be given that any particular projections will be realized and that actual results during the period or periods covered by the projections may materially differ significantly from the projected results.
Section 5.16.    Compliance with Law. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
Section 5.17.    Intellectual Property. Each Loan Party and each of its Subsidiaries own, or possess the right to use, all ~~of the trademarks, service marks, trade names, industrial designs, copyrights, patents and patent rights (collectively, “~~IP Rights~~”)~~  that are reasonably necessary for the operation of their respective businesses, without, to the knowledge of the Borrowers, conflicting with the IP ~~r~~Rights of any other Person, except as such conflict could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrowers, no slogan or other advertising device, product, process, method, substance, part or other material now employed by any Loan Party or any of its Subsidiaries infringes upon any IP ~~r~~Rights held by any other Person, except as such infringement could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrowers, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
Section 5.18.    Solvency. The Loan Parties are, on a consolidated basis, Solvent.
Section 5.19.    Casualty, Etc. Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect
Section 5.20.    Labor Matters. To the knowledge of the Borrowers, there are no strikes, work stoppages, work slowdowns or other labor dispute against the Parent Borrower or any of its Subsidiaries, other than any strikes, work stoppages, work slowdowns or other labor dispute that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. All payments due from the Parent Borrower or any of its Subsidiaries, or for which any claim may be made against the Parent Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance, workers compensation and other benefits have been paid or accrued as a liability on the books of the Parent Borrower and its Subsidiaries, as applicable, except for (i) any unpaid amounts which are contested in good faith by appropriate proceedings diligently conducted or (ii) any unpaid amounts that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 5.21.    Collateral Documents.
(a)    Article 9 Collateral. The U.S. Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a valid and enforceable security interest in the U.S. Collateral described therein.
(b)    Canadian Collateral. The Canadian Security Agreement and the Deed of Hypothec are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest and hypothec, as applicable, in the Canadian Collateral described therein and, when financing statements and recordations, as applicable, in appropriate form are filed in the offices specified on Schedule 4.01 to the Canadian Security Agreement and, with respect to the Deed of Hypothec, at the register of personal and movable real rights, all filings necessary in the Provinces of Ontario, Alberta, British Columbia and Québec to perfect the Lien created by the Canadian Security Agreement and the Deed of Hypothec in favour of the Canadian Secured Parties in the Collateral charged thereunder in which a security interest or hypothec can be perfected under the PPSA and the Civil Code, as applicable, shall have been made, and such Lien shall constitute a perfected Lien on, and security interest and hypothec in, all right, title and interest of the grantors thereunder in such of the Canadian Collateral in which a security interest and hypothec can be perfected under the PPSA and the Civil Code in each case prior and superior in right to any other Person, other than with respect to Permitted Liens.
(c)    U.K. Collateral. Solely with respect to each U.K. Collateral Document, subject to customary reservations and customary perfection requirements, the obligations expressed to be assumed by each Loan Party in each U.K. Collateral Document to which it is a party are legal, valid and enforceable obligations and (without limiting the generality of the foregoing), each U.K. Collateral Document creates the Liens which that U.K. Collateral Document purports to create and those Liens are valid and effective.
(d)    Status of Liens. The Collateral Agent, for the ratable benefit of the Secured Parties, will at all times have the Liens provided for in the Collateral Documents and, subject to the filing by the Collateral Agent of continuation statements or financing change statements to the extent required by the Uniform Commercial Code, the PPSA or the Civil Code, as applicable, the Collateral Documents will at all times constitute valid and continuing Liens of record and first priority perfected Liens in all the Collateral referred to therein, except as priority may be affected by Permitted Liens.
Section 5.22.    Immaterial Subsidiaries. Each Immaterial Subsidiary (i) does not own any Inventory, Receivables or any other Collateral having a value (determined at the greater of the book value or the fair value) in excess of $5,000,000 in the aggregate for all such properties and assets of each individual Immaterial Subsidiary and $20,000,000 in the aggregate for all such properties and assets of all Immaterial Subsidiaries and (ii) does not own any Equity Interests of any Loan Party.
Section 5.23.    Patriot Act; Beneficial Ownership. To the extent applicable, each Loan Party is in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Patriot Act. As of the Restatement Effective Date, the information included in the Beneficial Ownership Certification provided pursuant to Section 4.01(d) is true and correct in all material respects.
Section 5.24.    OFAC; Sanctions; Anti-Corruption Laws; Anti-Money Laundering Laws. No Loan Party or any of its Subsidiaries is in violation of any Sanctions or in material violation of any Anti-Corruption Laws or AML Legislation. No Loan Party nor any of its Subsidiaries nor, to the

knowledge of such Loan Party, any director, officer or employee of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities to the extent prohibited by Sanctions, (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities to the extent prohibited by Sanctions or (d) has received, as of the Restatement Effective Date, written notice of any action, suit proceeding or investigation against it in the last five years with respect to Sanctions from any Sanctions Authority. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance with all applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries, and to the knowledge of each such Loan Party, each director, officer, employee and agent of each such Loan Party and each such Subsidiary, is in compliance with all Sanctions and in compliance in all material respects with Anti-Corruption Laws and Anti-Money Laundering Laws. No litigation, regulatory or administrative proceedings of or before any court, tribunal or agency with respect to any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws have been started (or to the reasonable knowledge of the Loan Parties) threatened against any Loan Party or any of its Subsidiaries.
Section 5.25.    Centre of Main Interests. For the purposes of Regulation (EU) 2015/848 of 20 May 2015 on insolvency proceedings (recast) (the “Regulation”), the centre of main interest of each Loan Party (as that term is used in Article 3(1) of the Regulation) is situated in its jurisdiction of incorporation and it has no “establishment” (as that term is used in Article 2(10) of the Regulation) in any other jurisdiction.
Section 5.26.    U.K. Pensions. Except for the U.K. pension scheme of the Lead U.K. Borrower (the “U.K. Pension Scheme”), no Loan Party or any of its Subsidiaries is or has at any time been: (a) an employer (for the purposes of sections 38 to 51 of the Pensions Act 2004) of an occupational pension scheme which is not a money purchase scheme (both terms as defined in the Pensions Schemes Act 1993); or (b)”connected” with or an “associate” (as those terms are used in sections 38 and 43 of the Pensions Act 2004) of such an employer.
Section 5.27.    Ranking. Each U.K. Borrower’s payment obligations under the Loan Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.
ARTICLE VI
AFFIRMATIVE COVENANTS
So long as any Revolving Credit Lender shall have any Revolving Credit Commitment hereunder, any Loan or other Senior Credit Obligation shall remain unpaid or unsatisfied (other than Senior Credit Obligations in respect of unasserted indemnification and expense reimbursement obligations that survive the termination of this Agreement or obligations and liabilities under any Secured Hedge Agreement or Secured Cash Management Agreement, in each case, not yet due and payable), or any Letter of Credit shall remain outstanding, each Loan Party shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each of its Restricted Subsidiaries (or, solely in the case of Section 6.11, any of its Subsidiaries) to:
Section 6.01.    Financial Statements. Deliver (to the extent not publicly available on SEC’s EDGAR system) to the Administrative Agent and each Revolving Credit Lender and post on the Parent Borrower’s website (in a format that is accessible to the Administrative Agent and the Revolving Credit Lenders):

(a)    Annual Financial Statements. As soon as available (including as soon as the following are released to shareholders of Parent Borrower), but in any event within 90 days after the end of each fiscal year of Parent Borrower, a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit.
(b)    Quarterly Financial Statements. As soon as available (including as soon as the following are released to shareholders of Parent Borrower), but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Parent Borrower (commencing with the fiscal quarter ended December 31, 2018), a consolidated balance sheet of the Parent Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Parent Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of Parent Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Parent Borrower and its Subsidiaries, as applicable, in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.
(c)    Monthly Financial Statements. As soon as available (including as soon as the following are released to shareholders of the Parent Borrower), but in any event within 30 days after the end of each of the first 2 months of each fiscal quarter of the Parent Borrower (commencing with the fiscal month ended February 28, 2019), a consolidated balance sheet of the Parent Borrower and its Subsidiaries or the Parent Borrower and its Subsidiaries as of the end of such month, and the related consolidated statements of income or operations for such month and for the portion of the Parent Borrower’ fiscal year then ended setting forth in each case in comparative form for the corresponding month of the previous fiscal year and the corresponding portion of the previous fiscal year.
(d)    Business Plan and Budget. As soon as available, but in any event no later than 30 days after the start of each fiscal year of the Parent Borrower, an annual forecast and budget of the Parent Borrower and its Subsidiaries on a consolidated basis, including forecasts prepared by management of the Parent Borrower, of consolidated balance sheets and statements of income or operations and cash flows of the Parent Borrower and its Subsidiaries on a monthly basis for such fiscal year.
As to any information contained in materials furnished pursuant to Section 6.02(c), the Borrowers shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrowers to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.
Section 6.02.    Certificates; Other Information. Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:

(a)    Auditors’ Certificate. Concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of its independent certified public accountants in the form customarily given by such accountants certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default under Section 7.11 or, if any such Default shall exist, stating the nature and status of such event.
(b)    Compliance Certificate. Concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (i) a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Parent Borrower and (ii) a copy of management’s discussion and analysis with respect to such financial statements.
(c)    Management Letters. Promptly after any request by the Administrative Agent or any Revolving Credit Lender, copies of any management letters or material recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Group Company by independent accountants in connection with the accounts or books of any Group Company, or any audit of any of them.
(d)    SEC Reports; Commission Reports. Promptly after the filing thereof, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Parent Borrower, and copies of all annual, regular, periodic and special reports and registration statements which any Group Company may file or be required to file with the OSC, with any U.S. or Canadian national or provincial securities exchanges or commissions or with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto.
(e)    Reports to Holders of Debt Securities. Promptly after the furnishing thereof, and in any event within 10 Business Days, copies of any material financial statement or report furnished to any agent or lender under any of the Note Indentures or any Term Credit Facility or any holder of debt securities of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Revolving Credit Lenders pursuant to Section 6.01 or any other clause of this Section 6.02.
(f)    Investigations.
(i)    Promptly, and in any event within 10 Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the OSC, SEC (or comparable agency in any applicable non-United States jurisdiction or other Canadian province) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof; and
(ii)    Promptly, and in any event within 10 Business Days after receipt thereof by any Loan Party or any Subsidiary, director, officer or employee of such Loan Party, copies of each notice or other correspondence received from any Sanctions Authority concerning any action, suit, proceeding or investigation or possible action, suit, proceeding or investigation against it with respect to Sanctions.
(g)    Certain Environmental Reports. Promptly, and in any event within 10 Business Days after obtaining knowledge thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with respect to any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect.

(h)    [Reserved].
(i)    Domestication in Other Jurisdiction. Within 10 days after any change in the jurisdiction of organization of any Loan Party, a copy of all documents and certificates intended to be filed or otherwise executed to effect such change.
(j)    Plan Information. With respect to Plan years beginning after December 31, 2014, promptly after receipt thereof by any Borrower, any notices or reports prepared pursuant to Section 101(k) or Section 101(l) of ERISA, which notices or reports the Parent Borrower shall, and shall cause each Subsidiary to, request on an annual basis by March 15 of each year.
(k)    Other Information. Promptly, and in any event within 10 Business Days, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof as the Administrative Agent or any Revolving Credit Lender may from time to time reasonably request (including, without limitation, information and documentation relating to “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation, it being understood and agreed that the information described in this parenthetical shall be delivered as soon as reasonably practicable but, in any event, shall not be subject to the 10 Business Day deadline described above).
(l)    Borrowing Base Certificates. As soon as available, but in any event (x) within 15 days after the end of each fiscal month, but not if the Total Revolving Credit Outstandings ~~(excluding issued but undrawn Letters of Credit)~~ were less than or equal to ~~$20,000,000~~10% of the Total Cap during each day of the calendar quarter in which such month is included, (y) within 15 days after the end of such fiscal quarter and (z) if an Event of Default has occurred and is continuing or Excess Availability shall be less than 12.5% of the Total Cap, within 5 Business Days after the end of each week, the Borrower Representative shall deliver to the Administrative Agent a Borrowing Base Certificate with respect to each of the U.S. Borrowing Base, the Canadian Borrowing Base and the U.K. Borrowing Base, as at the end of such period, duly certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower Representative; provided, that, the Borrowing Base Certificate shall not be required to update the inventory levels more frequently than monthly to the extent the Borrowers are unable to report inventory levels on a weekly basis. All calculations of Excess Availability in each Borrowing Base Certificate shall originally be made by the Borrowers and certified by a Responsible Officer of the Borrower Representative. Each Borrowing Base Certificate shall be delivered with such supporting documentation and additional reports with respect to the U.S. Borrowing Base, the Canadian Borrowing Base and the U.K. Borrowing Base as the Administrative Agent shall reasonably request. Following the Restatement Effective Date, the Administrative Agent agrees to continue to provide assistance to the Parent Borrower in the preparation of the Borrowing Base Certificates consistent with past practice with respect to this Agreement, except to the extent inconsistent with the policies and procedures of the Administrative Agent in response to applicable Law.
(m)    Collateral Reports. (i) Upon the request by the Collateral Agent (it being understood and agreed that unless a Cash Dominion Event has occurred and is continuing, no such request may require such reports to be delivered more frequently than 30 days after the end of each fiscal month) (A) a summary aging of each Borrower’s and each Guarantor’s accounts receivable and accounts payable and (B) inventory reports (ii) upon the request by the Collateral Agent (and in connection with, but without duplication of, any inspection permitted under Section 6.10 hereof), one Field Examination with respect to the Loan Parties’ Receivables and/or Inventory at the expense of the Loan Parties during any twelve month period; provided, that, if Excess Availability falls below 12.5% of the Total Cap, the Loan Parties shall furnish, upon the request by the Collateral Agent and at the expense of the Loan Parties, up to 2 Field Examinations with respect to the Loan Parties’ Receivables and/or Inventory during the following twelve month period (in addition to the initial Field Examination to be delivered at the expense of the Loan Parties in accordance with the definition of U.K. Borrowing Base); provided, however, that, if an Event of Default has occurred and is continuing, the Loan Parties shall furnish upon the request by the Collateral Agent and at the expense of the Loan Parties, such additional Field Examinations with respect to the Loan Parties’ Receivables and/or Inventory as the Collateral Agent may request from time to time (it being understood that the Collateral Agent may, at its own expense, from time to time conduct such additional Field Examinations as the Collateral Agent may reasonably request), (iii) upon the request by the Collateral Agent, one Appraisal with respect to the Loan Parties’ Inventory at the expense of the Loan Parties during any twelve month period (in addition to the initial Appraisal to be delivered at the expense of the Loan Parties in accordance with the definition of U.K. Borrowing Base); provided, that, to the extent so requested, such appraisal shall be undertaken at the expense of the Loan Parties if the Total Revolving Credit Outstandings equal or exceed $~~75,000,000~~125,000,000 at any time during such twelve month period (and, otherwise, any such appraisal will be undertaken at the expense of the Administrative Agent), and (iv) upon the request by the Collateral Agent, an accounts receivable roll forward and such other reports as to each Borrower’s and each of its respective Subsidiaries’ Receivables, Inventory and other Collateral as the Administrative Agent shall reasonably request from time to time. If any of the records or reports of the accounts payable or Collateral are prepared by an accounting service or other agent, the Borrowers hereby authorize such service or agent to deliver such records, reports and related documents to the Administrative Agent, for distribution to the Revolving Credit Lenders.
(n)    Canadian Plans. As soon as available, copies of any material report filed under Canadian Employee Benefits Legislation in connection with each Canadian Pension Plan, and within 30 days after the filing thereof with the FSCO or any other applicable Governmental Authority, or within 10 days of a Responsible Officer of a Canadian Loan Party having knowledge of a Pension Event which has occurred, copies of each report, valuation, request for amendment, notice of whole or partial winding up, withdrawal or termination or other variation.
Documents required to be delivered pursuant to Section 6.01 or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC, OSC or other securities commissions in Canada) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date: (i) on which the Borrower Representative posts such documents, or provides a link thereto on the Borrower Representative’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower Representative’s behalf on an Internet or Intranet website, if any, to which each Revolving Credit Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower Representative shall deliver paper copies of such documents to the Administrative Agent or any Revolving Credit Lender that requests the Borrower Representative to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Revolving Credit Lender and (ii) the Borrower Representative shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Revolving Credit Lender of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower Representative shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(b) to the Administrative Agent, but the Administrative Agent may rely on an electronic or facsimile copy until receipt of such paper copies. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by any Borrower with any such request for delivery, and each Revolving Credit Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
Each Loan Party hereby acknowledges that (i) the Administrative Agent and/or the Arranger will make available to the Revolving Credit Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (ii) certain of the Revolving Credit Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Parent Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Loan Party hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that: (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” each Loan Party shall be deemed to have authorized the Administrative Agent, the Arranger, the L/C Issuers and the Revolving Credit Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to each Borrower or its securities for purposes of United States federal, state, Canadian federal and provincial securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”
Section 6.03.    Notices. Promptly notify the Administrative Agent of:
(i)    the occurrence of any Default or Event of Default;
(ii)    (A) the breach or non-performance of, or any default under, any material Contractual Obligation of any Group Company that could reasonably be expected to result in a Material Adverse Effect, and (B) any dispute, litigation, investigation, proceeding or suspension between the Parent Borrower or any of its Subsidiaries and any Governmental Authority, in each case, for which there is a reasonable possibility of an adverse determination and if adversely determined could reasonably be expected to have a Material Adverse Effect;
(iii)    the occurrence of any ERISA Event or Pension Event;
(iv)    any material change in accounting policies or financial reporting practice by the Parent Borrower or any of its Subsidiaries, including any determination by the Parent Borrower or the Borrower Representative referred to in Section 2.09(b); and
(v)    (A) the occurrence of any Disposition of property or assets for which the Borrowers are required to make a mandatory prepayment pursuant to Section 2.04(b)(i) and (B) the receipt of any Insurance Proceeds or Condemnation Awards for which the Borrowers are required to make a mandatory prepayment pursuant to Section 2.04(b)(ii).

Each notice pursuant to this Section 6.03 (other than Section 6.03(v)) shall be accompanied by a statement of a Responsible Officer of the Borrower Representative setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(i) shall describe with particularity any and all provisions of this Agreement or the other Loan Documents that have been breached.
Section 6.04.    Payment of Obligations. Pay and discharge, as the same shall become due and payable, all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrowers or such Subsidiary, except where the failure to pay such amounts would not have a Material Adverse Effect.
Section 6.05.    Preservation of Existence Etc. (i) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (ii) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises reasonably necessary in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (iii) ~~make~~use commercially reasonable efforts to preserve or renew all of its registered ~~patents, trademarks, trade names and service marks~~IP Rights (but excluding any IP Rights that expire in accordance with their maximum statutory term), the non-preservation of which could reasonably be expected to have a Material Adverse Effect.
Section 6.06.    Maintenance of Properties. (i) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear, Casualty and Condemnation excepted; and (ii) make all reasonably necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
Section 6.07.    Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of any Borrower (or, consistent with industry practice, a program of self-insurance administered by a capture insurance subsidiary of Parent Borrower which, in the case of property insurance for the Loan Parties, shall be reasonably satisfactory to the Administrative Agent), insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance. Without limiting the generality of the foregoing, the Loan Parties will maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, and shall maintain flood insurance on all Real Property constituting Collateral from such providers, in amounts and on terms in accordance with the Flood Laws or as otherwise satisfactory to all Revolving Credit Lenders. Each such policy of insurance shall (i) name the Administrative Agent as an additional insured thereunder as its interests may appear, (ii) in the case of each casualty insurance policy, contain a loss payable endorsement, reasonably satisfactory in form and substance to the Administrative Agent, that names the Administrative Agent as the loss payee thereunder.

Section 6.08.    Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
Section 6.09.    Books and Records. Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Parent Borrower or such Subsidiary, as the case may be.
Section 6.10.    Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Revolving Credit Lender to visit and inspect any of its properties, to examine its corporate, financial, operating, environmental, health and safety records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice to the Borrower Representative (and in connection with, but without duplication of, any Field Examination permitted under Section 6.02(m)(ii) hereof), except that the Administrative Agent, the Collateral Agent and the Revolving Credit Lenders, collectively, may only make one such inspection/examination at the expense of the Loan Parties during any twelve month period; provided, that, if Excess Availability falls below 17.5% of the Total Cap, the Administrative Agent (or its designees) may make up to 2 such inspections/examinations during the following twelve month period at the expense of the Loan Parties; provided, however, that, if an Event of Default has occurred and is continuing, the Administrative Agent (or its designees) may from time to time make such additional inspections/examination as the Administrative Agent may request (it being understood that the Administrative Agent may, at its own expense, from time to time make such additional inspections/examinations as the Administrative Agent may reasonably request). Each Loan Party will, from time to time upon the reasonable request of the Collateral Agent, permit the Collateral Agent or professionals (including investment bankers, consultants, accountants, lawyers, field examiners and appraisers) retained by the Collateral Agent to conduct evaluations and appraisals of (i) the Borrowers’ practices in the computation of each Borrowing Base and (ii) the assets included in the Collateral, and the Borrowers will pay the reasonable, documented, out-of-pocket fees and expenses of such professionals in accordance with Section 10.04.
Section 6.11.    Use of Proceeds. Use the proceeds of the Credit Extensions for general corporate purposes not in contravention of any Law or of any Loan Document, to repay certain Indebtedness of the Parent Borrower and its Subsidiaries, and to pay costs and expenses related to the transactions contemplated by this Agreement; provided, that, (i) no part of the proceeds of any Revolving Credit Loan or Letter of Credit will be used to make any payments to a Sanctioned Entity or a Sanctioned Person, to directly fund or, to the reasonable knowledge of the Loan Parties, indirectly fund any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to directly fund or, to the reasonable knowledge of the Loan Parties, indirectly fund any operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws by any Person, (ii) without limiting the generality of the foregoing, no part of the proceeds of any Revolving Credit Loan or Letter of Credit will be used to directly fund or, to the reasonable knowledge of the Loan Parties, indirectly fund an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws.

Section 6.12.    Additional Loan Parties; Additional Security.
(a)    Additional Borrowers and/or Subsidiary Guarantors. Each Loan Party will take, and will cause each of its Wholly-Owned Subsidiaries (other than Excluded Subsidiaries) to take, such actions from time to time as shall be reasonably necessary to ensure that all Wholly-Owned Subsidiaries of the Parent Borrower (other than Excluded Subsidiaries) are Subsidiary Guarantors and, if so requested by the Borrower Representative or if any of its properties or assets are taken into account in determining the amount of any Borrowing Base, a Borrower (if not an Immaterial Subsidiary). Without limiting the generality of the foregoing, if any Loan Party shall form or acquire any new Wholly-Owned Subsidiary (including, without limitation, upon the formation of any Subsidiary that is a Divided Delaware LLC and is not otherwise an Excluded Subsidiary) which is not designated by the Borrower Representative as an Immaterial Subsidiary or an Unrestricted Subsidiary and agreed to by the Administrative Agent in accordance with the definition of “Immaterial Subsidiary” or Unrestricted Subsidiary, as applicable, the Borrower Representative, as soon as practicable and in any event within 30 Business Days after such formation or acquisition, will provide the Collateral Agent with notice of such formation or acquisition setting forth in reasonable detail a description of all of the assets of such new Wholly-Owned Subsidiary and will cause such new Wholly-Owned Subsidiary (other than an Excluded Subsidiary) to:
(i)    (A) within 30 Business Days after such formation or acquisition, execute an Accession Agreement pursuant to which such new Wholly-Owned Subsidiary shall agree to become a “Guarantor” under the applicable Guaranty and an “Obligor” under the applicable Security Agreement and/or an obligor under such other Collateral Documents as may be applicable to such new Wholly-Owned Subsidiary to the extent permissible under applicable Law and (B) if so requested by the Borrower Representative or if any of its properties or assets are taken into account in determining the amount of any Borrowing Base, a Borrower (if a U.S. Subsidiary);
(ii)    no later than 10 Business Days prior to the date such Wholly-Owned Subsidiary becomes a Loan Party, deliver all information and documentation with respect to such Wholly-Owned Subsidiary contemplated by Section 5.23 to the extent requested by a Revolving Credit Lender no later than 20 Business Days prior to the date such Wholly-Owned Subsidiary becomes a Loan Party;
(iii)    within 45 days after such formation or acquisition, to the extent permissible under applicable Law, cause such Wholly-Owned Subsidiary and each direct and indirect parent of such Wholly-Owned Subsidiary (if it has not already done so) to duly execute and deliver to the Administrative Agent security agreements and other instrument of the type specified in Section 4.01(a)(iii), as specified by and in form and substance reasonably satisfactory to the Administrative Agent in and of such Wholly-Owned Subsidiary, securing payment of all the Finance Obligations of such Wholly-Owned Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all its personal properties that are of a type constituting or intended to constitute Collateral;
(iv)    within 45 days after such formation or acquisition, cause such Wholly-Owned Subsidiary and each direct and indirect parent of such Wholly-Owned Subsidiary (if it has not already done so) to take whatever action (including the filing of Uniform Commercial Code and/or PPSA financing statements, and/or Civil Code recordation, as applicable, and the giving of notices and the endorsement of notices on title documents) may be reasonably necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the Collateral Documents and any other security and pledge agreements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms; provided that, notwithstanding anything herein, with respect to any IP Rights of a Loan Party constituting Collateral, nothing herein or in any other Loan Document shall require any Loan Party to make any filings or take any other actions outside of the United States to record or perfect the Collateral Agent’s security interest in and Lien upon, for the benefit of the Secured Parties, any such IP Rights of any Loan Party, but solely if no Loan Party is required under any of the Term Credit Facilities to make any filings or take any actions outside of the United States to record or perfect the security interests in or Liens upon any IP Rights of a Loan Party in favor of any agent or lender under any of the Term Credit Facilities;
(v)    within 45 days after such formation or acquisition, deliver to the Administrative Agent, upon the request of the Administrative Agent in its reasonable discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties in the jurisdiction where such Person is organized as to the matters contained in clauses (i), (iii) and (iv) above, and as to such other matters as the Administrative Agent may reasonably request; and
(vi)    deliver such proof of organizational authority, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Loan Party pursuant to Section 4.01 on the Restatement Effective Date or as the Administrative Agent, the Collateral Agent or the Required Revolving Lenders for the applicable Facility shall have reasonably requested.
(b)    Additional Security. Each Loan Party will cause, and will cause each of its Wholly-Owned Subsidiaries (other than Excluded Subsidiaries) to cause all other assets and properties of the Parent Borrower and its Wholly-Owned Subsidiaries that are of a type constituting or intended to constitute Collateral but are not covered by the original Collateral Documents and as may be reasonably requested by the Collateral Agent or the Required Revolving Lenders in their reasonable discretion to be subject at all times to first priority (subject only to Permitted Liens), perfected Liens in favor of the Collateral Agent pursuant to the Collateral Documents or such other security agreements, pledge agreements or similar collateral documents as the Collateral Agent shall request in its sole reasonable discretion (collectively, the “Additional Collateral Documents”).
In furtherance of the foregoing terms of this clause (b), upon the acquisition of any property referred to in the preceding paragraph by any Loan Party, if such property, in the judgment of the Administrative Agent, shall not already be subject to a perfected first priority Lien in favor of the Administrative Agent for the benefit of the Secured Parties (or, solely in the case of property of a U.K. Loan Party, for the benefit of the U.K. Secured Parties and the Canadian Secured Parties), then the Borrowers shall, at the Borrowers’ reasonable expense:
(i)    within 20 days after such acquisition, furnish to the Administrative Agent a description of the property so acquired in detail reasonably satisfactory to the Administrative Agent;
(ii)    within 45 days after such acquisition, cause the applicable Loan Party to duly execute and deliver to the Administrative Agent deeds of hypothec, deeds to secure debt, instruments of accession to the Collateral Documents and other security and similar agreements, as specified by and in form and substance reasonably satisfactory to the Administrative Agent, securing payment of all the Finance Obligations of the applicable Loan Party under the Finance Documents and constituting Liens on all such properties that are Collateral;

(iii)    within 45 days after such acquisition, cause the applicable Loan Party to take whatever action (including the filing of Uniform Commercial Code and/or PPSA financing statements, and/or Civil Code recordation, as applicable, and the giving of notices and the endorsement of notices on title documents) may be reasonably necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on such property, enforceable against all third parties; provided that, notwithstanding anything herein, with respect to any IP Rights of a Loan Party constituting Collateral, nothing herein or in any other Loan Document shall require any Loan Party to make any filings or take any other actions outside of the United States to record or perfect the Collateral Agent’s security interest in and Lien upon, for the benefit of the Secured Parties, any such IP Rights of any Loan Party, but solely if no Loan Party is required under any of the Term Credit Facilities to make any filings or take any actions outside of the United States to record or perfect the security interests in or Liens upon any IP Rights of a Loan Party in favor of any agent or lender under any of the Term Credit Facilities;
(iv)    within 60 days after such acquisition, deliver to the Administrative Agent, upon the request of the Administrative Agent in its reasonable discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties in the jurisdiction where such Person is organized as to the matters contained in clauses (ii) and (iii) above and as to such other matters as the Administrative Agent may reasonably request; and
(v)    deliver such proof of organizational authority, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Loan Party pursuant to Section 4.01 on the Restatement Effective Date or as the Administrative Agent, the Collateral Agent or the Required Revolving Lenders shall have reasonably requested.
(c)    Certain Actions Following Defaults. Upon the reasonable request of the Administrative Agent following the occurrence and during the continuance of a Default, the Borrowers shall, at the Borrowers’ reasonable expense:
(i)    within 20 days after such request, furnish to the Administrative Agent a description of the Collateral of the Loan Parties and their respective Subsidiaries in detail reasonably satisfactory to the Administrative Agent;
(ii)    within 45 days after such request, duly execute and deliver, and cause each Loan Party (other than an Unrestricted Subsidiary, a Foreign Subsidiary that is not a Canadian Subsidiary, a U.K. Subsidiary or Sacopan and any Immaterial Subsidiary) (if it has not already done so) to duly execute and deliver, to the Administrative Agent deeds of hypothec, deeds to secure debt, instruments of accession to the Collateral Documents and other security and similar agreements of the type specified in Section 4.01(a)(iii), as specified by and in form and substance reasonably satisfactory to the Administrative Agent, securing payment of all the Finance Obligations of the applicable Loan Party under the Loan Documents and constituting Liens on all such properties;
(iii)    within 45 days after such request, take, and cause each Loan Party to take, whatever action (including the filing of Uniform Commercial Code and/or PPSA financing statements and/or Civil Code recordation, as applicable, the giving of notices and the endorsement of notices on title documents) may be reasonably necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the deeds of hypothec, deeds to secure debt, instruments of accession to the Collateral Documents and other security and similar agreements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms; and
(iv)    within 60 days after such request, deliver to the Administrative Agent, upon the request of the Administrative Agent in its reasonable discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties as to the matters contained in clauses (ii) and (iii) above, and as to such other matters as the Administrative Agent may reasonably request.
(d)    Further Assurances. At any time upon the reasonable request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving, in the United States, Canada and the United Kingdom, the Liens of, the Collateral Documents and any such guaranties, deeds of trust, trust deeds, deeds to secure debt, instruments of accession to the Collateral Documents and other security and pledge agreements, subject to applicable Law~~.~~; provided that, notwithstanding anything herein, with respect to any IP Rights of a Loan Party constituting Collateral, nothing herein or in any other Loan Document shall require any Loan Party to make any filings or take any other actions outside of the United States to record or perfect the Collateral Agent’s security interest in and Lien upon, for the benefit of the Secured Parties, any such IP Rights of any Loan Party, but solely if no Loan Party is required under any of the Term Credit Facilities to make any filings or take any actions outside of the United States to record or perfect the security interests in or Liens upon any IP Rights of a Loan Party in favor of any agent or lender under any of the Term Credit Facilities.
(e)    Time for Taking Certain Actions. Each Loan Party agrees that if no deadline for taking any action required by this Section 6.12 is specified herein, such action shall be completed as soon as possible, but in no event later than 60 days after such action is either requested to be taken by the Collateral Agent or the Required Revolving Lenders or required to be taken by the Parent Borrower or any of its Subsidiaries pursuant to the terms of this Section 6.12.
(f)    Real Property. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, (i) no Real Property shall be taken as Collateral unless Lenders receive 45 days advance notice and each Lender confirms to the Administrative Agent that it has completed all flood due diligence, received copies of all flood insurance documentation and confirmed flood insurance compliance as required by the Flood Laws or as otherwise reasonably satisfactory to such Lender and (ii) the obligation of any Loan Party to provide any Real Property as Collateral pursuant to the Loan Document shall be suspended until the conditions under clause (i) with respect to such Real Property have been satisfied.
Section 6.13.    Compliance with Environmental Laws. Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action reasonably necessary to remove and clean up all Hazardous Materials from any of its properties, to the extent required by Environmental Laws, except where the failure to so comply, obtain, renew, conduct or undertake could not reasonably be expected to have a Material Adverse Effect.
Section 6.14.    Further Assurances. General Assurances. Promptly upon the reasonable request by the Administrative Agent, or any Revolving Credit Lender through the Administrative Agent,

(a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Revolving Credit Lender through the Administrative Agent, may reasonably require from time to time in order to (i) to the fullest extent permitted by applicable law, subject any Loan Party’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (ii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder in the United States, Canada and the United Kingdom and (iii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so~~.~~; provided that, notwithstanding anything herein, with respect to any IP Rights of a Loan Party constituting Collateral, nothing in this Agreement or any other Loan Document shall require any Loan Party to make any filings or take any other actions outside of the United States to record or perfect the Collateral Agent’s security interest in and Lien upon, for the benefit of the Secured Parties, any such IP Rights of any Loan Party, but solely if no Loan Party is required under any of the Term Credit Facilities to make any filings or take any actions outside of the United States to record or perfect the security interests in or Liens upon any IP Rights of a Loan Party in favor of any agent or lender under any of the Term Credit Facilities.
Section 6.15.    Collateral Administration.
(a)    Administration of Receivables.
(i)    Records and Schedules of Receivables. Each Loan Party shall keep accurate and complete records of its Receivables in all material respects, including all payments and collections thereon, and shall submit to the Administrative Agent sales, collection, reconciliation and other reports in form reasonably satisfactory to the Administrative Agent, on such periodic basis as the Administrative Agent may reasonably request. The Borrower Representative shall also provide to the Administrative Agent, on or before the 20th day of each month, a detailed aged trial balance of all Receivables of the Loan Parties as of the end of the preceding month, specifying each Account's Account Debtor name and address, amount, invoice date and due date, and other information as the Administrative Agent may reasonably request. If Receivables in an aggregate face amount of $10,000,000 or more cease to be Eligible Receivables, the Borrower Representative shall notify the Administrative Agent of such occurrence promptly (and in any event within three Business Days) after any Loan Party has knowledge thereof.
(ii)    Taxes. If an Account of any Loan Party includes a charge for any Taxes that are not being contested by such Loan Party, the Administrative Agent is authorized, when an Event of Default has occurred and is continuing, in its reasonable discretion, to pay the amount thereof to the proper taxing authority for the account of such Loan Party and to charge the Borrowers therefor; provided, however, that neither the Administrative Agent nor the Revolving Credit Lenders shall be liable for any Taxes that may be due from the Loan Parties or with respect to any Collateral.
(iii)    Account Verification. Whether or not a Default or Event of Default or a Cash Dominion Event exists, the Administrative Agent shall have the right at any time, in the name of the Administrative Agent, any designee of the Administrative Agent or any Loan Party, to verify the validity, amount or any other matter relating to any Receivables of such Loan Party by mail, telephone or otherwise; provided that, in the absence of an Event of Default such verification shall be limited to telephone calls made by a representative of a Loan Party, upon reasonable prior notice from the Administrative Agent, in the presence of a representative of the Administrative Agent to an applicable account debtor or a Person otherwise obligated on such Receivables, as the case may be. The Loan Parties shall cooperate fully with the Administrative Agent in an effort to facilitate and promptly conclude any such verification process.
(iv)    Collection of Receivables; Proceeds of Collateral. Each Loan Party will maintain, and cause each of the other Loan Parties to maintain, all Cash Collateral Accounts with Wells Fargo Bank or another commercial bank located in the United States, United Kingdom or Canada and to maintain each of its deposit accounts and its cash management system in accordance with the Collateral Documents. Without limiting the foregoing, all Payment Items received by any Loan Party in respect of its Receivables, together with the proceeds of any other Collateral, shall be held by such Loan Party as trustee of an express trust for the Administrative Agent’s benefit; such Loan Party shall promptly deposit same in kind in a Cash Collateral Account for application to the applicable Senior Credit Obligations in accordance with the terms of this Agreement and the applicable Collateral Document. The Administrative Agent retains the right at all times following the occurrence and during the continuance of an Event of Default to notify Account Debtors of any Loan Party that Receivables have been assigned or charged to the Administrative Agent and to collect Receivables directly in its own name and to charge to the Borrowers the collection costs and expenses incurred by the Administrative Agent or Revolving Credit Lenders, including reasonable out-of-pocket attorneys’ fees. Upon the occurrence and during the continuation of a Cash Dominion Event or an Event of Default, all monies properly deposited in the U.S. Payment Account shall be deemed to be voluntary prepayments of the Senior Credit Obligations with respect to the U.S. Revolving Credit Facility and applied in accordance with Section 2.04(a) to reduce such outstanding Senior Credit Obligations and all monies properly deposited in the Canadian Payment Account shall be deemed to be voluntary prepayments of the Senior Credit Obligations with respect to the Canadian Revolving Credit Facility and applied in accordance with Section 2.04(a) to reduce such outstanding Senior Credit Obligations.
(b)    Administration of Inventory.
(i)    Records and Reports of Inventory. Each Loan Party shall keep accurate and complete records of its Inventory in all material respects, including costs and withdrawals and additions, and shall submit to the Administrative Agent inventory and reconciliation reports in form reasonably satisfactory to the Administrative Agent, on such periodic basis as the Administrative Agent may reasonably request. Each Loan Party shall conduct a physical inventory at least once per calendar year (and on a more frequent basis if requested by the Administrative Agent when an Event of Default exists) and periodic cycle counts consistent with historical practices, and shall provide to the Administrative Agent a report based on each such inventory and count promptly upon completion thereof, together with such supporting information as the Administrative Agent may reasonably request. Upon reasonable notice to the Borrower Representative, the Administrative Agent may observe each physical count.
(ii)    Returns of Inventory. No Loan Party shall return any Inventory to a supplier, vendor or other Person, whether for cash, credit or otherwise, unless (a) such return is in the ordinary course of business; (b) no Default, Event of Default or Overadvance exists or would result therefrom; and (c) the Administrative Agent is promptly notified if the aggregate value of all Inventory returned outside of the ordinary course of business in any month exceeds $5,000,000.

(iii)    Acquisition, Sale and Maintenance. The Loan Parties shall use, store and maintain all Inventory with reasonable care and caution, in accordance with applicable standards of any insurance and in conformity with all applicable Law, and shall make current rent payments (within applicable grace periods provided for in leases) at all locations where any Collateral is located.
Section 6.16.    Maintenance of Cash Management System.
(a)    Maintain, and cause each of the other Loan Parties to maintain, all Cash Collateral Accounts with Wells Fargo Bank or another commercial bank located in the United States (in the case of the U.S. Loan Parties), Canada (in the case of the Canadian Loan Parties) or the United Kingdom (in the case of the U.K. Loan Parties), and the Loan Parties shall cause such commercial bank to accept the assignment of such accounts to the Collateral Agent for the benefit of the Secured Parties pursuant to the terms of the Collateral Documents and to enter into the appropriate Depositary Bank Agreements with the Collateral Agent.
(b)    Upon the occurrence and during the continuation of a Cash Dominion Event, the Canadian Loan Parties and the U.S. Loan Parties shall cause any and all funds and financial assets held in or credited to each deposit account and each securities account to be swept into the Canadian Payment Account or the U.S. Payment Account, as applicable, on a daily basis (or at other frequencies as agreed by the Administrative Agent), in each case in accordance with the Security Agreements.
(c)    Upon the occurrence of a Cash Dominion Event, the U.K. Loan Parties shall promptly execute and deliver to Administrative Agent such documents and take such actions as requested by the Administrative Agent to grant to the Collateral Agent a “fixed charge” under the laws of England and Wales over (i) any of its deposit accounts used for the collection of Receivables and (ii) its Receivables, all in form and substance satisfactory to Administrative Agent.
Section 6.17.    [Reserved].
Section 6.18.    Canadian Pension Plans. Except as could not reasonably be expected to result in a Material Adverse Effect, the Parent Borrower and each of the Canadian Guarantors (a) shall cause each of its Pension Plans and Canadian Pension Plans to be duly qualified, registered, administered, funded and invested in all respects in compliance with, as applicable, Canadian Employee Benefits Legislation, ERISA and all other applicable laws (including regulations, orders and directives), and the terms of the Pension Plans or Canadian Pension Plans and any agreements relating thereto, and (b) shall pay or remit all required contributions (including “normal cost,” “special payments” and any other required payments in respect of funding deficiencies) to the trustee for any Canadian Union Plan. Except as could not reasonably be expected to result in a Material Adverse Effect, the Parent Borrower and each of the Canadian Guarantors shall ensure that it: (i) has no Unfunded Pension Liability in respect of any Pension Plan or Canadian Pension Plan, including any Pension Plan or Canadian Pension Plan to be established and administered by it or them; and (ii) does not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Pension Plan that could reasonably be expected to result in a Material Adverse Effect.
Section 6.19.    U.K. Pensions. Each U.K. Loan Party shall fund their respective pension obligations, if any, to the extent required by applicable Law, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

Section 6.20.    Centre of Main Interests. Each Loan Party that is incorporated in a jurisdiction to which the Regulation applies shall maintain its “centre of main interests” in its jurisdiction of incorporation for the purposes of the Regulation.
Section 6.21.    People with Significant Control regime. Each Loan Party and each of its Subsidiaries shall (a) within the relevant timeframe, comply with any notice it receives pursuant to Part 21A of the Companies Act 2006 from any company incorporated in the United Kingdom whose shares are the subject of a Lien in favor of the Administrative Agent, and (b) promptly provide the Administrative Agent with a copy of that notice.
ARTICLE VII
NEGATIVE COVENANTS
So long as any Revolving Credit Lender shall have any Revolving Credit Commitment hereunder, any Loan or other Senior Credit Obligation hereunder shall remain unpaid or unsatisfied (other than Senior Credit Obligations in respect of unasserted indemnification and expense reimbursement obligations that survive the termination of this Agreement or obligations and liabilities under any Secured Hedge Agreement or Secured Cash Management Agreement, in each case, not yet due and payable), or any Letter of Credit shall remain outstanding, each Loan Party shall not and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:
Section 7.01.    Restriction on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues which is of a type constituting or intended to constitute Collateral, whether now owned or hereafter acquired, other than the following:
(i)    (A) Liens pursuant to any Loan Document and (B) Liens securing the Term Credit Facilities, provided that, in the case of the foregoing clause (B), (x) such Liens on any Collateral are subordinated to the Liens of the Collateral Agent for the benefit of the Secured Parties pursuant to a customary intercreditor agreement in form and substance reasonably satisfactory to the Collateral Agent and the Parent Borrower and (y) if the Term Credit Facilities are secured by a Lien on any Collateral and on any assets ~~other than~~, in each case, which did not constitute Collateral on the Amendment No. 3 Effective Date, the Collateral Agent is granted a second priority Lien in such assets not constituting Collateral on the Amendment No. 3 Effective Date pursuant to customary security and intercreditor agreements in form and substance reasonably satisfactory to the Collateral Agent and the Parent Borrower;
(ii)    Liens existing on the Restatement Effective Date and listed on Schedule 5.08(b) securing Existing Indebtedness permitted under Section 7.02(iv) and any other liabilities not prohibited under this Agreement and any Permitted Refinancing of the Indebtedness or such other liabilities secured thereby; provided that, unless otherwise consented to by the Administrative Agent, (A) the Lien does not extend to any additional property other than (x) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.02 and (y) proceeds and products thereof, (B) the amount secured or benefited thereby is not increased above its original principal amount and (C) the direct or any contingent obligor with respect thereto is not changed;
(iii)    Liens for taxes, assessments or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;
(iv)    carriers’, landlords’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, workmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person;
(v)    pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien or trust imposed by ERISA or by Canadian Employee Benefits Legislation;
(vi)    (A) Liens on amounts securing the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance or payment bonds and other obligations of a like nature incurred in the ordinary course of business (but excluding any Lien or trust arising in respect of any Canadian Pension Plan); and (B) Liens of an agent under the Term Credit Facilities in cash collateral accounts consisting solely of the cash proceeds of Dispositions, Insurance Proceeds or Condemnation Awards related to assets not constituting Collateral on the Amendment No. 3 Effective Date, over which such agent has a first priority security interest;
(vii)    easements, rights-of-way, restrictions, encroachments, other minor defects or irregularities in title and other similar encumbrances affecting real property which, do not materially interfere with the ordinary conduct of the business of the applicable Person;
(viii)    Liens securing judgments (or appeal or surety bonds posted in respect of such judgments) for the payment of money not constituting an Event of Default under Section 8.01(h);
(ix)    Liens securing Indebtedness permitted under Section 7.02(vi); provided that (A) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (B) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired, constructed or improved on the date of acquisition, construction or improvement (except to the extent of interest accrued thereon and any fees or expenses incurred in connection therewith);
(x)    Liens on property of a Person existing at the time such Person becomes a Subsidiary of the Parent Borrower pursuant to a Permitted Acquisition; provided that (A) such Liens were not created in contemplation of such Permitted Acquisition and do not extend to any assets other than those of the Person merged into or consolidated with a Borrower or such Subsidiary or acquired by a Borrower or such Subsidiary, and the applicable Indebtedness secured by such Lien is permitted under Section 7.02(vii), and (B) such property shall not be included in the Borrowing Base;
(xi)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
(xii)    licenses or sublicenses (with respect to intellectual property and other property), leases or subleases granted to third parties in accordance with any applicable terms of the Collateral Documents and not interfering in any material respects with the ordinary conduct of the business of the Loan Parties and their Subsidiaries;
(xiii)    any (A) interest or title of a lessor or sublessor under any Operating Lease not prohibited by this Agreement, (B) Liens or restrictions that the interest or title of such lessor or sublessor may be subject to or (C) subordination of the interest of the lessee or sublessee under such lease to any Lien or restriction referred to in the preceding clause (B), so long as the holder of such Lien or restriction agrees to recognize the rights of such lessee or sublessee under such lease;
(xiv)    Liens arising from the filing of precautionary UCC or PPSA financing statements or recordations relating solely to Operating Leases not prohibited by this Agreement;
(xv)    any zoning, building or similar land use law or right reserved to or vested in any Government Authority to control or regulate the use or occupancy of any real property or other activities concluded thereon;
(xvi)    Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into the ordinary course of business of the Borrowers and their Subsidiaries;
(xvii)    deposits in the ordinary course of business to secure liabilities to insurance carriers, lessors and utilities;
(xviii)    Liens in favor of banking institutions encumbering deposits (including the right of set-off) with respect to customary depository agreements entered into in the ordinary course and Liens of collecting banks under Section 4-208 of the UCC on items in the course of collection;
(xix)    Liens on (A) cash collateral securing Indebtedness permitted under Section 7.02(ix)(A) hereof and (B) insurance policies and the unearned premium thereon securing Indebtedness permitted under Section 7.02(ix)(B);
(xx)    Liens not securing Indebtedness that are deemed to exist pursuant to repurchase agreements relating to dispositions of Cash Equivalents for fair value;
(xxi)    Liens incurred by Foreign Subsidiaries (other than Canadian Subsidiaries and U.K. Subsidiaries) and Sacopan on assets of Foreign Subsidiaries (other than Canadian Subsidiaries and U.K. Subsidiaries) and Sacopan securing Indebtedness permitted under Section 7.02(viii)(B);
(xxii)    Liens on Receivables and related property sold pursuant to Factoring Arrangements, provided that such Receivables are not included in the Borrowing Base;
(xxiii)    precautionary Liens and UCC financing statements relating to Factoring Arrangements not prohibited by this Agreement;
(xxiv)    Liens on cash on deposit with The Bank of Nova Scotia existing on the Restatement Effective Date and listed on Schedule 5.08(b) securing contingent obligations of one or more Loan Parties to reimburse The Bank of Nova Scotia for drawings under letters of credit issued by it prior to the Restatement Effective Date and having an aggregate face amount not exceeding $12,465,000;
(xxv)    Liens securing Indebtedness in an aggregate outstanding principal amount not to exceed $150,000,000 or 9% of Consolidated Total Assets on the date of incurrence; provided that no such Lien shall extend to or cover any Collateral included in the Borrowing Base;
(xxvi)    other Liens securing Indebtedness permitted under Section 7.02(xvi); provided, that, (A) such Liens on any Collateral are subordinated to the Liens of the Collateral Agent for the benefit of the Secured Parties pursuant to a customary intercreditor agreement in form and substance reasonably satisfactory to the Collateral Agent and the Parent Borrower~~;~~, and (B) if such Indebtedness is secured by a Lien on any Collateral and on assets which did not constitute Collateral on the Amendment No. 3 Effective Date, the Collateral Agent is granted a second priority Lien on such assets not constituting Collateral on the Amendment No. 3 Effective Date pursuant to customary security and intercreditor agreements, in form and substance reasonably satisfactory to the Collateral Agent and Parent Borrower;
(xxvii)    Liens arising from financing statement filings under the UCC or similar state or provincial laws regarding goods consigned or entrusted to or bailed with a Person in connection with the processing, reprocessing, recycling or tolling of such goods;
(xxviii)    customary restrictions on dispositions of assets to be disposed of pursuant to merger agreements, stock or asset purchase agreements and similar agreements;
(xxix)    customary options, put and call arrangements, rights of first refusal and similar rights relating to Equity Interests in joint ventures, partnerships;
(xxx)    Liens on goods (and the proceeds thereof) securing Indebtedness permitted under Section 7.02(ix)(A) hereof, arising in connection with reimbursement obligations with respect to any letter of credit, provided, that, no such Lien shall extend to or cover any property or asset other than the goods the purchase of which is supported by such letter of credit and the proceeds of such goods;
(xxxi)    Liens securing Indebtedness permitted under Section 7.02(xvii)(c) hereof on commodity trading accounts or other commodity brokerage accounts incurred in the ordinary course of business;
(xxxii)    Liens that are contractual rights of set-off (A) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (B) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business or (C) relating to purchase orders and other agreements entered into with its customers in the ordinary course of business;
(xxxiii)    Liens securing Hedging Obligations; provided, that, no such Lien shall extend to or cover any Collateral included in the Borrowing Base.
Section 7.02.    Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness or Swap Obligations except:

(i)    Indebtedness arising under the Term Credit Facilities; provided that the aggregate principal amount of such Indebtedness outstanding at any time, together with any Permitted Refinancings thereof and the aggregate principal amount of any Indebtedness outstanding under Section 7.02(vi), (viii)(B) and (xxi), shall not exceed the Aggregate Debt Basket Amount;
(ii)    Indebtedness of a Subsidiary of any Loan Party owed to any Loan Party or a Subsidiary of any Loan Party, which Indebtedness shall (A) be on terms (including subordination terms) reasonably acceptable to the Administrative Agent and (B) be otherwise permitted under the provisions of Section 7.03;
(iii)    Indebtedness under the Loan Documents, the Secured Cash Management Agreements and the Secured Hedge Agreements;
(iv)    Indebtedness of the Borrowers and their Subsidiaries outstanding on the Restatement Effective Date and disclosed on Schedule 7.02 (collectively, the “Existing Indebtedness”) and under the Note Indentures and any Permitted Refinancings thereof;
(v)    Indebtedness consisting of Guarantees and other contingent obligations (A) by the Borrowers in respect of Indebtedness incurred by Loan Parties, (B) by Domestic Subsidiaries of the U.S. Borrowers and Canadian Subsidiaries of the Parent Borrower of Indebtedness permitted to be incurred by, or obligations in respect of Permitted Acquisitions of, the Loan Parties pursuant to this Agreement, (C) by Foreign Subsidiaries (other than Canadian Subsidiaries and U.K. Subsidiaries) of the Parent Borrower of Indebtedness incurred by Wholly-Owned Foreign Subsidiaries of the Parent Borrower pursuant to this Agreement, (D) by the Loan Parties of Indebtedness incurred by Subsidiaries that are not Loan Parties (provided that the aggregate amount of Guarantees referred to in this clause (v)(D) will not exceed the greater of (I) $55,000,000 and (II) 3% of Consolidated Total Assets as of the date incurred and at any time outstanding unless the Specified Conditions are satisfied (in which case such Indebtedness shall not be limited in its amount) and (E) by Loan Parties of other Indebtedness at any time, incurred by other Loan Parties; provided that all matured obligations arising in connection with any of the forgoing also are permitted;
(vi)    Purchase Money Indebtedness and Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations of any Borrower and any Subsidiaries incurred after the Restatement Effective Date; provided that (A) the aggregate amount of all such Indebtedness outstanding at any time, together with any Indebtedness outstanding under Section 7.02(i), (viii)(B) and (xxi), shall not exceed the Aggregate Debt Basket Amount, (B) such Indebtedness is issued and any Liens securing such Indebtedness are created concurrently with, or within 90 days after, the acquisition of the asset financed and (C) no Lien securing such Indebtedness shall extend to or cover any property or asset of any Loan Party or any Restricted Subsidiary other than the asset so financed;
(vii)    (A) Indebtedness of any Person existing at the time such Person becomes a Subsidiary of the Parent Borrower pursuant to a Permitted Acquisition, (B) any other Indebtedness of a Person whose Equity Interests or assets are acquired in a Permitted Acquisition which is acquired or assumed by any Borrower or a Subsidiary of such Borrower in such Permitted Acquisition and any Permitted Refinancing thereof and (C) Indebtedness in the form of purchase price adjustments, indemnification, “earn out” obligations or other similar obligations incurred in connection with any Permitted Acquisition; provided that (x) in the case of the foregoing clauses (A) and (B), such Indebtedness was not incurred in connection with, or in anticipation of, such Permitted Acquisition, (y) such Indebtedness (other than pre-existing Attributable Indebtedness and Purchase Money Indebtedness) does not constitute indebtedness for borrowed money and (z) after giving effect to such Permitted Acquisition, (i) the Borrower would be permitted to incur at least $1.00 of additional Indebtedness under clause (xvi) or (ii) the Secured Leverage Ratio would be equal to or less than such ratio immediately prior to such Permitted Acquisition;
(viii)    Indebtedness of Foreign Subsidiaries (other than Canadian Subsidiaries and U.K. Subsidiaries) and Sacopan (A) outstanding on the Restatement Effective Date and disclosed on Schedule 7.02 and Permitted Refinancings thereof and (B) incurred on or after the Restatement Effective Date (other than as the result of the Permitted Refinancing of Indebtedness described in the foregoing clause (A)) in an aggregate principal amount outstanding at any time which, when taken together with the then outstanding principal amount of all Indebtedness under Section 7.02(i), (vi), and (xxi), does not exceed the Aggregate Debt Basket Amount (or its equivalent in one or more applicable foreign currencies);
(ix)    Indebtedness incurred by a Group Company (A) constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including letters of credit in respect of workers compensation claims, health, disability or other employee benefits; provided that upon the drawing of such letters of credit such obligations are reimbursed within 30 days following such drawing or (B) owed to any Person providing property, casualty or liability insurance to a Borrower or any Subsidiary of a Borrower so long as such Indebtedness shall not be in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness shall be outstanding only during such year;
(x)    unsecured Indebtedness consisting of notes issued by the Parent Borrower or any of its Subsidiaries to current or former officers, directors and employees, their respective estates, spouses or former spouses to finance the repurchase or redemption of equity interests of the Parent Borrower or any of its Subsidiaries permitted under Section 7.06(iii); provided that such Indebtedness shall be subordinated to the Secured Obligations in a manner reasonably satisfactory to Administrative Agent;
(xi)    Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the ordinary course of business;
(xii)    Guarantee obligations incurred in the ordinary course of business in respect of obligations of suppliers, customers, franchisees, lessors and ~~L~~licensors;
(xiii)    Indebtedness of any Loan Party outstanding on the Restatement Effective Date and disclosed on Schedule 7.02 and owing to The Bank of Nova Scotia in connection with the cash collateralization of any letters of credit issued by it prior to the Restatement Effective Date and having an aggregate face amount not exceeding $12,465,000;
(xiv)    other unsecured Indebtedness of the Borrowers and their Subsidiaries not otherwise permitted by this Section 7.02 incurred after the Restatement Effective Date; provided that the credit documentation with respect to such Indebtedness shall not contain covenants or default provisions relating to the Parent Borrower or any Subsidiary of the Parent Borrower that are more restrictive, taken as a whole, than the covenants and default provisions contained in the

Loan Documents, taken as a whole, as determined in good faith by the Board of Directors of the Parent Borrower;
(xv)    Indebtedness deemed incurred with respect to Receivables sold pursuant to Factoring Arrangements as a result of recharacterization by a court of competent jurisdiction;
(xvi)    other Indebtedness of the Borrowers and their Subsidiaries which is either unsecured or secured by the Liens permitted by Section 7.01(xxvi); provided, that, (A) in the case of Indebtedness incurred in connection with a Permitted Acquisition, after giving effect to the incurrence of any such Indebtedness, the pro forma Secured Leverage Ratio for the most recently ended Measurement Period shall be less than the greater of (1) 4.50:1.00 ~~(or, in the case of Indebtedness incurred in connection with a Permitted Acquisition, no greater than~~, or (2) the Secured Leverage Ratio prior to giving effect to such Permitted Acquisition~~)~~, determined as if such Indebtedness ~~were~~was incurred and such Permitted Acquisition was consummated on the first day of such Measurement Period, or (B) in the case of Indebtedness not incurred in connection with a Permitted Acquisition, after giving effect to the incurrence of such Indebtedness, the pro forma Secured Leverage Ratio for the most recently ended Measurement Period shall be less than 4.50:1.00, determined as if such Indebtedness was incurred on the first day of such Measurement Period;
(xvii)    Swap Obligations (excluding Hedging Obligations entered into for speculative purposes) for the purpose of managing: (A) interest rate risk with respect to any Indebtedness that is permitted by the terms of this Agreement to be outstanding, (B) exchange rate risk with respect to any currency exchange or (C) commodity pricing risk with respect to any commodity;
(xviii)    Indebtedness and obligations in respect of (A) self-insurance and obligations in respect of performance, bid, appeal and surety bonds and completion guarantees and similar obligations provided by the Parent Borrower or any Subsidiary in the ordinary course of business, (B) deferred compensation or other similar arrangements incurred by the Parent Borrower or any of its Restricted Subsidiaries and (C) the financing of insurance premiums or take-or-pay obligations contained in supply arrangements incurred in the ordinary course of business;
(xix)    endorsements or negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;
(xx)    Indebtedness representing deferred compensation or other similar arrangements to employees and directors of the Parent Borrower or any Subsidiary incurred in the ordinary course of business; and
(xxi)    Indebtedness of the Parent Borrower or any Restricted Subsidiary which, together with all other Indebtedness incurred pursuant to this clause (xxi) and any Indebtedness outstanding under Section 7.02(i), (vi), and (viii)(B), shall not exceed the Aggregate Debt Basket Amount.
Notwithstanding anything to the contrary contained in this Agreement, in no event shall any Loan Party create, incur, assume or suffer to exist any Indebtedness for borrowed money owing to any Subsidiary of the Parent Borrower that is not a Loan Party unless the Administrative Agent shall have received an Intercompany Subordination Agreement which has been executed and delivered by such Loan Party and such Subsidiary.

Section 7.03.    Investments. Make or hold any Investments, except:
(i)    (A) Investments in cash or Cash Equivalents of any Subsidiary of Borrowers that is not a Loan Party, (B) Investments in cash or Cash Equivalents of a Loan Party in Exempt Deposit Accounts (as defined in the Security Agreement), (C) Investments in cash or Cash Equivalents of any Loan Party, provided, that, (solely in the case of this clause (C)) if a Cash Dominion Event has occurred and is continuing, no Revolving Credit Loans are then outstanding; except that notwithstanding that any Revolving Credit Loans are outstanding, Loan Parties may from time to time in the ordinary course of business make deposits of cash or other immediately available funds in operating demand deposit accounts used for disbursements to the extent required to provide funds for amounts drawn or anticipated to be drawn shortly on such accounts and such funds may be held in cash or Cash Equivalents consisting of overnight investments until so drawn (so long as such funds and cash or Cash Equivalents are not held more than five (5) Business Days from the date of the initial deposit thereof), and (D) other Investments in cash or Cash Equivalents of a Loan Party in aggregate amount not to exceed $2,500,000;
(ii)    advances to officers, directors and employees of the Borrowers and their Subsidiaries in the ordinary course of business for travel, entertainment, relocation and analogous ordinary business purposes;
(iii)    (A) Investments by the Parent Borrower in its Restricted Subsidiaries, (B) Investments by the Borrowers and their Subsidiaries in their respective Subsidiaries existing and outstanding on the date hereof (and any extensions or renewals of any such Investments which do not increase the amount of any such Investments), (C) additional Investments by the Loan Parties in the other Loan Parties, (D) additional Investments by Subsidiaries of the Parent Borrower that are not Loan Parties in other Subsidiaries and (E) if the Payment Conditions or the Specified Conditions are satisfied, additional Investments by Loan Parties in Subsidiaries of the Parent Borrower that are not Loan Parties;
(iv)    Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(v)    Indebtedness permitted by Section 7.02(v) and (xvii);
(vi)    Investments existing on the date hereof and set forth on Schedule 5.08(e) (other than those referred to in Section 7.03(iii)(A));
(vii)    the purchase or other acquisition of all or substantially all of the property and assets or business of any Person or of assets constituting a business unit, a line of business or division of such Person, or of all of the Equity Interests in a Person that, upon the consummation thereof, will be owned directly by any Borrower or one or more of its Wholly-Owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(vii) (each, a “Permitted Acquisition”):
(A)    each applicable Loan Party and any such newly created or acquired Subsidiary shall, or will within the times specified therein, have complied with the requirements of Section 6.12 to the extent of such requirements;

(B)    the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same lines of business as one or more of the principal businesses of the Borrowers and their Subsidiaries in the ordinary course;
(C)    such purchase or other acquisition shall not include or result in any contingent liabilities that could reasonably be expected to have a Material Adverse Effect;
(D)    unless the Payment Conditions or Specified Conditions are satisfied at the time of such Permitted Acquisition (in which case such consideration shall not be limited in its amount), the total cash and noncash consideration (including the fair market value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of property and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith, including, without limitation, Indebtedness incurred pursuant to Sections 7.02(vii)(A) and (B)) paid by or on behalf of the Borrowers and their Subsidiaries for any such purchase or other acquisition, when aggregated with the total cash and noncash consideration paid by or on behalf of the Borrowers and their Subsidiaries for all other purchases and other acquisitions made by the Borrowers and their Subsidiaries pursuant to this Section 7.03(vii), shall not exceed $50,000,000 in any fiscal year unless such excess, together with any such excess amounts from prior fiscal years, does not exceed the greater of (1) $185,000,000 and (2) 10% of Consolidated Total Assets on the date of such Permitted Acquisition;
(E)    immediately before and immediately after giving pro forma effect to any such purchase or other acquisition, no Default shall have occurred and be continuing;
(F)    such purchase or other acquisition was not preceded by, or effected pursuant to, a hostile offer; and
(G)    the Borrower Representative shall have delivered to the Administrative Agent, at least five Business Days prior to the date on which any such purchase or other acquisition is to be consummated, a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent and the Required Revolving Lenders, certifying that all of the requirements set forth in this clause (vii) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition;
(viii)    the Parent Borrower may repurchase stock to the extent permitted by Section 7.06(iii);
(ix)    Investments arising out of the receipt by the Borrowers or any of their Subsidiaries of non-cash consideration for the sale of assets permitted under Section 7.05;
(x)    Restricted Payments permitted by Section 7.06;

(xi)    Loan Parties and their Subsidiaries may make and own Investments constituting non-Cash proceeds of sales, transfers and other dispositions of property to the extent permitted by Section 7.05;
(xii)    Loan Parties and their Subsidiaries may acquire securities in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to such Loan Party or any of its Subsidiaries or as security for any such Indebtedness or claim;
(xiii)    Loan Parties and their Subsidiaries may make and own Investments received in connection with the bankruptcy or reorganization of suppliers or customers and in settlement of delinquent obligations of, and other disputes with, customers arising in the ordinary course of business;
(xiv)    distributions that could otherwise be made under Section 7.06;
(xv)    Investments received as the non-cash portion of consideration received in connection with transactions permitted pursuant to Section 7.04;
(xvi)    Investments, to the extent such Investments reflect solely an increase in the value of Investments otherwise permitted hereunder;
(xvii)    Guarantees, Indebtedness or contingent obligations, to the extent permitted by Section 7.02;
(xviii)    capitalization or forgiveness of any Indebtedness owed to any Loan Party or any of its Subsidiaries by any of their Subsidiaries;
(xix)    if the Payment Conditions or Specified Conditions are satisfied, the Borrowers and their Subsidiaries may make Investments in any Person that is a Subsidiary of the Parent Borrower or, upon the making of any such Investment, will be a Subsidiary of the Parent Borrower;
(xx)    if the Specified Conditions are satisfied, other Investments by the Borrowers and their Subsidiaries;
(xxi)    the Borrowers and their Subsidiaries may purchase inventory, raw materials, machinery and equipment and other goods and services used and useful in the ordinary course of business;
(xxii)    the repurchase of Indebtedness under the Term Credit Facilities and the Note Indentures to the extent permitted by Section 7.14(iv); and
(xxiii)    any Investment in an Unrestricted Subsidiary or a Permitted Joint Venture, when taken together with all other Investments pursuant to this clause (xxiii) then outstanding, not to exceed $50,000,000 so long as no Specified Default then exists and is continuing or would arise and be continuing immediately after giving effect to such Investment; provided, however, that if any Investment pursuant to this clause (xxiii) is made in any Person that is an Unrestricted Subsidiary at the date of the making of such Investment and such person becomes a Restricted Subsidiary after such date in accordance with the terms of this Agreement, such Investment shall thereafter be deemed to have been made pursuant to clause (iii)(A) above and shall cease to have been made pursuant to this clause (xxiii) for so long as such Person continues to be a Restricted Subsidiary;
provided that no Group Company may make or own any Investment in Margin Stock.
Section 7.04.    Fundamental Changes. Merge, amalgamate, dissolve, liquidate, enter into a plan of division, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Event of Default is continuing or would result therefrom and be continuing therefrom:
(i)    any Subsidiary of a Borrower may merge, consolidate or amalgamate with (A) any Borrower, provided that such Borrower shall be the continuing or surviving Person, or (B) any one or more other Subsidiaries of a Borrower, provided that when (x) any Loan Party is merging or amalgamating with another Subsidiary, such Loan Party shall be the continuing or surviving Person and (y) any Wholly-Owned Subsidiary is merging, consolidating or amalgamating with another Subsidiary which is not a Loan Party, such Wholly-Owned Subsidiary shall be the continuing or surviving Person;
(ii)    any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to any Borrower or to another Loan Party;
(iii)    any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to (i) another Subsidiary that is not a Loan Party or (ii) to a Loan Party;
(iv)    in connection with any acquisition permitted under Section 7.03, any Subsidiary of any Borrower may merge or amalgamate into or consolidate with any other Person or permit any other Person to merge or amalgamate into or consolidate with it; provided that (A) the Person surviving such merger, amalgamation or consolidation shall be a Wholly-Owned Subsidiary of such Borrower, (B) in the case of any such merger, amalgamation or consolidation to which any Borrower is a party, such Borrower is the surviving Person and (C) in the case of any such merger or amalgamation to which any Loan Party (other than the applicable Borrower) is a party, such Loan Party is the surviving Person;
(v)    so long as no Default has occurred and is continuing or would result therefrom, each of the Borrowers and any of their Subsidiaries may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect thereto (x) in the case of any such merger to which a Borrower is a party, such Borrower is the surviving corporation, (y) in the case of any such merger to which any Loan Party (other than a Borrower) is a party, such Loan Party is the surviving corporation and (z) in addition to, and without limiting the generality of the requirements of the foregoing clauses (x) and (y) of this proviso, in the case of any such merger between a Wholly-Owned Subsidiary and a Person which is not a Loan Party, such Wholly-Owned Subsidiary shall be the continuing or surviving Person;
(vi)    the Loan Parties may dissolve, liquidate, consolidate or wind-up (A) any Immaterial Subsidiaries or (B) any Loan Party (including, for the avoidance of doubt, Masonite Primeboard, Inc.) which shall have previously transferred all of its assets to another Loan Party pursuant to Section 7.04(ii); and

(vii)    any Subsidiary that is not a Loan Party may effect the formation, dissolution, liquidation or Disposition of any such Subsidiary that is a Divided Delaware LLC, provided that upon formation of such Divided Delaware LLC, the Loan Parties have complied with Section 6.12, as applicable.
In the case of any merger or consolidation permitted by this Section 7.04 of any Subsidiary of the Parent Borrower which is not a Loan Party into a Loan Party, the Loan Parties shall cause to be executed and delivered such documents, instruments and certificates as the Administrative Agent may reasonably request so as to cause the Loan Parties to be in compliance with the terms of Section 6.12 after giving effect to such transaction. Notwithstanding anything to the contrary contained in this Section 7.04, no action shall be permitted which results in a Change of Control.
Section 7.05.    Dispositions. Make any Disposition (or enter into a division or plan of division), except:
(i)    any Group Company may sell Inventory in the ordinary course of business;
(ii)    Dispositions of obsolete, worn out, surplus, damaged, idled, unmerchantable or otherwise unsaleable assets (including IP Rights) that are no longer economically practicable or useful in the conduct of the business of any Group Company, whether now owned or hereafter acquired, in the ordinary course of business;
(iii)    Dispositions of equipment or real property to the extent that (A) such property is exchanged for credit against the purchase price of similar replacement property or (B) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;
(iv)    Dispositions of property by any Loan Party or any Subsidiary to any Loan Party or to a Wholly-Owned Subsidiary; provided that if the transferor of such property is a Loan Party, the transferee thereof must be a Loan Party except that Dispositions of assets (other than Accounts or Inventory as such terms are defined in the Security Agreement) by any Loan Party to any Subsidiary which is not a Loan Party shall be permitted in an aggregate amount not to exceed $25,000,000;
(v)    Dispositions permitted by Sections 7.01, 7.03, 7.04 and 7.06;
(vi)    any Borrower and its Subsidiaries may liquidate, use or sell cash, Cash Equivalents and Foreign Cash Equivalents;
(vii)    the Parent Borrower or any Subsidiary of any Borrower may sell or dispose of Equity Interests in the Parent Borrower or such Subsidiary to qualify directors where required by applicable Law or to satisfy other requirements of applicable Law with respect to the ownership of Equity Interests in Foreign Subsidiaries;
(viii)    leases, subleases, licenses or sublicenses of property in the ordinary course of business and which do not materially interfere with the business of the Group Companies;

(ix)    transfers of property subject to Casualty Events upon receipt of the Net Cash Proceeds of such Casualty Event;
(x)    Dispositions in the ordinary course of business consisting of the abandonment of ~~intellectual property~~IP ~~r~~Rights which, in the reasonable good faith determination of the applicable Borrower, are not material to the conduct of the business of the Group Companies;
(xi)    Dispositions by the Borrowers and their Subsidiaries not otherwise permitted under this Section 7.05; provided that (A) at least 75% of the consideration therefor is cash or Cash Equivalents; provided that the sum of (1) any liabilities (as shown on the Parent Borrower’s or such Restricted Subsidiary’s most recent balance sheet or in the notes thereto) of the Parent Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the Revolving Credit Loans, that are assumed by the transferee of any such assets (or a third party on behalf of the transferee) and for which the Parent Borrower or such Restricted Subsidiary has been validly released by all creditors in writing; (2) any securities, notes or other obligations or assets received by the Parent Borrower or such Restricted Subsidiary from such transferee that are converted by the Parent Borrower or such Restricted Subsidiary into cash (to the extent of the cash received) within 180 days following the closing of such Disposition; and (3) any Designated Noncash Consideration received by the Parent Borrower or such Restricted Subsidiary in such Disposition having an aggregate fair market value, taken together with all other Designated Noncash Consideration received pursuant to this clause (3) that has not previously been converted to cash, not to exceed the greater of (x) $110,000,000 and (y) 6.0% of Consolidated Total Assets at the time of receipt of such Designated Noncash Consideration, with the fair market value of each item of Designated Noncash Consideration being measured at the time received and without giving effect to subsequent changes in value, in each case, shall be deemed to be cash solely for purposes of this Section 7.05(xi) and for no other purpose; (B) in the case of Dispositions of any Collateral by the Loan Parties, the aggregate fair market value of all Collateral sold or otherwise disposed of in all such transactions in reliance on this clause (xi) shall not exceed (I) the greater of (1) $92,500,000 and (2) 5% of Consolidated Total Assets as of the date of such Disposition in any fiscal year of the Parent Borrower or (II) the greater of (1) $185,000,000 and (2) 10% of Consolidated Total Assets on the date of such Disposition, in the aggregate from and after the Restatement Effective Date; (C) such Person receives consideration at the time of such Disposition at least equal to the fair market value (as determined in good faith by the Parent Borrower) of the assets sold or otherwise dispose of; (D) no Event of Default shall have occurred and be continuing immediately before or immediately after giving effect to such transaction; and (E) if any Inventory or Receivables of the Loan Parties is disposed of pursuant to this clause (xi) for consideration consisting of assets other than cash or Cash Equivalents (determined without regard to the immediately preceding proviso), Excess Availability shall, immediately after giving effect to such Disposition, be no less than 30% of the Total Cap;
(xii)    Dispositions of Receivables pursuant to Factoring Arrangements, so long as (A) such Receivables are sold at no less than the fair market value thereof (which may include a discount customary for transactions of this type) and at least 90% of the consideration therefor is cash or Cash Equivalents and (B) any such Factoring Arrangement constitutes a “true sale” transaction and not a financing transaction;
(xiii)    transfers of condemned real property to the respective Governmental Authority that has condemned the same (whether by deed in lieu of condemnation or otherwise), and transfers of personal properties that have been subject to a casualty to the respective insurer of such property or its designee as part of an insurance settlement;

(xiv)    cancellations of intercompany Indebtedness among the Parent Borrower and its Subsidiaries;
(xv)    the Parent Borrower may sell the Equity Interest, or all or substantially all of the assets, of Masonite (Africa) Limited;
(xvi)    sales or dispositions of Equity Interests in existing Joint Ventures;
(xvii)    the surrender or waiver of contract rights or settlement, release or surrender of a contract, tort or other litigation claim in the ordinary course of business;
(xviii)    the sale, transfer or disposition of the real property located in Easton, Hearne, Watseka, Los Banos, Sacramento, Farmington Hills, South Bend, Astatula, Ukaih, Limon/Guapiles, Hungary, Costa Rica and Hedingham; ~~and~~
(xix)    the expiration of IP Rights in accordance with their maximum statutory term; and
(x~~i~~x)    Dispositions to effect the formation of any non-Loan Party Subsidiary that is a Divided Delaware LLC, provided that upon formation of such Divided Delaware LLC, the Loan Parties have complied with Section 6.12, to the extent applicable.
Section 7.06.    Restricted Payments, etc. Declare or make, directly or indirectly, any Restricted Payment, except that:
(i)    each Subsidiary may make Restricted Payments to any Borrower, any Subsidiaries of the Borrowers that are either Subsidiary Guarantors or Subsidiaries (so long as no Event of Default shall have occurred and be continuing at the time of any action or would result therefrom) and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;
(ii)    the Loan Parties and each Subsidiary may declare and make Restricted Payments payable solely in the common stock or other common Equity Interests (but not Debt Equivalents) of such Loan Party or Subsidiary;
(iii)    so long as no Cash Dominion Event is then in existence or would otherwise arise therefrom, the Parent Borrower may (and the Subsidiaries of the Parent Borrower may declare and make Restricted Payments to the Parent Borrower not to exceed an amount necessary to permit the Parent Borrower to) redeem or repurchase Equity Interests (or Equity Equivalents) from future, present or former officers, employees, managers, consultants and directors of any Group Company (or their estates, spouses or former spouses) (x) upon the death, permanent disability, retirement or termination of employment of any such Person and (y) pursuant to any management equity plan or stock option plan or any other management benefit or employee benefit plan;
(iv)    the Subsidiaries of the Parent Borrower may declare and make Restricted Payments to the Parent Borrower not to exceed an amount necessary to permit the Parent Borrower to pay (A) general corporate overhead expenses of the Parent Borrower (including indemnification claims made by directors or officers of the Parent Borrower) to the extent such expenses are attributable to the ownership or operation of the Parent Borrower and/or its

Subsidiaries; (B) U.S. or Canadian federal, state and local income taxes, to the extent such income taxes are attributable to the income of the Parent Borrower and the Restricted Subsidiaries and, to the extent of the amount actually received from its Unrestricted Subsidiaries, in amounts required to pay such taxes to the extent attributable to the income of such Unrestricted Subsidiaries; (C) reasonable fees and expenses incurred in connection with any unsuccessful debt or equity offering by a Loan Party; (D) customary salary, bonus and other benefits payable to officers and employees of the Parent Borrower to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Parent Borrower and its Subsidiaries; and (E) any non-cash “deemed dividend” resulting from such parent company offsetting income against losses of the Parent Borrower which does not involve any cash distribution by the Parent Borrower;
(v)    if the Specified Conditions are satisfied, the Parent Borrower may (and the Subsidiaries of the Parent Borrower may declare and make Restricted Payments to the Parent Borrower not to exceed an amount necessary to permit the Parent Borrower to) make other Restricted Payments; provided that the aggregate amount of all such Restricted Payments from and after the Restatement Effective Date, does not exceed ~~either (x)~~ the sum of the amounts permitted for Restricted Payments (as defined in the ~~2023~~2028 Note Indenture) pursuant to Sections 1010(a)(c) of the ~~2023~~2028 Note Indenture~~s~~ and 1010(b)(12) of the ~~2023 Note Indentures or (y) the sum of the amounts permitted for Restricted Payments (as defined in the 2026~~2028 Note Indenture~~) pursuant to Sections 1010(a)(c) of the 2026 Note Indentures and 1010(b)(12) of the 2026 Note Indentures~~;
(vi)    each Loan Party and each Subsidiary may make non-cash repurchases of Equity Interests deemed to occur upon the exercise of stock options or warrants (a) if such Equity Interest represents a portion of the exercise price of such option and (b) for purposes of tax withholding by the Parent Borrower in connection with such exercise;
(vii)    Loan Parties may accrue dividends on any of their Equity Interests other than Debt Equivalents; provided that such dividends may not be paid in cash (except as otherwise permitted hereunder) or otherwise (other than with Equity Interests);
(viii)    the Parent Borrower may (and the Subsidiaries of the Parent Borrower may declare and make Restricted Payments to the Parent Borrower not to exceed an amount necessary to permit the Parent Borrower to) make other Restricted Payments not otherwise permitted by this Section 7.06, so long as immediately before and immediately after giving effect to any such Restricted Payment, (x) no Event of Default has occurred and is continuing and (y) there are no Outstanding Amounts under either Facility;
(ix)    the redemption, repurchase, retirement or other acquisition of any Equity Interests of the Loan Parties or any Equity Interests of any direct or indirect parent company of the Loan Parties, in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Restricted Subsidiary) of, Equity Interests of any direct or indirect parent of the Loan Parties (in each case, other than any Debt Equivalents); and
(x)    [Reserved];
(xi)    the payment of any dividend or distribution within 60 days after the date of declaration thereof, if (A) at the date of declaration such payment would have complied with the provisions of this Section 7.06, and (B) the Specified Conditions are satisfied or, with respect to any dividends or distribution in clause (x) above, either (i) the Specified Conditions are satisfied, or (ii) there are no Outstanding Amounts (other than L/C Obligations in an aggregate outstanding amount not to exceed $15,000,000);
(xii)    Restricted Payments permitted by Section~~s 1010(a)(7) and~~ 1010(a)(14) of the 2028 Note Indenture~~s~~ so long as the Specified Conditions are satisfied;
(xiii)    payments to enable the Parent Borrower to make payments to holders of its Equity Interests in lieu of fractional shares of its Equity Interests;
(xiv)    the Parent Borrower and its Subsidiaries may, without duplication, make Restricted Payments in an aggregate amount not to exceed $7,500,000; provided, that, (A) such Restricted Payments shall be paid solely to officers, directors or other employees of the Parent Borrower pursuant to the 2012 Equity Plan of Masonite International Corporation (as in effect on the Restatement Effective Date) and (B) the Payment Conditions are satisfied;
(xv)    the Parent Borrower and its Subsidiaries may, without duplication, make Restricted Payments provided that the Payment Conditions are satisfied;
(xvi)    a Restricted Payment (whether to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests (other than Disqualified Stock) of the Parent Borrower or any of its direct or indirect parent companies, or otherwise (excluding the repurchase, retirement or other acquisition or retirement of Disqualified Stock)); provided that (A) the aggregate Restricted Payments made under this clause (xvi) do not exceed $25,000,000 in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years, which amounts may be used in any subsequent calendar year so long as the aggregate Restricted Payments made under this clause (xvi) do not exceed $50,000,000 in any calendar year) and (B) no Specified Default then exists and is continuing or would exist and be continuing immediately after giving effect to such Restricted Payment; and
(xvii)    the distribution, by dividend or otherwise, of shares of capital stock of, or Indebtedness owed to the Parent Borrower or a Restricted Subsidiary by, Unrestricted Subsidiaries (other than Unrestricted Subsidiaries, the primary assets of which are cash and/or Cash Equivalents).
To the extent that the Parent Borrower or its Subsidiaries are permitted to make Restricted Payments pursuant to this Section 7.06, the same may be made as a loan or advance to the recipient thereof, and in such case the amount of such loan or advance so made shall reduce the amount of Restricted Payments that may be made by the Parent Borrower and its Subsidiaries in respect thereof.
Section 7.07.    Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrowers and their Subsidiaries on the date hereof or any business substantially related or ancillary thereto and such other business as may be consented to by the Required Revolving Lenders.
Section 7.08.    Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of any Borrower, whether or not in the ordinary course of business, other than:
(i)    on fair and reasonable terms substantially as favorable to such Borrower or such Subsidiary as would be obtainable by such Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate;

(ii)    transactions (a) among the Loan Parties and (b) by non-Loan Parties in favor of a Loan Party;
(iii)    transfers of assets to any Loan Party, other than the Parent Borrower, permitted by Section 7.05;
(iv)    transactions expressly permitted by Section 7.01, 7.02, 7.03, 7.04, 7.05 or 7.06;
(v)    any transaction entered into among the U.S. Borrowers and their Subsidiary Guarantors;
(vi)    payments of reasonable and customary fees to members of the governing bodies of the Parent Borrower and its Subsidiaries;
(vii)    payments of indemnification obligations to officers, managers and directors of the Parent Borrower and its Subsidiaries to the extent required by the organizational documents of such entity or applicable Law;
(viii)    the performance of the Parent Borrower’ or any of its Subsidiaries’ obligations under any employment contract, collective bargaining agreement, employee benefit plan, related trust agreement or any other similar arrangement heretofore or hereafter entered into in the ordinary course of business; or
(ix)    compensation to employees, officers or directors in the ordinary course of business;
(x)    payments by the Loan Parties or any Subsidiary to one or more stockholders of the Parent Borrower for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, and any customary indemnities related thereto, which payments are approved by a majority of the members of its Board of Directors;
(xi)    payments or loans (or cancellations of loans) to employees or consultants of the Loan Parties, any of their direct or indirect parent companies or any Subsidiary in the ordinary course of business consistent with past practice;
(xii)    the issuance of Equity Interests (other than Debt Equivalents) to any director, manager, officer, employee or consultant of the Loan Parties or any direct or indirect parent company thereof;
(xiii)    transactions with Affiliates solely in their capacity as holders of Indebtedness or Equity Interests of the Loan Parties or any of their Subsidiaries, so long as such transaction is with all holders of such class (and there are such non-Affiliate holders) and such Affiliates are treated no more favorably than all other holders of such class generally;
(xiv)    transactions with any joint venture or special purpose entity that is engaged in a similar business; provided that all the outstanding ownership interests of such joint venture or special purpose entity are owned only by the Loan Parties, their Subsidiaries and Persons that are not Affiliates of the Company;

(xv)    transactions between the Parent Borrower or any Subsidiary and any person that is an Affiliate of the Parent Borrower or any Subsidiary solely because a director of such Person is also a director of the Parent Borrower; provided that such director abstains from voting as a director of the Parent Borrower on any matter involving such other Person; and
(xvi)    any other transaction or series of related transactions with Affiliates involving an aggregate payment or consideration less than $10,000,000 for any such transaction or series of related transactions, and less than $75,000,000 for all transactions with Affiliates pursuant to this Section 7.08(xvi) in the aggregate during the term of this Agreement.
Section 7.09.    Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that: (i) limits the ability (A) of any Domestic Subsidiary, U.K. Subsidiary or Canadian Subsidiary (other than Sacopan) to make Restricted Payments to the Borrowers or any Guarantor or to otherwise transfer property to or invest in the Borrowers or any Guarantor, except for any agreement in effect (x) on the date hereof and set forth on Schedule 7.09 or (y) at the time any Person becomes a Subsidiary of any Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of any Borrower, (B) of any Wholly-Owned Subsidiary (other than (w) Unrestricted Subsidiaries, (x) Foreign Subsidiaries that are not Canadian Subsidiaries or U.K. Subsidiaries, (y) Immaterial Subsidiaries and (z) Sacopan) to Guarantee the Obligations or (C) of any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person in favor of any of the Secured Parties; or (ii) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person, except in each case for prohibitions or restrictions existing under or by reason of:
(i)    this Agreement and the other Loan Documents;
(ii)    restrictions imposed by the Term Credit Facilities and the Note Indentures to the extent such restrictions do not limit the ability of the Loan Parties to pay Finance Obligations and, if the Indebtedness thereunder is renewed, extended or refinanced in a Permitted Refinancing, restrictions in the agreements governing the renewed, extended or refinancing Indebtedness (and successive renewals, extensions and refinancings thereof) if such restrictions, taken as a whole, are no more restrictive than those contained in the agreements governing the Indebtedness being renewed, extended or refinanced, as determined in good faith by the Board of Directors of the Parent Borrower;
(iii)    applicable Law;
(iv)    restrictions in effect on the date of this Agreement contained in the agreements governing the Existing Indebtedness, all as in effect on the date of this Agreement, and, if such Indebtedness is renewed, extended or refinanced in a Permitted Refinancing, restrictions in the agreements governing the renewed, extended or refinancing Indebtedness (and successive renewals, extensions and refinancings thereof) if such restrictions, taken as a whole, are no more restrictive than those contained in the agreements governing the Indebtedness being renewed, extended or refinanced as determined in good faith by the Board of Directors of the Parent Borrower;
(v)    restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.02(vi) to the extent that such restrictions apply only to the property or assets securing such Indebtedness

(vi)    any negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.02 but solely to the extent any negative pledge relates to the property financed by or the subject of such Indebtedness or expressly permits Liens for the benefit of the Collateral Agent and the Revolving Credit Lenders with respect to the credit facilities established hereunder and the Obligations under the Loan Documents on a senior basis and without a requirement that such holders of such Indebtedness be secured by such Liens equally and ratably or on a junior basis;
(vii)    customary non-assignment provisions with respect to leases or licensing agreements entered into by any Borrower or any of its Subsidiaries, in each case entered into in the ordinary course of business and consistent with past practices;
(viii)    any restriction or encumbrance with respect to any asset of the Borrowers or any of their Subsidiaries or a Subsidiary of any Borrower imposed pursuant to an agreement which has been entered into for the sale or disposition of such assets or all or substantially all of the capital stock or assets of such Subsidiary, so long as such sale or disposition is permitted under this Agreement;
(ix)    customary provisions in joint venture agreements, partnership agreements, limited liability organizational governance documents, asset sale agreements, sale and leaseback agreements and other similar agreements;
(x)    restrictions created in connection with any Factoring Arrangement and any Permitted Refinancing thereof; provided, that, in the case of Factoring Arrangements established after the Restatement Effective Date, such restrictions are necessary or advisable, in the good faith determination of the applicable Loan Party, to effect such Factoring Arrangement; and
(xi)    restrictions or conditions contained in any trading, netting, operating, construction, service, supply, purchase, sale or other agreement to which any Loan Party or any of its Subsidiaries is a party entered into in the ordinary course of business; provided that such agreement prohibits the encumbrance of solely the property or assets of such Loan Party or such Subsidiary that are the subject of such agreement, the payment rights arising thereunder or the proceeds thereof and does not extend to any other asset or property of such Loan Party or such Subsidiary or the assets or property of any other Subsidiary.
Section 7.10.    Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose.
Section 7.11.    Financial Covenants.
(a)    At any time when a Covenant Trigger Event shall exist, permit the Fixed Charge Coverage Ratio of the Parent Borrower and its Consolidated Restricted Subsidiaries, for the most recently ended Measurement Period for which the Administrative Agent has received financial statements and for each Measurement Period thereafter for which the Administrative Agent has received financial statements, to be less than 1.00 to 1.00.
(b)    If with respect to any Measurement Period, the Fixed Charge Coverage Ratio of the Parent Borrower and its Consolidated Restricted Subsidiaries calculated as of the end of such

Measurement Period is less than 1.00 to 1.00, the Borrowers shall not permit Excess Availability to be less than the greater of (i) $12,500,000 and (ii) 12.5% of the Revolving Credit Facility for any period of five consecutive Business Days during the fiscal quarter immediately following such Measurement Period; provided that if the Fixed Charge Coverage Ratio of the Parent Borrower and its Consolidated Restricted Subsidiaries for any Measurement Period is less than 1.00 to 1.00, the Borrowers shall have no right to receive any Credit Extension on any day that Excess Availability is less than the greater of (1) $12,500,000 and (2) 12.5% of the Revolving Credit Facility; provided, further, that, if the Fixed Charge Coverage Ratio of the Parent Borrower and its Consolidated Restricted Subsidiaries for any Measurement Period is less than 1.00 to 1.00 for four or more Measurement Periods during the term of this Agreement, then Borrowers shall not permit Excess Availability to be less than the greater of (1) $12,500,000 and (2) 12.5% of the Revolving Credit Facility during any day thereafter.
Section 7.12.    Amendment of Organizational Documents. Amend any of its Organization Documents in a manner that would adversely affect any Senior Credit Party in any material respect.
Section 7.13.    Accounting Changes. Make any change in (i) accounting policies or reporting practices, except as required by GAAP, or (ii) fiscal year that ends other than on or around December 31.
Section 7.14.    Prepayments of Indebtedness, etc. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except (i) the prepayment of the Credit Extensions in accordance with the terms of this Agreement, (ii) regularly scheduled or required repayments, prepayment or redemptions of Indebtedness under the Term Credit Facilities and the Note Indentures, (iii) regularly scheduled or required repayments or redemptions of Indebtedness set forth in Schedule 7.02 and refinancings and refundings of such Indebtedness in compliance with Section 7.02(ii), (iv) so long as the Payment Conditions are satisfied, any other prepayments, redemptions, repurchases or defeasances of any Indebtedness (including, without limitation, Indebtedness under the Term Credit Facilities and the Note Indentures); provided that the aggregate amount of all such prepayments, redemptions, repurchases or defeasances from and after the Restatement Effective Date, together with all other Specified Payments, does not exceed the Specified Payment Amount unless the Specified Conditions are satisfied (in which case such prepayments, redemptions, repurchases or defeasances shall not be limited in their amount); and (v) any prepayment or repayment by a Group Company of Indebtedness owed to a Loan Party.
Section 7.15.    Amendments of Transaction Documents and Indebtedness. Amend, modify or change in any manner any term or condition of any Note Indenture or any Term Credit Facility, in each case in a manner that would materially and adversely affect the ability of the Loan Parties to perform their obligations under the Loan Documents.
Section 7.16.    Certain Activities.
(a)    (i) Permit any Person (other than the Borrowers or any Wholly-Owned Subsidiary of the Borrowers) to own any Equity Interests of any Subsidiary of the Borrowers (other than co-investors in Joint Ventures not prohibited by Section 7.03 and with respect to the Equity Interest in Masonite (Africa) Limited and any subsidiary thereof, (ii) permit any Subsidiary of the Borrowers to issue Equity Interests to any Person, except (A) the Borrowers or any Wholly-Owned Subsidiary of any Borrower or (B) to qualify directors where required by applicable Law or to satisfy other requirements of the organizational documents of such Person or applicable Law with respect to the ownership of Equity Interests of Foreign Subsidiaries or (iii) permit any Subsidiary of the Parent Borrower to issue any shares of Preferred Stock.

(b)    In the case of any Immaterial Subsidiary, (i) own any Inventory, Receivables or any other Collateral having a value (determined at the greater of the book value or the fair value) in excess of $2,000,000 in the aggregate for all such properties and assets of each individual Immaterial Subsidiary and $10,000,000 in the aggregate for all such properties and assets of all Immaterial Subsidiaries and (ii) own any Equity Interests of any Loan Parties.
Section 7.17.    Establishment of Defined Benefit Plan. Notwithstanding any other provision of this Agreement or any other Loan Document, without the prior written consent of the Administrative Agent (i) establish or contribute to any Defined Benefit Plan ~~(other than any pension plan which would constitute a Canadian Union Plan if contributed to by a Canadian Loan Party)~~, (ii) commence to participate in or contribute to any ~~pension plan which would constitute a~~ Canadian Union Plan that contains a defined benefit provision ~~if contributed to by a Canadian Loan Party and~~ to which it did not previously participate in or contribute to, or (iii) acquire~~, without the prior written consent of the Administrative Agent,~~  an interest in any Person if such Person sponsors, administers, maintains, participates in or contributes to, or has any liability in respect of, any Defined Benefit Plan or ~~any pension plan which would constitute a~~ Canadian Union Plan ~~that contains a defined benefit provision if contributed to by a Canadian Loan Party~~.
Section 7.18.    Independence of Covenants. All covenants contained herein shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists. Subject to the foregoing, the Primary Loan Parties and any Subsidiary shall be able to use any exception enumerated in this Article VII independently or in the combination with any other exception.
ARTICLE VIII
EVENTS OF DEFAULT
Section 8.01.    Events of Default. An Event of Default shall exist upon the occurrence of any of the following specified events or conditions (each an “Event of Default”):
(a)    Non-Payment. Any Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Revolving Credit Loan, any Swingline Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations or (ii) pay within three Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document.
(b)    Covenants. Any Loan Party shall:
(i)    default in the due performance or observance of any term, covenant or agreement contained in Section 6.03 (other than clause (v) thereof), 6.05, 6.10, 6.11, 6.16(b) or Article VII;
(ii)    default in the due performance or observance by it of any term, covenant or agreement contained in Section 6.01(a) or 6.02(b) (as Section 6.02(b) relates to any financial statements delivered pursuant to Section 6.01(a)) and such default shall continue unremedied for a period of 60 days after the earlier of (A) notice thereof given by the Administrative Agent or (B) a Responsible Officer of any Loan Party or Restricted Subsidiary having knowledge thereof;

(iii)    default in the due performance or observance by it of any term, covenant or agreement contained in Section 6.01(b) or (c) or 6.02(b) (as Section 6.02(b) relates to any financial statements delivered pursuant to Section 6.01(b) or (c)) and such default shall continue unremedied for a period of 30 days after earlier of (A) notice thereof given by the Administrative Agent or (B) a Responsible Officer of any Loan Party or Restricted Subsidiary having knowledge thereof;
(iv)    default in the due performance or observance by it of any term, covenant or agreement contained in Section 6.02(l) or 6.02(m) and such default shall continue unremedied for a period of 5 days after the earlier of (A) notice thereof given by the Administrative Agent or (B) a Responsible Officer of any Loan Party or Restricted Subsidiary having knowledge thereof;
(v)    default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsection (a), (b)(i), (b)(ii), (b)(iii) or (b)(iv) of this Section 8.01) contained in this Agreement and such default shall continue unremedied for a period of 30 days after the earlier of (A) notice thereof given by the Administrative Agent or (B) a Responsible Officer of any Loan Party or Restricted Subsidiary having knowledge thereof.
(c)    Other Loan Documents. Any Loan Party shall default in the due performance or observance of any term, covenant or agreement (other than those referred to in subsection (a) or (b) of this Section 8.01) in any of the other Loan Documents and such default shall continue unremedied for a period of 30 days after the earlier of (i) notice thereof given by the Administrative Agent or (ii) a Responsible Officer of any Loan Party or Restricted Subsidiary having knowledge thereof.
(d)    Representations and Warranties. Any representation, warranty or statement made or deemed to be made by any Loan Party herein, in any of the other Loan Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made.
(e)    Cross-Default. Any Loan Party or any Restricted Subsidiary thereof (A) fails to make payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue beyond the expiration of all applicable grace and cure periods and has not otherwise been waived, regardless of amount, in respect of any Indebtedness (other than in respect of (x) Indebtedness outstanding under the Loan Documents and (y) Swap Contracts) under any Term Credit Facility, any Note Indenture and other Indebtedness having an outstanding aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount (together with any Indebtedness under any Term Credit Facility or any Note Indenture, “Material Debt”), (B) fails to perform or observe any other condition or covenant and such failure continues beyond the expiration of all applicable grace and cure periods, or any other event shall occur or condition shall exist, under any agreement or instrument relating to any Material Debt, if the effect of such failure, event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Material Debt (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Material Debt to be declared to be due and payable prior to its stated maturity, or cash collateral in respect thereof to be demanded or (C) shall be required by the terms of any Material Debt to offer to prepay or repurchase such Material Debt (or any portion thereof) prior to the stated maturity thereof; provided, that, this clause (C) shall not apply to any Material Debt that becomes due solely as a result of the voluntary disposition of assets or a change of control so long as such Material Debt is repaid when due.
(f)    Insolvency Proceedings. Any Borrower or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) institutes or consents to the institution of any proceeding, proposal or notice of intent to file a proposal under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, interim receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator or similar officer for it or for all or any material part of its property; or any receiver, interim receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed, with respect to any Borrower or Significant Subsidiary incorporated in England and Wales, for 14 calendar days and, with respect to any other Person, for 60 calendar days; any proceeding, proposal or notice of intent to file a proposal under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed with respect to any Borrower or Significant Subsidiary incorporated in England and Wales, for 14 calendar days and, with respect to any other Person for 60 calendar days, or an order for relief is entered in any such proceeding; or in the case of any Borrower or Significant Subsidiary incorporated in England and Wales, a moratorium is declared in respect of any indebtedness of that Person. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.
(g)    Inability to Pay Debts; Attachment. (i) Any Borrower or any Significant Subsidiary (or any group of Subsidiaries that together would constitute a Significant Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 60 days after its issue or levy, or (iii) with respect to any Borrower or Significant Subsidiary incorporated in England and Wales, (i) it is deemed to, or is declared to, be unable to pay its debts under applicable law, (ii) it has suspended or threatened to suspend making payments on any of it debts, or (iii) by reason of actual or anticipated financial difficulties, it has commenced negotiations with one or more of its creditors (excluding any Senior Credit Party in its capacity as such) with a view to rescheduling any of its indebtedness.
(h)    Judgments. There is entered against any Loan Party or any Restricted Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 60 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect.
(i)    ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan (or a similar event occurs with respect to a Foreign Plan) which has resulted or could reasonably be expected to have a Material Adverse Effect or result in liability of the Borrowers under Title IV of ERISA in an aggregate amount in excess of the Threshold Amount, (ii) an event occurs with respect to a Foreign Plan which has resulted or could reasonably be expected have a Material Adverse Effect or to result in liability of the Loan Parties in an aggregate amount in excess of the Threshold Amount, (iii) there shall exist an amount of Unfunded Pension Liabilities, individually or in the aggregate, (excluding for purposes of such computation any Pension Plans, Canadian Pension Plans and Foreign Plans with respect to which assets exceed benefit liabilities) which has had or could reasonably be expected to have a Material Adverse Effect, (iv) any Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan, or Canadian Loan Parties fail to pay when due, after the expiration of any applicable grace period, any amount with respect to its withdrawal liability under Canadian Employee Benefits Legislation, in either case in an aggregate amount that could reasonably be expected to result in liability in excess of the Threshold Amount or which has had or could reasonably be expected to have a Material Adverse Effect, or (iv) any event has occurred or condition exists with respect to any Foreign Plan that has resulted or could result in any Foreign Plan being ordered or required to be wound up in whole or in part pursuant to any applicable laws or having any applicable registration revoked or refused for the purposes of any applicable pension benefits or tax laws or being placed under the administration of the relevant pension benefits regulatory authority or being required to pay any taxes or penalties under applicable pension benefits and tax laws and which could reasonably be expected to result in liability in excess of the Threshold Amount or which has had or could reasonably be expected to have a Material Adverse Effect.
(j)    Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Senior Credit Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document.
(k)    Change of Control. A Change of Control shall occur.
(l)    Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01 or 6.12 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien in the United States and Canada (subject to Liens permitted by Section 7.01) on the Collateral purported to be covered thereby (if and to the extent perfection may be achieved by the filings contemplated by the Collateral Documents and subject to any qualifications with respect to perfection contained therein).
(m)    Pension Events. A Pension Event shall occur with respect to a Canadian Pension Plan or Canadian Union Plan, or if any Canadian Pension Plan shall be fully or partially wound-up or terminated or any such trustee shall be requested or appointed, or if any Canadian Loan Party is in default with respect to payments to a Canadian Pension Plan or Canadian Union Plan resulting from their complete or partial withdrawal from such Canadian Pension Plan or Canadian Union Plan and any such event could reasonably be expected to result in liability in excess of the Threshold Amount or could reasonably be expected to have a Material Adverse Effect, or any Lien arises (save for “normal cost” (as defined for the purposes of Canadian Employee Benefits Legislation contribution amounts not yet due, it being understood that “normal cost” does not include any “special payments” as defined in the Canadian Employee Benefits Legislation)) in connection with any Canadian Pension Plan as a result of such event.
(n)    U.K. Pensions. The Pensions Regulator issues a Financial Support Direction or a Contribution Notice to Parent Borrower or any of its Subsidiaries unless the aggregate liability of the Loan Parties under all Financial Support Directions and Contributions Notices is less than the Threshold Amount.
Section 8.02.    Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Revolving Lenders, take any or all of the following actions:
(i)    declare the commitment of each Revolving Credit Lender to make Revolving Credit Loans, any obligation of a Swingline Lender to make Swingline Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(ii)    declare the unpaid principal amount of all outstanding Revolving Credit Loans and Swingline Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower;
(iii)    require that the Borrowers Cash Collateralize the L/C Obligations in an amount equal to 105% of the then Outstanding Amount thereof; and
(iv)    exercise on behalf of itself, the Revolving Credit Lenders and the L/C Issuers all rights and remedies available to it, the Revolving Credit Lenders and the L/C Issuers under the Loan Documents;
provided, however, that upon the occurrence of any Event of Default described in Section 8.01(f) or (g) the obligation of each Revolving Credit Lender to make Revolving Credit Loans, any obligation of a Swingline Lender to make Swingline Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Revolving Credit Loans and Swingline Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Revolving Credit Lender.
Section 8.03.    Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Revolving Credit Loans and Swingline Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Finance Obligations shall be applied by the Administrative Agent in the following order:
(i)    With respect to amounts received (x) from or on account of any U.S. Loan Party, or in respect of any U.S. Collateral, (y) after the Exhaustion of Available U.S. Pool and after all of the Canadian Obligations set forth in clauses FIRST through SEVENTH of Section 8.03(ii) below have been paid in full in accordance with Section 8.03(ii), from or on account of any Canadian Loan Party, or in respect of any Canadian Collateral to the extent provided in clause EIGHTH of Section 8.03(ii), and (z) after the Exhaustion of the Available U.S. Pool and after all Canadian Obligations set forth in clause FIRST through ELEVENTH of Section 8.03(ii) below have been paid in full in accordance with Section 8.03(ii), from or on account of any Canadian Loan Party, or in respect of any Canadian Collateral to the extent provided in clause TWELFTH of Section 8.03(ii):
FIRST, to payment of that portion of the U.S. Finance Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent or the Collateral Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;
SECOND, to payment of that portion of the U.S. Finance Obligations arising under the Loan Documents constituting fees, indemnities and other amounts (other than principal, interest and U.S. Letter of Credit Fees) payable to the U.S.

Revolving Credit Lenders (other than Defaulting Lenders) and the U.S. L/C Issuers (including fees, charges and disbursements of counsel to the respective U.S. Revolving Credit Lenders (other than Defaulting Lenders) and the U.S. L/C Issuers (including fees and time charges for attorneys who may be employees of any U.S. Revolving Credit Lender (other than a Defaulting Lender) or U.S. L/C Issuer) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause SECOND payable to them;
THIRD, to the payment of that portion of the U.S. Finance Obligations arising under the Loan Documents constituting accrued and unpaid interest on the U.S. Swingline Loans;
FOURTH, to the payment of that portion of the U.S. Finance Obligations arising under the Loan Documents constituting unpaid principal of the U.S. Swingline Loans;
FIFTH, to payment of that portion of the Senior Credit Obligations arising under the Loan Documents constituting accrued and unpaid U.S. Letter of Credit Fees and interest on the U.S. Revolving Credit Loans, U.S. L/C Borrowings and other U.S. Finance Obligations arising under the U.S. Loan Documents, ratably among the U.S. Revolving Credit Lenders (other than Defaulting Lenders) and the U.S. L/C Issuers in proportion to the respective amounts described in this clause FIFTH payable to them;
SIXTH, to payment of that portion of the U.S. Finance Obligations arising under the Loan Documents constituting unpaid principal of the U.S. Revolving Credit Loans, U.S. L/C Borrowings and that portion of the U.S. Finance Obligations then owing under the U.S. Secured Hedge Agreements (but, as to any such Obligations arising under the U.S. Secured Hedge Agreements, in an amount equal to the then effective U.S. Secured Hedge Reserve), ratably among the U.S. Revolving Credit Lenders (other than Defaulting Lenders) and the U.S. L/C Issuers and the U.S. Hedge Banks in proportion to the respective amounts described in this clause SIXTH held by them;
SEVENTH, to the Administrative Agent for the account of the U.S. L/C Issuers, to Cash Collateralize that portion of U.S. L/C Obligations comprised of the aggregate undrawn amount of U.S. Letters of Credit in accordance with the provisions of Sections 2.03(g), 2.04(b)(iv), 8.02(iii) and 8.03(g);
EIGHTH, if and only if the Exhaustion of Available Canadian Pool has been achieved, to payment of the Canadian Finance Obligations described in clauses FIRST through SEVENTH of Section 8.03(ii), in the order set forth therein;
NINTH, if and only if the Exhaustion of Available U.K. Pool has been achieved, to payment of the U.K. Finance Obligations described in clauses FIRST through SEVENTH of Section 8.03(iii), in the order set forth therein;
TENTH, to payment of that portion of the U.S. Finance Obligations then owing under U.S. Secured Cash Management Agreements, ratably among the U.S. Cash Management Banks in proportion to the respective amounts described in this clause TENTH held by them;

ELEVENTH, to payment of that portion of the U.S. Finance Obligations then owing under U.S. Secured Hedge Agreements (except to the extent provided for in clause SIXTH of Section 8.02(i)), ratably among the U.S. Hedge Banks in proportion to the respective amounts described in this clause ELEVENTH held by them;
TWELFTH, if and only if the Exhaustion of Available Canadian Pool has been achieved, to the payment of the Canadian Finance Obligations described in clause FOURTEENTH of Section 8.03(ii);
THIRTEENTH, if and only if the Exhaustion of Available U.K. Pool has been achieved, to the payment of the U.K. Finance Obligations described in clause TWELFTH of Section 8.03(iii);
FOURTEENTH, to the payment of all other U.S. Finance Obligations that are due and payable to the Administrative Agent and the other U.S. Secured Parties (including Defaulting Lenders) on such date, ratably among the U.S. Secured Parties in proportion to the respective amounts described in this clause FOURTEENTH held by them.
(ii)    With respect to amounts received (v) from or on account of any Canadian Loan Party or in respect of any Canadian Collateral, (w) after the Exhaustion of Available Canadian Pool and after all of the U.S. Obligations set forth in clauses FIRST through SEVENTH of Section 8.03(i) above have been paid in full in accordance with Section 8.03(i), from or on account of any U.S. Loan Party, or in respect of any U.S. Collateral to the extent provided in clause EIGHTH of Section 8.03(i), (x) after the Exhaustion of Available Canadian Pool and after all of the U.K. Obligations set forth in clauses FIRST through SEVENTH of Section 8.03(iii) below have been paid in full in accordance with Section 8.03(iii), from or on account of any U.K. Loan Party, or in respect of any U.K. Collateral to the extent provided in Clause EIGHTH of Section 8.03(iii), (y) after the Exhaustion of Available Canadian Pool and after all U.S. Obligations set forth in Clause FIRST through ELEVENTH of Section 8.03(i) above have been paid in full in accordance with Section 8.03(i), from or on account of any U.S. Loan Party, or in respect of any U.S. Collateral to the extent provided in clause TWELFTH of Section 8.03(i) and (z) after the Exhaustion of Available Canadian Pool and after all U.K. Obligations set forth in clause FIRST through TENTH of Section 8.03(iii) below have been paid in full in accordance with Section 8.03(iii), from or on account of any U.K. Loan Party, or in respect of any U.K. Collateral to the extent provided in clause ELEVENTH of Section 8.03(iii):
FIRST, to payment of that portion of the Canadian Finance Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent or the Collateral Agent in its capacity as such;
SECOND, to payment of that portion of the Canadian Finance Obligations arising under the Loan Documents constituting fees, indemnities and other amounts (other than principal, interest and Canadian Letter of Credit Fees) payable to the Canadian Revolving Credit Lenders (other than Defaulting Lenders) and the Canadian L/C Issuers (including fees, charges and disbursements of counsel to the respective Canadian Revolving Credit Lenders (other than Defaulting Lenders) and the Canadian L/C Issuers (including fees and time charges for attorneys who may be employees of any Canadian Revolving Credit Lender (other than a Defaulting Lender) or Canadian L/C Issuer) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause SECOND payable to them;
THIRD, to the payment of that portion of the Canadian Finance Obligations arising under the Loan Documents constituting accrued and unpaid interest on the Canadian Swingline Loans;
FOURTH, to the payment of that portion of the Canadian Finance Obligations arising under the Loan Documents constituting unpaid principal of the Canadian Swingline Loans;
FIFTH, to payment of that portion of the Canadian Finance Obligations arising under the Loan Documents constituting accrued and unpaid Canadian Letter of Credit Fees and interest on the Canadian Revolving Credit Loans, Canadian L/C Borrowings and other Canadian Finance Obligations, ratably among the Canadian Revolving Credit Lenders (other than Defaulting Lenders) and the Canadian L/C Issuers in proportion to the respective amounts described in this clause FIFTH payable to them;
SIXTH, to payment of that portion of the Canadian Finance Obligations arising under the Loan Documents constituting unpaid principal of the Canadian Revolving Credit Loans, Canadian L/C Borrowings and that portion of the Canadian Finance Obligations then owing under the Canadian Secured Hedge Agreements (but, as to any such Obligations arising under the Canadian Secured Hedge Agreements, in an amount equal to the then effective Canadian Secured Hedge Reserve), ratably among the Canadian Revolving Credit Lenders (other than Defaulting Lenders), the Canadian L/C Issuers and the Canadian Hedge Banks in proportion to the respective amounts described in this clause SIXTH held by them;
SEVENTH, to the Administrative Agent for the account of the Canadian L/C Issuers, to Cash Collateralize that portion of Canadian L/C Obligations comprised of the aggregate undrawn amount of Canadian Letters of Credit in accordance with the provisions of Sections 2.03(g), 2.04(b)(iv), 8.02(iii) and 8.03(g);
EIGHTH, if and only if the Exhaustion of Available U.S. Pool has been achieved, to payment of the U.S. Finance Obligations described in clauses FIRST through SEVENTH of Section 8.03(i), in the order set forth therein;
NINTH, if and only if the Exhaustion of Available U.K. Pool has been achieved, to the payment of the U.K. Finance Obligations described in clauses FIRST through SEVENTH of Section 8.03(iii), in the order described therein;
TENTH, to payment of that portion of the Canadian Finance Obligations then owing under Canadian Secured Cash Management Agreements, ratably among the Canadian Cash Management Banks in proportion to the respective amounts described in this clause TENTH held by them;
ELEVENTH, to payment of that portion of the Canadian Finance Obligations then owing under Canadian Secured Hedge Agreements (except to the extent provided for in clause SIXTH of Section 8.02(ii)), ratably among the Canadian Hedge Banks in proportion to the respective amounts described in this clause ELEVENTH held by them;

TWELFTH, if and only if the Exhaustion of Available U.S. Pool has been achieved, to the payment of the U.S. Finance Obligations described in clause FOURTEENTH of Section 8.03(i);
THIRTEENTH, if and only if the Exhaustion of Available U.K. Pool has been achieved, to the payment of the U.K. Finance Obligations described in clauses TWELFTH of Section 8.03(iii); and
FOURTEENTH, to the payment of all other Canadian Finance Obligations that are due and payable to the Administrative Agent and the other Canadian Secured Parties (including Defaulting Lenders) on such date, ratably among the Canadian Secured Parties in proportion to the respective amounts described in this clause FOURTEENTH held by them.
(iii)    With respect to amounts received (v) from or on account of any U.K. Loan Party or in respect of any U.K. Collateral, (w) after the Exhaustion of Available U.K. Pool and after all of the Canadian Obligations set forth in clauses FIRST through SEVENTH of Section 8.03(ii) above have been paid in full in accordance with Section 8.03(ii), from or on account of any Canadian Loan Party, or in respect of any Canadian Collateral to the extent provided in clause NINTH of Section 8.03(ii) and (x) after the Exhaustion of Available U.K. Pool and after all Canadian Obligations set forth in Clause FIRST through TWELFTH of Section 8.03(ii) above have been paid in full in accordance with Section 8.03(ii), from or on account of any Canadian Loan Party, or in respect of any Canadian Collateral to the extent provided in clause THIRTEENTH of Section 8.03(ii):
FIRST, to payment of that portion of the U.K. Finance Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent or the Collateral Agent in its capacity as such;
SECOND, to payment of that portion of the U.K. Finance Obligations arising under the Loan Documents constituting fees, indemnities and other amounts (other than principal, interest and U.K. Letter of Credit Fees) payable to the U.K. Revolving Credit Lenders (other than Defaulting Lenders) and the U.K. L/C Issuers (including fees, charges and disbursements of counsel to the respective U.K. Revolving Credit Lenders (other than Defaulting Lenders) and the U.K. L/C Issuers (including fees and time charges for attorneys who may be employees of any U.K. Revolving Credit Lender (other than a Defaulting Lender) or U.K. L/C Issuer) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this clause SECOND payable to them;
THIRD, to the payment of that portion of the U.K. Finance Obligations arising under the Loan Documents constituting accrued and unpaid interest on the U.K. Swingline Loans;
FOURTH, to the payment of that portion of the U.K. Finance Obligations arising under the Loan Documents constituting unpaid principal of the U.K. Swingline Loans;
FIFTH, to payment of that portion of the U.K. Finance Obligations arising under the Loan Documents constituting accrued and unpaid U.K. Letter of Credit

Fees and interest on the U.K. Revolving Credit Loans, U.K. L/C Borrowings and other U.K. Finance Obligations, ratably among the U.K. Revolving Credit Lenders (other than Defaulting Lenders) and the U.K. L/C Issuers in proportion to the respective amounts described in this clause FIFTH payable to them;
SIXTH, to payment of that portion of the U.K. Finance Obligations arising under the Loan Documents constituting unpaid principal of the U.K. Revolving Credit Loans, U.K. L/C Borrowings and that portion of the U.K. Finance Obligations then owing under the U.K. Secured Hedge Agreements (but, as to any such Obligations arising under the U.K. Secured Hedge Agreements, in an amount equal to the then effective U.K. Secured Hedge Reserve), ratably among the U.K. Revolving Credit Lenders (other than Defaulting Lenders), the U.K. L/C Issuers and the U.K. Hedge Banks in proportion to the respective amounts described in this clause SIXTH held by them;
SEVENTH, to the Administrative Agent for the account of the U.K. L/C Issuers, to Cash Collateralize that portion of U.K. L/C Obligations comprised of the aggregate undrawn amount of U.K. Letters of Credit in accordance with the provisions of Sections 2.03(g), 2.04(b)(iv), 8.02(iii) and 8.03(g);
EIGHTH, if and only if the Exhaustion of Available Canadian Pool has been achieved, to payment of the Canadian Finance Obligations described in clauses FIRST through SEVENTH of Section 8.03(ii), in the order set forth therein;
NINTH, to payment of that portion of the U.K. Finance Obligations then owing under U.K. Secured Cash Management Agreements, ratably among the U.K. Cash Management Banks in proportion to the respective amounts described in this clause NINTH held by them;
TENTH, to payment of that portion of the U.K. Finance Obligations then owing under U.K. Secured Hedge Agreements (except to the extent provided for in clause SIXTH of Section 8.02(ii)), ratably among the U.K. Hedge Banks in proportion to the respective amounts described in this clause TENTH held by them;
ELEVENTH, to payment of the Canadian Finance Obligations described in clause FOURTEENTH of Section 8.03(ii); and
TWELFTH, to the payment of all other U.K. Finance Obligations that are due and payable to the Administrative Agent and the other U.K. Secured Parties (including Defaulting Lenders) on such date, ratably among the U.K. Secured Parties in proportion to the respective amounts described in this clause TWELFTH held by them.
(iv)    After all of the Finance Obligations have been indefeasibly paid in full in accordance with the priorities set forth in clauses (i) through (iii) of this Section 8.03, the Administrative Agent shall remit the balance, if any, of the amounts received on account of the Finance Obligations to the Borrower Representative (on behalf of itself and the other Loan Parties) or as otherwise required by Law.
Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to Section 8.03(i), clause SEVENTH, Section 8.03(ii), clause SEVENTH, and Section 8.03(iii), clause SEVENTH above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Finance Obligations, if any, in the order set forth in clauses (i) through (iii) above.
Notwithstanding the foregoing, Finance Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Revolving Credit Lender” party hereto.
Notwithstanding anything to the contrary contained in this Section 8.03, no amounts received from or on account of any U.S. Loan Party or in respect of any U.S. Collateral shall be applied to any U.K. Finance Obligations until all U.S. Finance Obligations have been paid in full.
Section 8.04.    Collection Allocation Mechanism. (a) On the CAM Exchange Date, (i) each U.S. Revolving Credit Lender shall immediately be deemed to have acquired (and shall promptly make payment therefor to the Administrative Agent in accordance with Section 2.03) participations in the Outstanding Amount of U.S. L/C Obligations with respect to each U.S. Letter of Credit in an amount equal to such U.S. Revolving Credit Lender’s Applicable Adjusted Percentage of the aggregate amount available to be drawn under such U.S. Letter of Credit, (ii) each U.S. Revolving Credit Lender shall immediately be deemed to have acquired (and shall promptly make payment therefor to the Administrative Agent in accordance with Section 2.01(h)) participations in the Outstanding Amount of U.S. Swingline Loans in an amount equal to such U.S. Revolving Credit Lender’s Applicable Adjusted Percentage of the aggregate amount of the U.S. Swingline Loans, (iii) each Canadian Revolving Credit Lender shall immediately be deemed to have acquired (and shall promptly make payment therefor to the Administrative Agent in accordance with Section 2.03) participations in the Outstanding Amount of Canadian L/C Obligations with respect to each Canadian Letter of Credit in an amount equal to such Canadian Revolving Credit Lender’s Applicable Adjusted Percentage of the aggregate amount available to be drawn under such Canadian Letter of Credit, (iv) each Canadian Revolving Credit Lender shall immediately be deemed to have acquired (and shall promptly make payment therefor to the Administrative Agent in accordance with Section 2.01(i)) participations in the Outstanding Amount of Canadian Swingline Loans in an amount equal to such Canadian Revolving Credit Lender’s Applicable Adjusted Percentage of the aggregate amount of the Canadian Swingline Loans, (v) each U.K. Revolving Credit Lender shall immediately be deemed to have acquired (and shall promptly make payment therefor to the Administrative Agent in accordance with Section 2.03) participations on the Outstanding Amount of U.K. L/C Obligations with respect to each U.K. Letter of Credit in an amount equal to such U.K. Revolving Credit Lender’s Applicable Adjusted Percentage of the aggregate amount available to be drawn under such U.K. Letter of Credit, (vi) each U.K. Revolving Credit Lender shall immediately be deemed to have acquired (and shall promptly make payment therefore to the Administrative Agent in accordance with Section 2.01(j)) participations in the Outstanding Amount of U.K. Swingline Loans in an amount equal to such U.K. Revolving Credit Lender’s Applicable Adjusted Percentage of the aggregate amount of the U.K. Swingline Loans, (vii) simultaneously with the automatic conversions pursuant to clause (viii) below, the Revolving Credit Lenders shall automatically and without further act (and without regard to the provisions of Section 10.04) be deemed to have exchanged interests in the Revolving Credit Loans and participations in the Letters of Credit and Swingline Loans, such that in lieu of the interest of each Revolving Credit Lender in each Revolving Credit Loan, and L/C Obligations and Swingline Loans

in which it shall participate as of such date (including such Revolving Credit Lender’s interest in the Senior Credit Obligations, Guaranties and Collateral of each Loan Party in respect of such Revolving Credit Loan and L/C Obligations), such Revolving Credit Lender shall hold an interest in every one of the Revolving Credit Loans and a participation in all of the L/C Obligations and Swingline Loans (including the Senior Credit Obligations, Guaranties and Collateral of each Loan Party in respect of each such Revolving Credit Loan), whether or not such Revolving Credit Lender shall previously have participated therein, equal to such Revolving Credit Lender’s CAM Percentage thereof and (viii) simultaneously with the deemed exchange of interests pursuant to clause (vii) above, the interest in the Revolving Credit Loans and Swingline Loans denominated in Canadian Dollars or Pounds Sterling to be received in such deemed exchange shall be converted into the Equivalent Amount of the Senior Credit Obligations denominated in Dollars and on and after such date all amounts accruing and owed to Revolving Credit Lenders in respect of such Senior Credit Obligations shall accrue and be payable in Dollars at the rates otherwise applicable hereunder. Each Revolving Credit Lender and each Loan Party hereby consents and agrees to the CAM Exchange, and each Revolving Credit Lender agrees that the CAM Exchange shall be binding upon its successors and assigns and any person that acquires a participation in its interests in any Revolving Credit Loan or any participation in any Letter of Credit or Swingline Loan. Each Loan Party agrees from time to time to execute and deliver to the Administrative Agent all such promissory notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests of the Revolving Credit Lenders after giving effect to the CAM Exchange, and each Revolving Credit Lender agrees to surrender any promissory notes originally received by it in connection with its Revolving Credit Loans hereunder to the Administrative Agent against delivery of any promissory notes evidencing its interest in the Revolving Credit Loans so executed and delivered; provided, however, that the failure of any Loan Party to execute or deliver or of any Revolving Credit Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.
(b)    As a result of the CAM Exchange, upon and after the CAM Exchange Date, each payment received by Administrative Agent pursuant to any Loan Document in respect of any of the Senior Credit Obligations, and each distribution made by the Administrative Agent in respect of the Senior Credit Obligations, shall be distributed to the Revolving Credit Lenders pro rata in accordance with their respective CAM Percentages. Any direct payment received by a Revolving Credit Lender upon or after the CAM Exchange Date, including by way of setoff, in respect of an Obligation shall be paid over to the Administrative Agent for distribution to the Revolving Credit Lenders.
ARTICLE IX
AGENCY PROVISIONS
Section 9.01.    Appointment and Authority.
(a)    Administrative Agent. Each of the Revolving Credit Lenders and each L/C Issuer hereby irrevocably appoints Wells Fargo Bank (including with respect to the Canadian Revolving Credit Facility, acting through WFCF Canada) to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto, and such appointment is hereby accepted. The provisions of this Article are solely for the benefit of the Administrative Agent, the Revolving Credit Lenders and each L/C Issuer, and neither the Borrowers nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.
(b)    Collateral Agent. Wells Fargo Bank shall also act as the Collateral Agent under the Loan Documents, and each of the Revolving Credit Lenders (including in its capacities as a potential

Hedge Bank and a potential Cash Management Bank) and each of the L/C Issuers hereby irrevocably appoints and authorizes Collateral Agent to act as the agent of such Revolving Credit Lender and such L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Finance Obligations, together with such powers and discretion as are reasonably incidental thereto, and such appointment is hereby accepted. In this connection, the Collateral Agent, (and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as if set forth in full herein with respect thereto.
(c)    For the purposes of the grant of any Lien under the laws of the Province of Québec prior to the date hereof, without limiting the powers of the Collateral Agent or Administrative Agent, each of the Secured Parties (other than the Collateral Agent) hereby irrevocably constitutes Wells Fargo Bank as the holder of an irrevocable power of attorney (fondé de pouvoir within the meaning of Article 2692 of the Civil Code of Québec) in order to hold hypothecs and security granted by any Loan Party on property pursuant to the laws of the Province of Québec in order to secure obligations of any Loan Party under any bond, debenture or similar title of indebtedness, issued by any Loan Party, and hereby agrees that the Collateral Agent, may act as the bondholder and mandatary (i.e. agent) with respect to any shares, capital stock or other securities or any bond, debenture or other indebtedness that may be issued by any Loan Party and pledged in favour of the Collateral Agent, for the benefit of the Secured Parties. The execution by Wells Fargo Bank, acting as fondé de pouvoir and mandatary, prior to this Agreement of any deeds of hypothec or other security documents is hereby ratified and confirmed. Notwithstanding the provisions of Section 32 of An Act respecting the special powers of legal persons (Québec), the Collateral Agent may acquire and be the holder of any bond or debenture issued by any Loan Party (i.e. the fondé de pouvoir may acquire and hold the first bond issued under any deed of hypothec by any Loan Party). The constitution of Wells Fargo Bank as fondé de pouvoir, and of the Collateral Agent as bondholder and mandatary with respect to any bond, debenture, shares, capital stock or other securities that may be issued and pledged from time to time to the Collateral Agent for the benefit of the Secured Parties, shall be deemed to have been ratified and confirmed by each Person accepting an assignment of, a participation in or an arrangement in respect of, all or any portion of any Secured Parties’ rights and obligations under this Agreement, whether by the execution of an assignment, including an Assignment and Assumption or a joinder agreement in the case of any Hedge Bank, or any other agreement pursuant to which it becomes such assignee or participant, and by each successor Collateral Agent by the execution of an Assignment and Assumption or other agreement or otherwise bound by this Agreement, or by the compliance with other formalities, as the case may be, pursuant to which it becomes a successor Agent under this Agreement. Wells Fargo Bank acting as fondé de pouvoir shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favour of the Collateral Agent in this Agreement, which shall apply mutatis mutandis to Wells Fargo Bank acting as fondé de pouvoir.
(d)    For the purposes of any grant of any Lien under the laws of the Province of Quebec, which may now or in the future be required to be provided by the Loan Parties, the Collateral Agent is hereby irrevocably authorized and appointed by each of the other Secured Parties hereto to act as hypothecary representative (within the meaning of Article 2692 of the Civil Code) for all present and future Revolving Credit Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank), each of the L/C Issuers and each other Secured Party (in such capacity, the “Hypothecary Representative”) in order to hold any hypothec granted under the laws of the Province of Québec and to exercise such rights and duties as are conferred upon the Hypothecary Representative under the relevant deed of hypothec and applicable Laws (with the power to delegate any such rights or duties). The execution prior to the date hereof by the Collateral Agent in its capacity as the Hypothecary Representative of any deed of hypothec or other security documents made pursuant to the laws of the Province of Québec is hereby ratified and confirmed. Any Person who becomes a Revolving Credit Lenders and each of the L/C Issuers or successor Administrative Agent shall be deemed to have consented to and ratified the foregoing appointment of the Collateral Agent as the Hypothecary Representative on behalf of all Secured Parties, including such Person and any Affiliate of such Person designated above as a Revolving Credit Lender (including in its capacity as a potential Hedge Bank and a potential Cash Management Bank), each of L/C Issuer. For greater certainty, the Collateral Agent, acting as the Hypothecary Representative, shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favor of the Collateral Agent in this Agreement, which shall apply mutatis mutandis. In the event of the resignation of the Collateral Agent (which shall include its resignation as the Hypothecary Representative) and appointment of a successor Collateral Agent, such successor Collateral Agent shall also act as the Hypothecary Representative, as contemplated above.
Section 9.02.    Rights as a Revolving Credit Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Revolving Credit Lender as any other Revolving Credit Lender and may exercise the same as though it were not the Administrative Agent and the term “Revolving Credit Lender” or “Revolving Credit Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Revolving Credit Lenders.
Section 9.03.    Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:
(i)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Revolving Lenders, the Required U.S. Lenders, Required Canadian Lenders, Required U.K. Lenders or Supermajority Lenders (or such other number or percentage of the Revolving Credit Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law; and
(iii)    shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Revolving Lenders, Required Canadian Lenders, Required U.K. Lenders, Required U.S. Lenders or Supermajority Lenders (or such other number or percentage of the Revolving Credit Lenders as shall be necessary, or as the

Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence, bad faith or willful misconduct. No Agent shall be liable for any act or omission in the absence of its own gross negligence, bad faith or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower Representative, a Revolving Credit Lender or an L/C Issuer.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the value or the sufficiency of any Collateral or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
Section 9.04.    Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Revolving Credit Loan, the acceptance and purchase of the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Revolving Credit Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Revolving Credit Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Revolving Credit Lender or such L/C Issuer prior to the making of such Revolving Credit Loan, the acceptance and purchase of the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
Section 9.05.    Delegation of Duties; Agency for Perfection. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Agent (on behalf of itself and Collateral Agent) hereby appoints each other Secured Party as its agent (and each other Secured Party hereby accepts such appointment) for the purpose of perfecting Collateral Agent’s Lien Collateral which can be perfected by possession or control.

Section 9.06.    Resignation of Agent. The Administrative Agent or the Collateral Agent may at any time give notice of its resignation to the Revolving Credit Lenders, the L/C Issuers and the Borrowers. Upon receipt of any such notice of resignation, the Required Revolving Lenders shall have the right, with the consent of the Borrower Representative (such consent not to be unreasonably withheld or delayed, and not to be required upon the occurrence and during the continuance of an Event of Default), to appoint a successor, which shall be a bank with an office in the United States and Canada, or an Affiliate of any such bank with an office in the United States and Canada. If no such successor shall have been so appointed by the Required Revolving Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Revolving Credit Lenders and the L/C Issuers, appoint, with the prior consent of the Borrower Representative (such consent not to be unreasonably withheld or delayed, and not to be required upon the occurrence and during the continuance of an Event of Default), a successor Administrative Agent or successor Collateral Agent, as applicable meeting the qualifications set forth above which successor shall be a Revolving Credit Lender unless no Revolving Credit Lender is willing to accept such appointment; provided that if the Agent shall notify the Borrower Representative, the Revolving Credit Lenders and the L/C Issuers that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by such Agent on behalf of the Revolving Credit Lenders or the L/C Issuers under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Administrative Agent or successor Collateral Agent, as applicable is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the retiring Agent shall instead be made by or to each Revolving Credit Lender and each L/C Issuer directly, until such time as the Required Revolving Lenders appoint a successor Administrative Agent or successor Collateral Agent, as applicable as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent, as applicable, hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent or Collateral Agent, as applicable, and such retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent or successor Collateral Agent, as applicable, shall be the same as those payable to its predecessor unless otherwise agreed in writing between the Borrower Representative and such successor. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect in accordance with its terms for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Administrative Agent or Collateral Agent, as applicable.
If so requested by the Required Revolving Lenders, the Required Revolving Lenders or the Administrative Agent, as the case may be, shall appoint, with the consent of the Borrower Representative (such consent not to be unreasonably withheld or delayed, and not to be required upon the occurrence and during the continuance of an Event of Default), separate successor agents to administer the Canadian Revolving Credit Facility, the U.K. Revolving Credit Facility and the U.S. Revolving Credit Facility, in which case, all provisions applicable to the Administrative Agent shall be equally applicable to such successor agents.
Any resignation by Wells Fargo Bank as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of Wells Fargo Bank as a retiring L/C Issuer, (ii) Wells Fargo Bank, as a retiring L/C Issuer, shall be discharged from all of its duties and obligations in such capacities hereunder or under the other Loan Documents and (iii) a successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, issued by Wells Fargo Bank outstanding at the time of such succession or make other arrangements satisfactory to Wells Fargo Bank as a retiring L/C Issuer to effectively assume the obligations of Wells Fargo Bank as issuer of such Letters of Credit.
Section 9.07.    Non-Reliance on Administrative Agent and Other Revolving Credit Lenders. Each Revolving Credit Lender and each L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Revolving Credit Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Revolving Credit Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Revolving Credit Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
Section 9.08.    No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers or other Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent, a Revolving Credit Lender or an L/C Issuer hereunder.
Section 9.09.    Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Revolving Credit Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(i)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Senior Credit Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Revolving Credit Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Revolving Credit Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Revolving Credit Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(i) and (j), 2.08 and 10.04) allowed in such judicial proceeding; and
(ii)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Revolving Credit Lender and each L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Revolving Credit Lenders or the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.08 and 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Revolving Credit Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Finance Obligations or the rights of any Revolving Credit Lender or any L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Revolving Credit Lender or any L/C Issuer in any such proceeding.
Section 9.10.    Collateral and Guaranty Matters. Each of the Revolving Credit Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and the L/C Issuers irrevocably authorize the Collateral Agent:
(i)    to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (A) upon termination of the Aggregate Commitments and payment in full of all Finance Obligations (other than (x) contingent indemnification obligations and (y) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Collateral Agent and the L/C Issuers shall have been made), (B) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, (C) if approved, authorized or ratified in writing in accordance with Section 10.01 or (D) granted by Crown Door Corporation;
(ii)    to release any Guarantor from its obligations under the Guaranties if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder;
(iii)    to subordinate any Lien on any property granted to or held by the Collateral Agent under any Finance Document to the holder of any Lien on such property that is permitted by Section 7.01(~~ii~~i), (ix) ~~or~~, (x) or (xxvi); ~~and~~
(iv)    upon the satisfaction of the U.K. Release Conditions, to release any Lien on all Collateral granted by the U.K. Loan Parties and to release the U.K. Loan Parties from their obligations under the Loan Documents~~.~~; and
(v)    if, in accordance with Section 7.01(i)(B), the Collateral Agent is granted a Lien on any assets which did not constitute Collateral on the Amendment No. 3 Effective Date (such assets, “Term Facilities Priority Collateral”) which Lien of the Collateral Agent on Term Facilities Priority Collateral is junior to the Lien on Term Facilities Priority Collateral pursuant to an intercreditor agreement reasonably satisfactory to the Collateral Agent, the Collateral Agent shall be authorized to release its Lien on Term Facilities Priority Collateral either (A) at the request of the Parent Borrower, upon (x) the repayment and discharge of all principal amounts of Indebtedness and other obligations outstanding secured by such Term Facilities Priority Collateral and (y) the release of any liens on all Term Facilities Priority Collateral which secure such Indebtedness or other obligations, or (B) otherwise pursuant to the terms of such intercreditor agreement.
Upon request by the Collateral Agent at any time, the Required Revolving Lenders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranties pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Collateral Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and Liens granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranties, in each case in accordance with the terms of the Loan Documents and this Section 9.10.
Section 9.11.    Appointment of Collateral Agent as Security Trustee. For the purposes of any Liens created under a U.K. Collateral Document, the following additional provisions shall apply, in addition to the provisions set out in this ARTICLE IX or otherwise hereunder.
(a)    In this Section 9.11, the following expressions have the following meanings:
“Appointee” means any receiver, administrator or other insolvency officer appointed in respect of any Loan Party or its assets.
“Charged Property” means the assets of a Loan Party subject to a security interest under a U.K. Collateral Document.
“Delegate” means any delegate, agent, attorney or co-trustee appointed by the Collateral Agent (in its capacity as security trustee).
(b)    The Senior Credit Parties appoint the Collateral Agent to hold the security interests constituted by the U.K. Collateral Documents on trust for the Senior Credit Parties on the terms of the Loan Documents and the Collateral Agent accepts that appointment.
(c)    The Collateral Agent, its subsidiaries and associated companies may each retain for its own account and benefit any fee, remuneration and profits paid to it in connection with (i) its activities under the Loan Documents; and (ii) its engagement in any kind of banking or other business with any Loan Party.
(d)    Nothing in this Agreement constitutes the Collateral Agent as a trustee or fiduciary of, nor shall the Collateral Agent have any duty or responsibility to, any Loan Party.
(e)    The Collateral Agent shall have no duties or obligations to any other Person except for those which are expressly specified in the Loan Documents or mandatorily required by applicable law.
(f)    The Collateral Agent may appoint one or more Delegates on such terms (which may include the power to sub-delegate) and subject to such conditions as it thinks fit, to exercise and perform all or any of the duties, rights, powers and discretions vested in it by the U.K. Collateral Documents and shall not be obliged to supervise any Delegate or be responsible to any person for any loss incurred by reason of any act, omission, misconduct or default on the part of any Delegate.
(g)    The Collateral Agent may (whether for the purpose of complying with any law or regulation of any overseas jurisdiction, or for any other reason) appoint (and subsequently remove) any person to act jointly with the Collateral Agent either as a separate trustee or as a co-trustee on such terms and subject to such conditions as the Collateral Agent thinks fit and with such of the duties, rights, powers and discretions vested in the Collateral Agent by the U.K. Collateral Documents as may be conferred by the instrument of appointment of that person.
(h)    The Collateral Agent shall notify the Lenders of the appointment of each Appointee (other than a Delegate).
(i)    The Collateral Agent may pay reasonable remuneration to any Delegate or Appointee, together with any costs and expenses (including legal fees) reasonably incurred by the Delegate or Appointee in connection with its appointment. All such remuneration, costs and expenses shall be treated, for the purposes of this Agreement, as paid or incurred by the Collateral Agent.
(j)    Each Delegate and each Appointee shall have every benefit, right, power and discretion and the benefit of every exculpation (together “Rights”) of the Collateral Agent (in its capacity as security trustee) under the U.K. Collateral Documents, and each reference to the Collateral Agent (where the context requires that such reference is to the Collateral Agent in its capacity as security trustee) in the provisions of the U.K. Collateral Documents which confer Rights shall be deemed to include a reference to each Delegate and each Appointee.
(k)    Each Senior Credit Party confirms its approval of the U.K. Collateral Documents and authorizes and instructs the Collateral Agent: (i) to execute and deliver the U.K. Collateral Documents; (ii) to exercise the rights, powers and discretions given to the Collateral Agent (in its capacity as security trustee) under or in connection with the U.K. Collateral Documents together with any other incidental rights, powers and discretions; and (iii) to give any authorizations and confirmations to be given by the Collateral Agent (in its capacity as security trustee) on behalf of the Senior Credit Parties under the U.K. Collateral Documents.
(l)    The Collateral Agent may accept without inquiry the title (if any) which any person may have to the Charged Property.
(m)    Each other Senior Credit Party confirms that it does not wish to be registered as a joint proprietor of any security interest constituted by a U.K. Collateral Documents and accordingly authorizes: (a) the Collateral Agent to hold such security interest in its sole name (or in the name of any Delegate) as trustee for the Senior Credit Parties; and (b) the Land Registry (or other relevant registry) to register the Collateral Agent (or any Delegate or Appointee) as a sole proprietor of such security interest.
(n)    Except to the extent that a U.K. Collateral Document otherwise requires, any moneys which the Collateral Agent receives under or pursuant to a U.K. Collateral Document may be: (a) invested in any investments which the Collateral Agent selects and which are authorized by applicable law; or (b) placed on deposit at any bank or institution (including the Collateral Agent) on terms that the Collateral Agent thinks fit, in each case in the name or under the control of the Collateral Agent, and the Collateral Agent shall hold those moneys, together with any accrued income (net of any applicable Taxes) to the order of the Lenders, and shall pay them to the Lenders on demand.
(o)    On a disposal of any of the Charged Property which is permitted under the Loan Documents, the Collateral Agent shall (at the cost of the Loan Parties) execute any release of the U.K. Collateral Documents or other claim over that Charged Property and issue any certificates of non-crystallisation of floating charges that may be required or take any other action that the Collateral Agent considers desirable.

(p)    The Collateral Agent shall not be liable for:
(i)    any defect in or failure of the title (if any) which any person may have to any assets over which security is intended to be created by a U.K. Collateral Document;
(ii)    any loss resulting from the investment or deposit at any bank of moneys which it invests or deposits in a manner permitted by a U.K. Collateral Document;
(iii)    the exercise of, or the failure to exercise, any right, power or discretion given to it by or in connection with any Loan Document or any other agreement, arrangement or document entered into, or executed in anticipation of, under or in connection with, any Loan Document; or
(iv)    any shortfall which arises on enforcing a U.K. Collateral Documents.
(q)    The Collateral Agent shall not be obligated to:
(i)    obtain any authorization or environmental permit in respect of any of the Charged Property or a U.K. Collateral Documents;
(ii)    hold in its own possession a U.K. Collateral Document, title deed or other document relating to the Charged Property or a U.K. Collateral Document;
(iii)    perfect, protect, register, make any filing or give any notice in respect of a U.K. Collateral Document (or the order of ranking of a U.K. Collateral Document), unless that failure arises directly from its own gross negligence or wilful misconduct; or
(iv)    require any further assurances in relation to a U.K. Collateral Document.
(r)    In respect of any U.K. Collateral Document, the Collateral Agent shall not be obligated to: (i) insure, or require any other person to insure, the Charged Property; or (ii) make any enquiry or conduct any investigation into the legality, validity, effectiveness, adequacy or enforceability of any insurance existing over such Charged Property.
(s)    In respect of any U.K. Collateral Documents, the Collateral Agent shall not have any obligation or duty to any person for any loss suffered as a result of: (i) the lack or inadequacy of any insurance; or (ii) the failure of the Collateral Agent to notify the insurers of any material fact relating to the risk assumed by them, or of any other information of any kind, unless Required Lenders have requested it to do so in writing and the Collateral Agent has failed to do so within fourteen (14) days after receipt of that request.
(t)    Every appointment of a successor Collateral Agent under a U.K. Collateral Document shall be by deed.
(u)    Section 1 of the Trustee Act 2000 shall not apply to the duty of the Collateral Agent in relation to the trusts constituted by this Agreement.
(v)    In the case of any conflict between the provisions of this Agreement and those of the Trustee Act 1925 or the Trustee Act 2000, the provisions of this Agreement shall prevail to the extent allowed by law, and shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000.

(w)    The perpetuity period under the rule against perpetuities if applicable to this Agreement and any U.K. Collateral Document shall be 80 years from the date of this Agreement.
Section 9.12.    Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guaranties or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, any Guaranties or any Collateral by virtue of the provisions hereof or of any Guaranties or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Revolving Credit Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Finance Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received prior written notice of such Finance Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. If any Loan Party or any Subsidiary of a Loan Party enters into any Secured Cash Management Agreement or any Secured Hedge Agreement, the Parent Borrower shall, ~~prior to~~no later than the tenth (10th) day following the date such Loan Party or Subsidiary enters into such Secured Cash Management Agreement or Secured Hedge Agreement (or such longer period as the Parent Borrower may agree in its sole discretion), irrevocably notify the Administrative Agent in writing whether such Secured Cash Management Agreement is a Canadian Secured Cash Management Agreement, a U.K. Secured Cash Management Agreement or a U.S. Secured Cash Management Agreement, whether such Secured Hedge Agreement is a Canadian Secured Hedge Agreement, a U.K. Secured Hedge Agreement or a U.S. Secured Hedge Agreement, and whether the Finance Obligations arising under or in connection with such Secured Cash Management Agreement or Secured Hedge Agreement will constitute Canadian Finance Obligations, U.K. Finance Obligations or U.S. Finance Obligations. If the Parent Borrower fails to give such notice to the Administrative Agent in accordance with the immediately preceding sentence, then the Administrative Agent shall have the right to determine whether such Secured Cash Management Agreement is a Canadian Secured Cash Management Agreement, a U.K. Secured Cash Management Agreement or a U.S. Secured Cash Management Agreement, whether such Secured Hedge Agreement is a Canadian Secured Hedge Agreement, U.K. Secured Hedge Agreement or a U.S. Secured Hedge Agreement, and whether the Finance Obligations arising under or in connection with such Secured Cash Management Agreement or Secured Hedge Agreement constitute Canadian Finance Obligations, U.K. Finance Obligations or U.S. Finance Obligations.
ARTICLE X
MISCELLANEOUS
Section 10.01.    Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Revolving Lenders (or by the Administrative Agent with the consent of the Required Revolving Lenders or such other number or percentage of Revolving Credit Lenders as may be specified herein) and the Borrowers or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that (x) the Administrative Agent and the Borrower Representative may, with the consent of the other, amend, modify or supplement this Agreement and any other Loan Document to cure any ambiguity, typographical error, defect or inconsistency if such amendment, modification or supplement does not adversely affect the rights of any Agent, any Revolving Credit Lender or any L/C Issuer, and (y) no such amendment, waiver or consent shall:

(i)    increase the Revolving Credit Commitment of any Revolving Credit Lender without the written consent of such Revolving Credit Lender;
(ii)    extend or increase the Revolving Credit Commitment of any Revolving Credit Lender (or reinstate any Revolving Credit Commitment terminated pursuant to Section 8.02) without the written consent of such Revolving Credit Lender and each Revolving Credit Lender directly and adversely affected thereby (other than a Defaulting Lender, except to the extent that the foregoing affects such Defaulting Lender more adversely than the other Revolving Credit Lenders) provided, that, a waiver in accordance with the terms hereof of any condition precedent or waiver of any Default or Event of Default, mandatory prepayment or mandatory reduction of any Revolving Credit Commitment shall not constitute an extension or increase of any Revolving Credit Commitments;
(iii)    postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to any Revolving Credit Lender hereunder or under such other Loan Document without the written consent of such Revolving Credit Lender;
(iv)    reduce the principal of, or the rate of interest specified herein on, any Revolving Credit Loan or L/C Borrowing, or (subject to the proviso to this clause (iv)) any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Revolving Credit Lender entitled to such amount; provided, however, that only the consent of the Required Revolving Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate;
(v)    change Section 8.03 in a manner that would alter the priority of payments required thereby without the written consent of each Revolving Credit Lender directly and adversely affected thereby (other than a Defaulting Lender);
(vi)    change (A) any provision of this Section 10.01 or the definition of “Required Revolving Lenders”, “Supermajority Lenders” or any other provision hereof specifying the number or percentage of Revolving Credit Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (B) of this Section 10.01(vi)), without the written consent of each Revolving Credit Lender (other than a Defaulting Lender) or (B) the definition of “Required U.S. Lenders”, “Required Canadian Lenders” or “Required U.K. Lenders” without the written consent of each Revolving Credit Lender (other than a Defaulting Lender) under the applicable Facility;
(vii)    release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Revolving Credit Lender (other than a Defaulting Lender); provided that the Collateral Agent may, without consent from any Revolving Credit Lender, release any Collateral that is sold or transferred by a Loan Party in compliance with Section 7.04 or 7.05 or released in compliance with Section 9.10(i) or (ii);
(viii)    release all or substantially all of the value of the Guaranties, without the written consent of each Revolving Credit Lender (other than a Defaulting Lender), except to the extent the release of any Subsidiary from the Guaranties is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone);

(ix)    ~~[Reserved];~~(A) subordinate the Finance Obligations in right of payment to any other Indebtedness or (B) except as provided in Section 9.10(iii), subordinate the Liens securing the Finance Obligations in right of security to any other Lien, in each case, without the written consent of each Revolving Credit Lender (other than a Defaulting Lender);
(x)    increase the advance rates set forth in the definitions of “U.S. Borrowing Base”, “Canadian Borrowing Base” or “U.K. Borrowing Base” without the written consent of the Supermajority Lenders;
(xi)    change or otherwise modify the definition of Loan Value, U.S. Borrowing Base Eligible Collateral, Canadian Borrowing Base Eligible Collateral, U.K. Borrowing Base Eligible Collateral, Eligible In-Transit Inventory, Eligible Inventory, Eligible Receivables, Receivables Concentration Limit, Total Borrowing Base, Total Available U.S. Borrowing Base, Total Available Canadian Borrowing Base, Total Available U.K. Borrowing Base, Utilized Total Available U.S. Borrowing Base, Utilized Total Available Canadian Borrowing Base, Utilized Total Available U.K. Borrowing Base, Net Total Available U.S. Borrowing Base, Net Total Available Canadian Borrowing Base or Net Total Available U.K. Borrowing Base if any of the foregoing would result in making more credit available to Borrowers, in each case without the written consent of the Supermajority Lenders; provided that this clause (xi) shall not limit the discretion of the Administrative Agent to change, establish or eliminate reserves, to add assets acquired in a Permitted Acquisition to any Borrowing Base or to otherwise exercise Credit Judgment in respect of any determination expressly provided hereunder to be made by the Administrative Agent in its discretion or Credit Judgment, all to the extent otherwise set forth herein; or
(xii)    amend, modify or change the provisions of Section 8.04 or the definition of “CAM Percentage” without the written consent of each Revolving Credit Lender;
and provided, further, that: (i) no amendment, waiver or consent shall, unless in writing and signed by each applicable L/C Issuer in addition to the Revolving Credit Lenders required above, affect the rights or duties of such L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Revolving Credit Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iii) no amendment, waiver or consent which would require the consent of a Revolving Credit Lender but for the fact that it is a Defaulting Lender shall be enforced against it without its consent; (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (v) no amendment, waiver or consent shall, unless in writing and signed by the applicable Swingline Lender, in addition to the Revolving Credit Lenders required by this Section 10.01, affect the rights or duties of such Swingline Lender under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except to the extent provided in clauses (i) through (xii) above.
Notwithstanding anything to the contrary contained in this Section 10.01, if any Revolving Credit Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Revolving Credit Lender and that has been approved by the Required Revolving Lenders, the Borrower Representative

may replace such non-consenting Revolving Credit Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrowers to be made pursuant thereto). Notwithstanding anything to the contrary contained in this Section 10.01, at any time that any Real Property constitutes Collateral, no amendment, consent or other modification with respect to any Loan Document shall add, increase, renew or extend any Loan or Revolving Credit Commitment until the completion of flood due diligence, documentation and coverage as required by the Flood Laws or as otherwise reasonably satisfactory to all Lenders.
Notwithstanding anything to the contrary contained in this Section 10.01, (a) any amendment contemplated by Section 2.07(d) of this Agreement in connection with the use or administration of Term SOFR shall be effective as contemplated by such Section 2.07(d), ~~and~~ (b) any amendment contemplated by Section 2.14 of this Agreement in connection with a Benchmark Transition Event shall be effective as contemplated by ~~such~~ Section 2.14 hereof, and (c) any amendment contemplated by Section 2.15 of this Agreement in connection with a Benchmark Transition Event (as defined in such Section) shall be effective as contemplated by Section 2.15 hereof.
Section 10.02.    Notices; Effectiveness; Electronic Communication.
(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by telecopier or by electronic communication (as described in clause (b) below) as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)    if to any Loan Party, the Borrower Representative, the Administrative Agent, the Collateral Agent or an L/C Issuer, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and
(ii)    if to any other Revolving Credit Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.
Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).
(b)    Electronic Communications. Notices and other communications to the Revolving Credit Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Revolving Credit

Lender or any L/C Issuer pursuant to Article II if such Revolving Credit Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower Representative may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)    The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall (i) the Loan Parties or (ii) the Administrative Agent or any of its Related Parties (collectively, “Agent Parties”) have any liability to any Loan Party, any Revolving Credit Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials through electronic telecommunications or other information transmission systems, except for direct or “economic” (as such term is used in Title 18, United States Code, Section 1030(g)) (as opposed to special, indirect, consequential or punitive) losses, claims, damages, liabilities or expenses to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final an nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party; provided, however, that in no event shall any party hereto have any liability to any other party hereto or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to such direct or “economic” damages).
(d)    Change of Address, Etc. Each Borrower, the Administrative Agent and each L/C Issuer may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Revolving Credit Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower Representative, the Administrative Agent and the L/C Issuers. In addition, each Revolving Credit Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Revolving Credit Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the

“Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrowers or their securities for purposes of United States federal or state securities laws.
(e)    Reliance by Administrative Agent, L/C Issuers and Revolving Credit Lenders. The Administrative Agent, the L/C Issuers and the Revolving Credit Lenders shall be entitled to rely and act upon any notices (including telephonic notices) purportedly given by or on behalf of the Borrowers or any other Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
Section 10.03.    No Waiver; Cumulative Remedies; Enforcement. No failure by any Revolving Credit Lender or L/C Issuer or by the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Revolving Credit Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) any L/C Issuer from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer) hereunder and under the other Loan Documents, (iii) any Revolving Credit Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.12) or (iv) any Revolving Credit Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (x) the Required Revolving Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (y) in addition to the matters set forth in clauses (ii), (iii) and (iv) of the preceding proviso and subject to Section 2.12, any Revolving Credit Lender may, with the consent of the Required Revolving Lenders, enforce any rights and remedies available to it and as authorized by the Required Revolving Lenders.
Section 10.04.    Expenses; Indemnity; Damage Waiver.
(a)    Costs and Expenses. The Primary Loan Parties jointly and severally agree to pay (i) all reasonable, documented, out-of-pocket expenses incurred by the Collateral Agent, the

Administrative Agent and WFCF Canada (including the reasonable invoiced fees and the documented, out-of-pocket charges and disbursements of any external counsel for the Administrative Agent (which shall be limited to one primary counsel and one local counsel for each applicable jurisdiction in which a Loan Party is formed or incorporated or in which assets included in the Canadian Borrowing Base are located) and of external field examiners at a per diem charge not to exceed $1,000 per day), in connection with the syndication of the credit facilities provided for herein, the due diligence (including field examinations, appraisals and environmental audits) in support thereof, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); provided, that, so long as no Default or Event of Default shall have occurred and be continuing, the Primary Loan Parties shall not be liable for the per diem charges of field examiners in an amount greater than $60,000 for the initial field examination conducted before the Restatement Effective Date or greater than $40,000 for each field examination conducted after the Restatement Effective Date, in each case plus travel, hotel and other reasonable out-of-pocket expenses, except that such $40,000 limitation shall not apply to any field examination conducted after the Restatement Effective Date if the scope of such field examination deemed necessary by the Administrative Agent is materially greater than the scope of the field examination conducted before the Restatement Effective Date, (ii) all reasonable, documented, out-of-pocket expenses incurred by any L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable, documented, out-of-pocket expenses incurred by the Collateral Agent, the Administrative Agent, any Revolving Credit Lender or any L/C Issuer (including the reasonable invoiced fees and the documented, out-of-pocket charges and disbursements of any external counsel for the Administrative Agent (which shall be limited to one primary counsel and one local counsel for each applicable jurisdiction in which a Loan Party is formed or incorporated or in which assets included in the Canadian Borrowing Base are located)) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable, documented, out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)    Indemnification. The Primary Loan Parties, jointly and severally, shall indemnify the Collateral Agent, the Administrative Agent (and any sub-agent thereof), each Revolving Credit Lender each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related reasonable, documented, out-of-pocket expenses (including the reasonable invoiced fees and the documented, out-of-pocket charges and disbursements of any external counsel for the Administrative Agent (which shall be limited to one primary counsel and one local counsel in each applicable jurisdiction)), but without duplication of payments made pursuant to Sections 3.01 and 3.04 incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrowers or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Revolving Credit Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrowers or any of their Subsidiaries, or any Environmental Liability related in any way to the Borrowers or any of their Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding brought by a third party or by any Borrower or any other Loan Party or any of such Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or any Affiliate of such Indemnitee or any of their respective Related Parties, (y) result from a claim brought by any Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from a claim brought by an Indemnitee against another Indemnitee and such claim does not directly involve an act or omission of a Loan Party. This Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages or liabilities arising from any non-Tax claims.
(c)    Reimbursement by Revolving Credit Lenders. To the extent that the Primary Loan Parties for any reason fail indefeasibly to pay any amount required under subsection (a) or (b) of this Section to be paid by it or them to the Collateral Agent, the Administrative Agent (or any sub-agent thereof), any L/C Issuer or any Related Party of any of the foregoing, each Revolving Credit Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), each L/C Issuer or such Related Party, as the case may be, such Revolving Credit Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or an L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or an L/C Issuer in connection with such capacity. The obligations of the Revolving Credit Lenders under this subsection (c) are subject to the provisions of Section 2.11(d).
(d)    Waiver of Consequential Damages. To the fullest extent permitted by applicable Law, each party to this Agreement shall not assert, and hereby waives, any claim against any other party to this Agreement, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Revolving Credit Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or “economic” (as such term is used in Title 18, United States Code, Section 1030(g)) (as opposed to special, indirect, consequential or punitive) losses, claims, damages, liabilities or expenses to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final an nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party.
(e)    Payments. All amounts due under this Section shall be payable not later than 20 days after demand therefor.
(f)    Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, any L/C Issuer, the replacement of any Revolving Credit Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Senior Credit Obligations.

Section 10.05.    Payments Set Aside. To the extent that any payment by or on behalf of any Borrower or any other Loan Party is made to the Administrative Agent, any L/C Issuer or any Revolving Credit Lender, or the Administrative Agent, any L/C Issuer or any Revolving Credit Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Revolving Credit Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (ii) each Revolving Credit Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Overnight Rate from time to time in effect. The obligations of the Revolving Credit Lenders and the L/C Issuers under clause (ii) of the preceding sentence shall survive the payment in full of the Senior Credit Obligations and the termination of this Agreement.
Section 10.06.    Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Revolving Credit Lender and no Revolving Credit Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Revolving Credit Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Revolving Credit Lenders. Any Revolving Credit Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations, Swingline Loans and Protective Advances) at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts.
(A)    in the case of an assignment of the entire remaining amount of the assigning Revolving Credit Lender’s Revolving Credit Commitment under any Facility and the Revolving Credit Loans at the time owing to it under such Facility or in the case of an assignment to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund, no minimum amount need be assigned; and
(B)    in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes

Loans outstanding thereunder) or, if the Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Revolving Credit Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the “Trade Date”, shall not be less than $5,000,000 (or a Dollar Equivalent thereof) unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower Representative otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Revolving Credit Lender’s rights and obligations under this Agreement with respect to the Revolving Credit Loans or the Revolving Credit Commitment assigned. If any Revolving Credit Lender assigns any of its rights or obligations under any Facility to any Person, such Revolving Credit Lender shall assign a proportionate share of its rights and obligations under the other Facility to such Person or an Affiliate of such Person; it being understood that if a Revolving Credit Lender has a Revolving Credit Commitment in any amount in one Facility, such Revolving Credit Lender or an Affiliate of such Revolving Credit Lender shall have a Revolving Credit Commitment in the other Facility in the same amount.
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:
(A)    the consent of the Borrower Representative (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund (except that no Canadian Revolving Credit Lender may assign its rights or obligations hereunder to a Lender or an Approved Fund if such assignee would not satisfy the definition of “Canadian Revolving Credit Lender”); provided that the Borrower Representative shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof;
(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Revolving Credit Commitment if such assignment is to a Person that is not a Revolving Credit Lender, an Affiliate of such Revolving Credit Lender or an Approved Fund with respect to such Revolving Credit Lender; and
(C)    the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).

(iv)    Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a payment by the applicable assignee of a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Revolving Credit Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)    No Assignment to Borrowers, Affiliates or Subsidiaries. No assignment shall be made to any Borrower or any of the Borrowers’ Affiliates or Subsidiaries.
(vi)    No Assignment to Certain Persons. No assignment shall be made to (A) a natural person, (B) a Defaulting Lender or (C) absent the consent of the Borrower Representative (such consent not to be unreasonably withheld or delayed), to a Person (an “Ineligible Assignee”) disclosed on a list of competitors identified as Ineligible Assignees and accepted by the Administrative Agent prior to the Restatement Effective Date, as updated from time to time by the Borrower Representative and approved by the Administrative Agent (which approval shall not be unreasonably withheld, conditioned or delayed).
(vii)    No Assignment to Non-Canadian Revolving Credit Lender. No such assignment of all or a portion of a Canadian Revolving Credit Lender’s Canadian Revolving Credit Commitment or other rights and obligations under this Agreement shall be made to any Person other than an assignee who satisfies the definition of Canadian Revolving Credit Lender.
(viii)    No Assignment unless Registered. No assignment shall be effective unless and until such assignment is recorded in the Register in accordance with the provisions of Section 10.06(c).
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Revolving Credit Lender under this Agreement, and the assigning Revolving Credit Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Revolving Credit Lender’s rights and obligations under this Agreement, such Revolving Credit Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the applicable Borrower (at its reasonable expense) shall execute and deliver a Note to the assignee Revolving Credit Lender. Any assignment or transfer by a Revolving Credit Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Revolving Credit Lender of a participation in such rights and obligations in accordance with Section 10.06(d).
(c)    Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office (i) a copy of each Assignment and Assumption delivered to it and (ii) a register for the recordation of the names and addresses of the Revolving Credit Lenders, and the Revolving Credit Commitments of, and principal and interest amounts of the Loans and L/C Obligations owing to, each Revolving Credit Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Revolving Credit Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Revolving Credit Lender hereunder for all purposes of this Agreement and the other Loan Documents, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Revolving Credit Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)    Participations. Any Revolving Credit Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or any Borrower or any of the Borrowers’ Affiliates or Subsidiaries, or any Defaulting Lender) (each, a “Participant”) in all or a portion of such Revolving Credit Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Revolving Credit Loans (including such Revolving Credit Lender’s participations in L/C Obligations) owing to it); provided that (i) such Revolving Credit Lender’s obligations under this Agreement shall remain unchanged, (ii) such Revolving Credit Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Revolving Credit Lenders and the L/C Issuers shall continue to deal solely and directly with such Revolving Credit Lender in connection with such Revolving Credit Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Revolving Credit Lender sells such a participation shall provide that such Revolving Credit Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Revolving Credit Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clause (y) of the first proviso to Section 10.01 that affects such Participant. Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Revolving Credit Lender and had acquired its interest by assignment pursuant to Section 10.06(b). In the event that any Revolving Credit Lender sells a participation pursuant to this Section 10.06(d), such Revolving Credit Lender shall maintain with respect to such participation, acting solely for this purpose as an agent of the Borrowers, a register comparable to the Register (the “Participant Register”). Interests in the rights and/or obligations of a Revolving Credit Lender under this Agreement may be participated in whole or in part only by registration of such participation on such Participant Register. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Revolving Credit Lender, provided such Participant agrees to be subject to Section 2.12 as though it were a Revolving Credit Lender.
(e)    Limitation Upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Revolving Credit Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower Representative’s prior written consent. Notwithstanding anything to the contrary contained herein, a Participant that would be a Foreign Revolving Credit Lender if it were a Revolving Credit Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower Representative is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Loan Parties, to comply with Section 3.01(e) as though it were a Revolving Credit Lender.
(f)    Certain Pledges. Any Revolving Credit Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Revolving Credit Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such

Revolving Credit Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Revolving Credit Lender as a party hereto.
(g)    Resignation as an L/C Issuer after Assignment. Notwithstanding anything to the contrary contained herein, if at any time (i) Wells Fargo Bank or any other Revolving Credit Lender assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to Section 10.06(b) or (ii) after giving effect to the resignation of a U.S. L/C Issuer, Canadian L/C. Issuer or U.K. L/C Issuer, there shall remain at least one U.S. L/C Issuer, one Canadian L/C Issuer or one U.K. L/C Issuer, respectively, Wells Fargo Bank (and/or TD Bank, N.A. (formerly known as Toronto Dominion Bank), as applicable) or such other Revolving Credit Lender may, upon 10 days’ notice to the Borrower Representative and the Revolving Credit Lenders, resign as U.S. L/C Issuer, Canadian L/C Issuer and/or U.K. L/C Issuer. In the event of any such resignation as an L/C Issuer, the Borrower Representative shall be entitled to appoint from among the Revolving Credit Lenders one or more successor L/C Issuers hereunder which agree to act as an L/C Issuer hereunder; provided, however, that no failure by the Borrower Representative to appoint any such successor shall affect the resignation of Wells Fargo Bank (and/or TD Bank, N.A. (formerly known as Toronto Dominion Bank), as applicable) or such other Revolving Credit Lender as an L/C Issuer. If Wells Fargo Bank (and/or TD Bank, N.A. (formerly known as Toronto Dominion Bank), as applicable) or such other Revolving Credit Lender resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by it which remain outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Revolving Credit Lenders to make Base Rate Loans or Canadian Base Rate Loans, as applicable, or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). Upon the appointment of a successor L/C Issuer and the acceptance of such appointment by such successor L/C Issuer, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (ii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, issued by the retiring L/C Issuer and remaining outstanding at the time of such succession or make other arrangements reasonably satisfactory to Wells Fargo Bank or such other Revolving Credit Lender to effectively assume the obligations of Wells Fargo Bank (and/or TD Bank, N.A. (formerly known as Toronto Dominion Bank), as applicable) or such other Revolving Credit Lender with respect to such Letters of Credit.
(h)    Resignation as a Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo Bank (and/or WFCF Canada, as applicable) assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to Section 10.06(b), Wells Fargo Bank (and/or WFCF Canada, as applicable) may, upon 10 days’ notice to the Borrower Representative and the Revolving Credit Lenders, resign as U.S. Swingline Lender, Canadian Swingline Lender and/or U.K. Swingline Lender. In the event of any such resignation as a Swingline Lender, the Borrower Representative shall be entitled to appoint from among the Revolving Credit Lenders one or more successor Swingline Lenders hereunder which agree to act as a Swingline Lender hereunder; provided, however, that no failure by the Borrower Representative to appoint any such successor shall affect the resignation of Wells Fargo Bank (and/or WFCF Canada, as applicable) as a Swingline Lender. If Wells Fargo Bank (and/or WFCF Canada, as applicable) resigns as a Swingline Lender, it shall retain all the rights, powers, privileges and duties of a Swingline Lender hereunder with respect to all Swingline Loans made by it which remain outstanding as of the effective date of its resignation as a Swingline Lender and all Senior Credit Obligations with respect thereto (including the right to require the Revolving Credit Lenders to fund risk participations with respect hereto). Upon the appointment of a successor Swingline Lender and the acceptance of such appointment by such successor Swingline Lender, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender, and (ii) the successor Swingline Lender shall make Swingline Loans in substitution for the Swingline Loans, if any, made by the retiring Swingline Lender and remain outstanding at the time of such succession or make other arrangements reasonably satisfactory to Wells Fargo Bank to effectively assume the obligations of Wells Fargo Bank (and/or WFCF Canada, as applicable) with respect to such Swingline Loans.
Section 10.07.    Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Revolving Credit Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below) with the same degree of care that it uses to protect its own confidential information and to not use the Information for any purpose except in connection with the Loan Documents and the transactions contemplated hereby, except that Information may be disclosed: (i) to its Affiliates and to it and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives who have a need to know such information to facilitate the exercise of the rights granted and the fulfillment of the obligations imposed by the Loan Documents (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (iv) to any other party hereto; (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Revolving Credit Lender pursuant to Section 2.13(c), or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (vii) with the consent of the Borrower Representative or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to the Administrative Agent, any Revolving Credit Lender, any L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than any Borrower.
For purposes of this Section 10.07, “Information” means all non-public information received from the Parent Borrower or any of its Subsidiaries relating to the Parent Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Revolving Credit Lender or L/C Issuer on a nonconfidential basis prior to disclosure by the Parent Borrower or any of its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised at least the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own similar confidential information, but in no event less than a reasonable degree of care. Notwithstanding the foregoing, any Agent and any Revolving Credit Lender may place advertisements in financial and other newspapers and periodicals or on a home page or similar place for dissemination of information on the Internet or worldwide web as it may choose, and circulate similar promotional materials, after the closing of the transactions contemplated by this Agreement in the form of a “tombstone” or otherwise describing the names of the Loan Parties, or any of them, and the amount, type and closing date of such transactions, all at their sole expense.
Each of the Administrative Agent, the Revolving Credit Lenders and the L/C Issuers acknowledges and agrees that (i) the Information may include material non-public information concerning any Borrower or one or more of their Subsidiaries, as the case may be,

(ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with applicable Laws, including federal and state securities Laws.
Section 10.08.    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Revolving Credit Lender and each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, with the written consent of the Administrative Agent, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Revolving Credit Lender, L/C Issuer or any such Affiliate to or for the credit or the account of any Borrower or any other Loan Party against any and all of the obligations of such Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Revolving Credit Lender or an L/C Issuer, irrespective of whether or not such Revolving Credit Lender or L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Revolving Credit Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Revolving Credit Lender, the L/C Issuers and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Revolving Credit Lender, the L/C Issuers or their respective Affiliates may have. Each Revolving Credit Lender and L/C Issuer agrees to notify the Borrower Representative and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. No Revolving Credit Lender shall set off against any Cash Collateral Account without the prior consent of the Administrative Agent.
Section 10.09.    Interest Rate Limitation.
(a)    Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Revolving Credit Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower Representative. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Revolving Credit Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Senior Credit Obligations hereunder.
(b)    If any provision of this Agreement would oblige a Loan Party to make any payment of interest or other amount payable to the Administrative Agent in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by the Administrative Agent of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by applicable law or so result in a receipt by the Administrative Agent of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows:
(i)    first, by reducing the amount or rate of interest; and

(ii)    thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid which would constitute interest for purposes of section 347 of the Criminal Code (Canada).
Any provision of this Agreement that would oblige a Loan Party to pay any fine, penalty or rate of interest on any arrears of principal or interest secured by a mortgage on real property that has the effect of increasing the charge on arrears beyond the rate of interest payable on principal money not in arrears shall not apply to such Loan Party, which shall be required to pay interest on money in arrears at the same rate of interest payable on principal money not in arrears.
Section 10.10.    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
Section 10.11.    Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Revolving Credit Lender, regardless of any investigation made by any Agent or any Revolving Credit Lender or on their behalf and notwithstanding that any Agent or any Revolving Credit Lender may have had notice or knowledge of any Default or Event of Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Senior Credit Obligation shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.
Section 10.12.    Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10.13.    Replacement of Lenders. If (i) any Revolving Credit Lender requests compensation under Section 3.04, (ii) any Borrower is required to pay any additional amount to any Revolving Credit Lender or any Governmental Authority for the account of any Revolving Credit Lender pursuant to Section 3.01, (iii) any Revolving Credit Lender’s obligations to make, continue or convert SOFR Loans has been suspended pursuant to Section 3.02, (iv) any Revolving Credit Lender is a Defaulting Lender (v) the Borrowers are entitled to remove a Revolving Credit Lender pursuant to Section 10.01, or (vi) any other circumstance exists hereunder that gives any Borrower the right to replace a Revolving Credit Lender as a party hereto, then the Borrower Representative may, at its sole expense and effort, upon notice to such Revolving Credit Lender and the Administrative Agent, require such Revolving Credit Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Revolving Credit Lender, if a Revolving Credit Lender accepts such assignment), provided that:
(i)    the Borrowers or the assignee shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);
(ii)    such Revolving Credit Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);
(iii)    in the case of any assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and
(iv)    such assignment does not conflict with applicable Laws.
A Revolving Credit Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Revolving Credit Lender or otherwise, the circumstances entitling the Borrower Representative to require such assignment and delegation cease to apply.
Section 10.14.    Governing Law; Jurisdiction Etc.
(a)    Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND OTHER THAN AS EXPRESSLY SET FORTH IN SUCH OTHER LOAN DOCUMENTS) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK); PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, IN THE CASE OF COMMERCIAL LETTERS OF CREDIT, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (OR SUCH LATER VERSION THEREOF AS MAY BE IN EFFECT AT THE TIME) AND, IN THE CASE OF STANDBY LETTERS OF CREDIT, THE ISP, AND AS TO MATTERS NOT GOVERNED BY SUCH UNIFORM CUSTOMS OR STANDBY PRACTICES, AS THE CASE MAY BE, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
(b)    Submission to Jurisdiction. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK

COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. IN ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL, NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR COLLATERAL AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO SUCH COLLATERAL.
(c)    Waiver of Venue. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 10.15.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 10.16.    No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Arranger, are arm’s-length commercial transactions between the Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and the Arranger, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and the Arranger each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Loan Parties or any of their Affiliates, or any other Person and (B) neither the Administrative Agent nor the Arranger has any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor the Arranger has any obligation to disclose any of such interests to the Borrowers or any of their respective Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent and the Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
Section 10.17.    Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 10.18.    USA Patriot Act Notice. Each Revolving Credit Lender that is subject to the Patriot Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Revolving Credit Lender) hereby notifies the Borrowers that pursuant to the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into Law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrowers and other information that will allow such Revolving Credit Lender or the Administrative Agent, as applicable, to identify each Borrower in accordance with the Patriot Act. The Borrowers shall, promptly following a request by the Administrative Agent or any Revolving Credit Lender, provide all documentation and other information that the Administrative Agent or such Revolving Credit Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.
Section 10.19.    Judgment Currency.
(a)    The obligations of the Loan Parties hereunder and under the other Loan Documents to make payments in a specified currency (the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by a Loan Party of the full amount of the Obligation Currency expressed to be payable to it under this Agreement or another Loan Document. If, for the purpose of obtaining or enforcing judgment against any Loan Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as reasonably quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency reasonably designated by the Administrative Agent) determined, in each case, as of the Business Day immediately preceding the date on which the judgment is given (such Business Day being hereinafter referred to as the “Judgment Currency Conversion Date”).
(b)    If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers jointly and severally covenant and agree to pay, or cause to be paid, or remit, or cause to be remitted, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.
(c)    For purposes of determining any rate of exchange or currency equivalent for this Section 10.19, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.
Section 10.20.    Anti-Money Laundering Legislation. (a) Each Loan Party acknowledges that, pursuant to the Proceeds of Crime Act and other applicable anti-money laundering, anti-terrorist financing, government sanction and “know your client” laws and any other applicable laws or regulations in any jurisdiction in which any Group Company is located or doing business that relate to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto (collectively, including any guidelines or orders thereunder, “AML Legislation”), the Revolving Credit Lenders may be required to obtain, verify and record information regarding the Loan Parties and their respective directors, authorized signing officers, direct or indirect shareholders or other Persons in control of the Loan Parties, and the transactions contemplated hereby. Each Loan Party shall promptly provide all such information, including supporting documentation and other evidence, as may be reasonably requested by any Revolving Credit Lender or any prospective assignee or participant of a Revolving Credit Lender, any L/C Issuer or any Agent, in order to comply with any applicable AML Legislation, whether now or hereafter in existence.
(b)    If the Administrative Agent has ascertained the identity of any Loan Party or any authorized signatories of the Loan Parties for the purposes of applicable AML Legislation, then the Administrative Agent:
(i)    shall be deemed to have done so as an agent for each Revolving Credit Lender, and this Agreement shall constitute a “written agreement” in such regard between each Revolving Credit Lender and the Administrative Agent within the meaning of the applicable AML Legislation; and
(ii)    shall provide to each Revolving Credit Lender copies of all information obtained in such regard without any representation or warranty as to its accuracy or completeness.
Notwithstanding the preceding sentence and except as may otherwise be agreed in writing, each of the Revolving Credit Lenders agrees that neither the Administrative Agent nor any other Agent has any obligation to ascertain the identity of the Loan Parties or any authorized signatories of the Loan Parties on behalf of any Revolving Credit Lender, or to confirm the completeness or accuracy of any information it obtains from any Loan Party or any such authorized signatory in doing so.

Section 10.21.    Acknowledgment and Restatement.
(a)    Each Loan Party hereby acknowledges, confirms and agrees that the Administrative Agent has and shall continue to have a security interest in and Lien or hypothec upon the Collateral heretofore granted to Administrative Agent and/or the Collateral Agent pursuant to the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) to secure the Canadian Finance Obligations, the U.K. Finance Obligations and/or the U.S. Finance Obligations (as the case may be), as well as any Collateral granted under this Agreement or under any of the other Loan Documents, as if (solely for purposes of any deed of hypothec entered into by a Loan Party) such Loan Party obligated itself again as provided in Article 2797 of the Civil Code.
(ii)    The Liens, hypothecs and security interests of the Administrative Agent and/or the Collateral Agent in the Collateral of Loan Parties shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such Liens, hypothecs and security interests, whether under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement), this Agreement or any other Loan Documents. The Collateral Agent expressly reserves all hypothecs created or granted by any Loan Party in connection with this Agreement or the other Loan Documents.
(b)    Each Loan Party hereby acknowledges, confirms and agrees that: (a) each of the Existing Credit Agreement and other Loan Documents (as defined in the Existing Credit Agreement) has been duly executed and delivered by each Loan Party that is a party thereto and is in full force and effect as of the date hereof and (b) the agreements and obligations of Loan Parties contained in the Existing Credit Agreement and other Loan Documents (as defined in the Existing Credit Agreement) constitute the legal, valid and binding obligation of each Loan Party that is party thereto in accordance with its terms and each Loan Party has no valid defense to the enforcement of such obligations and (c) the Collateral Agent, the Administrative Agent and the Existing Lenders are entitled to all of the rights and remedies provided for in the Existing Credit Agreement and the Loan Documents (as defined in the Existing Credit Agreement).
(c)    Except as otherwise stated in this Section 10.21 as of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Existing Credit Agreement and other Loan Documents (as defined in the Existing Credit Agreement) are hereby amended and restated in their entirety, and as so amended and restated, replaced and superseded, by the terms, conditions, agreements, covenants, representations and warranties set forth in this Agreement, except that nothing herein or in the other Loan Documents shall impair or adversely affect the continuation of the liability of the Loan Parties for the Financing Obligations heretofore incurred, granted, pledged, hypothecated and/or assigned to Administrative Agent and/or the Collateral Agent under the Existing Credit Agreement and the Loan Documents (as defined in the Existing Credit Agreement). The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the indebtedness and other obligations and liabilities of the Loan Parties evidenced by or arising under the Existing Credit Agreement and the Loan Documents (as defined in the Existing Credit Agreement), and the Liens, hypothecs and security interests securing such indebtedness and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released.
(i)    All of the Finance Obligations (as defined in the Existing Credit Agreement) shall, to the extent not actually paid pursuant to this Agreement, be deemed to be Finance Obligations pursuant to the terms of this Agreement and the other Loan Documents.

Section 10.22.    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
Section 10.23.    Release of Crown Door Corporation. Notwithstanding anything to the contrary contained in any of the Loan Documents, (a) Crown Door Corporation is hereby released from any and all of its obligations and liabilities under the Loan Documents, (b) Crown Door Corporation hereby ceases to be a Guarantor or a Loan Party, (c) Administrative Agent hereby releases its Lien on any and all Collateral of Crown Door Corporation which has been granted in favor of the Administrative Agent to secure any of Finance Obligations. At the request of Parent Borrower, at Borrowers’ expense, Administrative Agent agrees to execute and deliver such other and further documents and instruments reasonably requested by Parent Borrower in order to effect or evidence more fully the matters covered by the immediately preceding sentence.
Section 10.24.    Release of U.K. Loan Parties. If, following the occurrence of a Cash Dominion Event, a Cash Dominion Termination has occurred, upon the written request of Parent Borrower to release the U.K. Loan Parties from their obligations under the Loan Documents, which notice has been received by the Administrative Agent within fifteen (15) days after the first date of the occurrence of such Cash Dominion Termination, then (a) the U.K. Loan Parties shall be released from their obligations and liabilities under the Loan Documents, (b) the U.K. Loan Parties shall cease to be Loan Parties, Borrowers, Guarantors, U.K. Loan Parties, U.K. Borrowers and U.K. Guarantors, (c) the U.K. Borrowing Base shall at all times be equal to zero, and (d) the U.K. Revolving Credit Commitments shall terminate and at all times equal zero; provided, that, each of the following conditions (the “U.K. Release Conditions”) shall be satisfied by no later than the thirtieth day after the first date of the occurrence of such Cash Dominion Termination: (i) immediately before and after giving effect to such release and the removal of all assets of the U.K. Loan Parties from the Borrowing Base, no Event of Default shall have occurred and be continuing and Excess Availability shall be no less than 10% of the Revolving Credit Facility, (ii) the aggregate Outstanding Amount of all U.K. Revolving Credit Loans and U.K. Swingline Loans, together with all accrued and unpaid interest and fees with respect thereto, shall have been repaid in full, (iii) all U.K. L/C Obligations shall have been Cash Collateralized in an amount equal to 105% of the U.K. L/C Obligations (in the case of U.K. L/C Obligations relating to U.K. Letters of Credit denominated in an Approved Foreign Currency) or 100% of the other U.K. L/C Obligations, and (iv) the Administrative Agent shall have received an updated version of the then current Borrowing Base Certificate, prepared on a pro forma basis to reflect the removal of the U.K. Borrowing Base.
Section 10.25.    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
Section 10.26.    Keepwell. Each Qualified ECP Loan Party hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Loan Documents in respect of Swap Obligations (provided, that, each Qualified ECP Loan Party shall only be liable under this Section 10.26 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.26, or otherwise under the Loan Documents, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Loan Party under this Section shall remain in full force and effect until payment in full of the Finance Obligations. Each Qualified ECP Loan Party intends that this Section 10.26 constitute, and this Section 10.26 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
Section 10.27.    Erroneous Payments.
(a)    Each Secured Party hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Secured Party (or the

Revolving Credit Lender which is an Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Secured Party (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 10.27(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(b)    Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.
(c)    In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(d)    In the event that an Erroneous Payment (or portion thereof) with respect to any Facility is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Revolving Credit Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Revolving Credit Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Revolving Credit Lender (i) such Revolving Credit Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Revolving Credit Loans under such Facility (but not its Revolving Credit Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Loans”) to the Administrative Agent or, at the option of the Administrative Agent, the

Administrative Agent’s applicable lending affiliate (such assignee, the “Administrative Agent Assignee”) in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Revolving Credit Loans (but not Revolving Credit Commitments) of the Erroneous Payment Impacted Loans, the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent Assignee as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, following the effectiveness of the Erroneous Payment Deficiency Assignment, the Administrative Agent may make a cashless reassignment to the applicable assigning Revolving Credit Lender of any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Revolving Credit Lender and upon such reassignment all of the Revolving Credit Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Revolving Credit Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, and (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 10.6.
(e)    Each Secured Party and other party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 10.27, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Finance Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers or any other Loan Party for the purpose of making for a payment on the Finance Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Finance Obligations, the Finance Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, s                                                                                                                                                                                                hall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(f)    Each party’s obligations under this Section 10.27 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Revolving Credit Lender, the termination of the Revolving Credit Commitments or the repayment, satisfaction or discharge of all Finance Obligations (or any portion thereof) under any Loan Document.
(g)    The provisions of this Section 10.27 to the contrary notwithstanding, (i) nothing in this Section 10.27 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment and (ii) there will only be deemed to be a recovery of the Erroneous Payment to the extent that the Administrative Agent has received payment from the Payment Recipient in immediately available funds of the Erroneous Payment Return, whether directly from the Payment Recipient, as a result of the exercise by the Administrative Agent of its rights of subrogation or set off as set forth above in clause (e) or as a result of the receipt by Administrative Agent Assignee of a payment of the outstanding principal balance of the Credit Revolving Loans assigned to Administrative Agent Assignee pursuant to an Erroneous Payment Deficiency Assignment, but excluding any other amounts in respect thereof (it being agreed that any payments of interest, fees, expenses or other amounts (other than principal) received by Administrative Agent Assignee in respect of the Revolving Credit Loans assigned to Administrative Agent Assignee pursuant to an Erroneous

Payment Deficiency Assignment shall be the sole property of the Administrative Agent Assignee and shall not constitute a recovery of the Erroneous Payment).
(h)    Subject to clauses (d) and (e) above, nothing in this Section 10.27 shall be deemed to increase, limit or otherwise modify the duties and obligations of the Loan Parties under the Loan Documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARENT BORROWER	MASONITE INTERNATIONAL CORPORATION
	By:	Name:
Title:

LEAD U.S. BORROWER	MASONITE CORPORATION
	By:	Name:
Title:

LEAD U.K. BORROWER	PREMDOR CROSBY LIMITED
	By:	Name:
Title:

OTHER U.K. BORROWERS	DOOR-STOP INTERNATIONAL LIMITED
	By:	Name:
Title:

1

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Joint Lead Arranger and Joint Lead Bookrunner

By: ___________________________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as U.S. Revolving Credit Lender and L/C Issuer

By: ___________________________________
Name:
Title:

WELLS FARGO CAPITAL FINANCE
CORPORATION CANADA,
as Canadian Revolving Credit Lender and L/C Issuer

By: ___________________________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION
(LONDON BRANCH),
as U.K. Revolving Credit Lender and L/C Issuer

By: ___________________________________
Name:
Title:

2

BANK OF AMERICA, N.A.,
as Syndication Agent, Joint Lead Arranger and Joint
Lead Bookrunner

By: ___________________________________
Name:
Title:

BANK OF AMERICA, N.A.,
as U.S. Revolving Credit Lender

By: ___________________________________
Name:
Title:

BANK OF AMERICA, N.A.
(acting through its Canada Branch),
as Canadian Revolving Credit Lender

By: ___________________________________
Name:
Title:

BANK OF AMERICA, N.A.,
as U.K. Revolving Credit Lender

By: ___________________________________
Name:
Title:

3

ROYAL BANK OF CANADA,
as Co-Documentation Agent, Joint Lead Arranger
and Joint Lead Bookrunner

By: ___________________________________
Name:
Title:

ROYAL BANK OF CANADA,
as U.S. Revolving Credit Lender

By: ___________________________________
Name:
Title:

ROYAL BANK OF CANADA,
as Canadian Revolving Credit Lender

By: ___________________________________
Name:
Title:

ROYAL BANK OF CANADA,
as U.K. Revolving Credit Lender

By: ___________________________________
Name:
Title:

4

HSBC BANK USA, NATIONAL ASSOCIATION,
as Co-Documentation Agent, Joint Lead Arranger and
Joint Lead Bookrunner

By: ___________________________________
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION,
as U.S. Revolving Credit Lender

By: ___________________________________
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION,
as Canadian Revolving Credit Lender

By: ___________________________________
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION,
as U.K. Revolving Credit Lender

By: ___________________________________
Name:
Title:

5

JPMORGAN CHASE BANK, N.A.,
as Co-Documentation Agent

By: ___________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as U.S. Revolving Credit Lender

By: ___________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH,
as Canadian Revolving Credit Lender

By: ___________________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A., LONDON
BRANCH,
as U.K. Revolving Credit Lender

By: ___________________________________
Name:
Title:

6

PNC BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent

By: ___________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as U.S. Revolving Credit Lender

By: ___________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as Canadian Revolving Credit Lender

By: ___________________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as U.K. Revolving Credit Lender

By: ___________________________________
Name:
Title:

7

REGIONS BANK,
as Co-Documentation Agent

By: ___________________________________
Name:
Title:

REGIONS BANK,
as U.S. Revolving Credit Lender

By: ___________________________________
Name:
Title:

REGIONS BANK,
as Canadian Revolving Credit Lender

By: ___________________________________
Name:
Title:

REGIONS BANK,
as U.K. Revolving Credit Lender

By: ___________________________________
Name:
Title:

8

TD BANK, N.A.,
as Co-Documentation Agent

By: ___________________________________
Name:
Title:

TD BANK, N.A.,
as U.S. Revolving Credit Lender

By: ___________________________________
Name:
Title:

TD BANK, N.A.,
as Canadian Revolving Credit Lender

By: ___________________________________
Name:
Title:

TD BANK, N.A.,
as U.K. Revolving Credit Lender

By: ___________________________________
Name:
Title:

9